                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR/A


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: BlackRock Variable Series Funds, Inc.
                 BlackRock Balanced Capital V.I. Fund
                 BlackRock Basic Value V.I. Fund
                 BlackRock Fundamental Growth V.I. Fund
                 BlackRock Global Allocation V.I. Fund
                 BlackRock Global Growth V.I. Fund
                 BlackRock Government Income V.I. Fund
                 BlackRock High Income V.I. Fund
                 BlackRock International Value V.I. Fund
                 BlackRock Large Cap Core V.I. Fund
                 BlackRock Large Cap Growth V.I. Fund
                 BlackRock Large Cap Value V.I. Fund
                 BlackRock Money Market V.I. Fund
                 BlackRock S&P 500 V.I. Fund
                 BlackRock Total Return V.I. Fund
                 BlackRock Utilities and Telecommunications V.I. Fund BlackRock Value Opportunities V.I. Fund

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
     BlackRock Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2007

Date of reporting period: 01/01/2007 - 12/31/2007

                                EXPLANATORY NOTE

      The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2007, originally filed with the Securities and Exchange Commission on March 6, 2008 (Accession Number 0000950123-08-002612).

      On December 9, 2008, the Board of Directors of BlackRock Variable Series Funds, Inc. (the "Corporation"), approved the re-opening of the Class III Shares of the BlackRock Large Cap Core V.I. Fund and the BlackRock Large Cap Value V.I. Fund (each, a "Fund" and together, the "Funds"), each a series of the Corporation. The Class III Shares of each Fund re-opened to new investors effective December 15, 2008.

Item 1 - Report to Stockholders

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     BLACKROCK VARIABLE
     -------------
     SERIES FUNDS, INC.

     -------------








                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
A Letter to Shareholders

--------------------------------------------------------------------------------

DEAR SHAREHOLDER

  Financial markets endured heightened volatility during 2007, culminating in mixed results for some of the major benchmark indexes:

TOTAL RETURNS AS OF DECEMBER 31, 2007

----------------------------------------------------
                                 6-month    12-month
----------------------------------------------------
U.S. equities (S&P 500
  Index)......................    -1.37%      +5.49%
Small cap U.S. equities
  (Russell 2000 Index)........    -7.53       -1.57
International equities (MSCI
  Europe, Australasia, Far
  East Index).................    +0.39      +11.17
Fixed income (Lehman Brothers
  U.S. Aggregate Bond Index)..    +5.93       +6.97
Tax-exempt fixed income
  (Lehman Brothers Municipal
  Bond Index).................    +3.22       +3.36
High yield bonds (Lehman
  Brothers U.S. Corporate High
  Yield 2% Issuer Cap Index)..    -0.67       +2.27

----------------------------------------------------


  Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

  Subprime mortgage woes dominated headlines for much of 2007, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") stepped in to inject liquidity into the markets and bolster investor confidence, cutting the federal funds rate by 0.50% in September, 0.25% in October and 0.25% in December, which brought the target short-term interest rate to 4.25%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling.

  Amid the volatility, equity markets displayed surprising resilience. Market fundamentals generally held firm, dividend payouts and share buybacks continued, and valuations remained attractive. To some extent, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets, but 2007 remained a record year for global M&A nonetheless. As the returns indicate, the most recent six months were more trying, reflecting the slowing U.S. economy, a troubled housing market and a more difficult corporate earnings backdrop. Overall, large cap stocks outperformed small caps as investors grew increasingly risk averse. International markets fared better than their U.S. counterparts, benefiting from generally stronger economies.


  In fixed income markets, mixed economic signals and subprime fallout resulted in a flight to quality. Investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.04% by year-end, while prices correspondingly rose. The tax-exempt bond market waffled amid the economic uncertainty and concerns around the credit worthiness of bond insurers, but set a new-issuance record in 2007. A drop in municipal bond prices created buying opportunities, and the heightened supply was generally well absorbed.

  As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2007 and our 10 predictions for 2008, please ask your financial professional for a copy of "What's Ahead in 2008: An Investment Perspective," or view it online at WWW.BLACKROCK.COM/FUNDS. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

Sincerely,

/s/ Rob Kapito
Rob Kapito
President, BlackRock Advisors, LLC

--------------------------------------------------------------------------------

     BLACKROCK BALANCED CAPITAL V.I. FUND

     ---------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund posted a positive return for the year ended December 31, 2007. Asset allocation proved unfavorable, and bonds underperformed their benchmark while equities outpaced the S&P 500 Index.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Within the equity portfolio, our underweight position and good stock selection in financials was the primary contributor to performance. We benefited from strong performance in The Bank of New York Mellon Corp. and Prudential Financial, Inc., and from avoiding many of the troubled bank and brokerage stocks. Good stock selection in the energy sector also aided results, led by Murphy Oil Corp. and Weatherford International Ltd. These areas of strength more than offset poor stock selection in information technology (IT), with particular weakness in Micron Technology, Inc. and Sun Microsystems, Inc. and our avoidance of strong-performing Apple Inc. and Google, Inc. An underweight in utilities also impaired performance, as this was one of the market's strongest sectors in 2007.

  - Within the fixed income portfolio, an overweight to mortgage-related securities detracted from performance, while an underweighting and good security selection among corporate bonds proved advantageous.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Within the equity portfolio, we increased our overweight position in IT and altered several individual positions within the sector. We reduced holdings in Accenture Ltd., Applied Materials, Inc., Juniper Networks, Inc. and Sun Microsystems on relative price strength, added to positions in International Business Machines Corp., Intersil Corp. and Microsoft Corp., and established positions in Broadcom Corp., Micron Technology and Texas Instruments, Inc. We believe these companies' financial strength, international exposure and promising new product cycles should prove beneficial amid the current market uncertainty.


  - We reduced exposure to financials, concentrating on companies we believe have sound competitive positions and in whose managements we have high confidence. We trimmed positions in Citigroup, Inc. and ACE Ltd. and eliminated Genworth Financial, Inc., Fannie Mae and Wells Fargo & Co., while adding to JPMorgan Chase & Co., Legg Mason, Inc. and RenaissanceRe Holdings Ltd. We increased exposure to health care, largely by adding to positions in Bristol-Myers Squibb Co. and Pfizer, Inc.

  - Within fixed income, we increased exposure to high-quality bonds in the residential and commercial mortgage markets as credit spreads widened. We also reduced our underweighting to the corporate market through selected additions there.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - As a percentage of total investments, the Fund ended the year invested 62.5% in equities, 35.1% in fixed income and 2.4% in cash equivalents.

  - While uncertainty over the pace of economic and corporate earnings growth is likely to persist in early 2008, we view the associated decline in share prices opportunistically and will look to increase our exposure to equities in general and cyclical stocks in particular. As expectations and valuations continue to fall, we see an attractive opportunity to purchase shares in above-average companies with strong competitive positions, favorable financial characteristics and solid managements at or near record-low valuations. Bonds, meanwhile, look increasingly expensive as interest rates are low and inflation-adjusted yields are well below historical averages, limiting their return potential.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------


                          BLACKROCK BALANCED
                             CAPITAL V.I.                     LEHMAN BROTHERS
                             FUND+-CLASS I      S&P 500(R)     U.S. AGGREGATE
                                SHARES*           INDEX++      BOND INDEX+++
                          ------------------    ----------    ---------------
12/97                            10000             10000           10000
12/98                            11356             12858           10869
12/99                            12347             15563           10779
12/00                            12140             14146           12033
12/01                            11242             12465           13049
12/02                             9705              9710           14387
12/03                            11796             12495           14977
12/04                            12818             13855           15627
12/05                            13348             14536           16007
12/06                            15369             16832           16700
12/07                            16185             17756           17864




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

+ The Fund invests in a balanced portfolio of fixed income and equity securities.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
------------------------------------------------------------------------------------
One Year Ended 12/31/07                                                    + 5.31%

------------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                  +10.77
------------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                   + 4.93
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------

                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                    -0.75%         +5.31%

------------------------------------------------------------------------------------------

S&P 500 Index**                                                    -1.37          +5.49
------------------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Bond Index***                       +5.93          +6.97
------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $  992.50              $3.79
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.50              $3.84
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .75% for Class I, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------


                                                                         PERCENT OF
ASSET MIX                                                          LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Common Stocks...................................................            63.3%
U.S. Government Agency Mortgage-Backed Securities...............            15.1
Non-U.S. Government Agency Mortgage-Backed Securities...........             8.9
Corporate Bonds.................................................             6.0
Asset-Backed Securities.........................................             3.2
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............             1.4
U.S. Government Obligations.....................................             1.2
Preferred Securities............................................             0.7
Foreign Government Obligations..................................             0.2

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

----------------------------------------------------------------------------------------------

                                                              SHARES VOTED     SHARES WITHHELD
                                                                   FOR           FROM VOTING
----------------------------------------------------------------------------------------------
 To elect the Fund's Board of Directors:
  James H. Bodurtha, Bruce R. Bond, Donald W. Burton,
  Richard S. Davis, Stuart E. Eizenstat, Laurence D.
  Fink, Kenneth A. Froot, Henry Gabbay, Robert M.
  Hernandez, John F. O'Brien, Roberta Cooper Ramo, Jean
  Margo Reid, David H. Walsh, Fred G. Weiss, Richard R.
  West                                                          4,165,689          234,479

----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

--------------------------------------------------------------------------------



                                    SHARES
COMMON STOCKS                         HELD     VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--2.9%
Honeywell International,
  Inc. .....................        11,800  $   726,526
United Technologies Corp. ..        11,700      895,518
                                            -----------
                                              1,622,044

-------------------------------------------------------


AIR FREIGHT & LOGISTICS--1.3%
FedEx Corp. ................         8,000      713,360
-------------------------------------------------------


AUTOMOBILES--0.9%
Harley-Davidson, Inc. ......        10,500      490,455
-------------------------------------------------------


BEVERAGES--0.9%
Anheuser-Busch Cos., Inc. ..        10,000      523,400
-------------------------------------------------------


BUILDING PRODUCTS--0.5%
Masco Corp. ................        12,000      259,320
-------------------------------------------------------


CAPITAL MARKETS--3.9%
The Bank of New York Mellon
  Corp. ....................        20,500      999,580
Legg Mason, Inc. ...........         6,700      490,105
Morgan Stanley..............        13,500      716,985
                                            -----------
                                              2,206,670
-------------------------------------------------------


CHEMICALS--1.3%
E.I. du Pont de Nemours &
  Co. ......................        17,000      749,530
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--2.4%
Cisco Systems, Inc.(d)......        32,000      866,240
Juniper Networks, Inc.(d)...         2,500       83,000
Motorola, Inc. .............        24,000      384,960
                                            -----------
                                              1,334,200
-------------------------------------------------------


COMPUTERS & PERIPHERALS--4.0%
Hewlett-Packard Co. ........        18,500      933,880
International Business
  Machines Corp. ...........         7,500      810,750
Sun Microsystems, Inc.(d)...        30,000      543,900
                                            -----------
                                              2,288,530
-------------------------------------------------------


CONSUMER FINANCE--0.3%
Discover Financial
  Services..................        11,000      165,880
-------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--2.0%
Citigroup, Inc. ............         8,000      235,520
JPMorgan Chase & Co. .......        21,000      916,650
                                            -----------
                                              1,152,170
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--2.6%
AT&T Inc. ..................        16,000      664,960
Verizon Communications,
  Inc. .....................        18,800      821,372
                                            -----------
                                              1,486,332
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.4%
Tyco Electronics Ltd. ......         6,700      248,771
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--3.1%
Schlumberger Ltd. ..........         5,200      511,524
Transocean, Inc.............         2,500      357,875
Weatherford International
  Ltd.(d)...................        13,200      905,520
                                            -----------
                                              1,774,919
-------------------------------------------------------


FOOD & STAPLES RETAILING--0.6%
Wal-Mart Stores, Inc. ......         6,500      308,945
-------------------------------------------------------


FOOD PRODUCTS--4.4%
Cadbury Schweppes Plc(a)....         8,000      394,960
General Mills, Inc. ........         6,200      353,400
Nestle SA Registered
  Shares....................         1,900      872,461
Unilever NV(a)..............        24,000      875,040
                                            -----------
                                              2,495,861
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
Baxter International,
  Inc. .....................        16,500      957,825
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.2%
AmerisourceBergen Corp. ....         2,500      112,175
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.7%
McDonald's Corp. ...........        16,000      942,560
-------------------------------------------------------


HOUSEHOLD DURABLES--0.8%
Sony Corp.(a)...............         8,200      445,260
-------------------------------------------------------


HOUSEHOLD PRODUCTS--1.7%
Kimberly-Clark Corp. .......        14,000      970,760
-------------------------------------------------------


IT SERVICES--1.1%
Accenture Ltd. Class A......        17,000      612,510
-------------------------------------------------------


INDUSTRIAL CONGLOMERATES--4.6%
3M Co. .....................         7,200      607,104
General Electric Co. .......        26,400      978,648
Textron, Inc. ..............        14,000      998,200
                                            -----------
                                              2,583,952
-------------------------------------------------------


INSURANCE--5.6%
ACE Ltd. ...................        13,500      834,030
American International
  Group, Inc. ..............        16,000      932,800
Prudential Financial,
  Inc. .....................         9,100      846,664
RenaissanceRe Holdings
  Ltd. .....................         9,100      548,184
                                            -----------
                                              3,161,678
-------------------------------------------------------


INTERNET SOFTWARE & SERVICES--0.9%
Yahoo! Inc.(d)..............        22,500      523,350
-------------------------------------------------------


MACHINERY--1.0%
Dover Corp. ................        12,800      589,952
-------------------------------------------------------


MEDIA--1.8%
CBS Corp. Class B...........        19,000      517,750
Comcast Corp. Special Class
  A(d)......................        16,000      289,920
Walt Disney Co. ............         6,500      209,820
                                            -----------
                                              1,017,490
-------------------------------------------------------


METALS & MINING--0.8%
Alcoa, Inc. ................        12,000      438,600
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--4.9%
Devon Energy Corp. .........        10,300      915,773
EnCana Corp. ...............         5,300      360,188
Exxon Mobil Corp. ..........         5,300      496,557
Murphy Oil Corp. ...........        12,000    1,018,080
                                            -----------
                                              2,790,598
-------------------------------------------------------


PAPER & FOREST PRODUCTS--0.9%
International Paper Co. ....         5,000      161,900
MeadWestvaco Corp. .........        10,600      331,780
                                            -----------
                                                493,680
-------------------------------------------------------


PHARMACEUTICALS--4.1%
Bristol-Myers Squibb Co. ...        28,000      742,560
Pfizer, Inc. ...............         9,600      218,208
Schering-Plough Corp. ......        18,700      498,168
Wyeth.......................        19,300      852,867
                                            -----------
                                              2,311,803
-------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--2.2%
Applied Materials, Inc. ....         3,300       58,608
Broadcom Corp. Class A(d)...         9,000      235,260
Intersil Corp. Class A......        21,500      526,320
Micron Technology, Inc.(d)..        48,000      348,000
Texas Instruments, Inc. ....         2,500       83,500
                                            -----------
                                              1,251,688
-------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                    SHARES
COMMON STOCKS                         HELD     VALUE
-------------------------------------------------------


SOFTWARE--2.7%
Electronic Arts, Inc.(d)....         9,600  $   560,736
Microsoft Corp. ............        27,500      979,000
                                            -----------
                                              1,539,736
-------------------------------------------------------


SPECIALTY RETAIL--0.7%
Home Depot, Inc. ...........        13,000      350,220
Limited Brands, Inc. .......         2,500       47,325
                                            -----------
                                                397,545
-------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$30,951,651)--68.9%                   38,961,549
-------------------------------------------------------


-------------------------------------------------------

PREFERRED SECURITIES
-------------------------------------------------------

                                      FACE
CAPITAL TRUSTS                      AMOUNT
-------------------------------------------------------
CAPITAL MARKETS--0.1%
Lehman Brothers Holdings
  Capital Trust V,
  5.857%(b)(j)..............  USD   10,000        8,913
Mellon Capital IV Series 1,
  6.244%(b)(j)..............        25,000       23,203
                                            -----------
                                                 32,116

-------------------------------------------------------

COMMERCIAL BANKS--0.1%
BAC Capital Trust VI, 5.625%
  due 3/08/2035.............        30,000       25,622
USB Capital IX,
  6.189%(b)(j)..............        50,000       45,251
                                            -----------
                                                 70,873

-------------------------------------------------------

TOTAL CAPITAL TRUSTS
(COST--$115,051)--0.2%                          102,989
-------------------------------------------------------


-------------------------------------------------------

                                    SHARES
PREFERRED STOCKS                      HELD
-------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.6%
Fannie Mae, 8.25%...........         4,950      127,463
Fannie Mae Series O, 7%.....         1,900       87,578
Freddie Mac Series Z,
  8.375%....................         3,600       94,140
-------------------------------------------------------

TOTAL PREFERRED STOCKS
(COST--$319,438)--0.6%                          309,181
-------------------------------------------------------


-------------------------------------------------------

                                      FACE
TRUST PREFERREDS                    AMOUNT
-------------------------------------------------------
COMMERCIAL BANKS--0.0%
SunTrust Capital VIII, 6.10%
  due 12/15/2036(b).........  USD   25,000       20,806
-------------------------------------------------------

TOTAL TRUST PREFERREDS
(COST--$24,596)--0.0%                            20,806
-------------------------------------------------------

TOTAL PREFERRED SECURITIES
(COST--$459,085)--0.8%                          432,976
-------------------------------------------------------


-------------------------------------------------------

FIXED INCOME SECURITIES
-------------------------------------------------------

CORPORATE BONDS
-------------------------------------------------------

AEROSPACE & DEFENSE--0.1%
Honeywell International,
  Inc., 5.70% due
  3/15/2036.................        30,000       29,542
L-3 Communications Corp.
  Series B, 6.375% due
  10/15/2015................         2,000        1,970
                                            -----------
                                                 31,512
-------------------------------------------------------

                                      FACE
CORPORATE BONDS                     AMOUNT     VALUE
-------------------------------------------------------
AIRLINES--0.0%
American Airlines, Inc.
  Series 2003-1, 3.857% due
  1/09/2012(i)..............  USD   19,200       18,216
-------------------------------------------------------


BUILDING PRODUCTS--0.0%
Momentive Performance
  Materials, Inc., 10.125%
  due 12/01/2014(e)(k)......        15,000       13,725
-------------------------------------------------------


CAPITAL MARKETS--1.4%
The Bear Stearns Cos., Inc.:
  6.95% due 8/10/2012.......        70,000       71,974
  6.40% due 10/02/2017......        25,000       24,154
Credit Suisse Guernsey Ltd.,
  5.86%(b)(j)...............        80,000       71,616
Goldman Sachs Capital II,
  5.793%(b)(j)..............        35,000       31,161
The Goldman Sachs Group,
  Inc., 5.25% due
  10/15/2013................       130,000      130,045
Lehman Brothers Holdings,
  Inc.:
  6% due 7/19/2012..........        75,000       76,367
  6.75% due 12/28/2017......        25,000       25,767
  Series I, 5.25% due
  2/06/2012.................        40,000       39,580
  Series MTN, 7% due
  9/27/2027.................        25,000       25,374
Morgan Stanley:
  6.25% due 8/28/2017.......       105,000      106,743
  Series F, 5.55% due
  4/27/2017.................        80,000       78,013
UBS AG Series DPNT, 5.875%
  due 12/20/2017............       100,000      100,705
                                            -----------
                                                781,499
-------------------------------------------------------


COMMERCIAL BANKS--0.5%
Barclays Bank Plc,
  8.55%(b)(j)(k)............        55,000       57,931
Corporacion Andina de
  Fomento, 6.875% due
  3/15/2012.................        50,000       53,351
Royal Bank of Scotland Group
  Plc, 6.99%(b)(j)(k).......       100,000       99,609
Wachovia Bank NA, 6.60% due
  1/15/2038.................        75,000       75,377
                                            -----------
                                                286,268
-------------------------------------------------------


CONSUMER FINANCE--0.4%
HSBC Finance Corp., 6.50%
  due 11/15/2008............       165,000      166,812
MBNA Corp., 4.625% due
  9/15/2008.................        30,000       29,927
SLM Corp., 5.125% due
  8/27/2012.................        25,000       22,361
                                            -----------
                                                219,100
-------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.5%
Bank of America Corp.:
  4.875% due 9/15/2012......        65,000       65,159
  5.75% due 12/01/2017......       120,000      120,275
Citigroup, Inc.:
  5.625% due 8/27/2012......        90,000       91,168
  5.50% due 2/15/2017.......        65,000       63,170
  8.30% due 12/21/2077(b)...        50,000       52,210
General Electric Capital
  Corp.:
  5% due 11/15/2011.........       205,000      207,483
  6.15% due 8/07/2037.......        55,000       58,433
  6.375% due 11/15/2067(b)..        50,000       51,624
JPMorgan Chase Capital XXV,
  6.80% due 10/01/2037......       125,000      120,184
                                            -----------
                                                829,706
-------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
AT&T, Inc., 6.50% due
  9/01/2037.................        75,000       78,426
GTE Corp., 6.84% due
  4/15/2018.................        50,000       54,245
Qwest Communications
  International, Inc.:
  7.50% due 2/15/2014.......        10,000        9,975
  Series B, 7.50% due
  2/15/2014.................         5,000        4,988

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                      FACE
CORPORATE BONDS                     AMOUNT     VALUE
-------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES (CONCLUDED)
Telecom Italia Capital SA,
  6% due 9/30/2034..........  USD   10,000  $     9,724
                                            -----------
                                                157,358
-------------------------------------------------------


ELECTRIC UTILITIES--0.2%
Jersey Central Power & Light
  Co.,
  6.40% due 5/15/2036.......        15,000       14,594
Public Service Co. of New
  Mexico,
  4.40% due 9/15/2008.......        40,000       39,738
Sierra Pacific Power Co.,
  6% due 5/15/2016..........        40,000       39,650
Southern California Edison
  Co.,
  5.625% due 2/01/2036......        36,000       34,449
                                            -----------
                                                128,431
-------------------------------------------------------


FOOD PRODUCTS--0.1%
Kraft Foods, Inc., 6.50% due
  8/11/2017.................        35,000       36,209
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.0%
The Cooper Cos., Inc.,
  7.125% due 2/15/2015......        25,000       24,312
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.0%
UnitedHealth Group, Inc.,
  5.80% due 3/15/2036.......        25,000       22,868
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
American Real Estate
  Partners LP,
  7.125% due 2/15/2013......         5,000        4,700
-------------------------------------------------------


INSURANCE--0.3%
Chubb Corp.,
  6.375% due 3/29/2067(b)...        25,000       24,385
Lincoln National Corp.,
  7% due 5/17/2066(b).......        25,000       25,101
MetLife, Inc.,
  6.40% due 12/15/2066......        45,000       41,242
Progressive Corp.,
  6.70% due 6/15/2037(b)....        35,000       32,493
The Travelers Cos., Inc.,
  6.25% due 3/15/2067(b)....        25,000       23,445
                                            -----------
                                                146,666
-------------------------------------------------------


MEDIA--0.9%
CSC Holdings, Inc. Series B,

  8.125% due 7/15/2009......         5,000        5,081
Cablevision Systems Corp.
  Series B,
  9.644% due 4/01/2009(b)...        30,000       30,338
Comcast Corp.:
  5.85% due 1/15/2010.......        50,000       51,190
  6.50% due 1/15/2017.......        50,000       52,132
  6.45% due 3/15/2037.......        30,000       30,545
  6.95% due 8/15/2037.......        30,000       32,378
Cox Communications, Inc.,
  7.125% due 10/01/2012.....        30,000       31,994
Idearc, Inc., 8% due
  11/15/2016................        15,000       13,763
News America, Inc.:
  6.40% due 12/15/2035......        40,000       40,466
  6.75% due 1/09/2038.......        85,000       92,753
Time Warner Cable, Inc.,
  5.85% due 5/01/2017.......        50,000       50,123
Time Warner Cos., Inc.,
  9.125% due 1/15/2013......        85,000       96,567
                                            -----------
                                                527,330
-------------------------------------------------------


METALS & MINING--0.1%
Freeport-McMoRan Copper &
  Gold, Inc.:
  8.25% due 4/01/2015.......  USD   15,000       15,900
  8.394% due 4/01/2015(b)...        10,000       10,150
  8.375% due 4/01/2017......        30,000       32,175
                                            -----------
                                                 58,225
-------------------------------------------------------


MULTI-UTILITIES--0.1%
CMS Energy Corp., 6.55% due
  7/17/2017.................        30,000       29,409
Xcel Energy, Inc., 6.50% due
  7/01/2036.................        20,000       19,841
                                            -----------
                                                 49,250
-------------------------------------------------------


OFFICE ELECTRONICS--0.1%
Xerox Corp., 6.40% due
  3/15/2016.................        40,000       40,931
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.5%
Anadarko Petroleum Corp.:
  5.95% due 9/15/2016.......        25,000       25,456
  6.45% due 9/15/2036.......        50,000       50,917
Colonial Pipeline Co., 7.63%
  due 4/15/2032(k)..........        25,000       29,236
Midamerican Energy Holdings
  Co.,
  5.95% due 5/15/2037.......        25,000       24,249
Motiva Enterprises LLC,
  5.20% due 9/15/2012(k)....        60,000       62,957
Northwest Pipeline Corp., 7%
  due 6/15/2016.............        45,000       47,925
Petrobras International
  Finance Co., 5.875% due
  3/01/2018.................        15,000       14,918
Sabine Pass LNG LP, 7.50%
  due 11/30/2016............        10,000        9,550
Tennessee Gas Pipeline Co.,
  7% due 10/15/2028.........         5,000        5,047
                                            -----------
                                                270,255
-------------------------------------------------------


PHARMACEUTICALS--0.1%
Eli Lilly & Co., 7.125% due
  6/01/2025.................         5,000        5,830
Wyeth, 6% due 2/15/2036.....        40,000       39,997
                                            -----------
                                                 45,827
-------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.0%
Developers Diversified
  Realty Corp., 6.625% due
  1/15/2008.................        20,000       20,019
-------------------------------------------------------

TOTAL CORPORATE BONDS
(COST--$3,715,192)--6.6%                      3,712,407
-------------------------------------------------------

-------------------------------------------------------



FOREIGN GOVERNMENT
OBLIGATIONS
-------------------------------------------------------
Argentina Bonos,
  5.374% due
  8/03/2012(b)(i)...........        43,750       38,589
Bundesrepublik Deutschland
  Series 07, 4.25% due
  7/04/2039.................  EUR   50,000       68,957
Mexico Government
  International Bond, 6.375%
  due 1/16/2013.............  USD   15,000       15,953
-------------------------------------------------------

TOTAL FOREIGN GOVERNMENT
OBLIGATIONS
(COST--$125,236)--0.2%                          123,499
-------------------------------------------------------


-------------------------------------------------------


ASSET-BACKED SECURITIES**
-------------------------------------------------------
ACE Securities Corp. Series
  2005-ASP1 Class M1, 5.545%
  due 9/25/2035(b)..........       100,000       67,160
Ameriquest Mortgage
  Securities, Inc. Series
  2003-7 Class M1, 5.715%
  due 8/25/2033(b)..........       100,000       75,000

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                      FACE
ASSET-BACKED SECURITIES**           AMOUNT     VALUE
-------------------------------------------------------
Capital Auto Receivables
  Asset Trust Series 2006-1
  Class A4, 5.04% due
  5/17/2010.................  USD  200,000  $   200,866
Chase Issuance Trust Series
  2007-A17 Class A, 5.12%
  due 10/15/2014............       100,000      102,419
Countrywide Asset Backed
  Certificates(b):
  Series 2004-5 Class A,
  5.315% due 10/25/2034.....        18,284       15,633
  Series 2004-13 Class AF4,
  4.923% due 1/25/2033......        50,000       46,787
  Series 2004-13 Class MF1,
  5.071% due 12/25/2034.....        50,000       42,882
  Series 2007-5 Class 2A1,
  5.42% due 9/25/2037.......       164,893      161,485
Home Equity Asset Trust
  Series 2005-3 Class 1A2,
  5.115% due 8/25/2035(b)...         5,847        5,154
Irwin Home Equity Corp.
  Series 2005-C Class 1A1,
  5.125% due 4/25/2030(b)...        26,622       23,960
Morgan Stanley ABS Capital I
  (b):
  Series 2005-HE1 Class
  A2MZ, 5.165% due
  12/25/2034................        10,314        9,457
  Series 2005-NC2 Class
  A1MZ, 5.115% due
  3/25/2035.................         1,331        1,329
  Series 2005-NC2 Class
  A2MZ, 5.115% due
  3/25/2035.................         2,506        2,465
Morgan Stanley Home Equity
  Loans Series 2007-2 Class
  A1, 5.42% due
  4/25/2037(b)..............       160,341      156,113
New Century Home Equity Loan
  Trust Series 2005-2 Class
  A2MZ, 5.125% due
  6/25/2035(b)..............        25,969       24,126
Park Place Securities, Inc.
  Series 2005-WCH1(b):
  Class A1B, 5.165% due
  1/25/2035.................         6,618        5,734
  Class A3D, 5.205% due
  1/25/2035.................         6,353        5,872
Popular ABS Mortgage Pass-
  Through Trust Series 2005-
  1 Class M2, 5.507% due
  5/25/2035.................        30,000       20,400
Residential Asset Mortgage Products, Inc.(b):
  Series 2005-RS3 Class AI2,
  5.035% due 3/25/2035......        30,505       28,871
  Series 2007-RZ1 Class A1,
  5.39% due 2/25/2037.......        80,662       78,959
Structured Asset Investment
  Loan Trust(b):
  Series 2003-BC6 Class M1,
  5.615% due 7/25/2033......       150,000      138,000
  Series 2003-BC7 Class M1,
  5.615% due 7/25/2033......       150,000      135,563
  Series 2004-8 Class M4,
  5.873% due 9/25/2034......       100,000       75,000
Structured Asset Securities
  Corp., Series 2004-23XS
  Class 2A1, 5.089% due
  1/25/2035(b)..............        37,558       37,158
USAA Auto Owner Trust Series
  2005-3 Class A4, 4.63% due
  5/15/2012.................       150,000      150,115

Wachovia Auto Owner Trust
  Series 2005-B Class A3,
  4.79% due 4/20/2010.......        59,891       59,868
World Omni Auto Receivables
  Trust Series 2006-B Class
  A3, 5.15% due 11/15/2010..       275,000      275,992
-------------------------------------------------------

TOTAL ASSET-BACKED
SECURITIES
(COST--$2,092,347)--3.4%                      1,946,368
-------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY            FACE
MORTGAGE-BACKED SECURITIES**        AMOUNT     VALUE
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--4.1%
Bear Stearns Adjustable Rate Mortgage Trust(b):
  Series  2005-4 Class 3A1,
  5.37% due 8/25/2035.......  USD  464,240      464,640
  Series 2006-2 Class 2A1,
  5.65% due 7/25/2036.......       174,330      174,303
COMNI 07-1, 5.65% due
  12/23/2013................       120,000      120,000
Citimortgage Alternative
  Loan Trust Series 2007-A8
  Class A1, 6% due
  10/25/2037................        98,144       97,714
Countrywide Home Loan
  Mortgage Pass-Through
  Trust Series 2007-J3 Class
  A10, 6% due 7/25/2037.....        97,797       94,355
First Horizon Asset
  Securities, Inc. Series
  2005-AR3 Class 3A1, 5.50%
  due 8/25/2035(b)..........        83,027       82,998
Impac Secured Assets CMN
  Owner Trust Series 2004-3
  Class 1A4, 5.265% due
  11/25/2034(b).............        24,055       23,974
Structured Adjustable Rate
  Mortgage Loan Trust Series
  2007-3 Class 2A1, 5.738%
  due 4/25/2037(b)..........       138,847      138,753
Structured Asset Securities
  Corp.(b):
  Series 2005-GEL2 Class A,
  5.145% due 4/25/2035......        20,049       19,420
  Series 2005-OPT1 Class
  A4M, 5.215% due
  11/25/2035................        47,006       44,366
WaMu Mortgage Pass-Through
  Certificates Series 2007-
  HY3(b):
  Class 1A1, 5.67% due
  3/25/2037.................       436,189      438,043
  Class 4A1, 5.35% due
  3/25/2037.................       180,768      179,934
Washington Mutual
  Alternative Mortgage Pass-
  Through Certificates
  Series 2007-OC1 Class A,
  5.56% due 1/25/2047(b)....       189,911      178,932
Wells Fargo Mortgage Backed Securities Trust(b):
  Series 2005-AR15 Class
  2A1, 5.115% due
  9/25/2035.................       252,151      247,399
  Series 2006-AR12 Class
  2A1, 6.10% due 9/25/2036..        39,574       39,630
                                            -----------
                                              2,344,461
-------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED SECURITIES--5.6%
Banc of America Commercial Mortgage, Inc.(b):
  Series 2006-2 Class A4,
  5.741% due 5/10/2045......       250,000      258,388
  Series 2007-2 Class A4,
  5.688% due 4/10/2049......        75,000       76,964
Capco America Securitization
  Corp. Series 1998-D7 Class
  A1B, 6.26% due
  10/15/2030................       139,544      140,217
Citigroup/Deutsche Bank
  Commercial Mortgage Trust
  Series 2007-CD5 Class A4,
  5.886% due 11/15/2044(b)..        50,000       51,822
First Union-Lehman Brothers-
  Bank of America Series
  1998-C2 Class B, 6.64% due
  11/18/2035................       120,000      122,121
GE Capital Commercial
  Mortgage Corp. Series
  2001-2 Class A4, 6.29% due
  8/11/2033.................       170,000      177,888
GMAC Commercial Mortgage
  Securities, Inc. Series
  2004-C3 Class AAB, 4.702%
  due 12/10/2041............       400,000      398,724
GS Mortgage Securities Corp.
  II Series 2006-GG6 Class
  A2, 5.506% due
  4/10/2038(b)..............       150,000      151,678
Greenwich Capital Commercial Funding Corp.:
  Series 2004-GG1 Class A4,
  4.755% due 6/10/2036......       170,000      170,434
  Series 2006-GG7 Class A4,
  6.111% due 7/10/2038(b)...       150,000      156,755

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------


NON-U.S. GOVERNMENT AGENCY            FACE
MORTGAGE-BACKED SECURITIES**        AMOUNT     VALUE
-------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CONCLUDED)
JPMorgan Chase Commercial
  Mortgage Securities Corp.:
  Series 2006-CB15 Class A4,
  5.814% due 6/12/2043(b)...  USD  250,000  $   258,448
  Series  2006-LDP7 Class
  A4, 6.066% due
  4/15/2045(b)..............       250,000      260,115
  Series 2007-LD1 Class A2,
  5.804% due 6/15/2049(b)...        50,000       51,105
  Series 2007-LD12 Class A2,
  5.827% due 2/15/2051......        35,000       35,709
LB Commercial Conduit
  Mortgage Trust Series
  1999-C1 Class A2, 6.78%
  due 6/15/2031.............       166,046      168,878
LB-UBS Commercial Mortgage
  Trust:
  Series 2005-C3 Class A5,
  4.739% due 7/15/2030......       150,000      143,835
  Series 2007-C2 Class A3,
  5.43% due 2/15/2040.......       100,000      100,441
  Series 2007-C6 Class A4,
  5.858% due 7/15/2040(b)...       125,000      129,281
  Series  2007-C7 Class A3,
  5.866% due 9/15/2045(b)...       100,000      102,576
Morgan Stanley Capital I:
  Series 2007-HQ12 Class A2,
  5.633% due 6/12/2012(b)...        25,000       25,396
  Series 2007-IQ16 Class A4,
  5.809% due 12/12/2049.....        55,000       56,246
Mortgage Capital Funding,
  Inc. Series 1998-MC1 Class
  E, 7.06% due
  3/18/2030(b)..............        23,622       23,564
Wachovia Bank Commercial
  Mortgage Trust Series
  2007-C34 Class A3, 5.678%
  due 5/15/2046.............        75,000       76,628
                                            -----------
                                              3,137,213
-------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT
AGENCY MORTGAGE-BACKED
SECURITIES
(COST--$5,430,538)--9.7%                      5,481,674
-------------------------------------------------------


-------------------------------------------------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES**
-------------------------------------------------------
Fannie Mae Guaranteed Pass-
  Through Certificates:
  4.00% due 12/01/2020......        88,988       85,216
  4.50% due
  9/01/2020--1/15/2023(f)...       969,034      953,375
  5.00% due
  9/01/2020--1/15/2023(f)...       711,526      712,220
  5.50% due
  10/01/2020--12/01/2020....       101,541      102,896
  6.00% due
  6/01/2020--1/15/2038(f)...     3,122,768    3,173,100
  6.50% due
  7/01/2032--2/15/2038(f)...       181,251      186,709
Freddie Mac Mortgage
  Participation
  Certificates:
  5.00% due
  11/01/2035--6/01/2036(l)..       540,716      527,918
  5.50% due 9/01/2019.......        78,162       79,181
  5.748% due 4/01/2037(b)...       120,603      122,421
  5.862% due 5/01/2037(b)...       144,724      146,947
  5.992% due 11/01/2036(b)..       118,304      119,736
  6.00% due
  6/01/2035--2/15/2038(f)...     2,110,515    2,139,748
  7.00% due
  12/01/2031--7/01/2032.....        37,432       39,325

U.S. GOVERNMENT AGENCY                FACE
MORTGAGE-BACKED SECURITIES**        AMOUNT     VALUE
-------------------------------------------------------
Ginnie Mae MBS Certificates:
  6.00% due 1/21/2038(f)....  USD  300,000      306,469
  6.50% due 1/15/2038(f)....       600,000      618,375
-------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(COST--$9,267,802)--16.5%                     9,313,636
-------------------------------------------------------


-------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES**--
COLLATERALIZED MORTGAGE
OBLIGATIONS
-------------------------------------------------------
Fannie Mae Trust:
  Series 378 Class 4, 5% due
  7/01/2036(h)..............       248,738       52,944
  Series 2003-87 Class TJ,
  4.50% due 9/25/2018.......       140,000      135,832
  Series 2005-69 Class LE,
  5.50% due 11/25/2033......       234,132      237,492
  Series 2006-9 Class DA,
  5.50% due 7/25/2025.......       134,154      135,187
Freddie Mac Multiclass
  Certificates:
  Series 3068 Class VA,
  5.50% due 10/15/2016......        68,165       69,200
  Series 3087 Class VA,
  5.50% due 3/15/2015.......       197,674      200,945
-------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--
COLLATERALIZED MORTGAGE
OBLIGATIONS
(COST--$821,271)--1.5%                          831,600
-------------------------------------------------------


-------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS
-------------------------------------------------------
U.S. Treasury Inflation
  Indexed Bonds:
  3.875% due 1/15/2009......       169,430      174,433
  1.625% due 1/15/2015......       328,242      329,550
  2.375% due 1/15/2025......        27,709       29,090
U.S. Treasury Notes:
  3.875% due 10/31/2012.....       100,000      101,961
  4.25% due 11/15/2017......        65,000       66,132
-------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST--$659,791)--1.2%                          701,166
-------------------------------------------------------

TOTAL FIXED INCOME
SECURITIES
(COST--$22,112,177)--39.1%                   22,110,350
-------------------------------------------------------

-------------------------------------------------------


                                BENEFICIAL
SHORT-TERM SECURITIES             INTEREST
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  5.04%(c)(g)...............  USD1,493,832    1,493,832
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,493,832)--2.6%                      1,493,832
-------------------------------------------------------

-------------------------------------------------------

                                 NUMBER OF
OPTIONS PURCHASED               CONTRACTS+
-------------------------------------------------------
CALL OPTIONS PURCHASED
Receive a fixed rate of
  5.345% and pay a floating
  rate based on 3-month USD
  LIBOR, expiring November
  2009,
  Broker, Lehman Brothers
  Special Financing(m)......             1       20,203

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                 NUMBER OF
OPTIONS PURCHASED               CONTRACTS+     VALUE
-------------------------------------------------------
CALL OPTIONS PURCHASED (CONCLUDED)
Receive a fixed rate of
  5.78% and pay a floating
  rate based on 3-month
  LIBOR, expiring August
  2010,
  Broker, Deutsche Bank AG
  London(m).................             1  $    43,051
Receive a fixed rate of
  5.86% and pay a floating
  rate based on 3-month
  LIBOR, expiring August
  2011,
  Broker, JPMorgan
  Chase(m)..................             1       24,634
                                            -----------
                                                 87,888
-------------------------------------------------------

PUT OPTIONS PURCHASED
Pay a fixed rate of 5.5% and
  received a floating rate
  based on 3-month LIBOR,
  expiring January 2008,
  Broker, Morgan Stanley
  Capital Services,
  Inc.(m)...................             1            9
Pay a fixed rate of 5.345%
  and received a floating
  rate based on 3-month USD
  LIBOR, expiring November
  2009,
  Broker, Lehman Brothers
  Special Financing(m)......             1       12,458
Pay a fixed rate of 5.78%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring August
  2010,
  Broker, Deutsche Bank AG
  London(m).................             1       15,420

Pay a fixed rate of 5.86%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring August
  2011,
  Broker, JPMorgan
  Chase(m)..................             1       14,101
                                            -----------
                                                 41,988
-------------------------------------------------------

TOTAL OPTIONS PURCHASED
(PREMIUMS
PAID--$110,436)--0.2%                           129,876
-------------------------------------------------------

TOTAL INVESTMENTS BEFORE TBA
SALE COMMITMENTS AND OPTIONS
WRITTEN
(COST--$55,127,181*)--111.6%                 63,128,583
                                      FACE
TBA SALE COMMITMENTS                AMOUNT     VALUE
-------------------------------------------------------
Fannie Mae Guaranteed Pass-
  Through Certificates:
  6% due 6/01/2020-
  1/15/2038.................  USD (500,000) $  (509,307)
  5.50% due 10/01/2020-
  12/01/2020................      (100,000)    (101,287)
-------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS
RECEIVED--$603,084)--(1.1%)                    (610,594)
-------------------------------------------------------


-------------------------------------------------------

                                 NUMBER OF
OPTIONS WRITTEN                  CONTRACTS
-------------------------------------------------------
CALL OPTIONS WRITTEN
Pay a fixed rate of 5.40%
  and receive a floating
  rate based on 3-month USD
  LIBOR, expiring December
  2010,
  Broker, UBS Warburg(m)....            1+      (10,826)
U.S. Treasury Bond, expiring
  February 2008 at USD 112..             2         (875)

-------------------------------------------------------

PUT OPTIONS WRITTEN
Receive a fixed rate of
  5.40% and pay a floating
  rate based on 3-month USD
  LIBOR, expiring December
  2010,
  Broker, UBS Warburg(m)....            1+       (8,012)

-------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS
RECEIVED--$18,663)--(0.0%)                      (19,713)
-------------------------------------------------------

TOTAL INVESTMENTS, NET OF TBA SALE
COMMITMENTS AND OPTIONS WRITTEN
(COST--$54,505,434)--110.5%...............   62,498,276
LIABILITIES IN EXCESS OF OTHER
ASSETS--(10.5%)...........................   (5,948,312)
                                            -----------
NET ASSETS--100.0%........................  $56,549,964
                                            ===========



--------------------------------------------------------------------------------
* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost.....................    $55,636,874
                                       ===========
Gross unrealized appreciation......    $ 9,924,570
Gross unrealized depreciation......     (2,432,861)
                                       -----------
Net unrealized appreciation........    $ 7,491,709
                                       ===========



** Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

+   One contract represents a notional amount of $1,000,000.

(a)  Depositary receipts.

(b)  Floating rate security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------
                                      NET       INTEREST
AFFILIATE                          ACTIVITY      INCOME
--------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......    $(803,448)     $62,312

--------------------------------------------------------


(d)  Non-income producing security.

(e) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(f) Includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(g)  Represents the current yield as of December 31, 2007.

(h) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(i)  Subject to principal paydowns.

(j)  The security is a perpetual bond and has no definite maturity date.

(k) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(l) All or a portion of security held as collateral in connection with open financial futures contracts.

(m) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

   - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

   - Financial futures contracts purchased as of December 31, 2007 were as follows:

---------------------------------------------------------------------------------
                                                                     UNREALIZED
NUMBER OF                            EXPIRATION         FACE        APPRECIATION
CONTRACTS           ISSUE               DATE            VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------
    12             10-Year
             U.S. Treasury Bond      March 2008      $1,362,887       $ (2,200)
     1         EuriBor Futures       March 2008      $  349,265           (310)
     1        Euro Bobl Futures      March 2008      $  160,179         (2,365)
     3        Euro Bund Futures      March 2008      $  507,498        (11,380)
     3       EuroDollar Futures    September 2008    $  723,501            324
     8       EuroDollar Futures     December 2008    $1,898,813         33,787



TOTAL UNREALIZED APPRECIATION--NET                                    $ 17,856
                                                                      ========
---------------------------------------------------------------------------------


   - Financial futures contracts sold as of December 31, 2007 were as follows:

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
NUMBER OF                                    EXPIRATION         FACE        APPRECIATION
CONTRACTS               ISSUE                   DATE            VALUE      (DEPRECIATION)
-----------------------------------------------------------------------------------------
     2                 2-Year
                 U.S. Treasury Bond          March 2008      $  420,262       $   (238)
    40        5-Year U.S. Treasury Bond      March 2008      $4,392,222        (19,028)
     2       30-Year U.S. Treasury Bond      March 2008      $  232,832             82
     3           EuroDollar Futures        September 2009    $  722,528            (97)



TOTAL UNREALIZED DEPRECIATION--NET                                            $(19,281)
                                                                              ========
-----------------------------------------------------------------------------------------


   - Forward foreign exchange contracts as of December 31, 2007 were as follows:

--------------------------------------------------------------------
FOREIGN                 FOREIGN                         UNREALIZED
CURRENCY                CURRENCY        SETTLEMENT     APPRECIATION
PURCHASED                 SOLD             DATE       (DEPRECIATION)
--------------------------------------------------------------------
JPY  66,528,104    USD       576,610    1/15/08           $19,969
JPY   8,515,000    USD        76,795    1/15/08           $  (438)
JPY   8,515,000    USD        76,155    1/15/08           $   202
USD      42,191    JPY     4,800,000    1/15/08           $  (852)
USD     174,099    JPY    18,798,500    1/15/08           $ 5,527
EUR      50,679    USD        75,145    1/23/08           $(1,017)
USD     119,028    EUR        84,000    1/23/08           $(3,838)
USD     190,616    JPY    22,165,000    1/23/08           $(8,320)

--------------------------------------------------------------------

TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET                                   $11,233
                                                          =======
--------------------------------------------------------------------


   - Swaps outstanding as of December 31, 2007 were as follows:

-----------------------------------------------------------
                                               UNREALIZED
                                 NOTIONAL     APPRECIATION
                                  AMOUNT     (DEPRECIATION)
-----------------------------------------------------------
Receive (pay) a variable
  return based on the change
  in the spread return of
  the Lehman Brothers CMBS
  Aaa 8.5+ Index and pay a
  floating rate based on
  1.106%
  Broker, Deutsche Bank AG
  London
  Expires January 2008......    USD 240,000           --

Receive (pay) a variable
  return based on the change
  in the spread return of
  the Lehman Brothers CMBS
  Grade Index and pay a
  floating rate based on
  1.328%
  Broker, Citibank, NA
  Expires January 2008......    USD 240,000           --


-----------------------------------------------------------

                                               UNREALIZED
                                 NOTIONAL     APPRECIATION
                                  AMOUNT     (DEPRECIATION)
-----------------------------------------------------------
Receive a fixed rate of
  3.401% and pay 3.875% on
  Treasury Inflation
  Protected Securities
  (TIPS) adjusted principal
  Broker, JPMorgan Chase
  Expires January 2009......    USD 171,000       (2,392)

Pay a fixed rate of 5.0675%
  and receive a floating
  rate based on 3-month
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires April 2009........    USD 600,000       (8,442)

Receive a fixed rate of
  5.2725% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Citibank, NA
  Expires October 2009......    USD 600,000       14,655

Receive a fixed rate of
  4.034% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires December 2009.....    USD 600,000        1,940

Receive a fixed rate of
  4.10% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires December 2009.....    USD 500,000        2,216

Receive a fixed rate of
  5.215% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires October 2010......  USD 1,000,000       34,223

Bought credit default
  protection on Sara Lee
  Corp. and pay 0.57%
  Broker, Lehman Brothers
  Special Financing
  Expires December 2010.....     USD 60,000         (599)

Bought credit default
  protection on RadioShack
  Corp. and pay 1.16%
  Broker, UBS Warburg
  Expires December 2010.....     USD 60,000          523

Bought credit default
  protection on Limited
  Brands, inc. and pay
  1.065%
  Broker, UBS Warburg
  Expires December 2010.....     USD 60,000          410

Receive a fixed rate of
  4.17% and pay 3.50% on
  Treasury Inflation
  Protected Securities
  (TIPS) adjusted principal
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires January 2011......    USD 150,000       (8,530)

Bought credit default
  protection on Sara Lee
  Corp. and pay 0.604%
  Broker, JPMorgan Chase
  Expires March 2011........     USD 60,000         (684)

Bought credit default
  protection on Limited
  Brands, inc. and pay 0.73%
  Broker, Lehman Brothers
  Special Financing
  Expires March 2011........     USD 60,000        1,248


Bought credit default
  protection on Computer
  Sciences Corp. and pay
  0.88%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires June 2011.........     USD 60,000       (1,279)

Receive a fixed rate of
  5.035% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires November 2011.....    USD 600,000       20,948

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)    (in U.S. dollars)

--------------------------------------------------------------------------------

   - Swaps outstanding as of December 31, 2007 were as
follows (concluded):
-----------------------------------------------------------

                                               UNREALIZED
                                 NOTIONAL     APPRECIATION
                                  AMOUNT     (DEPRECIATION)
-----------------------------------------------------------

Receive a fixed rate of
  4.946% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Citibank, NA
  Expires December 2011.....    USD 500,000     $ 15,796

Receive a fixed rate of
  4.897% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, JPMorgan Chase
  Expires December 2011.....  USD 1,000,000       29,818

Sold credit default
  protection on Lehman
  Brothers Holdings, Inc.
  and receive 0.95%
  Broker, Deutsche Bank AG
  London
  Expires September 2012....     USD 20,000         (202)

Sold credit default
  protection on Lehman
  Brothers Holdings, Inc.
  and receive 1.12%
  Broker, Deutsche Bank AG
  London
  Expires September 2012....     USD 25,000          (76)

Receive a fixed rate of
  4.867% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, UBS Warburg
  Expires October 2012......    USD 400,000       11,970

Receive a fixed rate of
  5.023% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012......    USD 500,000       18,352

Bought credit default
  protection on 1-week SIMFA
  Municipal Swap Index and
  Pay 3.75%
  Broker, Deutsche Bank AG
  London
  Expires December 2012.....    EUR 150,000         (782)

Bought credit default
  protection on Eastman
  Chemical Co. and pay 0.68%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2013....     USD 55,000         (478)


Receive a fixed rate of
  5.085% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2016.....    USD 100,000        3,604

Receive a fixed rate of
  5.16% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires February 2017.....    USD 200,000        7,938

Pay a fixed rate of 5.725%
  and receive a floating
  rate based on 3-month
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires June 2017.........    USD 400,000      (33,505)

Pay a fixed rate of 5.722%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires July 2017.........    USD 700,000      (57,814)


-----------------------------------------------------------

                                               UNREALIZED
                                 NOTIONAL     APPRECIATION
                                  AMOUNT     (DEPRECIATION)
-----------------------------------------------------------
Pay a fixed rate of 5.6425%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires July 2017.........    USD 300,000      (22,985)

Pay a fixed rate of 5.762%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  Expires July 2017.........    USD 700,000      (59,914)

Pay a fixed rate of 5.775%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017.........    USD 700,000      (61,122)

Receive a fixed rate of
  5.324% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires August 2017.......  USD 1,000,000       52,166

Pay a fixed rate of 5.305%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires October 2017......    USD 800,000      (40,616)

Pay a fixed rate of 5.2875%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2017......    USD 300,000      (14,817)

Receive a fixed rate of
  5.055% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, UBS Warburg
  Expires November 2017.....    USD 200,000        6,215

Pay a fixed rate of 5.01387%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017.....    USD 200,000       (5,563)

Receive a fixed rate of
  5.00% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires November 2017.....    USD 100,000        2,696

Receive a fixed rate of
  5.409% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires April 2027........    USD 100,000        5,481
-----------------------------------------------------------

TOTAL.......................                    $(89,601)
                                                ========
-----------------------------------------------------------




   - Currency Abbreviations

EUR  Euro
JPY  Japanese Yen
USD  U.S. Dollar




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$53,522,913).........................................                 $61,504,875
Investments in affiliated securities, at value (identified
  cost--$1,493,832)..........................................                   1,493,832
Options purchased, at value (premiums paid--$110,436)........                     129,876
Cash.........................................................                      75,087
Foreign cash (cost--$11,016).................................                      10,989
Unrealized appreciation on forward foreign exchange
  contracts..................................................                      25,698
Unrealized appreciation on swaps.............................                     230,199
Receivables:
  Securities sold............................................   $ 4,991,673
  Interest...................................................       131,939
  Dividends..................................................        54,776
  Swaps......................................................        27,014
  Paydowns...................................................         9,691     5,215,093
                                                                -----------
Prepaid expenses and other assets............................                      37,635
                                                                              -----------
Total assets.................................................                  68,723,284
                                                                              -----------

-----------------------------------------------------------------------------------------

LIABILITIES:
Options written, at value (premiums received--$18,663).......                      19,713
Unrealized depreciation on swaps.............................                     319,800
Unrealized depreciation on forward foreign exchange
  contracts..................................................                      14,465
TBA sale commitments, at value (proceeds
  received--$603,084)........................................                     610,594
Payables:
  Securities purchased.......................................    11,029,896
  Capital shares redeemed....................................        65,445
  Swaps......................................................        52,133
  Investment adviser.........................................        26,752
  Variation margin...........................................         4,358
  Other affiliates...........................................           548    11,179,132
                                                                -----------
Accrued expenses and other liabilities.......................                      29,616
                                                                              -----------
Total liabilities............................................                  12,173,320
                                                                              -----------
-----------------------------------------------------------------------------------------

NET ASSETS...................................................                 $56,549,964
                                                                              ===========
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized..........................................                 $   399,357
Paid-in capital in excess of par.............................                  50,984,999
Accumulated distributions in excess of investment
  income--net................................................                     (27,150)
Accumulated realized capital losses--net.....................                  (2,721,316)
Unrealized appreciation--net.................................                   7,914,074
                                                                              -----------
NET ASSETS...................................................                 $56,549,964
                                                                              ===========
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $56,549,964 and 3,993,573
  shares outstanding.........................................                 $     14.16
                                                                              ===========
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (including $62,312 from affiliates and net of $835
  foreign withholding tax)...................................                  $ 1,053,116
Dividends (net of $7,307 foreign withholding tax)............                      786,566
                                                                               -----------
Total income.................................................                    1,839,682
                                                                               -----------

------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees.....................................   $   349,713
Professional fees............................................        33,977
Custodian fees...............................................        23,039
Pricing services.............................................        22,007
Accounting services..........................................        16,274
Printing and shareholder reports.............................        11,074
Directors' fees and expenses.................................         7,436
Transfer agent fees--Class I.................................         5,000
Distribution fees--Class III.................................             3
Distribution fees--Class II..................................             2
Other........................................................         7,595
                                                                -----------
Total expenses...............................................                      476,120
                                                                               -----------
Investment income--net.......................................                    1,363,562
                                                                               -----------
------------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net...........................................     5,267,910
  Financial futures contracts and swaps--net.................      (180,473)
  Options written--net.......................................         9,120
  Foreign currency transactions--net.........................       (13,943)     5,082,614
                                                                -----------
Change in unrealized appreciation/depreciation on:
  Investments--net...........................................    (2,885,112)
  Financial futures contracts and swaps--net.................       (77,448)
  Options written--net.......................................        (4,415)
  Foreign currency transactions--net.........................        18,243     (2,948,732)
                                                                -----------    -----------
Total realized and unrealized gain--net......................                    2,133,882
                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........                  $ 3,497,444
                                                                               ===========
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $  1,363,562    $  1,386,550
Realized gain--net.........................................      5,082,614       2,981,046
Change in unrealized appreciation/depreciation--net........     (2,948,732)      5,214,275
                                                              ------------    ------------
Net increase in net assets resulting from operations.......      3,497,444       9,581,871
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................     (1,299,943)     (1,418,048)
  Class II.................................................            (29)            (27)
  Class III................................................            (28)            (27)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders.............................................     (1,300,000)     (1,418,102)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................    (12,329,655)    (13,995,502)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (10,132,211)     (5,831,733)
Beginning of year..........................................     66,682,175      72,513,908
                                                              ------------    ------------
End of year*...............................................   $ 56,549,964    $ 66,682,175
                                                              ============    ============
------------------------------------------------------------------------------------------

* Accumulated distributions in excess of investment
  income--net..............................................   $    (27,150)   $    (40,377)
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                       CLASS I
                                                 ---------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE    ---------------------------------------------------
FINANCIAL STATEMENTS.                              2007       2006       2005       2004       2003
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $ 13.76    $ 12.21    $ 11.95    $ 11.22    $  9.43
                                                 -------    -------    -------    -------    -------
Investment income--net*.......................       .31        .26        .21        .19        .20
Realized and unrealized gain--net.............       .42       1.59        .28        .78       1.83
                                                 -------    -------    -------    -------    -------
Total from investment operations..............       .73       1.85        .49        .97       2.03
                                                 -------    -------    -------    -------    -------
Less dividends from investment income--net....      (.33)      (.30)      (.23)      (.24)      (.24)
                                                 -------    -------    -------    -------    -------
Net asset value, end of year..................   $ 14.16    $ 13.76    $ 12.21    $ 11.95    $ 11.22
                                                 =======    =======    =======    =======    =======

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share............     5.31%     15.14%      4.13%      8.67%     21.55%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses......................................      .75%       .78%       .78%       .72%       .68%
                                                 =======    =======    =======    =======    =======
Investment income--net........................     2.14%      2.03%      1.78%      1.69%      2.00%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........   $56,550    $66,680    $72,512    $82,904    $92,438
                                                 =======    =======    =======    =======    =======
Portfolio turnover............................      385%       112%        84%        87%       109%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------



*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
BlackRock Balanced Capital V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Balanced Capital V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural

--------------------------------------------------------------------------------


disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain investments, may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

  The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option. Swap options may be used by the Fund to manage the duration of the Fund's portfolio in a manner similar to more generic options described above.

--------------------------------------------------------------------------------

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) TBA commitments--The Fund may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

  (k) Asset-backed securities--The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other

--------------------------------------------------------------------------------


asset-backed securities. Please see the Schedule of investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

  (l) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (m) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $50,335 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to swap agreements, foreign currency transactions, amortization methods on fixed income securities, and accounting for paydowns. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Financial Management, Inc., both affiliates of the Manager, under which the Manager pays each sub-adviser for services they provide a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the

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returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, there were no securities lending agent fees paid to BIM.

  In addition, MLPF&S received $6,720 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $1,175 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2007 were $270,739,890 and $278,378,494, respectively.

  Transactions in options written for the year ended December 31, 2007 were as follows:



-------------------------------------------------------
                                   Number of   Premiums
Call Options Written              Contracts+   Received
-------------------------------------------------------
Outstanding call options
  written, beginning of year...        1       $ 13,200

Options opened.................        3          9,903

Options closed.................       (1)       (13,200)
                                      --       --------

Outstanding call options
  written, end of year.........        3       $  9,903
                                      ==       ========

-------------------------------------------------------


+ Some contracts include a notional amount of $1,000,000.

-------------------------------------------------------
                                   Number of   Premiums
Put Options Written               Contracts+   Received
-------------------------------------------------------
Outstanding put options
  written, beginning of year...        1       $ 13,200

Options opened.................        1          8,760

Options closed.................       (1)       (13,200)
                                      --       --------

Outstanding put options
  written, end of year.........        1       $  8,760
                                      ==       ========

-------------------------------------------------------


+ Some contracts include a notional amount of $1,000,000.

4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $12,329,655 and $13,995,502 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2007               Shares         Amount
--------------------------------------------------------
Shares sold.................      2,542     $     36,875

Shares issued to
  shareholders in
  reinvestment of
  dividends.................     91,288        1,299,943
                               --------     ------------

Total issued................     93,830        1,336,818

Shares redeemed.............   (947,588)     (13,663,832)
                               --------     ------------

Net decrease................   (853,758)    $(12,327,014)
                               ========     ============

--------------------------------------------------------



----------------------------------------------------------
Class I Shares for the Year
Ended                                            Dollar
December 31, 2006               Shares           Amount
----------------------------------------------------------
Shares sold................        1,341      $     17,009

Shares issued to
  shareholders in
  reinvestment of
  dividends................      103,158         1,418,048
                              ----------      ------------

Total issued...............      104,499         1,435,057

Shares redeemed............   (1,194,176)      (15,430,613)
                              ----------      ------------

Net decrease...............   (1,089,677)     $(13,995,556)
                              ==========      ============
----------------------------------------------------------



------------------------------------------------------
Class II Shares for the Year
Ended                                           Dollar
December 31, 2007*                 Shares       Amount
------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       2       $    29

Shares redeemed.................     (95)       (1,343)
                                     ---       -------

Net decrease....................     (93)       (1,314)
                                     ===       =======
------------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class II Shares for Year Ended                 Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      2         $27
                                       -         ---

Net increase.....................      2         $27
                                       =         ===

-----------------------------------------------------



-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       2      $    28

Shares redeemed.................     (95)      (1,355)
                                     ---      -------

Net decrease....................     (93)     $(1,327)
                                     ===      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      2         $27
                                       -         ---

Net increase.....................      2         $27
                                       =         ===

-----------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal,

--------------------------------------------------------------------------------

regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                               12/31/2007     12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary income.............   $1,300,000     $1,418,102
                               ----------     ----------

Total taxable
  distributions.............   $1,300,000     $1,418,102
                               ==========     ==========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------
Undistributed ordinary
  income--net....................   $     4,628

Undistributed long-term capital
  gains--net.....................            --
                                    -----------

Total undistributed
  earnings--net..................         4,628

Capital loss carryforward........    (2,219,273)*

Unrealized gains--net............     7,380,253 **
                                    -----------

Total accumulated earnings--net..   $ 5,165,608
                                    ===========

-------------------------------------------------------


* On December 31, 2007, the Fund had a net capital loss carryforward of $2,219,273, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain options, futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accounting for swap agreements and the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Balanced Capital V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Balanced Capital V.I. Fund, one of the series constituting of BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Balanced Capital V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2008

--------------------------------------------------------------------------------

     BLACKROCK BASIC VALUE V.I. FUND
     -----------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - Fund returns for the fiscal year ended December 31, 2007 slightly lagged the benchmark S&P 500 Citigroup Value Index. Large cap stocks outperformed small cap stocks and, in terms of investment style, value trailed growth.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Favorable stock selection in financials, particularly among capital markets and diversified financial services stocks, enhanced Fund performance. The Fund also benefited from our avoidance of poor-performing Washington Mutual, Inc. and Wachovia Corp.

  - Stock selection in industrials positively impacted performance, most notably machinery holdings such as Deere & Co. The Fund also benefited from an overweighting in energy, where Exxon Mobil Corp., GlobalSantaFe Corp., Peabody Energy Corp. and Anadarko Petroleum Corp. were standouts. Unilever NV was a key contributor in consumer staples.

  - An overweighting in health care proved advantageous, but was partially offset by poor stock selection, particularly by the lack of ownership of pharmaceutical giant Merck & Co.

  - Similarly, in information technology, the benefits reaped from overweighting the sector were not enough to offset the negative impact of stock selection, most notably poor performance among semiconductors and computers & peripherals. Stocks that disappointed included LS Logic Corp., Micron Technology, Inc., Alcatel SA and Unisys Corp. Our avoidance of Apple Inc. also detracted from returns; Apple did not meet our investment parameters given its relatively high valuation. In utilities, underweighting electric utilities did not produce the results we anticipated. Other notable detractors included American International Group, Inc. in financials.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - We increased the Fund's exposure to information technology and energy. We added to existing positions within these sectors and initiated positions in Micron Technology, Alcatel, Intel Corp., Anadarko Petroleum Corp., Transocean, Inc. and Nabors Industries Ltd.

  - We reduced exposure to financials, consumer discretionary, industrials and materials by trimming existing holdings and selling XL Capital Ltd., Marsh & McLennan Cos., Inc., Genworth Financial, Inc., McDonald's Corp., Comcast Corp., Interpublic Group of Cos. and Packaging Corp. of America from the portfolio.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At December 31, 2007, the Fund's largest overweights were in energy, information technology and health care. The Fund had underweights in financials, utilities, consumer discretionary, industrials and telecommunication services.

  - We anticipate a continued slower rate of economic growth in 2008, as corporate earnings slow and credit conditions worsen. At this writing, cyclical industries such as housing, financials, semiconductors, retail and autos are in a state of recession. We are monitoring this situation closely to help determine if recession will creep into the broader economy, as some signs indicate.

  - We continue to believe that large-capitalization companies offer more compelling value propositions amid this slower phase of economic growth. However, for the first time since 2003, we are employing a barbell approach, slowly increasing our holdings in lower-quality cyclical areas that have been negatively impacted over the past six months. We believe many of these names have started to discount dire economic conditions.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------


                           BLACKROCK BASIC
                              VALUE V.I.                        S&P 500
                            FUND+-CLASS I     S&P 500(R)    CITIGROUP VALUE
                               SHARES*          INDEX++         INDEX+++
                           ---------------    ----------    ---------------
12/97                           10000            10000           10000
12/98                           10944            12858           11891
12/99                           13255            15563           12471
12/00                           14932            14146           12407
12/01                           15568            12465           11393
12/02                           12802             9710            9502
12/03                           17056            12495           12387
12/04                           18944            13855           14249
12/05                           19501            14536           15490
12/06                           23764            16832           18711
12/07                           24197            17756           19084





                           BLACKROCK BASIC
                              VALUE V.I.                     S&P 500
                            FUND+-CLASS II    S&P 500    CITIGROUP VALUE
                               SHARES*        INDEX++        INDEX+++
                           ---------------    -------    ---------------
12/97                           10000          10000          10000
12/98                           10928          12858          11891
12/99                           13220          15563          12471
12/00                           14868          14146          12407
12/01                           15470          12465          11393
12/02                           12702           9710           9502
12/03                           16901          12495          12387
12/04                           18749          13855          14249
12/05                           19270          14536          15490
12/06                           23445          16832          18711
12/07                           23830          17756          19084





                           BLACKROCK BASIC
                              VALUE V.I.                     S&P 500
                           FUND+-CLASS III    S&P 500    CITIGROUP VALUE
                               SHARES*        INDEX++        INDEX+++
                           ---------------    -------    ---------------
5/25/04**                       10000          10000          10000
12/04                           11108          11005          11388
12/05                           11400          11546          12380
12/06                           13861          13370          14954
12/07                           14073          14104          15253




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.

**  Commencement of operations.

+ The Fund invests primarily in equities that Fund management believes are undervalued.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   + 1.82%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +13.58
---------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                  + 9.24
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class II Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   + 1.64%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +13.41
---------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                  + 9.07
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Average Annual Total Return--Class III Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                            RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +1.53%

--------------------------------------------------------------------------------

Inception (5/25/04) through 12/31/07                                      +9.95
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                    -5.98%         +1.82%

------------------------------------------------------------------------------------------

Class II Shares*                                                   -6.06          +1.64
------------------------------------------------------------------------------------------

Class III Shares*                                                  -6.11          +1.53
------------------------------------------------------------------------------------------

S&P 500 Index**                                                    -1.37          +5.49
------------------------------------------------------------------------------------------

S&P 500 Citigroup Value Index***                                   -5.01          +1.99
------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value of the growth-value spectrum.

     Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $  940.20              $3.34
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $  939.40              $4.08
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $  938.90              $4.57
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.85              $3.48
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,021.09              $4.25
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,020.59              $4.76
----------------------------------------------------------------------------------------------------



* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.68% for Class I, .83% for Class II and .93% for Class
    III), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
INVESTMENT CRITERIA                                                LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Above-Average Yield.............................................            35.8%
Below-Average Price/Earnings Ratio..............................            26.0
Low Price-to-Book Value.........................................            22.7
Special Situations..............................................            11.2
Price-to-Cash Flow..............................................             4.3

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:


-------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES WITHHELD
                                                                              FOR               FROM VOTING
-------------------------------------------------------------------------------------------------------------
To Elect the Fund's Board of
  Directors:                             James H. Bodurtha                16,367,751              396,620

                                         Bruce R. Bond                    16,371,453              392,918

                                         Donald W. Burton                 16,362,659              401,712

                                         Richard S. Davis                 16,366,028              398,343

                                         Stuart E. Eizenstat              16,365,899              398,472

                                         Laurence D. Fink                 16,372,996              391,375

                                         Kenneth A. Froot                 16,367,442              396,929

                                         Henry Gabbay                     16,359,857              404,514

                                         Robert M. Hernandez              16,364,819              399,552

                                         John F. O'Brien                  16,361,580              402,791

                                         Roberta Cooper Ramo              16,356,951              407,420

                                         Jean Margo Reid                  16,370,373              393,998

                                         David H. Walsh                   16,360,808              403,563

                                         Fred G. Weiss                    16,359,883              404,488

                                         Richard R. West                  16,349,829              414,542

-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------


                          SHARES                                                          PERCENT OF
INDUSTRY                    HELD               COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------
ABOVE-AVERAGE
  YIELD

----------------------------------------------------------------------------------------------------

DIVERSIFIED              462,095   AT&T Inc. ..........................   $  19,204,668        2.2%
TELECOMMUNICATION
SERVICES
COMMUNICATIONS         1,091,400   Alcatel SA(a).......................       7,989,048        0.9
EQUIPMENT
METALS & MINING          378,300   Alcoa, Inc.(e)......................      13,826,865        1.6
CAPITAL MARKETS          446,834   The Bank of New York Mellon Corp. ..      21,787,626        2.5
PHARMACEUTICALS          655,400   Bristol-Myers Squibb Co. ...........      17,381,208        2.0
MEDIA                     48,700   CBS Corp. Class B...................       1,327,075        0.2
MULTI-UTILITIES           20,400   Consolidated Edison, Inc. ..........         996,540        0.1
MULTI-UTILITIES          192,100   Dominion Resources, Inc. ...........       9,115,145        1.1
CHEMICALS                310,600   E.I. du Pont de Nemours & Co. ......      13,694,354        1.6
OIL, GAS &               523,900   Exxon Mobil Corp. ..................      49,084,191        5.7
CONSUMABLE FUELS
INDUSTRIAL               569,200   General Electric Co. ...............      21,100,244        2.5
CONGLOMERATES
FOOD PRODUCTS            315,700   General Mills, Inc. ................      17,994,900        2.1
PHARMACEUTICALS          198,000   GlaxoSmithKline Plc(a)..............       9,977,220        1.2
AEROSPACE &              162,200   Honeywell International, Inc. ......       9,986,654        1.2
DEFENSE
DIVERSIFIED              579,076   JPMorgan Chase & Co.(e).............      25,276,667        3.0
FINANCIAL SERVICES
PHARMACEUTICALS          168,400   Johnson & Johnson...................      11,232,280        1.3
LEISURE EQUIPMENT         90,700   Mattel, Inc. .......................       1,726,928        0.2
& PRODUCTS
PHARMACEUTICALS          602,900   Pfizer, Inc. .......................      13,703,917        1.6
ELECTRIC UTILITIES       261,300   The Southern Co. ...................      10,125,375        1.2
DIVERSIFIED              493,600   Verizon Communications, Inc.(e).....      21,565,384        2.5
TELECOMMUNICATION
SERVICES
PHARMACEUTICALS          187,600   Wyeth...............................       8,290,044        1.0
                                                                          -------------      -----
                                                                            305,386,333       35.7
----------------------------------------------------------------------------------------------------

BELOW-AVERAGE PRICE/EARNINGS RATIO
----------------------------------------------------------------------------------------------------

INSURANCE                598,700   American International Group,             34,904,210        4.1
                                     Inc. .............................
DIVERSIFIED              327,514   Bank of America Corp. ..............      13,513,228        1.6
FINANCIAL SERVICES
DIVERSIFIED              613,820   Citigroup, Inc. ....................      18,070,861        2.1
FINANCIAL SERVICES
OIL, GAS &               115,200   Consol Energy, Inc. ................       8,239,104        1.0
CONSUMABLE FUELS
ENERGY EQUIPMENT &       390,100   Halliburton Co. ....................      14,788,691        1.7
SERVICES
AUTOMOBILES               19,200   Harley-Davidson, Inc. ..............         896,832        0.1
COMPUTERS &              258,131   Hewlett-Packard Co. ................      13,030,453        1.5
PERIPHERALS
INDUSTRIAL               231,900   Koninklijke Philips Electronics NV..       9,913,725        1.2
CONGLOMERATES
FOOD PRODUCTS            537,000   Kraft Foods, Inc. ..................      17,522,310        2.0
CAPITAL MARKETS          314,400   Morgan Stanley(e)...................      16,697,784        2.0
ENERGY EQUIPMENT &        33,400   Nabors Industries Ltd.(b)...........         914,826        0.1
SERVICES
INSURANCE                368,108   The Travelers Cos., Inc. ...........      19,804,210        2.3
FOOD PRODUCTS            657,800   Unilever NV(a)......................      23,983,388        2.8
IT SERVICES            1,882,200   Unisys Corp.(b).....................       8,902,806        1.0
OFFICE ELECTRONICS     1,252,100   Xerox Corp. ........................      20,271,499        2.4
                                                                          -------------      -----
                                                                            221,453,927       25.9
----------------------------------------------------------------------------------------------------


LOW PRICE-TO-BOOK VALUE
----------------------------------------------------------------------------------------------------

OIL, GAS &               237,900   Anadarko Petroleum Corp. ...........      15,627,651        1.8
CONSUMABLE FUELS
FOOD PRODUCTS            103,900   Archer-Daniels-Midland Co. .........       4,824,077        0.6
SOFTWARE                 653,400   Borland Software Corp.(b)...........       1,966,734        0.2
OIL, GAS &               198,300   Chevron Corp.(e)....................      18,507,339        2.2
CONSUMABLE FUELS
MACHINERY                134,100   Deere & Co. ........................      12,487,392        1.4
SEMICONDUCTORS &         372,700   Fairchild Semiconductor                    5,378,061        0.6
SEMICONDUCTOR                        International, Inc.(b)............
EQUIPMENT
INSURANCE                 85,700   Hartford Financial Services Group,         7,472,183        0.9
                                     Inc. .............................
HOUSEHOLD PRODUCTS       269,200   Kimberly-Clark Corp. ...............      18,666,328        2.2
SEMICONDUCTORS &       3,144,300   LSI Logic Corp.(b)(e)...............      16,696,233        2.0
SEMICONDUCTOR
EQUIPMENT
MULTILINE RETAIL          30,000   Macy's, Inc. .......................         776,100        0.1
SEMICONDUCTORS &       1,780,100   Micron Technology, Inc.(b)(e).......      12,905,725        1.5
SEMICONDUCTOR
EQUIPMENT
AEROSPACE &              161,000   Northrop Grumman Corp. .............      12,661,040        1.5
DEFENSE

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                          SHARES                                                          PERCENT OF
INDUSTRY                    HELD               COMMON STOCKS                  VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE (CONCLUDED)

----------------------------------------------------------------------------------------------------
AEROSPACE &              307,700   Raytheon Co. .......................   $  18,677,390        2.2%
DEFENSE
COMPUTERS &              380,475   Sun Microsystems, Inc.(b)...........       6,898,012        0.8
PERIPHERALS
MEDIA                  1,263,500   Time Warner, Inc.(e)................      20,860,385        2.4
INDUSTRIAL               251,400   Tyco International Ltd. ............       9,968,010        1.2
CONGLOMERATES
MEDIA                    277,600   Walt Disney Co. ....................       8,960,928        1.0
                                                                          -------------      -----
                                                                            193,333,588       22.6
----------------------------------------------------------------------------------------------------


PRICE-TO-CASH FLOW
----------------------------------------------------------------------------------------------------

AUTOMOBILES              306,700   Honda Motor Co., Ltd.(a)............      10,164,038        1.2
FOOD & STAPLES            73,700   The Kroger Co. .....................       1,968,527        0.2
RETAILING
OIL, GAS &               183,800   Peabody Energy Corp. ...............      11,329,432        1.4
CONSUMABLE FUELS
DIVERSIFIED            1,956,600   Qwest Communications International        13,715,766        1.6
TELECOMMUNICATION                    Inc.(e)...........................
SERVICES
                                                                          -------------      -----
                                                                             37,177,763        4.4
----------------------------------------------------------------------------------------------------

SPECIAL SITUATIONS
----------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT &       469,100   BJ Services Co. ....................      11,380,366        1.3
SERVICES
HEALTH CARE              228,200   Baxter International, Inc. .........      13,247,010        1.6
EQUIPMENT &
SUPPLIES
HEALTH CARE              234,100   Covidien Ltd. ......................      10,368,289        1.2
EQUIPMENT &
SUPPLIES
SPECIALTY RETAIL          50,900   The Gap, Inc. ......................       1,083,152        0.1
SEMICONDUCTORS &         489,400   Intel Corp. ........................      13,047,404        1.5
SEMICONDUCTOR
EQUIPMENT
COMPUTERS &              197,710   International Business Machines           21,372,451        2.5
PERIPHERALS                          Corp. ............................
PHARMACEUTICALS          566,000   Schering-Plough Corp. ..............      15,078,240        1.8
ENERGY EQUIPMENT &        70,370   Transocean, Inc.(b).................      10,073,465        1.2
SERVICES
                                                                          -------------      -----
                                                                             95,650,377       11.2
----------------------------------------------------------------------------------------------------

                                   TOTAL COMMON STOCKS                      853,001,988       99.8
                                   (COST--$739,635,250)
----------------------------------------------------------------------------------------------------


                      BENEFICIAL
                        INTEREST           SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------
                     $15,620,548   BlackRock Liquidity Series, LLC Cash      15,620,548        1.8
                                     Sweep Series, 5.04%(c)(d).........
                      90,736,001   BlackRock Liquidity Series, LLC           90,736,001       10.6
                                     Money Market Series,
                                     4.78%(c)(d)(f)....................
----------------------------------------------------------------------------------------------------

                                   TOTAL SHORT-TERM SECURITIES              106,356,549       12.4
                                   (COST--$106,356,549)
----------------------------------------------------------------------------------------------------


                       NUMBER OF
                       CONTRACTS             OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------
CALL OPTIONS               1,000   Financial Select Sector SPDR Fund,           430,000        0.1
PURCHASED                            expiring January 2008 at $25......
                           1,000   Financial Select Sector SPDR Fund,            45,000        0.0
                                     expiring March 2008 at $33........
----------------------------------------------------------------------------------------------------

                                   TOTAL OPTIONS PURCHASED                      475,000        0.1
                                   (PREMIUMS PAID--$826,735)
----------------------------------------------------------------------------------------------------

                                   TOTAL INVESTMENTS BEFORE OPTIONS         959,833,537      112.3
                                   WRITTEN
                                   (COST--$846,818,534*)
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                       NUMBER OF                                                          PERCENT OF
                       CONTRACTS              OPTIONS WRITTEN                 VALUE       NET ASSETS
----------------------------------------------------------------------------------------------------
CALL OPTIONS                 400   Chevron Corp., expiring January 2008   $    (172,000)       0.0%
WRITTEN                              at $90............................
                           1,242   Exxon Mobil Corp., expiring January          (21,735)       0.0
                                     2008 at $100......................
----------------------------------------------------------------------------------------------------

                                   TOTAL OPTIONS WRITTEN                       (193,735)       0.0
                                   (PREMIUMS RECEIVED--$371,677)
----------------------------------------------------------------------------------------------------

                                   TOTAL INVESTMENTS, NET OF OPTIONS
                                   WRITTEN                                  959,639,802      112.3
                                   (COST--$846,446,857)................
                                   LIABILITIES IN EXCESS OF OTHER          (105,326,958)     (12.3)
                                   ASSETS..............................
                                                                          -------------      -----
                                   NET ASSETS..........................   $ 854,312,844      100.0%
                                                                          =============      =====



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $854,103,134
                                     ============
Gross unrealized appreciation....    $165,249,709
Gross unrealized depreciation....     (59,519,306)
                                     ------------
Net unrealized appreciation......    $105,730,403
                                     ============



(a)  Depositary receipts.

(b)  Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a) (3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------
                                       NET       INTEREST
AFFILIATE                           ACTIVITY      INCOME
---------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......    $ 15,620,548   $780,823
BlackRock Liquidity Series,
  LLC Money Market Series.....    $(23,232,625)  $167,141

---------------------------------------------------------


(d)  Represents the current yield as of December 31, 2007.

(e)  Security, or a portion of security, is on loan.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $87,638,645) (identified
  cost--$739,635,250).......................................                 $853,001,988
Investments in affiliated securities, at value (identified
  cost--$106,356,549).......................................                  106,356,549
Options purchased, at value (cost--$826,735) (Notes 1a &
  1b).......................................................                      475,000
Receivables:
  Dividends.................................................   $ 1,206,387
  Capital shares sold.......................................        59,400
  Securities lending........................................        20,207      1,285,994
                                                               -----------
Prepaid expenses and other assets...........................                      943,882
                                                                             ------------
Total assets................................................                  962,063,413
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value...................                   90,736,001
Options written, at value (premiums received--$371,677).....                      193,735
Payables:
  Capital shares redeemed...................................    15,803,347
  Investment adviser........................................       451,019
  Securities purchased......................................       400,177
  Distributor...............................................         7,611
  Other affiliates..........................................         9,876     16,672,030
                                                               -----------
Accrued expenses and other liabilities......................                      148,803
                                                                             ------------
Total liabilities...........................................                  107,750,569
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS..................................................                 $854,312,844
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                 $  5,849,082
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                      147,867
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                      168,561
Paid-in capital in excess of par............................                  736,115,995
Undistributed investment income--net........................                        2,816
Accumulated realized capital losses--net....................                   (1,164,422)
Unrealized appreciation--net................................                  113,192,945
                                                                             ------------
NET ASSETS..................................................                 $854,312,844
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $810,621,208 and 58,490,815
  shares outstanding........................................                 $      13.86
                                                                             ============
Class II--Based on net assets of $20,426,567 and 1,478,669
  shares outstanding........................................                 $      13.81
                                                                             ============
Class III--Based on net assets of $23,265,069 and 1,685,611
  shares outstanding........................................                 $      13.80
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $241,480 foreign withholding tax).......                    $  19,430,895
Interest from affiliates..................................                          780,823
Securities lending--net...................................                          167,141
                                                                              -------------
Total income..............................................                       20,378,859
                                                                              -------------

-------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees..................................   $   5,979,920
Accounting services.......................................         355,317
Printing and shareholder reports..........................         137,049
Professional fees.........................................          75,562
Custodian fees............................................          54,639
Distribution fees--Class III..............................          52,543
Directors' fees and expenses..............................          52,375
Distribution fees--Class II...............................          37,205
Transfer agent fees--Class I..............................           4,769
Pricing services..........................................           1,085
Transfer agent fees--Class II.............................             125
Transfer agent fees--Class III............................             107
Other.....................................................          30,571
                                                             -------------
Total expenses............................................                        6,781,267
                                                                              -------------
Investment income--net....................................                       13,597,592
                                                                              -------------
-------------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net.........................                      113,563,096
Change in unrealized appreciation on:
  Investments--net........................................    (103,265,611)
  Options written--net....................................         177,942     (103,087,669)
                                                             -------------    -------------
Total realized and unrealized gain--net...................                       10,475,427
                                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......                    $  24,073,019
                                                                              =============
-------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                            --------------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2007              2006
--------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net...................................   $   13,597,592    $   15,342,542
Realized gain--net.......................................      113,563,096       102,380,773
Change in unrealized appreciation--net...................     (103,087,669)       81,058,222
                                                            --------------    --------------
Net increase in net assets resulting from operations.....       24,073,019       198,781,537
                                                            --------------    --------------

--------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I................................................      (12,996,045)      (14,726,833)
  Class II...............................................         (284,983)         (386,841)
  Class II...............................................         (313,748)         (234,261)
Realized Gain--net:
  Class I................................................     (107,399,340)      (99,068,860)
  Class II...............................................       (2,664,224)       (2,908,805)
  Class III..............................................       (3,029,651)       (1,674,181)
                                                            --------------    --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders..........................     (126,687,991)     (118,999,781)
                                                            --------------    --------------
--------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions...........................................      (58,127,051)     (125,798,024)
                                                            --------------    --------------
--------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets.............................     (160,742,023)      (46,016,268)
Beginning of year........................................    1,015,054,867     1,061,071,135
                                                            --------------    --------------
End of year*.............................................   $  854,312,844    $1,015,054,867
                                                            ==============    ==============
--------------------------------------------------------------------------------------------

* Undistributed investment income--net...................   $        2,816                --
                                                            ==============    ==============
--------------------------------------------------------------------------------------------






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                      CLASS I
THE FOLLOWING PER SHARE DATA AND          --------------------------------------------------------------
RATIOS HAVE BEEN DERIVED FROM                             FOR THE YEAR ENDED DECEMBER 31,
INFORMATION PROVIDED IN THE               --------------------------------------------------------------
FINANCIAL STATEMENTS.                       2007        2006         2005          2004          2003
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....   $  15.91    $  14.77    $    15.70    $    14.31    $    10.85
                                          --------    --------    ----------    ----------    ----------
Investment income--net*................        .23         .24           .19           .16           .14
Realized and unrealized gain--net......        .07        2.97           .27          1.42          3.47
                                          --------    --------    ----------    ----------    ----------
Total from investment operations.......        .30        3.21           .46          1.58          3.61
                                          --------    --------    ----------    ----------    ----------
Less dividends and distributions:
  Investment income--net...............       (.25)       (.27)         (.22)         (.17)         (.15)
  Realized gain--net...................      (2.10)      (1.80)        (1.17)         (.02)           --
                                          --------    --------    ----------    ----------    ----------
Total dividends and distributions......      (2.35)      (2.07)        (1.39)         (.19)         (.15)
                                          --------    --------    ----------    ----------    ----------
Net asset value, end of year...........   $  13.86    $  15.91    $    14.77    $    15.70    $    14.31
                                          ========    ========    ==========    ==========    ==========

--------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....      1.82%      21.86%         2.94%        11.07%        33.23%
                                          ========    ========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................       .67%        .67%          .67%          .66%          .67%
                                          ========    ========    ==========    ==========    ==========
Investment income--net.................      1.37%       1.53%         1.23%         1.09%         1.17%
                                          ========    ========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)...........................   $810,621    $969,759    $1,024,308    $1,306,051    $1,306,427
                                          ========    ========    ==========    ==========    ==========
Portfolio turnover.....................        37%         25%           37%           47%           25%
                                          ========    ========    ==========    ==========    ==========
--------------------------------------------------------------------------------------------------------



*  Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                                       CLASS II
                                                 ---------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE    ---------------------------------------------------
FINANCIAL STATEMENTS.                              2007       2006       2005       2004       2003
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $ 15.86    $ 14.73    $ 15.66    $ 14.27    $ 10.82
                                                 -------    -------    -------    -------    -------
Investment income--net*.......................       .20        .22        .16        .14        .12
Realized and unrealized gain--net.............       .07       2.96        .27       1.42       3.46
                                                 -------    -------    -------    -------    -------
Total from investment operations..............       .27       3.18        .43       1.56       3.58
                                                 -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net......................      (.22)      (.25)      (.19)      (.15)      (.13)
  Realized gain--net..........................     (2.10)     (1.80)     (1.17)      (.02)        --
                                                 -------    -------    -------    -------    -------
Total dividends and distributions.............     (2.32)     (2.05)     (1.36)      (.17)      (.13)
                                                 -------    -------    -------    -------    -------
Net asset value, end of year..................   $ 13.81    $ 15.86    $ 14.73    $ 15.66    $ 14.27
                                                 =======    =======    =======    =======    =======

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share............     1.64%     21.67%      2.78%     10.94%     33.05%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses......................................      .82%       .82%       .82%       .81%       .82%
                                                 =======    =======    =======    =======    =======
Investment income--net........................     1.22%      1.38%      1.08%       .94%      1.02%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........   $20,427    $28,254    $30,552    $36,886    $38,154
                                                 =======    =======    =======    =======    =======
Portfolio turnover............................       37%        25%        37%        47%        25%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                      CLASS III
                                                ----------------------------------------------------
                                                      FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             DECEMBER 31,                FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   ------------------------------      MAY 25, 2004+ TO
FINANCIAL STATEMENTS.                             2007        2006       2005      DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $ 15.86     $ 14.74     $15.69          $ 14.29
                                                -------     -------     ------          -------
Investment income--net*......................       .18         .20        .15              .08
Realized and unrealized gain--net............       .08        2.97        .26             1.50
                                                -------     -------     ------          -------
Total from investment operations.............       .26        3.17        .41             1.58
                                                -------     -------     ------          -------
Less dividends and distributions:
  Investment income--net.....................      (.22)       (.25)      (.19)            (.16)
  Realized gain--net.........................     (2.10)      (1.80)     (1.17)            (.02)
                                                -------     -------     ------          -------
Total dividends and distributions............     (2.32)      (2.05)     (1.36)           (0.18)
                                                -------     -------     ------          -------
Net asset value, end of period...............   $ 13.80     $ 15.86     $14.74          $ 15.69
                                                =======     =======     ======          =======

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........     1.53%      21.59%      2.62%           11.08%++
                                                =======     =======     ======          =======
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................      .92%        .92%       .92%             .92%***
                                                =======     =======     ======          =======
Investment income--net.......................     1.12%       1.30%       .98%             .89%***
                                                =======     =======     ======          =======
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....   $23,265     $17,042     $6,211          $ 2,730
                                                =======     =======     ======          =======
Portfolio turnover...........................       37%         25%        37%              47%
                                                =======     =======     ======          =======
----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Commencement of operations.

++  Aggregate total investment return.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Basic Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as

--------------------------------------------------------------------------------


determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of

--------------------------------------------------------------------------------


limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2007, the Fund lent securities with a value of $25,634,754 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $50,750 in securities lending agent fees.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $18,480 for certain accounting services.

  In addition, MLPF&S received $144,779 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $362,291,953 and $532,241,024, respectively.

--------------------------------------------------------------------------------

  Transactions in call options written for the year ended December 31, 2007 were as follows:

------------------------------------------------------
                                  Number of   Premiums
Call Options Written              Contracts   Received
------------------------------------------------------
Outstanding call options
  written, beginning of year...        --           --

Options written................     1,642     $371,677
                                    -----     --------

Outstanding call options
  written, end of year.........     1,642     $371,677
                                    =====     ========

------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $58,127,051 and $125,798,024 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

----------------------------------------------------------
Class I Shares for the
Year Ended                                       Dollar
December 31, 2007               Shares           Amount
----------------------------------------------------------
Shares sold...............     2,749,833     $  44,661,770

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........     8,624,314       120,395,385
                             -----------     -------------

Total issued..............    11,374,147       165,057,155

Shares redeemed...........   (13,828,130)     (227,193,655)
                             -----------     -------------

Net decrease..............    (2,453,983)    $ (62,136,500)
                             ===========     =============

----------------------------------------------------------



----------------------------------------------------------
Class I Shares for the
Year Ended                                       Dollar
December 31, 2006               Shares           Amount
----------------------------------------------------------
Shares sold...............       593,312     $   9,476,559

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........     7,158,864       113,795,693
                             -----------     -------------

Total issued..............     7,752,176       123,272,252

Shares redeemed...........   (16,151,194)     (254,858,750)
                             -----------     -------------

Net decrease..............    (8,399,018)    $(131,586,498)
                             ===========     =============
----------------------------------------------------------



--------------------------------------------------------
Class II Shares for the Year
Ended                                           Dollar
December 31, 2007                Shares         Amount
--------------------------------------------------------
Shares sold..................     16,372     $   270,396

Share issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    212,021       2,949,207
                                --------     -----------

Total issued.................    228,393       3,219,603

Shares redeemed..............   (530,756)     (8,813,592)
                                --------     -----------

Net decrease.................   (302,363)    $(5,593,989)
                                ========     ===========
--------------------------------------------------------



--------------------------------------------------------
Class II Shares for the Year
Ended                                           Dollar
December 31, 2006                Shares         Amount
--------------------------------------------------------
Shares sold..................     17,035     $   289,436

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    207,992       3,295,646
                                --------     -----------

Total issued.................    225,027       3,585,082

Share redeemed...............   (517,924)     (8,342,928)
                                --------     -----------

Net decrease.................   (292,897)    $(4,757,846)
                                ========     ===========
--------------------------------------------------------



--------------------------------------------------------
Class III Shares for the
Year Ended                                      Dollar
December 31, 2007                Shares         Amount
--------------------------------------------------------
Shares sold.................     897,983     $14,849,042

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........     240,532       3,343,399
                               ---------     -----------

Total issued................   1,138,515      18,192,441

Shares redeemed.............    (527,399)     (8,589,003)
                               ---------     -----------

Net increase................     611,116     $ 9,603,438
                               =========     ===========
--------------------------------------------------------



-------------------------------------------------------
Class III Shares for the
Year Ended                                     Dollar
December 31, 2006               Shares         Amount
-------------------------------------------------------
Shares sold.................    723,635     $11,785,595

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    120,383       1,908,442
                               --------     -----------

Total issued................    844,018      13,694,037

Shares redeemed.............   (190,808)     (3,147,717)
                               --------     -----------

Net increase................    653,210     $10,546,320
                               ========     ===========
-------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

---------------------------------------------------------
                             12/31/2007       12/31/2006
---------------------------------------------------------

Distributions paid from:

  Ordinary income........   $ 21,344,368     $ 28,205,268

  Net long-term capital
     gains...............    105,343,623       90,794,513
                            ------------     ------------

Total taxable
  distributions..........   $126,687,991     $118,999,781
                            ============     ============

---------------------------------------------------------

--------------------------------------------------------------------------------

  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:


-------------------------------------------------

Undistributed ordinary
  income--net.....................   $      2,816
Undistributed long-term capital
  gains--net......................      6,120,178
                                     ------------
Total undistributed
  earnings--net...................      6,122,994
Unrealized gains--net.............    105,908,345*
                                     ------------
Total accumulated earnings--net...   $112,031,339
                                     ============
-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Basic Value V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2008

--------------------------------------------------------------------------------

     BLACKROCK FUNDAMENTAL GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund significantly outperformed the benchmark S&P 500 Citigroup Growth Index and the broader S&P 500 Index for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The past year was a volatile one for equities, with the slowdown in U.S. housing and turmoil in the subprime mortgage market touching off implications across global markets. An investor flight to quality ensued, ultimately benefiting larger-cap, growth-oriented stocks, which outperformed their smaller-cap and value-oriented counterparts.

  - The Fund's outperformance of its benchmark is attributed primarily to successful security selection. In addition, market conditions favored the Fund's large-cap growth style positioning, especially in the second half of the year. Holdings within the materials, health care and financial sectors were particularly favorable. Names that contributed to performance included Intuitive Surgical, Inc., Monsanto Co., National Oilwell Varco, Inc., Google Inc. and Jacobs Engineering Group, Inc.

  - An underweight to consumer staples was marginally negative in the period, as was certain stock selection in the consumer discretionary sector. Particular names that detracted from performance included Akamai Technologies, Inc., Comcast Corp., Starbucks Corp. and Zimmer Holdings Inc. An underweight in Exxon Mobil Corp. also detracted.

DESCRIBE RECENT PORTFOLIO ACTIVITY?

  - Most notably, we reduced exposure to the consumer discretionary sector in 2007, while adding to select consumer staples holdings. Fund exposure to the financials sector also was reduced, while health care and industrial holdings were increased.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - In our view, concerns over conditions in the credit and financing markets are certain to have an ongoing negative impact on the U.S. housing market. This may, in turn, have an adverse affect on consumer spending, resulting in an eventual drag on the economy. At the same time, most other global economies continue to experience strong rates of growth, providing some balance to the overall global demand picture. Taken together, we are more cautious in our outlook and continue to monitor market conditions to determine if they may pose a more serious threat to economic growth in 2008.

  - Although this current environment may challenge broader market earnings growth over time, we believe it should provide a relatively attractive investment environment for select larger company growth stocks going forward. At the end of the period, the portfolio had overweight positions in the materials, industrials, health care and consumer staples sectors, while maintaining underweights in the energy and consumer discretionary sectors.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                          BLACKROCK FUNDAMENTAL
                               GROWTH V.I.                         S&P 500
                              FUND+-CLASS I        S&P 500    CITIGROUP GROWTH
                                 SHARES*           INDEX++        INDEX+++
                          ---------------------    -------    ----------------
4/03/00**                         10000             10000           10000
12/00                              9273              8842            7736
12/01                              7593              7791            6489
12/02                              5504              6069            4666
12/03                              7045              7810            5929
12/04                              7523              8660            6342
12/05                              8087              9086            6415
12/06                              8454             10521            7121
12/07                             10068             11098            7771




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**  Commencement of operations.

+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------

PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +19.08%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +12.84
---------------------------------------------------------------------------------

Inception (4/03/00) through 12/31/07                                      + 0.09
---------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------

                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                   +11.49%        +19.08%

------------------------------------------------------------------------------------------

S&P 500 Index**                                                   - 1.37         + 5.49
------------------------------------------------------------------------------------------

S&P 500 Citigroup Growth Index***                                 + 2.44         + 9.13
------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.


Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,114.90              $4.23
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.30              $4.05
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .79% for Class I, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................            26.4%
Health Care.....................................................            17.7
Industrials.....................................................            13.9
Consumer Staples................................................            13.1
Energy..........................................................             7.8
Materials.......................................................             7.7
Financials......................................................             6.5
Consumer Discretionary..........................................             5.9
Telecommunication Services......................................             1.0

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Fundamental Growth V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES WITHHELD
                                                                              FOR               FROM VOTING
-------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                             James H. Bodurtha                 3,968,225               79,745
                                         Bruce R. Bond                     3,968,225               79,745
                                         Donald W. Burton                  3,964,501               83,469
                                         Richard S. Davis                  3,968,225               79,745
                                         Stuart E. Eizenstat               3,964,501               83,469
                                         Laurence D. Fink                  3,968,225               79,745
                                         Kenneth A. Froot                  3,966,039               81,931
                                         Henry Gabbay                      3,968,225               79,745
                                         Robert M. Hernandez               3,960,169               87,801
                                         John F. O'Brien                   3,965,837               82,133
                                         Roberta Cooper Ramo               3,963,894               84,076
                                         Jean Margo Reid                   3,966,849               81,121
                                         David H. Walsh                    3,968,225               79,745
                                         Fred G. Weiss                     3,968,225               79,745
                                         Richard R. West                   3,963,691               84,279

-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------



                                                 SHARES
COMMON STOCKS                                      HELD      VALUE
---------------------------------------------------------------------
AEROSPACE & DEFENSE--5.0%
Boeing Co. .................................    24,700   $  2,160,262
Lockheed Martin Corp. ......................    22,900      2,410,454
Precision Castparts Corp. ..................     3,500        485,450
Spirit Aerosystems Holdings, Inc. Class
  A(b).....................................     25,000        862,500
United Technologies Corp. ..................    27,000      2,066,580
                                                         ------------
                                                            7,985,246

---------------------------------------------------------------------


BEVERAGES--4.7%
The Coca-Cola Co. ..........................    37,000      2,270,690
Diageo Plc(a)...............................    73,900      1,586,282
PepsiCo, Inc. ..............................    49,000      3,719,100
                                                         ------------
                                                            7,576,072
---------------------------------------------------------------------


BIOTECHNOLOGY--3.4%
Celgene Corp.(b)............................    48,100      2,222,701
Gilead Sciences, Inc.(b)....................    67,800      3,119,478
                                                         ------------
                                                            5,342,179
---------------------------------------------------------------------


CAPITAL MARKETS--3.9%
Affiliated Managers Group, Inc.(b)..........     6,100        716,506
The Charles Schwab Corp. ...................    69,700      1,780,835
Franklin Resources, Inc. ...................    11,700      1,338,831
State Street Corp. .........................    29,300      2,379,160
                                                         ------------
                                                            6,215,332
---------------------------------------------------------------------


CHEMICALS--5.5%
Air Products & Chemicals, Inc. .............    11,500      1,134,245
Monsanto Co. ...............................    33,200      3,708,108
The Mosaic Co.(b)...........................    10,600      1,000,004
Potash Corp. of Saskatchewan, Inc. .........     6,200        892,552
Praxair, Inc. ..............................    22,600      2,004,846
                                                         ------------
                                                            8,739,755
---------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--3.3%
Cisco Systems, Inc.(b)......................   194,900      5,275,943
---------------------------------------------------------------------


COMPUTERS & PERIPHERALS--6.4%
Apple Inc.(b)...............................    27,300      5,407,584
EMC Corp.(b)................................   114,900      2,129,097
Hewlett-Packard Co. ........................    52,700      2,660,296
                                                         ------------
                                                           10,196,977
---------------------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.4%
Fluor Corp. ................................     8,500      1,238,620
Jacobs Engineering Group, Inc.(b)...........    10,800      1,032,588
                                                         ------------
                                                            2,271,208
---------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--2.3%
CME Group, Inc. ............................     3,900      2,675,400
IntercontinentalExchange, Inc.(b)...........     5,000        962,500
                                                         ------------
                                                            3,637,900
---------------------------------------------------------------------


ELECTRICAL EQUIPMENT--1.9%
Emerson Electric Co. .......................    39,300      2,226,738
General Cable Corp.(b)......................    11,100        813,408
                                                         ------------
                                                            3,040,146
---------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--6.3%
Baker Hughes, Inc. .........................    18,700      1,516,570
Grant Prideco, Inc.(b)......................    28,200      1,565,382
National Oilwell Varco, Inc.(b).............    26,000      1,909,960
Schlumberger Ltd. ..........................    24,600      2,419,902
Transocean, Inc.(b).........................    13,985      2,001,953
Weatherford International Ltd.(b)...........     8,200        562,520
                                                         ------------
                                                            9,976,287
---------------------------------------------------------------------


FOOD & STAPLES RETAILING--2.5%
CVS/Caremark Corp. .........................    98,700      3,923,325
---------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Alcon, Inc. ................................    11,700      1,673,568
Hologic, Inc.(b)............................    36,048      2,474,334
Intuitive Surgical, Inc.(b).................     5,300      1,719,850
                                                         ------------
                                                            5,867,752
---------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--1.5%
Aetna, Inc. ................................    42,500      2,453,525
---------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.6%
McDonald's Corp. ...........................    43,000      2,533,130
---------------------------------------------------------------------


HOUSEHOLD PRODUCTS--3.6%
The Procter & Gamble Co.....................    78,000      5,726,760
---------------------------------------------------------------------


IT SERVICES--2.0%
Cognizant Technology Solutions Corp.(b).....    23,100        784,014
Infosys Technologies Ltd....................    17,400        776,095
MasterCard, Inc. Class A....................     7,300      1,570,960
                                                         ------------
                                                            3,131,069
---------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--3.4%
General Electric Co. .......................   102,500      3,799,675
Textron, Inc. ..............................    22,500      1,604,250
                                                         ------------
                                                            5,403,925
---------------------------------------------------------------------


INTERNET & CATALOG RETAIL--1.6%
Amazon.com, Inc.(b).........................    27,800      2,575,392
---------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES--5.5%
Akamai Technologies, Inc.(b)................    46,300      1,601,980
eBay, Inc.(b)...............................    47,100      1,563,249
Google, Inc. Class A(b).....................     8,000      5,531,840
                                                         ------------
                                                            8,697,069
---------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--3.4%
Covance, Inc.(b)............................    15,300      1,325,286
Thermo Fisher Scientific, Inc.(b)...........    49,500      2,855,160
Waters Corp.(b).............................    15,600      1,233,492
                                                         ------------
                                                            5,413,938
---------------------------------------------------------------------


MACHINERY--1.4%
Deere & Co. ................................    12,800      1,191,936
Flowserve Corp. ............................    12,100      1,164,020
                                                         ------------
                                                            2,355,956
---------------------------------------------------------------------


METALS & MINING--1.9%
Barrick Gold Corp. .........................    36,300      1,526,415
Freeport-McMoRan Copper & Gold, Inc. Class
  B........................................     14,600      1,495,624
                                                         ------------
                                                            3,022,039
---------------------------------------------------------------------


MULTILINE RETAIL--0.7%
J.C. Penney Co., Inc. ......................    13,100        576,269
Target Corp. ...............................    10,800        540,000
                                                         ------------
                                                            1,116,269
---------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.2%
Consol Energy, Inc. ........................    27,200      1,945,344
---------------------------------------------------------------------


PHARMACEUTICALS--4.9%
Abbott Laboratories.........................    52,700      2,959,105
Merck & Co., Inc. ..........................    49,600      2,882,256
Teva Pharmaceutical Industries Ltd.(a)......    41,600      1,933,568
                                                         ------------
                                                            7,774,929
---------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--2.2%
Intel Corp. ................................    77,300      2,060,818
Nvidia Corp.(b).............................    43,400      1,476,468
                                                         ------------
                                                            3,537,286
---------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                                                 SHARES
COMMON STOCKS                                      HELD      VALUE
---------------------------------------------------------------------


SOFTWARE--5.9%
Adobe Systems, Inc.(b)......................    51,000   $  2,179,230
Microsoft Corp. ............................   145,000      5,162,000
Oracle Corp.(b).............................    90,200      2,036,716
                                                         ------------
                                                            9,377,946
---------------------------------------------------------------------


SPECIALTY RETAIL--1.3%
Abercrombie & Fitch Co. Class A.............     8,200        655,754
Best Buy Co., Inc. .........................    13,500        710,775
GameStop Corp. Class A(b)...................    13,800        857,118
                                                         ------------
                                                            2,223,647
---------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.4%
Coach, Inc.(b)..............................    18,700        571,846
---------------------------------------------------------------------


TOBACCO--1.7%
Altria Group, Inc. .........................    35,200      2,660,416
---------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.0%
China Mobile (Hong Kong) Ltd.(a)............    17,500      1,520,225
---------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$132,956,832)--95.5%                               152,088,833
---------------------------------------------------------------------

---------------------------------------------------------------------


                                              NUMBER OF
OPTIONS PURCHASED                             CONTRACTS
---------------------------------------------------------------------
CALL OPTIONS PURCHASED
Abercrombie & Fitch Co. Class A, expiring
  January 2008 at $75.......................        54         34,020
Best Buy Co., Inc., expiring January 2008 at
  $47.5.....................................        89         47,170
Coach, Inc., expiring January 2008 at $35...       123          2,153
General Electric Co., expiring January 2008
  at $35....................................       638        146,421
J.C. Penney Co., Inc., expiring January 2008
  at $47.5..................................        86          6,020
                                              NUMBER OF
OPTIONS PURCHASED                             CONTRACTS      VALUE
---------------------------------------------------------------------
Target Corp., expiring January 2008 at
  $57.5.....................................        71          1,597
Yahoo! Inc., expiring January 2008 at $35...       744          1,116
---------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(PREMIUMS PAID--$523,058)--0.1%                               238,497
---------------------------------------------------------------------

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN
(COST--$133,479,890*)--95.6%                              152,327,330
---------------------------------------------------------------------


---------------------------------------------------------------------


OPTIONS WRITTEN
---------------------------------------------------------------------
CALL OPTIONS WRITTEN
Abercrombie & Fitch Co. Class A, expiring
  January 2008 at $80.......................       108        (32,400)
Apple Inc., expiring January 2008 at $150...       124       (602,330)
Best Buy Co., Inc., expiring January 2008 at
  $50.......................................       178        (55,180)
Coach, Inc., expiring January 2008 at
  $37.5.....................................       246         (2,460)
General Cable Corp., expiring February 2008
  at $70....................................        39        (30,615)
General Electric Co., expiring January 2008
  at $37.5..................................     1,313        (74,841)
J.C. Penney Co., Inc., expiring January 2008
  at $50....................................       172         (4,730)
Target Corp., expiring January 2008 at $60..       142         (1,775)
---------------------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$435,646)--(0.5%)                        (804,331)
---------------------------------------------------------------------

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
(COST--$133,044,244)--95.1%............................   151,522,999
OTHER ASSETS LESS LIABILITIES--4.9%....................     7,764,841
                                                         ------------
NET ASSETS--100.0%.....................................  $159,287,840
                                                         ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $133,706,016
                                     ============
Gross unrealized appreciation....    $ 20,275,104
Gross unrealized depreciation....      (1,653,790)
                                     ------------
Net unrealized appreciation......    $ 18,621,314
                                     ============



(a)  Depositary receipts.

(b)  Non-income producing security.

- Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------
                                     NET      INTEREST
AFFILIATE                         ACTIVITY     INCOME
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......  $  (830,791)   $78,538
BlackRock Liquidity Series,
  LLC Money Market Series.....  $(1,088,000)   $ 2,321

------------------------------------------------------



- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purpose of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a present of net assets. These industry classifications are unaudited.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$132,956,832).......................................                 $152,088,833
Options purchased, at value (premiums paid--$523,058 )......                      238,497
Foreign cash (cost--$2,452,448).............................                    2,458,253
Receivables:
  Capital shares sold.......................................   $58,870,425
  Dividends.................................................       102,834     58,973,259
                                                               -----------
Prepaid expenses............................................                        3,490
                                                                             ------------
Total assets................................................                  213,762,332
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Bank overdraft..............................................                    2,117,644
Options written, at value (premiums received--$435,646).....                      804,331
Payables:
  Securities purchased......................................    51,383,602
  Investment adviser........................................        55,937
  Capital shares redeemed...................................         3,570
  Other affiliates..........................................         2,163     51,445,272
                                                               -----------
Accrued expenses and other liabilities......................                      107,245
                                                                             ------------
Total liabilities...........................................                   54,474,492
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS..................................................                 $159,287,840
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,821,074
Paid-in capital in excess of par............................                  139,312,982
Undistributed investment income--net........................                        3,316
Accumulated realized capital losses--net....................                     (334,777)
Unrealized appreciation--net................................                   18,485,245
                                                                             ------------
NET ASSETS..................................................                 $159,287,840
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $159,287,840 and 18,210,741
  shares outstanding........................................                 $       8.75
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $12,735 foreign withholding tax)..........                  $ 1,084,703
Interest from affiliates....................................                       78,538
Securities lending--net.....................................                        2,321
                                                                              -----------
Total income................................................                    1,165,562
                                                                              -----------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees....................................   $   700,904
Professional fees...........................................        41,560
Accounting services.........................................        36,837
Custodian fees..............................................        25,988
Printing and shareholder reports............................        18,346
Directors' fees and expenses................................         9,581
Transfer agent fees--Class I................................         5,000
Pricing services............................................         1,552
Distribution fees--Class III................................             3
Distribution fees--Class II.................................             2
Other.......................................................        15,551
                                                               -----------
Total expenses..............................................                      855,324
                                                                              -----------
Investment income--net......................................                      310,238
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net (including $16,241 in foreign capital
     gains tax credit)......................................    10,498,114
  Options written--net......................................       (96,589)
  Foreign currency transactions--net........................       (12,242)    10,389,283
                                                               -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     8,379,386
  Options written--net......................................      (368,685)
  Foreign currency transactions--net........................         3,549      8,014,250
                                                               -----------    -----------
Total realized and unrealized gain--net.....................                   18,403,533
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $18,713,771
                                                                              ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $    310,238    $    874,848
Realized gain--net.........................................     10,389,283      19,245,486
Change in unrealized appreciation/depreciation--net........      8,014,250     (13,822,332)
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     18,713,771       6,298,002
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................       (438,537)       (664,413)
  Class II.................................................             (4)             (7)
  Class III................................................             (3)             (7)
Realized gain--net:
  Class I..................................................    (10,348,638)             --
  Class II.................................................           (150)             --
  Class III................................................           (150)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders............................    (10,787,482)       (664,427)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net Increase (decrease) in net assets derived from capital
  share transactions.......................................     36,678,354     (69,644,981)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets....................     44,604,643     (64,011,406)
Beginning of year..........................................    114,683,197     178,694,603
                                                              ------------    ------------
End of year*...............................................   $159,287,840    $114,683,197
                                                              ============    ============
------------------------------------------------------------------------------------------

* Undistributed investment income--net.....................   $      3,316    $    123,586
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                       ------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED                    FOR THE YEAR ENDED DECEMBER 31,
IN THE                                     ------------------------------------------------------------
FINANCIAL STATEMENTS.                        2007         2006         2005         2004         2003
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year......   $   8.22     $   7.91     $   7.40     $   6.98     $   5.46
                                           --------     --------     --------     --------     --------
Investment income--net*.................        .02          .05          .04          .05          .01
Realized and unrealized gain--net.......       1.56          .31          .51          .42         1.52
                                           --------     --------     --------     --------     --------
Total from investment operations........       1.58          .36          .55          .47         1.53
                                           --------     --------     --------     --------     --------
Less dividends and distributions from:
  Investment income--net................       (.04)        (.05)        (.04)        (.05)        (.01)
  Realized gain--net....................      (1.01)          --           --           --           --
                                           --------     --------     --------     --------     --------
Total dividends and distributions.......      (1.05)        (.05)        (.04)        (.05)        (.01)
                                           --------     --------     --------     --------     --------
Net asset value, end of year............   $   8.75     $   8.22     $   7.91     $   7.40     $   6.98
                                           ========     ========     ========     ========     ========

-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share......     19.08%        4.54%        7.49%        6.80%       27.98%
                                           ========     ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses................................       .79%         .75%         .76%         .74%         .74%
                                           ========     ========     ========     ========     ========
Investment income--net..................       .29%         .58%         .56%         .75%         .13%
                                           ========     ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)..   $159,288     $114,681     $178,692     $199,342     $197,010
                                           ========     ========     ========     ========     ========
Portfolio turnover......................       102%          69%          82%          78%         135%
                                           ========     ========     ========     ========     ========
-------------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Fundamental Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as

--------------------------------------------------------------------------------


determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the

--------------------------------------------------------------------------------


collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft resulting from a timing difference of security transaction settlements.

  (j) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (k) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,037 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $3,999 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to foreign taxes paid, foreign currency transactions and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

--------------------------------------------------------------------------------

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $688 in securities lending agent fees.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $2,009 for certain accounting services.

  In addition, MLPF&S received $36,033 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $133,814,782 and $111,711,312, respectively.

  Transactions in call options written for the year ended December 31, 2007 were as follows:



-------------------------------------------------------
                                  Number of    Premiums
Call Options Written              Contracts    Received
-------------------------------------------------------
Outstanding call options
  written, beginning of year...        --            --

Options written................     2,852     $ 636,023

Options closed.................      (530)     (200,377)
                                    -----     ---------

Outstanding call options
  written, end of year.........     2,322     $ 435,646
                                    =====     =========

-------------------------------------------------------


  Transactions in put options written for the year ended December 31, 2007 were as follows:


-------------------------------------------------------
                                  Number of    Premiums
Put Options Written               Contracts    Received
-------------------------------------------------------
Outstanding put options
  written, beginning of year...        --            --

Options written................       496     $ 117,550

Options closed.................      (496)     (117,550)
                                     ----     ---------

Outstanding put options
  written, end of year.........        --     $      --
                                     ====     =========

-------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $36,678,354 and $(69,644,981) for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:


--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2007                Shares        Amount
--------------------------------------------------------
Shares sold.................    6,896,639   $ 60,447,924

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    1,218,890     10,787,175
                               ----------   ------------

Total issued................    8,115,529     71,235,099

Shares redeemed.............   (3,862,504)   (34,554,139)
                               ----------   ------------

Net increase................    4,253,025   $ 36,680,960
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2006                Shares        Amount
--------------------------------------------------------
Shares sold.................      909,847   $  7,381,150

Shares issued to
  shareholders in
  reinvestment of
  dividends.................       80,829        664,413
                               ----------   ------------

Total issued................      990,676      8,045,563

Shares redeemed.............   (9,611,063)   (77,690,558)
                               ----------   ------------

Net decrease................   (8,620,387)  $(69,644,995)
                               ==========   ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      18    $   154

Shares redeemed..................    (167)    (1,457)
                                     ----    -------

Net decrease.....................    (149)   $(1,303)
                                     ====    =======
----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class II Shares for the Year Ended            Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.......      1       $7
                                        -       --

Net increase......................      1       $7
                                        =       ==

----------------------------------------------------



----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      17    $   153

Shares redeemed..................    (166)    (1,456)
                                     ----    -------

Net decrease.....................    (149)   $(1,303)
                                     ====    =======
----------------------------------------------------


* Liquidated on December 31, 2007.

--------------------------------------------------------------------------------

----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.......      1       $7
                                        -       --

Net increase......................      1       $7
                                        =       ==

----------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                                 12/31/2007   12/31/2006
--------------------------------------------------------
Distributions paid from:

  Ordinary income............   $ 1,097,933    $664,427

  Long-term capital gains....     9,689,549          --
                                -----------    --------

Total taxable distributions..   $10,787,482    $664,427
                                ===========    ========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:


-------------------------------------------------

Undistributed ordinary
  income--net......................   $   125,990
Undistributed long-term capital
  gains--net.......................            --
                                      -----------
Total undistributed earnings--net..       125,990
Capital loss carryforward..........            --
Unrealized gains--net..............    18,027,794*
                                      -----------
Total accumulated earnings--net....   $18,153,784
                                      ===========
-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Fundamental Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Fundamental Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Fundamental Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted by the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2008

--------------------------------------------------------------------------------

     BLACKROCK GLOBAL ALLOCATION V.I. FUND

     ----------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund significantly outperformed its Reference Portfolio and the all-equity benchmark for the fiscal year ended December 31, 2007. The Fund invests in both equities and bonds; therefore, the Reference Portfolio provides a truer representation of the Fund's composition and a more comparable means for measurement.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's outperformance is largely attributed to its underweight and stock selection in the U.S., along with favorable overweights in India and Brazil. Overweights and strong stock selection in Asia (ex-Japan), notably China, Hong Kong, South Korea and Singapore, also contributed to returns.

  - From a sector perspective, the Fund's overweights in energy, industrials and materials, and underweight in financials, coupled with favorable stock selection within all of these sectors, enhanced returns.

  - Within the fixed income portfolio, performance benefited from investments in both nominal U.S. Treasury issues and U.S. Treasury Inflation Protected Securities (TIPS), as a flight to quality in the fixed income markets resulted in the increase of U.S. government bond prices. An underweight to European and Asian sovereign debt also proved advantageous.

  - Detracting moderately from the Fund's relative performance was its overweight position in Japanese equities, as Japan's equity markets declined, and stock selection in the information technology and telecommunication services sectors.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the year, the Fund's overall equity allocation decreased modestly from 58% of net assets to 56%. Within equities, increases in North America (+4.9%) were offset by decreases in Europe (-4.3%) and Asia (-2.5%).

  - On a sector basis, weightings were increased in materials (+2.6%), energy (+1.5%) and health care (+0.8%) increased, while weightings were decreased in financials (-4.2%), telecommunication services (-1.2%) and consumer discretionary (-0.9%).

  - The Fund's allocation to fixed income decreased from 33% of net assets to 32%, mainly due to a decrease in European (-1.1%) and Asian (-1.0%) bonds. Reflecting the above changes, the Fund's cash equivalent holdings increased from 9% to 12% of net assets.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Compared to its Reference Portfolio, the Fund ended the period moderately underweight equities (-3.1%), underweight fixed income (-8.5%) and, consequently, overweight cash equivalents (+11.6%).

  - Within the equity segment, the Fund is significantly underweight U.S. stocks (-10.5%), overweight Asia (+9.3%), notably Japan, and slightly underweight Europe (-3.4%). On a sector basis, the Fund is overweight materials (+2.7%), energy (+1.5%), industrials (+0.8%) and telecommunication services (+0.5%). The Fund's largest sector underweights include consumer discretionary (-3.0%), financials (-2.8%), information technology (-2.6%) and consumer staples (-1.2%).

  - The Fund remains underweight in fixed income, as yields appear unattractive relative to the risks of higher inflation and higher long-term interest rates. As for currency exposure, the Fund is significantly underweight the U.S. dollar (-13.2%), moderately underweight the British pound (-3.4%) and the euro (-2.6%), and overweight the Japanese yen (+4.2%), Swiss franc (+3.2%), Brazilian real (+2.8%) and several Asian currencies, including the Indian rupee (+2.1%) and the Singapore dollar (+1.7%).

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

                          BLACKROCK GLOBAL
                           ALLOCATION V.I.
                            FUND+-CLASS I     FTSE WORLD
                               SHARES*          INDEX++     REFERENCE PORTFOLIO+++
                          ----------------    ----------    ----------------------
12/97                           10000            10000               10000
12/98                           10887            12304               11988
12/99                           13214            15503               13578
12/00                           11943            13785               12989
12/01                           10885            11560               11977
12/02                            9998             9356               11286
12/03                           13455            12529               13907
12/04                           15415            14540               15517
12/05                           17022            16187               16161
12/06                           19836            19661               18382
12/07                           23210            21886               20275





                          BLACKROCK GLOBAL
                           ALLOCATION V.I.
                           FUND+-CLASS II     FTSE WORLD
                               SHARES*          INDEX++     REFERENCE PORTFOLIO+++
                          ----------------    ----------    ----------------------
11/24/03**                      10000            10000               10000
12/03                           10803            10610               10465
12/04                           12358            12314               11676
12/05                           13627            13708               12161
12/06                           15855            16650               13833
12/07                           18523            18535               15257





                          BLACKROCK GLOBAL
                           ALLOCATION V.I.
                           FUND+-CLASS III    FTSE WORLD
                               SHARES*          INDEX++     REFERENCE PORTFOLIO+++
                          ----------------    ----------    ----------------------
11/18/03**                      10000            10000               10000
12/03                           10762            10610               10465
12/04                           12291            12314               11676
12/05                           13542            13708               12161
12/06                           15763            16650               13833
12/07                           18404            18535               15257




 * Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**   Commencement of operations.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class II and Class III Shares' graph is from 11/30/03.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged S&P 500 Index, 24% FTSE World Index (Ex-US) Equities, 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US). The starting date for both the Reference Portfolio and the FTSE World Index in the Class II and Class III Shares' graph is 11/30/03.

     Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +17.01%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +18.35
---------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                  + 8.78
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class II Shares*

--------------------------------------------------------------------------------


                                                                           RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +16.82%

---------------------------------------------------------------------------------

Inception (11/24/03) through 12/31/07                                     +16.22
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Average Annual Total Return--Class III Shares*

--------------------------------------------------------------------------------


                                                                           RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +16.75%

---------------------------------------------------------------------------------

Inception (11/18/03) through 12/31/07                                     +15.97
---------------------------------------------------------------------------------


* Average annual total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                   + 8.29%        +17.01%

------------------------------------------------------------------------------------------

Class II Shares*                                                  + 8.18         +16.82
------------------------------------------------------------------------------------------

Class III Shares*                                                 + 8.19         +16.75
------------------------------------------------------------------------------------------

FTSE World Index**                                                + 1.09         +11.32
------------------------------------------------------------------------------------------

Reference Portfolio***                                            + 4.35         +10.30
------------------------------------------------------------------------------------------

U.S. Stocks: S&P 500(R) Index****                                 - 1.37         + 5.49
------------------------------------------------------------------------------------------

Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****         + 2.81         +15.91
------------------------------------------------------------------------------------------

U.S. Bonds: ML Treasury Index GA05+                               + 9.08         +10.42
------------------------------------------------------------------------------------------

Non-U.S. Bonds: Citigroup World Government Bond Index (Ex-
  U.S.)++                                                         +12.32         +11.45
------------------------------------------------------------------------------------------



* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
**** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX

--------------------------------------------------------------------------------


                                                       PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 12/31/07                                             NET ASSETS           PERCENTAGES
-----------------------------------------------------------------------------------------------
U.S. Equities                                                 25.5%*               36.0%

-----------------------------------------------------------------------------------------------

European Equities                                             10.1*                14.4
-----------------------------------------------------------------------------------------------

Pacific Basin Equities                                        16.5*                 7.4
-----------------------------------------------------------------------------------------------

Other Equities                                                 4.1                  2.2
-----------------------------------------------------------------------------------------------

TOTAL EQUITIES                                                56.2                 60.0
-----------------------------------------------------------------------------------------------

U.S. Dollar-Denominated Fixed Income Securities               22.3                 24.0
-----------------------------------------------------------------------------------------------

  U.S. Issuer                                                 18.9                   --
-----------------------------------------------------------------------------------------------

  Non-U.S. Issuer                                              3.4                   --
-----------------------------------------------------------------------------------------------

Non-U.S. Dollar-Denominated Fixed Income Securities            9.2                 16.0
-----------------------------------------------------------------------------------------------

TOTAL FIXED INCOME SECURITIES                                 31.5                 40.0
-----------------------------------------------------------------------------------------------

CASH & CASH EQUIVALENTS                                       12.3**                 --
-----------------------------------------------------------------------------------------------



*   Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,082.90              $4.20
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,081.80              $4.98
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,081.90              $5.56
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.17              $4.08
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,020.41              $4.84
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,019.86              $5.40
----------------------------------------------------------------------------------------------------



* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.80% for Class I, .95% for Class II and 1.06% for Class
    III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                                       SHARES VOTED    SHARES WITHHELD
                                                                            FOR          FROM VOTING
------------------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:     James H. Bodurtha            8,076,575         210,523
                                            Bruce R. Bond                8,070,703         216,395
                                            Donald W. Burton             8,069,495         217,603
                                            Richard S. Davis             8,076,957         210,141
                                            Stuart E. Eizenstat          8,050,528         236,570
                                            Laurence D. Fink             8,068,415         218,683
                                            Kenneth A. Froot             8,043,382         243,716
                                            Henry Gabbay                 8,077,948         209,150
                                            Robert M. Hernandez          8,057,937         229,161
                                            John F. O'Brien              8,067,333         219,765
                                            Roberta Cooper Ramo          8,071,146         215,952
                                            Jean Margo Reid              8,079,778         207,320
                                            David H. Walsh               8,038,472         248,626
                                            Fred G. Weiss                8,048,054         239,044
                                            Richard R. West              8,045,822         241,276

------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

--------------------------------------------------------------------------------



                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
AUSTRALIA--0.8%
BEVERAGES--0.0%
Coca-Cola Amatil Ltd. ....................           47,600  $      393,607

---------------------------------------------------------------------------


METALS & MINING--0.5%
BHP Billiton Ltd. ........................           60,000       2,097,482
Newcrest Mining Ltd. .....................           28,350         817,473
Rio Tinto Ltd. ...........................           18,000       2,093,998
Zinifex Ltd. .............................           45,400         486,993
                                                             --------------
                                                                  5,495,946
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
Woodside Petroleum Ltd. ..................           23,500       1,030,046
---------------------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Great Southern Plantations Ltd. ..........           72,800         122,118
---------------------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.2%
Macquarie Airports Group..................          130,000         459,159
Macquarie Infrastructure Group............          361,000         954,806
Transurban Group..........................          124,596         744,004
                                                             --------------
                                                                  2,157,969
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA                                  9,199,686
---------------------------------------------------------------------------


AUSTRIA--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Telekom Austria AG........................            5,900         162,934
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRIA                                      162,934
---------------------------------------------------------------------------


BELGIUM--0.2%
DIVERSIFIED FINANCIAL SERVICES--0.2%
Fortis....................................           63,907       1,677,856
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN BELGIUM                                    1,677,856
---------------------------------------------------------------------------


BRAZIL--2.3%
COMMERCIAL BANKS--0.1%
Banco Bradesco SA.........................           19,000         607,893
Uniao de Bancos Brasileiros SA(i).........            4,200         586,488
                                                             --------------
                                                                  1,194,381
---------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.1%
Obrascon Huarte Lain Brasil SA............           37,800         477,597
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Cia Energetica de Minas Gerais(i).........           21,300         393,198
---------------------------------------------------------------------------


FOOD & STAPLES RETAILING--0.0%
Cia Brasileira de Distribuicao Grupo Pao
  de Acucar (Preference Shares)..........            19,180         367,545
---------------------------------------------------------------------------


FOOD PRODUCTS--0.1%
Cosan SA Industria e Comercio.............           26,600         310,831
JBS SA(j).................................          109,000         367,416
SLC Agricola SA(j)........................           72,000         667,416
                                                             --------------
                                                                  1,345,663
---------------------------------------------------------------------------


HOUSEHOLD DURABLES--0.1%
Gafisa SA.................................           40,000         745,843
---------------------------------------------------------------------------


METALS & MINING--0.3%
Companhia Vale do Rio Doce (Preference 'A'
  Shares)(i).............................            83,000       2,322,340
Usinas Siderurgicas de Minas Gerais SA
  (Preference 'A' Shares)................            20,400         934,045
                                                             --------------
                                                                  3,256,385
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.3%
Petroleo Brasileiro SA(i).................          133,000      14,044,957
---------------------------------------------------------------------------


ROAD & RAIL--0.1%
All America Latina Logistica SA...........           82,000       1,061,393
---------------------------------------------------------------------------


SOFTWARE--0.0%
Datasul...................................           41,900         446,306
---------------------------------------------------------------------------


WATER UTILITIES--0.1%
Companhia de Saneamento de Minas Gerais...           30,900         538,146
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
Vivo Participacoes SA(i)(m)...............          115,000         629,050
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                                    24,500,464
---------------------------------------------------------------------------


CANADA--1.2%
AUTO COMPONENTS--0.0%
Magna International, Inc. (Class A).......              400          32,172
---------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--0.0%
Nortel Networks Corp.(j)..................           34,300         517,587
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
BCE, Inc. ................................              900          35,766
TELUS Corp. ..............................            4,600         230,431
                                                             --------------
                                                                    266,197
---------------------------------------------------------------------------


FOOD PRODUCTS--0.1%
Saskatchewan Wheat Pool(j)................           45,400         613,184
---------------------------------------------------------------------------


INSURANCE--0.0%
Sun Life Financial, Inc. .................              600          33,564
---------------------------------------------------------------------------


METALS & MINING--0.5%
Alamos Gold, Inc.(j)......................          101,800         570,398
Barrick Gold Corp. .......................           19,286         810,976
Kinross Gold Corp.(j).....................          194,385       3,599,440
Peak Gold Ltd.(j)(q)......................          160,000          97,269
                                                             --------------
                                                                  5,078,083
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.3%
Canadian Natural Resources Ltd. ..........            9,100         665,574
EnCana Corp. .............................              600          40,776
Imperial Oil Ltd. ........................              900          49,302
Petro-Canada..............................              800          42,896
Petro-Canada Inc. ........................           18,200         981,965
Suncor Energy, Inc.(i)....................           11,200       1,217,776
Talisman Energy, Inc. ....................           13,800         257,138
                                                             --------------
                                                                  3,255,427
---------------------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Sino-Forest Corp.(j)......................           28,000         608,258
---------------------------------------------------------------------------


ROAD & RAIL--0.3%
Canadian Pacific Railway Ltd. ............           30,000       1,952,075
Canadian Pacific Railway Ltd. (USD).......           13,900         898,496
                                                             --------------
                                                                  2,850,571
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                                    13,255,043
---------------------------------------------------------------------------


CHILE--0.1%
COMMERCIAL BANKS--0.1%
Banco Santander Chile SA(i)...............           15,800         805,642
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Enersis SA(i).............................           20,000         320,600
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN CHILE                                      1,126,242
---------------------------------------------------------------------------


CHINA--1.4%
AUTOMOBILES--0.0%
Denway Motors Ltd. .......................          494,000         313,605
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
China Communications Services Corp.
  Ltd.(j)................................            17,100          16,821
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
CHINA (CONCLUDED)


ELECTRICAL EQUIPMENT--0.1%
Shanghai Electric Group Corp. ............        1,391,400  $    1,149,419
---------------------------------------------------------------------------


FOOD PRODUCTS--0.2%
Chaoda Modern Agriculture Holdings Ltd. ..        1,881,225       1,683,011
---------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.4%
Beijing Enterprises Holdings Ltd. ........          676,151       3,171,254
Tianjin Development Holdings Ltd. ........          901,000       1,060,827
                                                             --------------
                                                                  4,232,081
---------------------------------------------------------------------------


INSURANCE--0.2%
China Life Insurance Co. Ltd.(i)(m).......           11,933         912,875
Ping An Insurance Group Co. of China
  Ltd. ..................................            81,100         858,578
                                                             --------------
                                                                  1,771,453
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.3%
China Shenhua Energy Co. Ltd. Class H.....          606,300       3,571,577
---------------------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.1%
Hainan Meilan International Airport Co.,
  Ltd. ..................................           248,100         312,879
Jiangsu Express...........................          144,000         155,476
Xiamen International Port Co. Ltd. .......        1,075,800         290,628
                                                             --------------
                                                                    758,983
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
China Mobile Ltd. ........................           89,000       1,549,891
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                                     15,046,841
---------------------------------------------------------------------------


DENMARK--0.1%
COMMERCIAL BANKS--0.1%
Danske Bank A/S...........................           32,259       1,260,925
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN DENMARK                                    1,260,925
---------------------------------------------------------------------------


EGYPT--0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
Telecom Egypt.............................          147,694         559,214
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN EGYPT                                        559,214
---------------------------------------------------------------------------


FINLAND--0.0%
COMMUNICATIONS EQUIPMENT--0.0%
Nokia Oyj(i)..............................            1,200          46,068
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Fortum Oyj................................            9,985         448,532
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                                      494,600
---------------------------------------------------------------------------


FRANCE--1.4%
AEROSPACE & DEFENSE--0.1%
European Aeronautic Defense and Space
  Co. ...................................            30,300         967,036
---------------------------------------------------------------------------


AUTOMOBILES--0.1%
Renault SA................................           11,718       1,661,878
---------------------------------------------------------------------------


COMMERCIAL BANKS--0.1%
Societe Generale SA.......................           10,252       1,482,739
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
France Telecom SA.........................           55,500       1,990,828
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.2%
Electricite de France SA..................           16,268       1,937,721
---------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
Cie Generale d'Optique Essilor
  International SA.......................            20,000       1,275,757
---------------------------------------------------------------------------


INSURANCE--0.2%
AXA SA....................................           41,742       1,664,211
---------------------------------------------------------------------------


MACHINERY--0.1%
Vallourec SA..............................            4,992       1,350,149
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.3%
Total SA..................................           34,451       2,852,558
---------------------------------------------------------------------------


SOFTWARE--0.0%
Infogrames Entertainment SA(j)............          451,200          85,758
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                                    15,268,635
---------------------------------------------------------------------------


GERMANY--1.7%
AIR FREIGHT & LOGISTICS--0.2%
Deutsche Post AG..........................           49,532       1,700,768
---------------------------------------------------------------------------


AUTOMOBILES--0.3%
Bayerische Motoren Werke AG...............           27,105       1,681,722
DaimlerChrysler AG........................           19,126       1,853,693
                                                             --------------
                                                                  3,535,415
---------------------------------------------------------------------------


CHEMICALS--0.2%
Bayer AG..................................           26,469       2,420,607
Bayer AG(i)...............................              600          54,713
                                                             --------------
                                                                  2,475,320
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Deutsche Telekom AG.......................           93,994       2,068,754
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.2%
E.ON AG...................................           11,469       2,438,231
---------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.2%
Siemens AG................................           16,364       2,601,917
---------------------------------------------------------------------------


INSURANCE--0.2%
Allianz AG Registered Shares..............            8,387       1,806,893
---------------------------------------------------------------------------


MULTI-UTILITIES--0.2%
RWE AG....................................           14,857       2,083,107
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                                   18,710,405
---------------------------------------------------------------------------


HONG KONG--0.6%
ELECTRIC UTILITIES--0.0%
Cheung Kong Infrastructure Holdings
  Ltd. ..................................           204,600         759,473
---------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.2%
Hutchison Whampoa Ltd. ...................          171,190       1,928,506
---------------------------------------------------------------------------


REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.4%
Cheung Kong Holdings Ltd. ................           73,000       1,333,670
Sun Hung Kai Properties Ltd. .............           90,500       1,900,822
Wharf Holdings Ltd. ......................          181,100         936,834
                                                             --------------
                                                                  4,171,326
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG                                  6,859,305
---------------------------------------------------------------------------


INDIA--2.1%
AUTOMOBILES--0.1%
Bajaj Auto Ltd. ..........................            7,500         492,924
Tata Motors Ltd. .........................           38,345         718,268
                                                             --------------
                                                                  1,211,192
---------------------------------------------------------------------------


COMMERCIAL BANKS--0.2%
State Bank of India Ltd. .................           25,950       1,544,791
---------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.1%
Larsen & Toubro Ltd. .....................            9,100         952,600
---------------------------------------------------------------------------


CONSTRUCTION MATERIALS--0.1%
Gujarat Ambuja Cements Ltd. ..............          351,295       1,302,538
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
INDIA (CONCLUDED)


DIVERSIFIED FINANCIAL SERVICES--0.1%
Reliance Capital Ltd. ....................           10,205  $      662,671
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Reliance Energy Ltd. .....................           11,097         595,443
---------------------------------------------------------------------------


IT SERVICES--0.1%
Infosys Technologies Ltd. ................           20,052         894,382
---------------------------------------------------------------------------


MEDIA--0.2%
Wire and Wireless India Ltd.(j)...........          170,193         423,651
Zee News Ltd.(j)..........................          153,888         314,850
Zee Telefilms Ltd. .......................          164,187       1,348,698
                                                             --------------
                                                                  2,087,199
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.8%
Hindustan Petroleum Corp. ................           14,300         132,908
Reliance Industries Ltd. .................          125,300       9,116,349
                                                             --------------
                                                                  9,249,257
---------------------------------------------------------------------------


PHARMACEUTICALS--0.0%
Wockhardt Ltd. ...........................           10,700         112,556
---------------------------------------------------------------------------


ROAD & RAIL--0.1%
Container Corp. of India..................           20,000         969,666
---------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.1%
Housing Development Finance Corp. ........           22,000       1,588,728
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
Reliance Communication Ventures Ltd. .....           78,000       1,463,246
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN INDIA                                     22,634,269
---------------------------------------------------------------------------


IRELAND--0.2%
COMMERCIAL BANKS--0.1%
Allied Irish Banks Plc....................           43,474         996,950
---------------------------------------------------------------------------


CONSTRUCTION MATERIALS--0.1%
CRH Plc...................................           33,202       1,153,084
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN IRELAND                                    2,150,034
---------------------------------------------------------------------------


ISRAEL--0.1%
PHARMACEUTICALS--0.1%
Teva Pharmaceutical Industries Ltd.(i)....           13,681         635,893
---------------------------------------------------------------------------


SOFTWARE--0.0%
Ectel Ltd.(i)(j)..........................           12,832          36,828
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN ISRAEL                                       672,721
---------------------------------------------------------------------------


ITALY--0.5%
COMMERCIAL BANKS--0.3%
Banca Intesa SpA..........................          235,199       1,850,916
UniCredito Italiano SpA...................          196,198       1,613,525
                                                             --------------
                                                                  3,464,441
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.2%
Eni SpA...................................           67,620       2,467,886
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                                      5,932,327
---------------------------------------------------------------------------


JAPAN--6.2%
AUTO COMPONENTS--0.1%
Toyota Industries Corp. ..................           33,000       1,337,944
---------------------------------------------------------------------------


AUTOMOBILES--0.3%
Honda Motor Co., Ltd. ....................           13,600         449,274
Suzuki Motor Corp. .......................           86,300       2,587,292
                                                             --------------
                                                                  3,036,566
---------------------------------------------------------------------------


BEVERAGES--0.3%
Coca-Cola West Holdings Co., Ltd. ........           67,295       1,485,686
Hokkaido Coca-Cola Bottling Co., Ltd. ....           15,000          88,675
Kirin Holdings Co., Ltd. .................           93,500       1,371,700
Mikuni Coca-Cola Bottling Co., Ltd. ......           57,100         615,590
                                                             --------------
                                                                  3,561,651
---------------------------------------------------------------------------


BUILDING PRODUCTS--0.2%
Asahi Glass Co., Ltd. ....................           74,000         978,679
Daikin Industries Ltd. ...................           18,300       1,020,702
                                                             --------------
                                                                  1,999,381
---------------------------------------------------------------------------


CHEMICALS--0.5%
Mitsubishi Rayon Co., Ltd. ...............          372,000       1,793,308
Shin-Etsu Chemical Co., Ltd. .............           31,500       1,959,023
Sumitomo Chemical Co., Ltd. ..............          200,000       1,771,126
Ube Industries Ltd. ......................           69,500         235,242
                                                             --------------
                                                                  5,758,699
---------------------------------------------------------------------------


COMMERCIAL BANKS--0.2%
The Bank of Yokohama Ltd. ................           26,514         184,734
Fukuoka Financial Group, Inc. ............          120,330         702,730
Shinsei Bank Ltd. ........................           88,800         322,387
Sumitomo Mitsui Financial Group, Inc. ....              120         888,033
                                                             --------------
                                                                  2,097,884
---------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.3%
JGC Corp. ................................           65,000       1,114,503
Kinden Corp. .............................           66,000         515,970
Okumura Corp. ............................          198,500         963,525
Toda Corp. ...............................          100,900         483,724
                                                             --------------
                                                                  3,077,722
---------------------------------------------------------------------------


CONSUMER FINANCE--0.1%
Credit Saison Co., Ltd. ..................           26,000         708,265
---------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.3%
NCB Holdings Ltd.(j)......................            2,150         107,500
RHJ International(a)(i)(j)................           46,600         763,074
RHJ International(j)......................          143,000       2,344,493
                                                             --------------
                                                                  3,215,067
---------------------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.3%
Hoya Corp. ...............................           48,000       1,518,680
Murata Manufacturing Co., Ltd. ...........           22,200       1,274,826
                                                             --------------
                                                                  2,793,506
---------------------------------------------------------------------------


FOOD & STAPLES RETAILING--0.2%
Ministop Co., Ltd. .......................           11,000         195,435
Seven & I Holdings Co. Ltd. ..............           57,000       1,655,989
                                                             --------------
                                                                  1,851,424
---------------------------------------------------------------------------



FOOD PRODUCTS--0.0%
Ajinomoto Co., Inc. ......................           23,600         267,088
House Foods Corp. ........................           14,000         235,213
                                                             --------------
                                                                    502,301
---------------------------------------------------------------------------


GAS UTILITIES--0.2%
Tokyo Gas Co., Ltd. ......................          376,000       1,756,419
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
JAPAN (CONCLUDED)


HOUSEHOLD DURABLES--0.3%
Daiwa House Industry Co., Ltd. ...........           33,500  $      428,002
Matsushita Electric Industrial Co.,
  Ltd. ..................................            75,000       1,536,816
Rinnai Corp. .............................           10,500         341,683
Sekisui House Ltd. .......................          137,000       1,464,306
                                                             --------------
                                                                  3,770,807
---------------------------------------------------------------------------


INSURANCE--1.1%
Aioi Insurance Co., Ltd. .................          391,600       1,848,295
Millea Holdings, Inc. ....................          135,000       4,532,282
Mitsui Sumitomo Insurance Co., Ltd. ......          318,000       3,078,923
Nipponkoa Insurance Co., Ltd. ............          290,100       2,633,782
                                                             --------------
                                                                 12,093,282
---------------------------------------------------------------------------


MACHINERY--0.1%
Kubota Corp. .............................           96,700         650,745
Tadano Ltd. ..............................            7,500          76,140
                                                             --------------
                                                                    726,885
---------------------------------------------------------------------------


MEDIA--0.1%
Toho Co., Ltd. ...........................           59,500       1,329,154
---------------------------------------------------------------------------


OFFICE ELECTRONICS--0.2%
Canon, Inc. ..............................           40,450       1,851,258
---------------------------------------------------------------------------


PHARMACEUTICALS--0.6%
Astellas Pharma, Inc. ....................           44,200       1,916,981
Mitsubishi Tanabe Pharma Corp. ...........           54,000         501,619
Takeda Pharmaceutical Co., Ltd. ..........           67,000       3,914,197
                                                             --------------
                                                                  6,332,797
---------------------------------------------------------------------------


REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.1%
Marco Polo Investment Holdings Ltd.(j)....              263         149,625
NTT Urban Development Co. ................              660       1,056,615
                                                             --------------
                                                                  1,206,240
---------------------------------------------------------------------------


ROAD & RAIL--0.1%
East Japan Railway Co. ...................              175       1,439,468
---------------------------------------------------------------------------


SPECIALTY RETAIL--0.0%
Shimachu Co., Ltd. .......................            2,600          73,253
---------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.0%
Asics Corp. ..............................           23,600         338,096
---------------------------------------------------------------------------


TOBACCO--0.1%
Japan Tobacco, Inc. ......................              225       1,330,368
---------------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--0.2%
Mitsubishi Corp. .........................           87,000       2,354,628
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.3%
NTT DoCoMo, Inc. .........................            1,870       3,078,599
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                                     67,621,664
---------------------------------------------------------------------------


LUXEMBOURG--0.2%
METALS & MINING--0.2%
ArcelorMittal.............................           24,186       1,874,851
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN LUXEMBOURG                                 1,874,851
---------------------------------------------------------------------------


MALAYSIA--0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
Telekom Malaysia Bhd......................          165,000         555,593
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Tenaga Nasional Bhd.......................          551,203       1,590,205
---------------------------------------------------------------------------


FOOD PRODUCTS--0.2%
IOI Corp. Bhd.............................          950,818       2,212,335
---------------------------------------------------------------------------


TOBACCO--0.1%
British American Tobacco Malaysia Bhd.....           50,000         622,232
---------------------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.0%
PLUS Expressways Bhd......................          189,600         186,901
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN MALAYSIA                                   5,167,266
---------------------------------------------------------------------------


MEXICO--0.2%
BEVERAGES--0.1%
Fomento Economico Mexicano, SA de CV(i)...           27,300       1,042,041
---------------------------------------------------------------------------


HOUSEHOLD DURABLES--0.0%
Urbi, Desarrollos Urbanos, SA de CV(j)....           24,500          84,628
---------------------------------------------------------------------------


MEDIA--0.1%
Grupo Televisa, SA(i).....................           63,700       1,514,149
Megacable Holdings SAB de CV(j)...........            9,100          30,899
                                                             --------------
                                                                  1,545,048
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                                     2,671,717
---------------------------------------------------------------------------


NETHERLANDS--0.2%
CHEMICALS--0.2%
Akzo Nobel NV.............................           25,359       2,041,454
---------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--0.0%
ASML Holding NV(i)........................            1,300          40,677
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS                            2,082,131
---------------------------------------------------------------------------


NEW ZEALAND--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Telecom Corp. of New Zealand Ltd. ........          101,156         337,916
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.0%
Contact Energy Ltd. ......................           57,000         360,824
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN NEW ZEALAND                                  698,740
---------------------------------------------------------------------------


NORWAY--0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
Telenor ASA...............................           20,800         493,563
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
Statoilhydro ASA..........................           25,638         790,952
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                                     1,284,515
---------------------------------------------------------------------------


RUSSIA--0.1%
METALS & MINING--0.1%
Polyus Gold Co. ZAO(i)....................           22,700       1,026,040
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN RUSSIA                                     1,026,040
---------------------------------------------------------------------------


SINGAPORE--1.1%
COMMERCIAL BANKS--0.1%
Oversea-Chinese Banking Corp. ............          135,800         773,992
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
Singapore Telecommunications Ltd. ........        1,127,230       3,101,314
---------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.1%
Parkway Holdings Ltd. ....................          396,000       1,076,153
---------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.4%
Fraser and Neave Ltd. ....................          344,000       1,393,617
Keppel Corp. Ltd. ........................          316,000       2,815,774
                                                             --------------
                                                                  4,209,391
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
SINGAPORE (CONCLUDED)


MEDIA--0.0%
Singapore Press Holdings Ltd. ............          108,000  $      335,318
---------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.0%
Parkway Life Real Estate Investment
  Trust(j)...............................            19,800          15,543
---------------------------------------------------------------------------


REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.1%
CapitaLand Ltd. ..........................          258,625       1,112,709
Keppel Land Ltd. .........................           99,329         496,986
                                                             --------------
                                                                  1,609,695
---------------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--0.0%
Noble Group Ltd. .........................          205,467         341,832
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
MobileOne Ltd. ...........................          488,430         642,188
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE                                 12,105,426
---------------------------------------------------------------------------


SOUTH AFRICA--0.1%
METALS & MINING--0.1%
Gold Fields Ltd.(i).......................           26,700         379,140
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.0%
Sasol Ltd. ...............................            7,300         361,741
---------------------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Mondi Ltd. ...............................            6,051          56,846
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH AFRICA                                 797,727
---------------------------------------------------------------------------


SOUTH KOREA--1.9%
CHEMICALS--0.1%
Samsung Fine Chemicals Co., Ltd. .........           27,100       1,253,991
---------------------------------------------------------------------------


COMMERCIAL BANKS--0.2%
Daegu Bank................................           18,700         308,289
Hana Financial Group, Inc. ...............            8,400         451,004
Kookmin Bank..............................           10,100         744,512
Pusan Bank................................           19,900         331,442
                                                             --------------
                                                                  1,835,247
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
KT Corp.(i)(j)............................           94,000       2,425,200
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Korea Electric Power Corp. ...............           31,200       1,311,927
---------------------------------------------------------------------------


ELECTRICAL EQUIPMENT--0.2%
LS Cable Ltd. ............................           16,000       1,523,294
---------------------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
Fine DNC Co., Ltd. .......................           23,000         106,442
Interflex Co., Ltd.(j)....................           20,500         145,003
                                                             --------------
                                                                    251,445
---------------------------------------------------------------------------


FOOD PRODUCTS--0.1%
CJ Cheil Jedang Corp.(j)..................            3,663       1,158,323
Nong Shim Co., Ltd. ......................            1,100         227,226
                                                             --------------
                                                                  1,385,549
---------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
Paradise Co. Ltd. ........................           97,918         346,927
---------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.0%
CJ Corp.(j)...............................            6,237         542,814
---------------------------------------------------------------------------


INSURANCE--0.3%
Dongbu Insurance Co., Ltd. ...............           15,900         915,245
Korean Reinsurance Co. ...................           58,000         801,184
Meritz Fire & Marine Insurance Co. Ltd. ..           82,122       1,103,501
                                                             --------------
                                                                  2,819,930
---------------------------------------------------------------------------


METALS & MINING--0.3%
POSCO.....................................            2,387       1,442,179
POSCO(i)..................................           14,000       2,105,740
                                                             --------------
                                                                  3,547,919
---------------------------------------------------------------------------


MULTILINE RETAIL--0.0%
Lotte Shopping Co.(a)(i)..................            9,400         207,372
---------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.1%
Cheil Industries, Inc. ...................           11,053         609,045
---------------------------------------------------------------------------


TOBACCO--0.2%
KT&G Corp. ...............................           26,900       2,283,639
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
SK Telecom Co., Ltd. .....................            3,300         870,226
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH KOREA                               21,214,525
---------------------------------------------------------------------------


SPAIN--0.3%
COMMERCIAL BANKS--0.2%
Banco Santander SA........................          113,035       2,441,330
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.1%
Iberdrola Renovables(j)...................           59,700         493,158
---------------------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.0%
Cintra Concesiones de Infraestructuras de
  Transporte SA..........................            24,806         372,570
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                                      3,307,058
---------------------------------------------------------------------------


SWEDEN--0.1%
DIVERSIFIED FINANCIAL SERVICES--0.1%
Investor AB...............................           48,531       1,098,528
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SWEDEN                                     1,098,528
---------------------------------------------------------------------------


SWITZERLAND--1.3%
CAPITAL MARKETS--0.3%
Credit Suisse Group.......................           24,177       1,455,348
UBS AG....................................           29,089       1,341,227
                                                             --------------
                                                                  2,796,575
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
Swisscom AG...............................            3,574       1,395,132
---------------------------------------------------------------------------


FOOD PRODUCTS--0.5%
Nestle SA Registered Shares...............           11,252       5,166,809
---------------------------------------------------------------------------


INSURANCE--0.2%
Swiss Reinsurance Co. Registered Shares...           15,551       1,100,146
Zurich Financial Services AG..............            3,419       1,003,430
                                                             --------------
                                                                  2,103,576
---------------------------------------------------------------------------


PHARMACEUTICALS--0.2%
Novartis AG Registered Shares.............           46,154       2,524,039
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND                               13,986,131
---------------------------------------------------------------------------


TAIWAN--0.6%
COMMERCIAL BANKS--0.0%
Chinatrust Financial Holding Co.(j).......          452,320         319,144
---------------------------------------------------------------------------


CONSTRUCTION MATERIALS--0.1%
Taiwan Cement Corp. ......................        1,122,989       1,542,248
---------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.0%
Fubon Financial Holding Co. Ltd. .........          302,500         266,871
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.2%
Chunghwa Telecom Co. Ltd. ................          217,844         402,314
Chunghwa Telecom Co. Ltd.(i)..............           91,775       1,937,380
                                                             --------------
                                                                  2,339,694
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
TAIWAN (CONCLUDED)


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Delta Electronics, Inc. ..................          381,288  $    1,291,094
HON HAI Precision Industry Co., Ltd. .....           99,000         610,185
                                                             --------------
                                                                  1,901,279
---------------------------------------------------------------------------


INSURANCE--0.1%
Cathay Financial Holding Co., Ltd. .......          261,059         539,411
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN TAIWAN                                     6,908,647
---------------------------------------------------------------------------


THAILAND--0.6%
COMMERCIAL BANKS--0.1%
Siam Commercial Bank PCL..................          566,100       1,453,693
---------------------------------------------------------------------------


CONSTRUCTION MATERIALS--0.1%
Siam Cement PCL Foreign Shares............          106,000         731,621
---------------------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.0%
Hana Microelectronics PCL.................          547,800         351,269
---------------------------------------------------------------------------


FOOD PRODUCTS--0.0%
Thai Union Frozen Products PCL Foreign
  Shares.................................           172,800         115,703
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.3%
PTT Exploration & Production PCL..........          185,100         901,185
PTT Public Company THB10..................          178,500       1,992,460
                                                             --------------
                                                                  2,893,645
---------------------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.1%
Airports of Thailand PCL..................          284,300         485,298
Bangkok Expressway PCL Foreign Shares.....          256,600         181,300
                                                             --------------
                                                                    666,598
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THAILAND                                   6,212,529
---------------------------------------------------------------------------


UNITED KINGDOM--3.1%
AEROSPACE & DEFENSE--0.2%
BAE Systems Plc...........................          187,974       1,865,437
---------------------------------------------------------------------------


BEVERAGES--0.1%
Diageo Plc(i).............................           15,500       1,330,365
---------------------------------------------------------------------------


COMMERCIAL BANKS--0.1%
HBOS Plc..................................           84,805       1,233,154
---------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.0%
Guinness Peat Group Plc...................          301,004         401,898
---------------------------------------------------------------------------


FOOD PRODUCTS--0.5%
Cadbury Schweppes Plc(i)..................           36,600       1,806,942
Premier Foods Plc.........................           42,000         171,589
Unilever Plc..............................           79,630       2,986,511
                                                             --------------
                                                                  4,965,042
---------------------------------------------------------------------------


INSURANCE--0.1%
Prudential Plc............................           75,345       1,060,919
---------------------------------------------------------------------------


METALS & MINING--0.5%
Anglo American Plc........................           89,546       5,434,396
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.7%
BP Plc....................................          244,786       2,991,347
Royal Dutch Shell Plc(i)..................           12,400       1,044,080
Royal Dutch Shell Plc Class B.............           83,265       3,470,962
                                                             --------------
                                                                  7,506,389
---------------------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Mondi Plc.................................           15,127         131,297
---------------------------------------------------------------------------


PHARMACEUTICALS--0.1%
GlaxoSmithKline Plc.......................           64,072       1,627,209
---------------------------------------------------------------------------


TOBACCO--0.2%
British American Tobacco Plc..............           57,609       2,252,115
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.6%
Vodafone Group Plc........................        1,191,247       4,471,847
Vodafone Group Plc(i).....................           40,580       1,514,446
                                                             --------------
                                                                  5,986,293
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM                        33,794,514
---------------------------------------------------------------------------


UNITED STATES--23.6%
AEROSPACE & DEFENSE--0.1%
Boeing Co. ...............................            4,900         428,554
General Dynamics Corp. ...................            3,900         347,061
Goodrich Corp. ...........................              600          42,366
Honeywell International, Inc. ............              600          36,942
L-3 Communications Holdings, Inc. ........              400          42,376
Lockheed Martin Corp. ....................              300          31,578
Northrop Grumman Corp. ...................              400          31,456
Raytheon Co. .............................              500          30,350
Spirit Aerosystems Holdings, Inc. Class
  A(j)...................................            13,700         472,650
                                                             --------------
                                                                  1,463,333
---------------------------------------------------------------------------


AIR FREIGHT & LOGISTICS--0.0%
FedEx Corp. ..............................            2,000         178,340
---------------------------------------------------------------------------


AIRLINES--0.0%
Continental Airlines, Inc. Class B(j).....              600          13,350
---------------------------------------------------------------------------


AUTO COMPONENTS--0.0%
Johnson Controls, Inc. ...................              900          32,436
WABCO Holdings, Inc. .....................              200          10,018
                                                             --------------
                                                                     42,454
---------------------------------------------------------------------------


AUTOMOBILES--0.1%
General Motors Corp. .....................           21,000         522,690
---------------------------------------------------------------------------


BEVERAGES--0.2%
The Coca-Cola Co. ........................           20,600       1,264,222
Coca-Cola Enterprises, Inc. ..............            1,800          46,854
Constellation Brands, Inc. Class A(j).....           15,100         356,964
Pepsi Bottling Group, Inc. ...............            1,000          39,460
PepsiAmericas, Inc. ......................            7,300         243,236
                                                             --------------
                                                                  1,950,736
---------------------------------------------------------------------------


BIOTECHNOLOGY--0.0%
Senomyx, Inc.(j)(m).......................           18,300         137,067
---------------------------------------------------------------------------


CAPITAL MARKETS--0.7%
The Bank of New York Mellon Corp. ........           57,868       2,821,644
The Goldman Sachs Group, Inc. ............              200          43,010
Morgan Stanley............................              300          15,933
Northern Trust Corp. .....................           41,700       3,193,386
State Street Corp. .......................           18,100       1,469,720
                                                             --------------
                                                                  7,543,693
---------------------------------------------------------------------------


CHEMICALS--0.1%
Albemarle Corp. ..........................              800          33,000
Celanese Corp. Series A...................            1,000          42,320
E.I. du Pont de Nemours & Co. ............            9,400         414,446
Lubrizol Corp. ...........................              600          32,496
                                                             --------------
                                                                    522,262
---------------------------------------------------------------------------


COMMERCIAL BANKS--0.0%
Wells Fargo & Co. ........................            8,600         259,634
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
UNITED STATES (CONTINUED)


COMMERCIAL SERVICES & SUPPLIES--0.0%
Dun & Bradstreet Corp. ...................              400  $       35,452
Manpower, Inc. ...........................              300          17,070
Republic Services, Inc. Class A...........            1,200          37,620
                                                             --------------
                                                                     90,142
---------------------------------------------------------------------------


COMMUNICATIONS EQUIPMENT--1.4%
3Com Corp.(j).............................          331,800       1,499,736
Ciena Corp.(j)............................           60,500       2,063,655
Cisco Systems, Inc.(j)....................          215,200       5,825,464
Comverse Technology, Inc.(j)..............          113,100       1,950,975
Extreme Networks, Inc.(j).................           38,500         136,290
JDS Uniphase Corp.(j).....................           11,962         159,095
Juniper Networks, Inc.(j).................            1,200          39,840
Motorola, Inc. ...........................           65,500       1,050,620
Polycom, Inc.(j)..........................           40,400       1,122,312
QUALCOMM, Inc. ...........................           42,400       1,668,440
Tellabs, Inc.(j)..........................           13,700          89,598
                                                             --------------
                                                                 15,606,025
---------------------------------------------------------------------------


COMPUTERS & PERIPHERALS--1.1%
Apple Inc.(j).............................           28,500       5,645,280
EMC Corp. ................................            1,900          35,207
Hewlett-Packard Co. ......................           22,811       1,151,499
International Business Machines Corp. ....           32,700       3,534,870
Lexmark International, Inc. Class A(j)....            6,900         240,534
NCR Corp.(j)..............................              700          17,570
Seagate Technology........................            1,600          40,800
Sun Microsystems, Inc.(j).................           45,450         824,009
Teradata Corp.(j).........................              700          19,187
Western Digital Corp.(j)..................            1,600          48,336
                                                             --------------
                                                                 11,557,292
---------------------------------------------------------------------------


CONSTRUCTION & ENGINEERING--0.3%
Foster Wheeler Ltd.(j)....................           20,360       3,156,207
KBR, Inc.(j)..............................           13,531         525,003
                                                             --------------
                                                                  3,681,210
---------------------------------------------------------------------------


CONSUMER FINANCE--0.0%
Discover Financial Services...............              150           2,262
SLM Corp. ................................            6,900         138,966
                                                             --------------
                                                                    141,228
---------------------------------------------------------------------------


CONTAINERS & PACKAGING--0.1%
Crown Holdings, Inc.(j)...................           24,600         630,990
Owens-Illinois, Inc.(j)...................            1,000          49,500
Smurfit-Stone Container Corp.(j)..........           24,000         253,440
                                                             --------------
                                                                    933,930
---------------------------------------------------------------------------


DISTRIBUTORS--0.0%
Genuine Parts Co. ........................              700          32,410
---------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.3%
Citigroup, Inc. ..........................           74,100       2,181,504
JPMorgan Chase & Co. .....................           16,100         702,765
                                                             --------------
                                                                  2,884,269
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.6%
AT&T Inc. ................................           58,122       2,415,550
AboveNet, Inc.(j)(q)......................              183          14,274
CenturyTel, Inc. .........................              500          20,730
Embarq Corp. .............................            4,220         209,017
General Communication, Inc. Class A(j)....           14,500         126,875
Qwest Communications International Inc. ..            2,800          19,628
Verizon Communications, Inc. .............           72,300       3,158,787
Windstream Corp. .........................           20,378         265,322
                                                             --------------
                                                                  6,230,183
---------------------------------------------------------------------------


ELECTRIC UTILITIES--0.4%
Duke Energy Corp. ........................            2,000          40,340
Edison International......................              600          32,022
Exelon Corp. .............................           19,300       1,575,652
Mirant Corp.(j)...........................           24,300         947,214
PPL Corp. ................................           26,700       1,390,803
                                                             --------------
                                                                  3,986,031
---------------------------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.1%
Avnet, Inc.(j)............................              900          31,473
Tyco Electronics Ltd. ....................           15,078         559,846
                                                             --------------
                                                                    591,319
---------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.2%
Baker Hughes, Inc. .......................            3,400         275,740
Complete Production Services, Inc.(j).....           36,100         648,717
ENSCO International, Inc. ................           11,000         655,820
Grant Prideco, Inc.(j)....................           36,300       2,015,013
Halliburton Co. ..........................           25,060         950,025
Key Energy Services, Inc.(j)..............           20,600         296,434
Nabors Industries Ltd.(j).................            4,500         123,255
National Oilwell Varco, Inc.(j)...........           18,500       1,359,010
Noble Corp. ..............................           11,400         644,214
Schlumberger Ltd. ........................           20,400       2,006,748
Smith International, Inc. ................           20,000       1,477,000
Transocean, Inc.(j).......................           13,125       1,878,987
Weatherford International Ltd.(j).........            4,500         308,700
                                                             --------------
                                                                 12,639,663
---------------------------------------------------------------------------


FOOD & STAPLES RETAILING--0.1%
CVS/Caremark Corp. .......................           17,135         681,116
The Kroger Co. ...........................            1,100          29,381
SUPERVALU INC. ...........................            7,982         299,485
Wal-Mart Stores, Inc. ....................            7,600         361,228
                                                             --------------
                                                                  1,371,210
---------------------------------------------------------------------------


FOOD PRODUCTS--0.2%
ConAgra Foods, Inc. ......................           19,900         473,421
Kraft Foods, Inc. ........................           32,418       1,057,799
Sara Lee Corp. ...........................           15,100         242,506
Tyson Foods, Inc. Class A.................            1,200          18,396
                                                             --------------
                                                                  1,792,122
---------------------------------------------------------------------------


GAS UTILITIES--0.0%
Oneok, Inc. ..............................              700          31,339
---------------------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.3%
Baxter International, Inc. ...............            9,100         528,255
Boston Scientific Corp.(j)................           36,400         423,332
Covidien Ltd. ............................           15,078         667,805
Medtronic, Inc. ..........................           23,500       1,181,345
                                                             --------------
                                                                  2,800,737
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
UNITED STATES (CONTINUED)


HEALTH CARE PROVIDERS & SERVICES--0.7%
Aetna, Inc. ..............................           18,600  $    1,073,778
AmerisourceBergen Corp. ..................            9,100         408,317
Cigna Corp. ..............................            9,000         483,570
Coventry Health Care, Inc.(j).............            3,900         231,075
DaVita, Inc.(j)...........................            9,100         512,785
Express Scripts, Inc.(j)..................              700          51,100
Health Net, Inc.(j).......................              700          33,810
HealthSouth Corp.(j)(m)...................           15,840         332,640
Humana, Inc.(j)...........................            6,900         519,639
McKesson Corp. ...........................            9,100         596,141
Medco Health Solutions, Inc.(j)...........            9,100         922,740
PharMerica Corp.(j).......................              758          10,521
Sierra Health Services, Inc.(j)...........            1,200          50,352
UnitedHealth Group, Inc. .................           22,600       1,315,320
WellPoint, Inc.(j)........................           13,600       1,193,128
                                                             --------------
                                                                  7,734,916
---------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.5%
McDonald's Corp. .........................           27,200       1,602,352
Panera Bread Co. Class A(j)...............          103,200       3,696,624
                                                             --------------
                                                                  5,298,976
---------------------------------------------------------------------------


HOUSEHOLD DURABLES--0.0%
Mohawk Industries, Inc.(j)................              400          29,760
---------------------------------------------------------------------------


HOUSEHOLD PRODUCTS--0.6%
Energizer Holdings, Inc.(j)...............              400          44,852
The Procter & Gamble Co. .................           87,100       6,394,882
                                                             --------------
                                                                  6,439,734
---------------------------------------------------------------------------


IT SERVICES--0.0%
Accenture Ltd. Class A....................              900          32,427
Computer Sciences Corp.(j)................              700          34,629
DST Systems, Inc.(j)......................              500          41,275
Electronic Data Systems Corp. ............            1,200          24,876
                                                             --------------
                                                                    133,207
---------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY TRADERS--0.1%
The AES Corp.(j)..........................           30,000         641,700
Dynegy, Inc. Class A(j)...................           48,206         344,191
NRG Energy, Inc.(j).......................            4,900         212,366
                                                             --------------
                                                                  1,198,257
---------------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--1.2%
General Electric Co. .....................          343,800      12,744,666
Tyco International Ltd. ..................           15,078         597,843
                                                             --------------
                                                                 13,342,509
---------------------------------------------------------------------------


INSURANCE--2.0%
ACE Ltd. .................................           33,800       2,088,164
The Allstate Corp. .......................           12,100         631,983
American International Group, Inc. .......          116,900       6,815,270
Assurant, Inc. ...........................           11,800         789,420
Axis Capital Holdings Ltd. ...............              800          31,176
CNA Financial Corp. ......................              700          23,604
Chubb Corp. ..............................              300          16,374
Darwin Professional Underwriters,
  Inc.(j)................................             5,400         130,518
Endurance Specialty Holdings Ltd. ........           36,300       1,514,799
Everest Re Group Ltd. ....................            4,300         431,720
Fidelity National Title Group, Inc. Class
  A......................................           136,200       1,989,882
Genworth Financial, Inc. Class A..........              700          17,815
Hartford Financial Services Group, Inc. ..           11,800       1,028,842
IPC Holdings, Ltd. .......................           20,100         580,287
Lincoln National Corp. ...................              300          17,466
Loews Corp. ..............................              600          30,204
Marsh & McLennan Cos., Inc. ..............           12,900         341,463
Platinum Underwriters Holdings Ltd. ......           15,500         551,180
Prudential Financial, Inc. ...............            4,900         455,896
RenaissanceRe Holdings Ltd. ..............           10,000         602,400
The Travelers Cos., Inc. .................           34,145       1,837,001
XL Capital Ltd. Class A...................           45,745       2,301,431
                                                             --------------
                                                                 22,226,895
---------------------------------------------------------------------------


INTERNET & CATALOG RETAIL--0.0%
Expedia, Inc.(j)..........................            1,500          47,430
Liberty Media Holding
  Corp.--Interactive(j)..................             1,984          37,855
                                                             --------------
                                                                     85,285
---------------------------------------------------------------------------


INTERNET SOFTWARE & SERVICES--0.3%
eBay, Inc.(j).............................           23,700         786,603
Google, Inc. Class A(j)...................            4,000       2,765,920
                                                             --------------
                                                                  3,552,523
---------------------------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--0.0%
Hasbro, Inc. .............................            1,100          28,138
---------------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--0.1%
Applera Corp.--Applied Biosystems Group...            1,300          44,096
Thermo Fisher Scientific, Inc.(j).........            6,800         392,224
Waters Corp.(j)...........................           13,600       1,075,352
                                                             --------------
                                                                  1,511,672
---------------------------------------------------------------------------


MACHINERY--0.0%
AGCO Corp.(j).............................              800          54,384
Cummins, Inc. ............................              300          38,211
Deere & Co. ..............................              600          55,872
ITT Corp. ................................              500          33,020
Ingersoll-Rand Co. Class A................              800          37,176
Parker Hannifin Corp. ....................              600          45,186
SPX Corp. ................................              400          41,140
                                                             --------------
                                                                    304,989
---------------------------------------------------------------------------


MARINE--0.2%
American Commercial Lines, Inc.(j)........          117,600       1,909,824
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
UNITED STATES (CONTINUED)


MEDIA--0.5%
CBS Corp. Class B.........................            1,100  $       29,975
Comcast Corp. Class A(j)..................          215,718       3,939,011
Discovery Holding Co.(j)..................            2,690          67,627
Idearc, Inc. .............................            3,392          59,564
Liberty Media Holding Corp.--Capital(j)...                8             932
Time Warner, Inc. ........................           21,300         351,663
Viacom, Inc. Class B(j)...................            9,279         407,534
Virgin Media, Inc. .......................           17,897         306,755
                                                             --------------
                                                                  5,163,061
---------------------------------------------------------------------------


METALS & MINING--0.6%
AK Steel Holding Corp.(j).................              800          36,992
Alcoa, Inc. ..............................           29,400       1,074,570
Freeport-McMoRan Copper & Gold, Inc.
  Class B................................            10,000       1,024,400
Newmont Mining Corp. .....................           97,500       4,760,925
United States Steel Corp. ................              400          48,364
                                                             --------------
                                                                  6,945,251
---------------------------------------------------------------------------


MULTI-UTILITIES--0.0%
CMS Energy Corp. .........................           24,100         418,858
CenterPoint Energy, Inc. .................            1,500          25,695
Sempra Energy.............................              500          30,940
                                                             --------------
                                                                    475,493
---------------------------------------------------------------------------


MULTILINE RETAIL--0.0%
Big Lots, Inc.(j).........................            1,200          19,188
Family Dollar Stores, Inc. ...............              900          17,307
                                                             --------------
                                                                     36,495
---------------------------------------------------------------------------


OFFICE ELECTRONICS--0.0%
Xerox Corp. ..............................           29,600         479,224
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--3.1%
Alliance Resource Partners LP.............           16,000         580,320
Anadarko Petroleum Corp. .................            9,100         597,779
Apache Corp. .............................            9,100         978,614
Aventine Renewable Energy Holdings,
  Inc.(j)................................            15,000         191,400
CNX Gas Corp.(j)..........................            5,300         169,335
Chevron Corp. ............................           27,212       2,539,696
ConocoPhillips............................           22,700       2,004,410
Consol Energy, Inc. ......................           71,800       5,135,136
Devon Energy Corp. .......................           20,400       1,813,764
El Paso Corp. ............................          244,800       4,220,352
Exxon Mobil Corp. ........................           65,850       6,169,487
Foundation Coal Holdings, Inc. ...........           37,800       1,984,500
Hess Corp. ...............................           10,200       1,028,772
Marathon Oil Corp. .......................           18,200       1,107,652
Murphy Oil Corp. .........................           11,100         941,724
Noble Energy, Inc. .......................              600          47,712
Occidental Petroleum Corp. ...............           18,150       1,397,369
Patriot Coal Corp.(j).....................            3,030         126,472
Peabody Energy Corp. .....................           30,300       1,867,692
Rosetta Resources, Inc.(a)(j).............           26,300         521,529
Stone Energy Corp.(j).....................            8,075         378,798
Sunoco, Inc. .............................              400          28,976
Valero Energy Corp. ......................              600          42,018
                                                             --------------
                                                                 33,873,507
---------------------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.1%
International Paper Co. ..................           18,700         605,506
---------------------------------------------------------------------------


PERSONAL PRODUCTS--0.1%
Avon Products, Inc. ......................           13,200         521,796
---------------------------------------------------------------------------


PHARMACEUTICALS--1.8%
Abbott Laboratories.......................           12,600         707,490
Bristol-Myers Squibb Co. .................           79,300       2,103,036
Eli Lilly & Co. ..........................           11,400         608,646
Johnson & Johnson.........................          117,600       7,843,920
Merck & Co., Inc. ........................           31,900       1,853,709
Pfizer, Inc. .............................          167,500       3,807,275
Schering-Plough Corp. ....................           45,500       1,212,120
Valeant Pharmaceuticals International(j)..           31,500         377,055
Wyeth.....................................           20,400         901,476
                                                             --------------
                                                                 19,414,727
---------------------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.0%
Ventas, Inc. .............................            5,713         258,513
---------------------------------------------------------------------------


REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.2%
The St. Joe Co. ..........................           56,400       2,002,764
---------------------------------------------------------------------------


ROAD & RAIL--1.6%
Burlington Northern Santa Fe Corp. .......          104,000       8,655,920
CSX Corp. ................................              900          39,582
Norfolk Southern Corp. ...................           37,800       1,906,632
Union Pacific Corp. ......................           57,900       7,273,398
                                                             --------------
                                                                 17,875,532
---------------------------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--0.2%
Applied Materials, Inc. ..................           33,400         593,184
Genesis Microchip, Inc.(j)................           31,600         270,812
Intel Corp. ..............................           33,300         887,778
Intersil Corp. Class A....................            1,200          29,376
LSI Logic Corp.(j)........................            9,631          51,141
Novellus Systems, Inc.(j).................            1,100          30,327
Nvidia Corp.(j)...........................            1,200          40,824
Texas Instruments, Inc. ..................            1,500          50,100
                                                             --------------
                                                                  1,953,542
---------------------------------------------------------------------------


SOFTWARE--1.7%
BMC Software, Inc.(j).....................              800          28,512
CA, Inc. .................................          125,052       3,120,047
Cadence Design Systems, Inc.(j)...........            1,400          23,814
Microsoft Corp. ..........................          399,700      14,229,320
Novell, Inc.(j)...........................           23,300         160,071
Oracle Corp.(j)...........................            1,900          42,902
Synopsys, Inc.(j).........................            1,200          31,116
TIBCO Software, Inc.(j)...................           95,700         772,299
                                                             --------------
                                                                 18,408,081
---------------------------------------------------------------------------



SPECIALTY RETAIL--0.0%
Circuit City Stores, Inc. ................           25,800         108,360
---------------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.0%
Hanesbrands, Inc.(j)......................            1,887          51,270
Unifi, Inc.(j)............................           77,700         188,034
                                                             --------------
                                                                    239,304
---------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.2%
Fannie Mae................................           54,300       2,170,914
---------------------------------------------------------------------------


TOBACCO--0.1%
Altria Group, Inc. .......................           16,500       1,247,070
Loews Corp.--Carolina Group...............              400          34,120
                                                             --------------
                                                                  1,281,190
---------------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--0.0%
W.W. Grainger, Inc. ......................              400          35,008
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                     SHARES
COMMON STOCKS                                          HELD       VALUE
---------------------------------------------------------------------------
UNITED STATES (CONCLUDED)


TRANSPORTATION INFRASTRUCTURE--0.2%
Macquarie Infrastructure Co. LLC..........           67,000  $    2,715,510
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.2%
Sprint Nextel Corp. ......................          127,300       1,671,449
Telephone & Data Systems, Inc. ...........              500          31,300
U.S. Cellular Corp.(j)....................              400          33,640
                                                             --------------
                                                                  1,736,389
---------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES                        257,099,521
---------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$424,815,550)--53.0%                                     578,463,031
---------------------------------------------------------------------------

---------------------------------------------------------------------------



PREFERRED STOCKS
---------------------------------------------------------------------------


UNITED STATES--0.3%
INSURANCE--0.1%
IPC Holdings, Ltd., 7.25%(f)..............            4,200         111,300
MetLife, Inc. Series B, 6.375%(f).........           22,500         688,275
                                                             --------------
                                                                    799,575
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.0%
El Paso Corp., 4.99%(a)(f)................              510         716,996
---------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.2%
Fannie Mae Series 2004-1, 5.375%(f).......               24       2,029,176
---------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
(COST--$3,570,000)--0.3%                                          3,545,747
---------------------------------------------------------------------------

---------------------------------------------------------------------------



EXCHANGE-TRADED FUNDS
---------------------------------------------------------------------------


UNITED STATES--2.9%
Consumer Staples Select Sector SPDR
  Fund(m)................................            66,100       1,903,680
Health Care Select Sector SPDR Fund(m)....           66,300       2,341,053
iShares Dow Jones US Telecommunications
  Sector Index Fund......................            34,500       1,018,440
iShares Dow Jones US Utilities Sector
  Index Fund.............................             2,500         257,000
iShares Silver Trust(j)...................           16,100       2,366,217
streetTRACKS(R) Gold Trust(j).............          232,600      19,156,936
Telecom HOLDRs Trust......................            8,900         337,933
Utilities Select Sector SPDR Fund(m)......           97,800       4,139,874
Vanguard Telecommunication Services ETF...            1,100          82,797
---------------------------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS
(COST--$26,066,395)--2.9%                                        31,603,930
---------------------------------------------------------------------------

---------------------------------------------------------------------------



MUTUAL FUNDS
---------------------------------------------------------------------------


VIETNAM--0.3%
Vietnam Enterprise Investments Ltd.--R
  Shares(j)..............................           350,261       1,786,331
Vinaland Ltd.(j)..........................        1,253,700       1,755,180
---------------------------------------------------------------------------

TOTAL MUTUAL FUNDS
(COST--$2,961,507)--0.3%                                          3,541,511
---------------------------------------------------------------------------



                                                     SHARES
WARRANTS(C)                                            HELD       VALUE
---------------------------------------------------------------------------
CANADA--0.0%
METALS & MINING--0.0%
Peak Gold Ltd. (expires 4/03/2012)........           80,000          15,401
---------------------------------------------------------------------------

TOTAL WARRANTS IN CANADA                                             15,401
---------------------------------------------------------------------------


UNITED STATES--0.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
AboveNet, Inc. (expires 9/08/2008)........              872          47,960
AboveNet, Inc. (expires 9/08/2010)........            1,026          51,300
                                                             --------------
                                                                     99,260
---------------------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Mandra Forestry Finance Ltd.  (expires
  5/15/2013).............................             1,250               0
---------------------------------------------------------------------------

TOTAL WARRANTS IN THE UNITED STATES                                  99,260
---------------------------------------------------------------------------

TOTAL WARRANTS
(COST--$233,478)--0.0%                                              114,661
---------------------------------------------------------------------------

---------------------------------------------------------------------------



RIGHTS
---------------------------------------------------------------------------



HONG KONG--0.0%
REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.0%
Wharf Holdings Ltd.(s)....................           22,637          31,063
---------------------------------------------------------------------------

TOTAL RIGHTS
(COST--$0)--0.0%                                                     31,063
---------------------------------------------------------------------------
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------

FIXED INCOME SECURITIES
---------------------------------------------------------------------------


                                                       FACE
CORPORATE BONDS                                      AMOUNT
---------------------------------------------------------------------------
BRAZIL--0.0%
COMMERCIAL BANKS--0.0%
Banco Nacional de Desenvolvimento
  Economico e Social, 5.33% due
  6/16/2008(n)...........................    USD    275,000         273,350
---------------------------------------------------------------------------


FOOD PRODUCTS--0.0%
Cosan Finance Ltd., 7% due
  2/01/2017(a)...........................           285,000         267,188
---------------------------------------------------------------------------


METALS & MINING--0.0%
Cia Vale do Rio Doce(o)...................   BRL     10,296               0
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN BRAZIL                                     540,538
---------------------------------------------------------------------------


CANADA--0.0%
WIRELESS TELECOMMUNICATION SERVICES--0.0%
Rogers Wireless Communications, Inc.,
  7.625% due 12/15/2011..................    CAD    325,000         354,976
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN CANADA                                     354,976
---------------------------------------------------------------------------


CHILE--0.3%
ELECTRIC UTILITIES--0.3%
Empresa Electrica del Norte Grande
  SA, 7% due 11/05/2017(e)(r)............    USD  2,905,193       2,832,563
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN CHILE                                    2,832,563
---------------------------------------------------------------------------


CHINA--0.2%
AUTOMOBILES--0.1%
Brilliance China Finance Ltd., 0% due
  6/07/2011(f)(k)........................           890,000       1,058,032
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                       FACE
CORPORATE BONDS                                      AMOUNT       VALUE
---------------------------------------------------------------------------
CHINA (CONCLUDED)


FOOD PRODUCTS--0.1%
Chaoda Modern Agriculture Holdings Ltd.:
  7.75% due 2/08/2010....................    USD    660,000  $      653,400
  0% due 5/08/2011(f)(k).................    HKD  4,210,000         691,777
                                                             --------------
                                                                  1,345,177
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN CHINA                                    2,403,209
---------------------------------------------------------------------------


EUROPE--0.5%
COMMERCIAL BANKS--0.5%
European Investment Bank(k):
  0% due 5/01/2008.......................    BRL  1,000,000         543,907
  0% due 9/12/2008(a)....................         5,181,190       2,693,555
  0% due 9/21/2010(a)....................         6,160,000       2,495,696
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN EUROPE                                   5,733,158
---------------------------------------------------------------------------


FRANCE--0.4%
COMMERCIAL BANKS--0.4%
ERAP, 3.375% due 4/25/2008................   EUR  2,750,000       4,010,367
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN FRANCE                                   4,010,367
---------------------------------------------------------------------------


GERMANY--0.5%
COMMERCIAL BANKS--0.5%
KfW--Kreditanstalt fuer Wiederaufbau:
  4.50% due 12/07/2008...................    GBP    700,000       1,384,165
  4.25% due 7/04/2014....................    EUR  2,000,000       2,916,061
Norddeutsche Landesbank Girozentrale,
  0.45% due 1/19/2009....................    JPY120,000,000       1,069,734
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN GERMANY                                  5,369,960
---------------------------------------------------------------------------


HONG KONG--0.2%
INDUSTRIAL CONGLOMERATES--0.1%
Hutchison Whampoa International 03/33
  Ltd., 5.45% due
  11/24/2010.............................    USD    725,000         736,782
---------------------------------------------------------------------------


REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.1%
Hongkong Land CB 2005 Ltd., 2.75% due
  12/21/2012(f)..........................           400,000         558,000
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN HONG KONG                                1,294,782
---------------------------------------------------------------------------


INDIA--0.9%
AUTOMOBILES--0.1%
Tata Motors Ltd., 1% due
  4/27/2011(f)...........................           975,000       1,174,856
---------------------------------------------------------------------------


BEVERAGES--0.0%
McDowell & Co. Ltd.,2% due 3/30/2011(f)...           80,000         217,600
---------------------------------------------------------------------------


METALS & MINING--0.1%
Gujarat NRE Coke Ltd.,0% due
  4/12/2011(f)(k)........................           500,000       1,050,000
---------------------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.2%
Housing Development Finance Corp.,
  0% due 9/27/2010(f)(k).................           800,000       1,736,000
---------------------------------------------------------------------------


TRANSPORTATION INFRASTRUCTURE--0.1%
Punj Lloyd Ltd.,
  0% due 4/08/2011(f)(k).................           600,000       1,230,000
---------------------------------------------------------------------------

                                                       FACE
CORPORATE BONDS                                      AMOUNT       VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--0.4%
Reliance Communications Ltd.(f)(k):
  0% due 5/10/2011.......................    USD    575,000         998,291
  0% due 3/01/2012.......................         2,400,000       3,246,000
                                                             --------------
                                                                  4,244,291
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN INDIA                                    9,652,747
---------------------------------------------------------------------------


JAPAN--0.3%
COMMERCIAL BANKS--0.3%
The Bank of Kyoto Ltd.
  Series 1, 1.90% due
  9/30/2009(f)...........................    JPY 80,000,000       1,500,833
International Bank for Reconstruction &
  Development Series
  670, 2% due 2/18/2008..................       200,000,000       1,792,271
The Mie Bank Ltd.,
  1% due 10/31/2011(f)...................        17,000,000         173,477
                                                             --------------
                                                                  3,466,581
---------------------------------------------------------------------------


INSURANCE--0.0%
ASIF II, 1.20% due 3/20/2008..............       20,000,000         178,949
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN JAPAN                                    3,645,530
---------------------------------------------------------------------------


MALAYSIA--0.8%
DIVERSIFIED FINANCIAL SERVICES--0.2%
Feringghi Capital Ltd., 0% due
  12/22/2009(f)(k).......................    USD    800,000         938,000
Johor Corp., 1% due 7/31/2009(r)..........   MYR  2,225,000         800,650
                                                             --------------
                                                                  1,738,650
---------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
Rafflesia Capital Ltd., 1.25% due
  10/04/2011(f)(n).......................    USD  2,800,000       3,493,596
---------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.1%
Berjaya Land Bhd, 8% due 8/15/2011(f).....   MYR  2,480,000         801,482
Resorts World Bhd, 0% due
  9/19/2008(f)(k)........................           580,000         252,555
                                                             --------------
                                                                  1,054,037
---------------------------------------------------------------------------


MULTI-UTILITIES--0.2%
YTL Power Finance Cayman Ltd., 0% due
  5/09/2010(f)(k)........................    USD  1,500,000       2,126,234
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN MALAYSIA                                 8,412,517
---------------------------------------------------------------------------


NETHERLANDS--0.0%
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--0.0%
ASM International NV(f):
  4.25% due 12/06/2011...................            70,000          87,526
  4.25% due 12/06/2011(a)................           265,000         320,981
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN THE NETHERLANDS                            408,507
---------------------------------------------------------------------------


SINGAPORE--0.3%
COMMERCIAL BANKS--0.0%
Somerset Global, 0% due 1/12/2009(f)(k)...   SGD    250,000         254,437
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
Enercoal Resources Series BUMI,
  0% due 6/22/2012(f)(k).................    USD    500,000       1,160,000
---------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                       FACE
CORPORATE BONDS                                      AMOUNT       VALUE
---------------------------------------------------------------------------
SINGAPORE (CONCLUDED)


REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.2%
CapitaLand Ltd., 2.10% due
  11/15/2016(f)..........................    SGD  1,000,000  $      770,592
Keppel Land Ltd., 2.50% due
  6/23/2013(f)...........................           800,000         739,294
                                                             --------------
                                                                  1,509,886
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN SINGAPORE                                2,924,323
---------------------------------------------------------------------------


SOUTH KOREA--0.1%
WIRELESS TELECOMMUNICATION SERVICES--0.1%
LG Telecom Ltd.:
  8.25% due 7/15/2009....................    USD     50,000          51,192
  8.25% due 7/15/2009(a).................           900,000         916,326
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN SOUTH KOREA                                967,518
---------------------------------------------------------------------------


SWEDEN--0.1%
DIVERSIFIED FINANCIAL SERVICES--0.1%
Svensk Exportkredit AB, 10.50% due
  9/29/2015..............................    TRY  1,396,720       1,129,529
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN SWEDEN                                   1,129,529
---------------------------------------------------------------------------


TAIWAN--0.0%
INSURANCE--0.0%
Shin Kong Financial Holding Co. Ltd.,
  0% due 6/17/2009(f)(k).................    USD     40,000          41,408
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN TAIWAN                                      41,408
---------------------------------------------------------------------------


UNITED ARAB EMIRATES--0.6%
OIL, GAS & CONSUMABLE FUELS--0.3%
Dana Gas Sukuk Ltd., 7.50% due
  10/31/2012(f)..........................         2,800,000       2,967,804
---------------------------------------------------------------------------


REAL ESTATE MANAGEMENT &
DEVELOPMENT--0.3%
Aldar Funding Ltd., 5.767% due
  11/10/2011(f)..........................         1,900,000       3,800,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN THE UNITED ARAB EMIRATES                 6,767,804
---------------------------------------------------------------------------


UNITED STATES--1.1%
AIRLINES--0.0%
Northwest Airlines, Inc.
  Series 1999-3-B, 9.485% due
  10/01/2016(e)(h).......................           356,242          60,561
---------------------------------------------------------------------------


BIOTECHNOLOGY--0.0%
Cell Genesys, Inc.,
  3.125% due 11/01/2011(f)...............           150,000         108,375
Nabi Biopharmaceuticals, 2.875% due
  4/15/2025(f)...........................           200,000         175,000
                                                             --------------
                                                                    283,375
---------------------------------------------------------------------------


COMMERCIAL BANKS--0.1%
Preferred Term Securities XXIV, Ltd.,
  5.965% due 3/22/2037(a)(f).............           400,000         310,000
Preferred Term Securities XXV, Ltd.,
  5.758% due 6/22/2037(f)................           500,000         417,500
Preferred Term Securities XXVI, Ltd.,
  6.191% due 9/22/2037(f)................           500,000         402,500
Preferred Term Securities XXVII, Ltd.,
  6.29% due 12/22/2037(f)................           500,000         492,500
                                                             --------------
                                                                  1,622,500
---------------------------------------------------------------------------


CONTAINERS & PACKAGING--0.0%
Crown Cork & Seal Co., Inc.,
  7.50% due 12/15/2096...................           375,000         307,500
---------------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.3%
General Electric Capital Corp.,
  1.032% due 1/15/2010(n)................   JPY 300,000,000       2,685,464
Triad Acquisition Corp.
  Series B, 11.125% due 5/01/2013........    USD    100,000          74,000
                                                             --------------
                                                                  2,759,464
---------------------------------------------------------------------------


FOOD PRODUCTS--0.2%
IOI Capital BHD Series IOI, 0% due
  12/18/2011(f)(k).......................         1,475,000       2,295,770
---------------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.1%
Tenet Healthcare Corp., 9.25% due
  2/01/2015..............................           600,000         555,000
---------------------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.0%
Uno Restaurant Corp., 10% due
  2/15/2011(a)...........................           220,000         162,800
---------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.1%
The AES Corp., 8.375% due
  3/01/2011..............................    GBP    213,000         421,879
Calpine Corp., 8.75% due
  7/15/2013(a)(h)........................    USD    400,000         430,000
Calpine Generating Company LLC(h):
  9.07% due 4/01/2009....................            12,200             458
  11.07% due 4/01/2010(e)................           650,000          30,875
                                                             --------------
                                                                    883,212
---------------------------------------------------------------------------


INSURANCE--0.0%
Fortis Insurance NV, 7.75% due
  1/26/2008(a)(f)........................           291,000         479,428
---------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.1%
McMoRan Exploration Co.(f):
  5.25% due 10/06/2011...................           560,000         611,800
  5.25% due 10/06/2011(a)................           325,000         355,063
                                                             --------------
                                                                    966,863
---------------------------------------------------------------------------


PAPER & FOREST PRODUCTS--0.1%
Mandra Forestry, 12% due
  5/15/2013(a)(q)........................         1,250,000       1,165,625
---------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.1%
Nextel Communications, Inc., 5.25% due
  1/15/2010(f)...........................           800,000         792,000
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS IN THE UNITED STATES                       12,334,098
---------------------------------------------------------------------------

TOTAL CORPORATE BONDS
(COST--$57,120,632)--6.3%                                        68,823,534
---------------------------------------------------------------------------

---------------------------------------------------------------------------



ASSET-BACKED SECURITIES(B)
---------------------------------------------------------------------------
Latitude CLO Ltd. Series 2005-1I Class
  SUB, 13% due 12/15/2017................           300,000         239,130
---------------------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES
(COST--$287,272)--0.0%                                              239,130
---------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                       FACE
FOREIGN GOVERNMENT OBLIGATIONS                       AMOUNT       VALUE
---------------------------------------------------------------------------
Australia Government International Bond
  Series 909, 7.50% due
  9/15/2009..............................    AUD  1,315,000  $    1,166,626
Australian Government Bonds:
  8.75% due 8/15/2008....................         1,315,000       1,169,792
  Series 121, 5.25% due 8/15/2010........         2,625,000       2,215,578
Bank Negara Malaysia Monetary Notes, 0%
  due
  4/01/2008(k)...........................    MYR  7,500,000       2,265,195
Brazil Notas do Tesouro Nacional Series F:
  10% due 1/01/2012......................    BRL    850,000         450,089
  10% due 1/01/2017......................           872,000         396,498
Bundesrepublik Deutschland:
  4% due 7/04/2016.......................    EUR  8,250,000      11,814,578
  4.25% due 7/04/2017....................         6,400,000       9,311,108
Caisse d'Amortissement de la Dette
  Sociale, 4% due
  10/25/2014.............................         1,125,000       1,610,094
Canadian Government Bond:
  4% due 9/01/2010.......................    CAD  2,355,000       2,396,590
  4% due 6/01/2016.......................         1,295,000       1,314,629
Iceland Rikisbref, 7.25% due
  5/17/2013(h)...........................    ISK 71,000,000         984,775
Malaysia Government Bond:
  3.756% due 4/28/2011...................    MYR  7,400,000       2,249,417
  Series 3/06, 3.869% due 4/13/2010......         7,250,000       2,210,176
Netherlands Government Bond,
  3.75% due 7/15/2014....................    EUR  1,300,000       1,849,177
New Zealand Government Bond
  Series 216, 4.50% due 2/14/2016........    NZD  1,175,000       1,185,462
Poland Government Bond,
  3% due 8/24/2016(h)....................    PLN  6,000,000       2,476,264
Sweden Government Bond
  Series 311, 4% due 12/01/2008..........    SEK 19,125,000       3,635,206
Unedic, 3.50% due 9/18/2008(h)............   EUR  2,750,000       3,988,833
United Kingdom Gilt:
  4.25% due 3/07/2011....................    GBP  6,510,000      12,897,150
  4% due 9/07/2016.......................         3,750,000       7,197,154
---------------------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(COST--$68,281,917)--6.7%                                        72,784,391
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------



U.S. GOVERNMENT & AGENCY OBLIGATIONS
---------------------------------------------------------------------------
UNITED STATES--16.4%
Fannie Mae, 5.40% due 2/01/2008...........   USD     70,000          70,041
U.S. Treasury Inflation Indexed Bonds:
  0.875% due 4/15/2010...................        10,035,570      10,001,862
  2.375% due 4/15/2011...................        25,998,479      27,099,359
  2% due 4/15/2012(p)....................         7,206,990       7,469,368
  1.875% due 7/15/2015(p)................        10,810,716      11,019,330
  2% due 1/15/2016.......................        27,841,799      28,572,646
  2.50% due 7/15/2016....................        21,831,265      23,280,991
  2.625% due 7/15/2017...................         6,350,589       6,852,184
  2.375% due 1/15/2027(p)................        10,152,702      10,736,482
                                                       FACE
U.S. GOVERNMENT & AGENCY OBLIGATIONS                 AMOUNT       VALUE
---------------------------------------------------------------------------
U.S. Treasury Notes:
  4.875% due 4/30/2008...................    USD  1,250,000       1,256,055
  4% due 6/15/2009.......................         3,085,000       3,125,250
  4.625% due 7/31/2009...................        12,550,000      12,842,177
  4.875% due 5/31/2011...................        12,500,000      13,173,825
  4.625% due 2/29/2012...................        10,750,000      11,280,781
  4.875% due 6/30/2012...................         4,500,000       4,772,813
  4% due 11/15/2012......................         1,000,000       1,026,953
  4.25% due 11/15/2014...................         3,425,000       3,533,370
  4.25% due 11/15/2017...................         2,500,000       2,543,555
---------------------------------------------------------------------------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(COST--$167,077,031)--16.4%                                     178,657,042
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------



STRUCTURED NOTES
---------------------------------------------------------------------------

BRAZIL--0.8%
JPMorgan Chase & Co. (NTN--B Linked
  Notes)(t):
  6% due 8/15/2010.......................    BRL 13,285,791       7,184,017
  6% due 8/17/2010.......................         2,849,611       1,541,276
---------------------------------------------------------------------------

TOTAL STRUCTURED NOTES IN BRAZIL                                  8,725,293
---------------------------------------------------------------------------


EUROPE--0.8%
Goldman Sachs & Co.
  (Dow Jones EURO STOXX 50(R)
  Index Linked Notes),due
  6/20/2008(j)(t)........................    USD  3,450,000       3,889,585
JPMorgan Chase & Co.
  (Dow Jones EURO STOXX 50(R)
  Index Linked Notes),due
  6/17/2008(j)(t)........................         3,450,000       3,920,235
---------------------------------------------------------------------------

TOTAL STRUCTURED NOTES IN EUROPE                                  7,809,820
---------------------------------------------------------------------------


TAIWAN--0.1%
UBS AG
  (Total Return TWD Linked Notes),
  due 12/01/2010(t)......................         1,496,622       1,512,636
---------------------------------------------------------------------------

TOTAL STRUCTURED NOTES IN TAIWAN                                  1,512,636
---------------------------------------------------------------------------


UNITED STATES--1.6%
JPMorgan Chase & Co.
  (Bearish Buffered Return
  Enhanced Notes Linked
  Inversely to the S&P 500),
  due 5/04/2009(u).......................         6,000,000       6,228,600
Morgan Stanley
  (Bear Market PLUS S&P 500
  Linked Notes),
  due 5/07/2009(t).......................         6,453,000       6,698,859
UBS AG
  (Gold Linked Notes),
  due 3/23/2009(t).......................         2,500,000       2,881,250
UBS AG
  (Risk Reversal Certificate Linked
  to the XAU/USD Exchange Rate),
  due 1/31/2008(j).......................         1,520,000       2,038,776
---------------------------------------------------------------------------

TOTAL STRUCTURED NOTES IN THE UNITED STATES                      17,847,485
---------------------------------------------------------------------------

TOTAL STRUCTURED NOTES
(COST--$31,848,459)--3.3%                                        35,895,234
---------------------------------------------------------------------------

TOTAL FIXED INCOME SECURITIES
(COST--$324,615,313)--32.7%                                     356,399,331
---------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                       FACE
SHORT-TERM SECURITIES                                AMOUNT       VALUE
---------------------------------------------------------------------------
CANADA--0.3%
FOREIGN GOVERNMENT OBLIGATIONS
Canada Treasury Bill,
  0% due 3/20/2008(k)....................    CAD  2,800,000  $    2,813,447
---------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES IN CANADA                             2,813,447
---------------------------------------------------------------------------


SINGAPORE--0.5%
TIME DEPOSITS
SGD Time Deposit:
  1.95% due 1/11/2008....................    SGD  1,727,722       1,200,265
  2.12% due 1/11/2008....................         1,593,018       1,106,686
  1.88% due 1/18/2008....................         3,711,902       2,578,694
---------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES IN SINGAPORE                          4,885,645
---------------------------------------------------------------------------



UNITED STATES--12.6%
TIME DEPOSITS
Brown Brothers Harriman & Co, 2.53% due
  1/02/2008..............................    USD  1,389,808       1,389,808
---------------------------------------------------------------------------


U.S. GOVERNMENT OBLIGATIONS
U.S. Treasury Bills:
  3.02% due 1/03/2008....................        23,200,000      23,195,942
  1.75% due 1/10/2008....................         9,700,000       9,694,221
  4.83% due 1/31/2008....................         5,700,000       5,677,438
  3.65% due 2/07/2008....................        30,000,000      29,890,079
  2.92% due 2/14/2008....................         9,000,000       8,968,760
  2.75% due 2/21/2008....................        12,000,000      11,954,610
  3.12% due 3/06/2008....................        18,000,000      17,899,575
  3.32% due 4/03/2008....................        23,000,000      22,809,304
---------------------------------------------------------------------------


                                                 BENEFICIAL
                                                   INTEREST
---------------------------------------------------------------------------
BlackRock Liquidity Series, LLC
  Money Market Series, 4.78%(d)(g)(l)....    USD  6,439,000       6,439,000
---------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES IN THE UNITED STATES                137,918,737
---------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$145,204,735)--13.4%                                     145,617,829
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------


                                                  NUMBER OF
OPTIONS PURCHASED                                 CONTRACTS
---------------------------------------------------------------------------

CALL OPTIONS PURCHASED
Bristol-Myers Squibb Co.,
  expiring January 2009 at USD 35........               451          17,589
The Gap, Inc.,
  expiring January 2008 at USD 22.5......               458          17,175
General Motors Corp.:
  expiring January 2010 at USD 50........               250          22,375
  expiring January 2010 at USD 60........               125           5,438
Goldcorp, Inc.,
  expiring January 2008 at USD 32.5......               454         102,150
Medtronic, Inc.:
  expiring January 2009 at USD 50........                67          39,865
  expiring January 2009 at USD 60........               221          46,963
Newmont Mining Corp.:
  expiring January 2008 at USD 50........               255          29,325
  expiring January 2008 at USD 55........               457          10,283
                                                             --------------
                                                                    291,163
---------------------------------------------------------------------------

PUT OPTIONS PURCHASED
Black & Decker Corp.,
  expiring February 2008 at USD 80.......                37          39,960
                                                  NUMBER OF
OPTIONS PURCHASED                                 CONTRACTS       VALUE
---------------------------------------------------------------------------
Carnival Corp.:
  expiring January 2008 at USD 40........               455           6,825
  expiring April 2008 at USD 40..........               450          59,625
J.B. Hunt Transport Services, Inc.,
  expiring February 2008 at USD 22.5.....               267          10,680
Masco Corp.,
  expiring January 2008 at USD 22.5......               450          64,125
Royal Caribbean Cruises Ltd.,
  expiring March 2008 at USD 35..........               448          40,320
Russell 2000 Index:
  expiring January 2008 at USD 720.......                75          40,500
  expiring January 2008 at USD 750.......               417         546,270
  expiring March 2008 at USD 720.........               290         691,650
  expiring March 2008 at USD 750.........               183         614,880
S&P 500 Index:
  expiring March 2008 at USD 1,475.......                96         584,640
  expiring March 2008 at USD 1,500.......                17         122,230
The Sherwin-Williams Co.,
  expiring January 2008 at USD 60........               225          66,937
Whirlpool Corp.,
  expiring March 2008 at USD 75..........               225          74,250
Williams-Sonoma, Inc.,
  expiring February 2008 at USD 27.5.....               390         102,375
Yen Call 2/8/95 64.75,
  expiring February 2008 at USD 106.9....             2,624          17,903
                                                             --------------
                                                                  3,083,170

---------------------------------------------------------------------------
TOTAL OPTIONS PURCHASED
(PREMIUMS PAID--$4,724,343)--0.3%                                 3,374,333
---------------------------------------------------------------------------

TOTAL INVESTMENTS BEFORE INVESTMENTS
SOLD SHORT AND OPTIONS WRITTEN
(COST--$932,191,321*)--102.9%                                 1,122,691,436
---------------------------------------------------------------------------

---------------------------------------------------------------------------


                                                     SHARES
INVESTMENTS SOLD SHORT                                 HELD
---------------------------------------------------------------------------
Bed, Bath & Beyond, Inc. .................          (50,400)     (1,481,256)
Black & Decker, Corp. ....................          (12,100)       (842,765)
iShares Russell 2000 Index Fund...........         (115,600)     (8,804,096)
Leggett & Platt Inc. .....................          (63,400)     (1,105,696)
Masco Corp. ..............................          (94,200)     (2,035,662)
Sherwin Williams Co. .....................          (55,600)     (3,227,024)
Williams Sonoma Inc. .....................          (57,900)     (1,499,610)
---------------------------------------------------------------------------

TOTAL INVESTMENTS SOLD SHORT
(PROCEEDS--$20,140,942)--(1.7%)                                 (18,996,109)
---------------------------------------------------------------------------
---------------------------------------------------------------------------

---------------------------------------------------------------------------


                                                  NUMBER OF
OPTIONS WRITTEN                                   CONTRACTS
---------------------------------------------------------------------------
CALL OPTIONS WRITTEN
3Com Corp.,
  expiring January 2008 at USD 5.........             1,390          (6,950)
American Commercial Lines, Inc.,
  expiring March 2008 at USD 17.5........               247         (27,787)
Apple Inc.,
  expiring January 2008 at USD 85........               285      (3,229,050)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                  NUMBER OF
OPTIONS WRITTEN                                   CONTRACTS       VALUE
---------------------------------------------------------------------------
CALL OPTIONS WRITTEN (CONTINUED)
Burlington Northern Santa Fe Corp.:
  expiring January 2008 at USD 90........                55  $       (1,238)
  expiring January 2008 at USD 95........               138            (690)
  expiring January 2009 at USD 90........               247        (181,545)
Ciena Corp.:
  expiring January 2008 at USD 30........               144         (62,640)
  expiring January 2008 at USD 40........               461          (5,763)
Circuit City Stores, Inc.,
  expiring January 2009 at USD 5.........               258         (26,445)
Comcast Corp. Class A,
  expiring April 2008 at USD 27.5........               896          (4,480)
Comverse Technology, Inc.:
  expiring January 2008 at USD 17.5......             1,091         (46,367)
  expiring January 2008 at USD 20........                20          (1,000)
Consol Energy, Inc.,
  expiring January 2009 at USD 45........               216        (650,160)
eBay, Inc.:
  expiring January 2008 at USD 20........               117        (156,195)
  expiring January 2008 at USD 25........               120        (100,200)
El Paso Corp.,
  expiring January 2008 at USD 15........               244         (55,510)
Exelon Corp.,
  expiring January 2008 at USD 75........               178        (125,490)
Foster Wheeler Ltd.:
  expiring January 2008 at USD 130.......                71        (189,570)
  expiring January 2009 at USD 135.......                23        (105,800)
Lexmark International, Inc.
  Class A, expiring January 2009 at USD
  35.....................................                69         (41,055)
Motorola, Inc.:
  expiring January 2008 at USD 17.5......               333          (2,498)
  expiring January 2008 at USD 20........               253            (506)
Norfolk Southern Corp.:
  expiring January 2008 at USD 50........               168         (26,040)
  expiring January 2009 at USD 55........               210         (95,550)
Nortel Networks Corp.,
  expiring January 2008 at USD 22.5......               343          (1,715)

Novell, Inc.,
  expiring January 2008 at USD 7.5.......               138          (1,035)
Panera Bread Co. Class A:
  expiring January 2008 at USD 50........               133            (665)
  expiring January 2008 at USD 55........               231          (1,155)
  expiring January 2009 at USD 40........               643        (305,425)
Peabody Energy Corp.,
  expiring January 2008 at USD 40........               198        (509,850)
                                                  NUMBER OF
OPTIONS WRITTEN                                   CONTRACTS       VALUE
---------------------------------------------------------------------------
Petroleo Brasileiro SA:
  expiring January 2008 at USD 52.5......               182      (1,147,510)
  expiring January 2008 at USD 55........               136        (823,480)
Polycom, Inc.,
  expiring January 2009 at USD 30........               404        (149,480)
QUALCOMM, Inc.,
  expiring January 2008 at USD 40........               424         (37,524)
Smith International, Inc.,
  expiring January 2008 at USD 40........               102        (346,290)
Sprint Nextel Corp.:
  expiring January 2008 at USD 20........               179            (895)
  expiring January 2008 at USD 22.5......               367          (1,835)
The St. Joe Co.:
  expiring March 2008 at USD 35..........               180         (53,550)
  expiring January 2009 at USD 35........               230        (152,950)
  expiring January 2009 at USD 40........                77         (33,880)
State Street Corp.:
  expiring May 2008 at USD 75............                45         (54,225)
  expiring May 2008 at USD 80............                45         (39,600)
Suncor Energy, Inc.,
  expiring January 2008 at USD 75........               112        (380,800)
TIBCO Software, Inc.,
  expiring January 2008 at USD 10........               446          (2,230)
Valeant Pharmaceuticals International,
  expiring January 2009 at USD 15........               315         (33,075)
Xerox Corp.,
  expiring January 2009 at USD 20........               296         (19,980)
                                                             --------------
                                                                 (9,239,678)
---------------------------------------------------------------------------

PUT OPTIONS WRITTEN
Russell 2000 Index,
  expiring March 2008 at USD 670.........               183        (230,580)
S&P 500 Index:
  expiring March 2008 at USD 1,400.......                96        (348,480)
  expiring March 2008 at USD 1,425.......                17         (73,610)
                                                             --------------
                                                                   (652,670)
---------------------------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$5,694,596)--(0.9%)                          (9,892,348)
---------------------------------------------------------------------------

TOTAL INVESTMENTS, NET OF INVESTMENTS
SOLD SHORT AND OPTIONS WRITTEN
(COST--$906,355,783)--100.3%...............................   1,093,802,979
LIABILITIES IN EXCESS OF OTHER ASSETS--(0.3%)..............      (3,131,775)
                                                             --------------
NET ASSETS--100.0%.........................................  $1,090,671,204
                                                             ==============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $ 939,700,134
                                     =============
Gross unrealized appreciation....    $ 202,946,168
Gross unrealized depreciation....     (19,954,866)
                                     -------------
Net unrealized appreciation......    $ 182,991,302
                                     =============



(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Asset-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------
                                   NET          INTEREST
AFFILIATE                        ACTIVITY        INCOME
---------------------------------------------------------
BlackRock Liquidity
  Series, LLC Cash Sweep
  Series..................    $(48,211,310)    $1,545,826
BlackRock Liquidity
  Series, LLC Money Market
  Series..................    $   6,170,200    $   43,731

---------------------------------------------------------


(e)  Subject to principal paydowns.

(f)  Convertible security.

(g)  Represents the current yield as of December 31, 2007.

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i)  Depositary receipts.

(j)  Non-income producing security.

(k)  Represents a zero coupon bond.

(l)  Security was purchased with the cash proceeds from securities loans.

(m)  Security, or a portion of security, is on loan.

(n)  Floating rate security.

(o) Received through a bonus issue from Cia Vale do Rio Doce. As of December 31, 2007, the bond has not commenced trading and the coupon rate has not been determined. The security is a perpetual bond and has no definite maturity.

(p) All or a portion of security held as collateral in connection with open financial futures contracts or short sales.

(q)  Issued with warrants.

(r)  Represents a step bond.

(s)  The rights may be exercised until January 4, 2008.

(t) Security represents an index linked note. The value of the instrument is derived from the price fluctuations in the underlying index.

(u) Security represents an index linked note. The value of the instrument is inversely derived from the price fluctuations in the underlying index.

   - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

   - Forward foreign exchange contracts as of December 31, 2007 were as follows:

--------------------------------------------------------------------------
                                                              UNREALIZED
FOREIGN CURRENCY               FOREIGN        SETTLEMENT     APPRECIATION
PURCHASED                   CURRENCY SOLD        DATE       (DEPRECIATION)
--------------------------------------------------------------------------
BRL       1,242,850        USD     701,660     1/03/2008       $  (4,336)
USD         670,000        BRL   1,242,850     1/03/2008         (27,324)
SGD       3,187,206        USD   2,207,818     1/04/2008           7,139
USD         582,025        CAD     556,998     1/04/2008          17,633
EUR      17,215,339        USD  25,230,112     1/10/2008         (55,631)
EUR      13,814,960        USD  20,242,334     1/10/2008         (40,323)
JPY     226,706,453        EUR   1,400,954     1/10/2008         (16,822)
JPY     148,192,045        NZD   1,761,800     1/10/2008         (25,969)
JPY   2,218,024,000        USD  20,281,302     1/10/2008        (402,508)
JPY   1,086,431,594        USD   9,913,738     1/10/2008        (176,716)
USD         700,000        EUR     476,155     1/10/2008           3,705
USD      16,360,733        GBP   8,106,697     1/10/2008         228,461
CHF      13,314,281        USD  11,846,464     1/11/2008         (77,341)
EUR       6,254,022        USD   9,200,304     1/11/2008         (54,696)
AUD         343,784        USD     300,000     1/17/2008           1,608
USD       1,000,000        AUD   1,166,153     1/17/2008         (23,088)
USD         300,000        HKD   2,338,140     1/17/2008             (70)
CHF       3,815,243        USD   3,460,387     1/18/2008         (86,343)
CHF       3,166,251        GBP   1,366,000     1/18/2008          82,412
AUD       5,975,996        GBP   2,587,000     1/24/2008          94,350
CHF       8,250,443        GBP   3,589,574     1/24/2008         158,980
CHF       3,244,276        GBP   1,400,000     1/24/2008          85,407
CHF       8,900,355        USD   7,885,492     1/25/2008         (10,717)
JPY   2,797,526,471        USD  25,056,216     1/25/2008          57,730
JPY     481,222,500        USD   4,314,388     1/25/2008           5,641
JPY     864,740,000        USD   7,737,196     1/25/2008          25,745
USD         694,516        TRY     819,946     1/25/2008             945
CAD       1,077,824        USD   1,074,204     1/31/2008          18,311
SGD       1,437,350        USD   1,000,592     1/31/2008             337
NOK       7,435,960        USD   1,330,687     2/01/2008          37,548
SEK      10,099,200        USD   1,535,398     2/01/2008          27,690
AED       1,940,052        USD     536,000     2/21/2008          (4,663)
INR      17,408,000        USD     400,000     4/23/2008          39,481
VND   6,999,544,000        USD     436,000     5/08/2008           1,189
VND  11,446,398,500        USD     715,100     5/21/2008            (225)
AED       1,907,892        USD     536,000    11/24/2008          (4,249)

--------------------------------------------------------------------------

TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS--NET                                        $(116,709)
                                                               =========
--------------------------------------------------------------------------


   - Swaps outstanding as of December 31, 2007 were as follows:

----------------------------------------------------------
                                              UNREALIZED
                               NOTIONAL      APPRECIATION
                                AMOUNT      (DEPRECIATION)
----------------------------------------------------------

Bought credit default
  protection on United
  Mexican States and pay
  1.12%
  Broker, Credit Suisse
  First Boston
  Expires May 2010........   USD 380,000        $(5,817)

Bought credit default
  protection on
  DaimlerChrysler NA
  Holding Corp. and pay
  0.53%
  Broker, JPMorgan Chase
  Expires September 2011..    EUR245,000         (1,057)

Bought credit default
  protection on Carnival
  Corp. and pay 0.25%
  Broker, JPMorgan Chase
  Expires September 2011..    USD475,000          2,420


Bought credit default
  protection on Whirlpool
  Corp. and pay 0.48%
  Broker, JPMorgan Chase
  Expires September 2011..    USD150,000            354

Bought credit default
  protection on McDonald's
  Corp. and pay 0.16%
  Broker, JPMorgan Chase
  Expires September 2011..    USD150,000             (8)

Bought credit default
  protection on JC Penney
  Corp., Inc. and pay
  0.53%
  Broker, JPMorgan Chase
  Expires September 2011..    USD150,000          4,304

Sold credit default
  protection on General
  Motors Corp. and receive
  7.15%
  Broker, Deutsche Bank AG
  London
  Expires September 2012..    USD283,000          1,682

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

   - Swaps outstanding as of December 31, 2007 were as
follows (concluded):
----------------------------------------------------------

                                              UNREALIZED
                               NOTIONAL      APPRECIATION
                                AMOUNT      (DEPRECIATION)
----------------------------------------------------------

Sold credit default
  protection on General
  Motors Corp. and receive
  6.95%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2012..    USD283,000        $  (201)
----------------------------------------------------------

TOTAL.....................                      $ 1,677
                                                =======
----------------------------------------------------------



   - Financial futures contracts purchased as of December 31, 2007 were as follows:

-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
NUMBER OF                                       EXPIRATION        FACE        APPRECIATION
CONTRACTS          ISSUE           EXCHANGE        DATE          VALUE       (DEPRECIATION)
-------------------------------------------------------------------------------------------
   137          2-Year U.S.        Chicago         March
               Treasury Bond                       2008       $28,828,121       $ (23,871)
     8           DAX Index          Eurex          March
                  25 Euro        Deutschland       2008       $ 2,318,264          63,273
    62            DJ Euro           Eurex          March
                 Stoxx 50        Deutschland       2008       $ 3,971,203          49,003
     1          EuroDollar         Chicago       September
                  Future                           2008       $   237,901           3,374
     1           Hang Seng        Hong Kong       January
               Index Future                        2008       $   182,045          (3,075)
     5        MSCI Singapore      Singapore       January
              IX ETS Futures                       2008       $   293,382           2,078
    10       Osaka Nikkei 225       Osaka          March
                                                   2008       $ 1,421,931         (56,850)
    52         S&P 500 Index       Chicago         March
                                                   2008       $19,441,392        (237,792)
    18       S&P TSE 60 Index      Montreal        March
                                                   2008       $ 2,875,082          92,242
     2         SPI 200 Index        Sydney         March
                AUD Future                         2008       $   287,930          (9,238)
    22          TOPIX Index         Tokyo          March
                  Future                           2008       $ 2,979,770         (84,904)
-------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                              $(205,760)
                                                                                =========
-------------------------------------------------------------------------------------------



   - Financial futures contracts sold as of December 31, 2007 were as follows:

---------------------------------------------------------------------------------------
                                                                           UNREALIZED
NUMBER OF                                   EXPIRATION        FACE        APPRECIATION
CONTRACTS         ISSUE         EXCHANGE       DATE          VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------
     1          EuroDollar       Chicago     September
                  Future                       2009       $   237,550        $(3,325)
     6           FTSE 100         LIFFE        March
               Index Future                    2008       $   778,055          7,094
     9        Japan 10-year       Tokyo        March
             Government Bond                   2008       $11,052,633         30,926
    88         10-Year U.S.      Chicago       March
              Treasury Bond                    2008       $ 9,978,324            (51)
---------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET                                           $34,644
                                                                             =======




   - Currency Abbreviations:

AED    United Arab Emirates Dirhmas
AUD    Australian Dollar
BRL    Brazilian Real
CAD    Canadian Dollar
CHF    Swiss Franc
EUR    Euro
GBP    British Pound
HKD    Hong Kong Dollar
INR    Indian Rupee
ISK    Icelandic Krona
JPY    Japanese Yen
MYR    Malaysian Ringgit
NOK    Norwegian Krone
NZD    New Zealand Dollar
PLN    Polish Zloty
SEK    Swedish Krona
SGD    Singapore Dollar
TRY    Turkish Lira
USD    U.S. Dollar
VND    Vietnam Dong



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $6,169,720) (identified
  cost--$921,027,978)......................................                 $1,112,878,103
Investments in affiliated securities, at value (identified
  cost--$6,439,000)........................................                      6,439,000
Cash.......................................................                     21,138,096
Options purchased, at value (premiums paid--$4,724,343)....                      3,374,333
Unrealized appreciation on swaps...........................                          8,760
Unrealized appreciation on forward foreign exchange
  contracts................................................                        894,312
Foreign cash (cost--$1,114,653)............................                      1,116,324
Receivables:
  Interest.................................................   $ 3,484,287
  Capital shares sold......................................     2,451,037
  Securities sold..........................................     2,012,613
  Dividends................................................     1,075,705
  Securities lending.......................................         2,216
  Swaps....................................................         1,349        9,027,207
                                                              -----------
Prepaid expenses and other assets..........................                        313,517
                                                                            --------------
Total assets...............................................                  1,155,189,652
                                                                            --------------

------------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value..................                      6,439,000
Investments sold short, at value (proceeds--$20,140,942)...                     18,996,109
Options written, at value (premiums received--$5,694,596)..                      9,892,348
Unrealized depreciation on swaps...........................                          7,083
Unrealized depreciation on forward foreign exchange
  contracts................................................                      1,011,021
Deferred foreign capital gain tax..........................                         49,415
Payables:
  Securities purchased.....................................    26,474,646
  Investment adviser.......................................       588,703
  Capital shares redeemed..................................       554,979
  Dividends on short sales.................................       107,504
  Variation margin.........................................        99,333
  Distributor..............................................        65,504
  Other affiliates.........................................         9,785
  Swaps....................................................           574       27,901,028
                                                              -----------
Accrued expenses...........................................                        222,444
                                                                            --------------
Total liabilities..........................................                     64,518,448
                                                                            --------------
------------------------------------------------------------------------------------------

NET ASSETS.................................................                 $1,090,671,204
                                                                            ==============
------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized........................................                 $    4,714,413
Class II Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized............................                          9,490
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized............................                      2,295,688
Paid-in capital in excess of par...........................                    892,291,636
Accumulated distributions in excess of investment
  income--net..............................................                     (6,423,261)
Undistributed realized capital gains--net..................                     10,620,897
Unrealized appreciation--net...............................                    187,162,341
                                                                            --------------

NET ASSETS.................................................                 $1,090,671,204
                                                                            ==============
------------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $755,674,693 and 47,144,126
  shares outstanding.......................................                 $        16.03
                                                                            ==============
Class II--Based on net assets of $1,521,297 and 94,899
  shares outstanding.......................................                 $        16.03
                                                                            ==============
Class III--Based on net assets of $333,475,214 and
  22,956,883 shares outstanding............................                 $        14.53
                                                                            ==============
------------------------------------------------------------------------------------------






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $1,545,826 from affiliates and net of
  $15,158 foreign withholding tax).........................                  $ 14,200,853
Dividends (net of $599,409 foreign withholding tax)........                    11,298,067
Securities lending--net....................................                        43,731
                                                                             ------------
Total income...............................................                    25,542,651
                                                                             ------------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees...................................   $ 5,952,723
Custodian fees.............................................       435,488
Distribution fees--Class III...............................       427,804
Accounting services........................................       321,335
Printing and shareholder reports...........................       167,909
Dividends on short sales...................................       107,504
Professional fees..........................................        76,181
Directors' fees and expenses...............................        46,172
Pricing services...........................................        34,753
Transfer agent fees--Class I...............................         3,993
Distribution fees--Class II................................         2,402
Transfer agent fees--Class III.............................           999
Transfer agent fees--Class II..............................             9
Other......................................................        31,641
                                                              -----------
Total expenses.............................................                     7,608,913
                                                                             ------------
Investment income--net.....................................                    17,933,738
                                                                             ------------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net (including $78,044 in foreign capital
     gain tax).............................................    60,968,895
  Short sales--net.........................................      (101,672)
  Financial futures contracts and swaps--net...............      (926,953)
  Options written--net.....................................     1,161,447
  Foreign currency transactions--net.......................     6,431,654      67,533,371
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $40,227 in deferred foreign
     capital gain tax).....................................    58,256,006
  Short sales--net.........................................     1,144,833
  Financial futures contracts and swaps--net...............        (7,195)
  Options written--net.....................................    (1,818,074)
  Foreign currency transactions--net.......................      (258,571)     57,316,999
                                                              -----------    ------------
Total realized and unrealized gain--net....................                   124,850,370
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                  $142,784,108
                                                                             ============
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                             ------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007             2006
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net....................................   $   17,933,738    $ 15,834,185
Realized gain--net........................................       67,533,371      72,675,236
Change in unrealized appreciation/depreciation--net.......       57,316,999      25,105,044
                                                             --------------    ------------
Net increase in net assets resulting from operations......      142,784,108     113,614,465
                                                             --------------    ------------

-------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I.................................................      (20,481,532)    (18,496,788)
  Class II................................................          (38,840)        (43,035)
  Class III...............................................       (9,324,350)     (1,901,349)
Realized gain--net:
  Class I.................................................      (34,897,960)    (26,938,871)
  Class II................................................          (70,345)        (66,550)
  Class III...............................................      (16,639,658)     (2,881,439)
                                                             --------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders...........................      (81,452,685)    (50,328,032)
                                                             --------------    ------------
-------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions............................................      238,433,245      17,122,624
                                                             --------------    ------------
-------------------------------------------------------------------------------------------

NET ASSETS:
Total increase in net assets..............................      299,764,668      80,409,057
Beginning of year.........................................      790,906,536     710,497,479
                                                             --------------    ------------
End of year*..............................................   $1,090,671,204    $790,906,536
                                                             ==============    ============
-------------------------------------------------------------------------------------------

* Accumulated distributions in excess of investment
  income--net.............................................   $   (6,423,261)   $ (2,421,783)
                                                             ==============    ============
-------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                         ---------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                          ---------------------------------------------------------
FINANCIAL STATEMENTS.                          2007        2006         2005        2004        2003
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  14.78    $  13.54     $  12.56    $  11.29    $   8.62
                                             --------    --------     --------    --------    --------
Investment income--net*...................        .32         .32          .27         .23         .21
Realized and unrealized gain--net.........       2.19        1.92         1.03        1.41        2.77
                                             --------    --------     --------    --------    --------
Total from investment operations..........       2.51        2.24         1.30        1.64        2.98
                                             --------    --------     --------    --------    --------
Less dividends and distributions:
  Investment income--net..................       (.47)       (.41)        (.32)       (.37)       (.31)
  Realized gain--net......................       (.79)       (.59)          --          --          --
                                             --------    --------     --------    --------    --------
Total dividends and distributions.........      (1.26)      (1.00)        (.32)       (.37)       (.31)
                                             --------    --------     --------    --------    --------
Net asset value, end of year..............   $  16.03    $  14.78     $  13.54    $  12.56    $  11.29
                                             ========    ========     ========    ========    ========

------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share........     17.01%      16.53%***    10.43%      14.57%      34.57%
                                             ========    ========     ========    ========    ========
------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       .78%        .79%         .77%        .76%        .75%
                                             ========    ========     ========    ========    ========
Investment income--net....................      2.03%       2.18%        2.07%       1.93%       2.16%
                                             ========    ========     ========    ========    ========
------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $755,675    $717,928     $679,681    $613,145    $507,674
                                             ========    ========     ========    ========    ========
Portfolio turnover........................        34%         55%          57%         44%         47%
                                             ========    ========     ========    ========    ========
------------------------------------------------------------------------------------------------------


*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------



THE FOLLOWING PER SHARE DATA AND                                     CLASS II
RATIOS HAVE                           ---------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION                 FOR THE YEAR ENDED DECEMBER 31,             FOR THE PERIOD
PROVIDED IN THE                       ----------------------------------------------    NOVEMBER 24, 2003++
FINANCIAL STATEMENTS.                   2007         2006          2005        2004    TO DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period...........................   $ 14.78      $ 13.54       $ 12.56     $ 11.29          $10.73
                                      -------      -------       -------     -------          ------
Investment income--net*............       .30          .29           .25         .21             .01
Realized and unrealized gain--net..      2.19         1.92          1.03        1.41             .85
                                      -------      -------       -------     -------          ------
Total from investment operations...      2.49         2.21          1.28        1.62             .86
                                      -------      -------       -------     -------          ------
Less dividends and distributions:
  Investment income--net...........      (.45)        (.38)         (.30)       (.35)           (.30)
  Realized gain--net...............      (.79)        (.59)           --          --              --
                                      -------      -------       -------     -------          ------
Total dividends and distributions..     (1.24)        (.97)         (.30)       (.35)           (.30)
                                      -------      -------       -------     -------          ------
Net asset value, end of period.....   $ 16.03      $ 14.78       $ 13.54     $ 12.56          $11.29
                                      =======      =======       =======     =======          ======

-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per
  share............................    16.82%       16.36%****    10.27%      14.40%           8.05%+
                                      =======      =======       =======     =======          ======
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................      .93%         .94%          .92%        .91%            .95%***
                                      =======      =======       =======     =======          ======
Investment income--net.............     1.90%        2.03%         1.92%       1.78%            .87%***
                                      =======      =======       =======     =======          ======
-----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands).......................   $ 1,521      $ 1,771       $ 1,743     $ 1,720          $1,797
                                      =======      =======       =======     =======          ======
Portfolio turnover.................       34%          55%           57%         44%             47%
                                      =======      =======       =======     =======          ======
-----------------------------------------------------------------------------------------------------------


*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

***  Annualized.

**** In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

+   Aggregate total investment return.

++  Commencement of operations.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND                                     CLASS III
RATIOS HAVE                            --------------------------------------------------------------------
BEEN DERIVED FROM INFORMATION                 FOR THE YEAR ENDED DECEMBER 31,             FOR THE PERIOD
PROVIDED IN THE FINANCIAL              --------------------------------------------     NOVEMBER 18, 2003++
STATEMENTS.                              2007        2006          2005       2004     TO DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period............................   $  13.51    $ 12.45       $ 11.58    $ 10.46           $10.00
                                       --------    -------       -------    -------           ------
Investment income (loss)--net*......        .24        .23           .22        .19               --+++
Realized and unrealized gain--net...       2.02       1.81           .95       1.29              .76
                                       --------    -------       -------    -------           ------
Total from investment operations....       2.26       2.04          1.17       1.48              .76
                                       --------    -------       -------    -------           ------
Less dividends and distributions:
  Investment income--net............       (.45)      (.39)         (.30)      (.36)            (.30)
  Realized gain--net................       (.79)      (.59)           --         --               --
                                       --------    -------       -------    -------           ------
Total dividends and distributions...      (1.24)      (.98)         (.30)      (.36)            (.30)
                                       --------    -------       -------    -------           ------
Net asset value, end of period......   $  14.53    $ 13.51       $ 12.45    $ 11.58           $10.46
                                       ========    =======       =======    =======           ======

-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share..     16.75%     16.40%****    10.18%     14.20%            7.62%+
                                       ========    =======       =======    =======           ======
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses............................      1.04%      1.04%         1.02%      1.01%            1.08%***
                                       ========    =======       =======    =======           ======
Investment income (loss)--net.......      1.67%      1.88%         1.85%      1.79%            (.24%)***
                                       ========    =======       =======    =======           ======
-----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)........................   $333,475    $71,208       $29,074    $ 9,455           $   37
                                       ========    =======       =======    =======           ======
Portfolio turnover..................        34%        55%           57%        44%              47%
                                       ========    =======       =======    =======           ======
-----------------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

**** In 2006, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund in order to resolve a regulatory issue relating to an investment, which had a minimal impact on total investment return.

+   Aggregate total investment return.

++   Commencement of operations.

+++  Amount is less than ($.01) per share.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Global Allocation V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be

--------------------------------------------------------------------------------


valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain investments, may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue

--------------------------------------------------------------------------------


Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

  (j) Short sales--The Fund may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

  (k) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statue of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15,

--------------------------------------------------------------------------------


2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

(l) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $7,909,506 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions, gains from the sale of stock of passive foreign investment companies, amortization methods for premiums and discounts on fixed income securities, the tax characterization of income recognized from partnerships and grantor trusts, accounting for paydowns and foreign taxes paid. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM") and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each sub-adviser for services they provide a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $11,557 in securities lending agent fees.

  In addition, MLPF&S received $25,944 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $16,611 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended December 31, 2007 were $405,670,158 and $287,295,475, respectively.

--------------------------------------------------------------------------------

  Transactions in options written for the year ended December 31, 2007 were as follows:


--------------------------------------------------------
                                 Number of     Premiums
Call Options Written             Contracts     Received
--------------------------------------------------------
Outstanding call options
  written, beginning of year..     13,987    $ 4,174,336

Options written...............      8,686      3,588,938

Options closed................     (1,672)      (798,904)

Options expired...............     (3,360)      (418,281)

Options exercised.............     (5,181)    (1,653,800)
                                   ------    -----------

Outstanding call options
  written, end of year........     12,460    $ 4,892,290
                                   ======    ===========

--------------------------------------------------------



-------------------------------------------------------
                                 Number of    Premiums
Put Options Written              Contracts    Received
-------------------------------------------------------
Outstanding put options
  written, beginning of year..        --             --

Options written...............       599     $1,167,026

Options closed................      (303)      (364,720)
                                    ----     ----------

Outstanding put options
  written, end of year........       296     $  802,306
                                    ====     ==========
-------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $238,433,245 and $17,122,624 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2007                Shares        Amount
--------------------------------------------------------
Shares sold.................    1,062,386   $ 16,925,142

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    3,448,289     55,379,492
                               ----------   ------------

Total issued................    4,510,675     72,304,634

Shares redeemed.............   (5,946,010)   (95,567,008)
                               ----------   ------------

Net decrease................   (1,435,335)  $(23,262,374)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2006                Shares        Amount
--------------------------------------------------------
Shares sold.................    1,937,901   $ 28,171,478

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    3,074,131     45,435,659
                               ----------   ------------

Total issued................    5,012,032     73,607,137

Shares redeemed.............   (6,631,759)   (96,744,542)
                               ----------   ------------

Net decrease................   (1,619,727)  $(23,137,405)
                               ==========   ============
--------------------------------------------------------




-----------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2007                  Shares     Amount
-----------------------------------------------------
Shares sold....................     2,314   $  36,571

Shares issued to shareholders
  in reinvestment of dividends
  and distributions............     6,799     109,185
                                  -------   ---------

Total issued...................     9,113     145,756

Shares redeemed................   (34,044)   (534,069)
                                  -------   ---------

Net decrease...................   (24,931)  $(388,313)
                                  =======   =========

-----------------------------------------------------




-----------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2006                  Shares     Amount
-----------------------------------------------------
Shares sold....................        42   $     653

Shares issued to shareholders
  in reinvestment of dividends
  and distributions............     7,414     109,585
                                  -------   ---------

Total issued...................     7,456     110,238

Shares redeemed................   (16,330)   (240,056)
                                  -------   ---------

Net decrease...................    (8,874)  $(129,818)
                                  =======   =========

-----------------------------------------------------



--------------------------------------------------------
Class III Shares for the
Year Ended                                     Dollar
December 31, 2007                Shares        Amount
--------------------------------------------------------
Shares sold.................   16,317,570   $242,128,683

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    1,784,462     25,964,008
                               ----------   ------------

Total issued................   18,102,032    268,092,691

Shares redeemed.............     (415,880)    (6,008,759)
                               ----------   ------------

Net increase................   17,686,152   $262,083,932
                               ==========   ============
--------------------------------------------------------



--------------------------------------------------------
Class III Shares for the
Year Ended                                     Dollar
December 31, 2006                Shares        Amount
--------------------------------------------------------
Shares sold.................    5,046,538   $ 69,004,565

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........      354,018      4,782,788
                               ----------   ------------

Total issued................    5,400,556     73,787,353

Shares redeemed.............   (2,464,621)   (33,397,506)
                               ----------   ------------

Net increase................    2,935,935   $ 40,389,847
                               ==========   ============
--------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                                12/31/2007    12/31/2006
--------------------------------------------------------
Distributions paid from:

  Ordinary income...........   $34,406,926   $20,441,172

  Long-term capital gain....    47,045,759    29,886,860
                               -----------   -----------

Total taxable
  distributions.............   $81,452,685   $50,328,032
                               ===========   ===========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------
Undistributed long-term capital
  gains--net......................   $ 11,333,617
Unrealized gains--net.............    180,026,360*
                                     ------------
Total accumulated earnings--net...   $191,359,977
                                     ============

-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains in attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gains (losses) on certain financial futures and foreign currency contracts, the deferral of post-October losses for tax purposes on investments in passive foreign investment companies, the accounting for swap agreements and other book/tax temporary differences.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Allocation V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Allocation V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Allocation V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2008

--------------------------------------------------------------------------------

     BLACKROCK GLOBAL GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund significantly outperformed its benchmark index for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's outperformance is primarily attributed to successful stock selection and country allocations. An underweight position and security selection in the financials sector, together with overweight positions in industrials and materials, were particularly favorable. Stock selection in the energy and health care sectors also proved beneficial. On a geographic basis, an underweight to the U.S. market and allocations to Australia, Hong Kong/China, India and Brazil proved additive. Holdings positively impacting results included Leighton Holdings Ltd. (Australia), Hong Kong Exchanges & Clearing Ltd. (Hong Kong), Larsen & Toubro Ltd. (India), Jacobs Engineering Group, Inc. and Intuitive Surgical Corp. (both U.S.).

  - An underweight to the utilities sector hindered Fund results modestly, as did stock selection in information technology and Japan. Individual detractors included Akamai Technologies, Inc. (U.S.), Zinifex Ltd. (Australia), Starbucks Corp. (U.S.) and International Game Technology (U.S.), as well as our avoidance of Nokia Corp. (Finland).

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the 12 months ended December 31, 2007, exposure to the consumer discretionary sector was decreased and consumer staples holdings increased. The Fund's position in the financials sector was reduced to a further underweight, while weightings in industrials and materials were marginally increased.

  - On a geographic basis, exposure to the United States was increased to approximately 38% of net assets at period-end, as holdings in Australia, Japan and India were reduced. We also increased exposure to Canada and Hong Kong, and Brazil was newly added to the portfolio.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - In our view, concerns over conditions in the credit and financing markets are certain to have a negative impact on the U.S. housing market and, perhaps, consumer spending. At the same time, most other global economies continue to experience strong rates of growth, providing a rather balanced demand backdrop on a worldwide basis. We maintain a constructive view of the global markets, but are most concerned with the outlook for the U.S. economy into 2008.

  - The Fund continues to find relatively attractive growth investment opportunities in a variety of global locations. As of year-end, 34% of the Fund's net assets was invested in stocks in the Asia-Pacific region and roughly 21% in emerging market economies.

  - On a sector basis, the portfolio ended the period overweight in industrials, materials and information technology, and underweight in financials, consumer discretionary, energy and utilities. On a geographic basis, the portfolio remains underweight in the U.S. and the U.K./Europe, while overweight in the Asia-Pacific region.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

(LINE GRAPH)

                                BLACKROCK GLOBAL
                                   GROWTH V.I.          MORGAN STANLEY
                                  FUND+-CLASS I     CAPITAL INTERNATIONAL
                                     SHARES*            WORLD INDEX++
                                ----------------    ---------------------
6/05/98**                             10000                 10000
12/98                                 10820                 10660
12/99                                 15006                 13318
12/00                                 12755                 11562
12/01                                  9817                  9617
12/02                                  7094                  7705
12/03                                  9475                 10256
12/04                                 10906                 11765
12/05                                 12562                 12881
12/06                                 15327                 15466
12/07                                 20980                 16863




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**  Commencement of operations.

+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.

++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph is from 6/30/98.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +36.88%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +24.22
---------------------------------------------------------------------------------

Inception (6/05/98) through 12/31/07                                      + 8.05
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                   +16.61%        +36.88%

------------------------------------------------------------------------------------------

MSCI World Index**                                                - 0.12         + 9.04
------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,166.10              $5.27
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,020.43              $4.92
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .96% for Class I, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------


                                                                         PERCENT OF
GEOGRAPHIC ALLOCATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
United States...................................................            38.5%
Australia.......................................................            12.2
India...........................................................             8.1
Hong Kong.......................................................             7.7
Switzerland.....................................................             4.8
Canada..........................................................             4.3
Brazil..........................................................             3.6
Japan...........................................................             3.1
France..........................................................             3.0
Germany.........................................................             2.5
United Kingdom..................................................             2.3
China...........................................................             2.0
South Africa....................................................             1.9
Singapore.......................................................             1.1
Israel..........................................................             0.9
Italy...........................................................             0.6
Mexico..........................................................             0.6
Spain...........................................................             0.6
Greece..........................................................             0.5
South Korea.....................................................             0.5
Norway..........................................................             0.4
Bermuda.........................................................             0.3
Netherlands.....................................................             0.3
Cayman Islands..................................................             0.2

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Global Growth V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

---------------------------------------------------------------------------------------------

                                                              SHARES VOTED    SHARES WITHHELD
                                                                   FOR          FROM VOTING
---------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:
  James H. Bodurtha, Bruce R. Bond, Donald W. Burton,
  Richard S. Davis, Stuart E. Eizenstat, Laurence D. Fink,
  Kenneth A. Froot, Henry Gabbay, Robert M. Hernandez,
  John F. O'Brien, Roberta Cooper Ramo, Jean Margo Reid,
  David H. Walsh, Fred G. Weiss, Richard R. West                5,227,656         220,357

---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2007                (in U.S. Dollars)

--------------------------------------------------------------------------------



                                                  SHARES
COMMON STOCKS                                       HELD      VALUE
-----------------------------------------------------------------------
AFRICA

-----------------------------------------------------------------------


SOUTH AFRICA--1.8%
CHEMICALS--0.0%
Freeworld Coatings Ltd.(a)..................     11,400    $     17,598
-----------------------------------------------------------------------


COMMERCIAL BANKS--0.2%
Standard Bank Group Ltd. ...................     17,400         254,953
-----------------------------------------------------------------------


CONSTRUCTION MATERIALS--0.3%
Pretoria Portland Cement Co. Ltd. ..........     55,152         352,445
-----------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.1%
Network Healthcare Holdings Ltd. ...........     99,400         167,964
-----------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.1%
Barloworld Ltd. ............................     11,400         178,907
-----------------------------------------------------------------------


MEDIA--0.2%
Naspers Ltd. ...............................     10,500         248,519
-----------------------------------------------------------------------


METALS & MINING--0.3%
Impala Platinum Holdings Ltd. ..............      9,600         333,574
-----------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.6%
MTN Group Ltd. .............................     35,000         655,539
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN AFRICA--1.8%                           2,209,499
-----------------------------------------------------------------------


-----------------------------------------------------------------------



EUROPE
-----------------------------------------------------------------------


FRANCE--2.9%
ELECTRIC UTILITIES--0.6%
Electricite de France SA....................      6,200         738,497
-----------------------------------------------------------------------


ELECTRICAL EQUIPMENT--0.9%
Alstom......................................      3,000         644,380
Areva SA....................................        400         459,281
                                                          -------------
                                                              1,103,661
-----------------------------------------------------------------------


MACHINERY--0.3%
Vallourec SA................................      1,100         297,509
-----------------------------------------------------------------------


MULTI-UTILITIES--1.1%
Veolia Environnement SA.....................     14,225       1,295,737
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                                 3,435,404
-----------------------------------------------------------------------


GERMANY--2.5%
AUTOMOBILES--0.5%
Porsche Automobil Holding SE (Preference
  Shares)(a)...............................         300         605,833
-----------------------------------------------------------------------


CHEMICALS--0.7%
Wacker Chemie AG............................      2,900         836,516
-----------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.9%
Deutsche Boerse AG..........................      5,300       1,046,032
-----------------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--0.4%
Siemens AG..................................      2,600         413,407
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                                2,901,788
-----------------------------------------------------------------------


GREECE--0.5%
DIVERSIFIED FINANCIAL SERVICES--0.5%
Hellenic Exchanges SA.......................     17,500         613,779
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN GREECE                                   613,779
-----------------------------------------------------------------------


ITALY--0.6%
COMMERCIAL BANKS--0.6%
UniCredito Italiano SpA.....................     87,100         716,307
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                                    716,307
-----------------------------------------------------------------------

                                                  SHARES
COMMON STOCKS                                       HELD      VALUE
-----------------------------------------------------------------------
NETHERLANDS--0.2%
FOOD & STAPLES RETAILING--0.2%
X 5 Retail Group NV(a)(b)...................      8,200         291,100
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS                          291,100
-----------------------------------------------------------------------


NORWAY--0.4%
ELECTRICAL EQUIPMENT--0.4%
Renewable Energy Corp. AS(a)................      9,700         486,538
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                                   486,538
-----------------------------------------------------------------------


SPAIN--0.6%
DIVERSIFIED FINANCIAL SERVICES--0.6%
Bolsas y Mercados Espanoles.................      9,700         659,146
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                                    659,146
-----------------------------------------------------------------------


SWITZERLAND--4.8%
COMMERCIAL SERVICES & SUPPLIES--0.4%
SGS SA......................................        400         476,871
-----------------------------------------------------------------------


ELECTRICAL EQUIPMENT--1.2%
ABB Ltd. ...................................     49,700       1,432,940
-----------------------------------------------------------------------


FOOD PRODUCTS--1.1%
Nestle SA Registered Shares.................      2,750       1,262,773
-----------------------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--1.0%
Lonza Group AG Registered Shares............      9,600       1,161,034
-----------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.3%
Petroplus Holdings AG(a)....................      3,850         299,259
-----------------------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.8%
The Swatch Group Ltd. Registered Shares.....     15,100         889,908
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND                            5,522,785
-----------------------------------------------------------------------


UNITED KINGDOM--2.3%
BEVERAGES--1.1%
Diageo Plc..................................     57,300       1,229,959
-----------------------------------------------------------------------


COMMERCIAL BANKS--0.7%
Standard Chartered Plc......................     22,000         802,927
-----------------------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--0.5%
Intertek Group Plc..........................     31,000         611,994
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM                     2,644,880
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN EUROPE--14.8%                         17,271,727
-----------------------------------------------------------------------


-----------------------------------------------------------------------



LATIN AMERICA
-----------------------------------------------------------------------


BRAZIL--3.7%
BEVERAGES--0.6%
Cia de Bebidas das Americas (Preference
  Shares)(b)...............................       9,300         660,579
-----------------------------------------------------------------------

COMMERCIAL BANKS--0.5%
Banco Bradesco SA(b)........................     17,500         560,000
-----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--0.5%
Bovespa Holding SA(a).......................     28,200         543,404
-----------------------------------------------------------------------

MEDIA--0.5%
NET Servicos de Comunicacao SA (Preference
  Shares)(a)...............................      44,047         536,977
-----------------------------------------------------------------------

METALS & MINING--0.3%
Companhia Vale do Rio Doce (Common
  Shares)(b)...............................       9,600         313,632
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. Dollars)

--------------------------------------------------------------------------------

                                                  SHARES
COMMON STOCKS                                       HELD      VALUE
-----------------------------------------------------------------------
LATIN AMERICA (CONCLUDED)
BRAZIL (CONCLUDED)

MULTILINE RETAIL--0.4%
Lojas Renner SA.............................     24,100    $    487,416
-----------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS--0.9%
Petroleo Brasileiro SA(b)...................      9,200       1,060,208
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                                 4,162,216
-----------------------------------------------------------------------


MEXICO--0.6%
WIRELESS TELECOMMUNICATION SERVICES--0.6%
America Movil, SA de CV(b)..................     11,500         705,985
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                                   705,985
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN LATIN AMERICA--4.3%                    4,868,201
-----------------------------------------------------------------------


-----------------------------------------------------------------------



MIDDLE EAST
-----------------------------------------------------------------------


ISRAEL--0.9%
PHARMACEUTICALS--0.9%
Teva Pharmaceutical Industries Ltd.(b)......     22,100       1,027,208
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE MIDDLE EAST--0.9%                  1,027,208
-----------------------------------------------------------------------


-----------------------------------------------------------------------



NORTH AMERICA
-----------------------------------------------------------------------


BERMUDA--0.3%
ENERGY EQUIPMENT & SERVICES--0.3%
SeaDrill Ltd.(a)............................     12,800         308,918
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN BERMUDA                                  308,918
-----------------------------------------------------------------------


CANADA--4.4%
CHEMICALS--1.0%
Potash Corp. of Saskatchewan, Inc. .........      7,800       1,134,021
-----------------------------------------------------------------------


COMMERCIAL BANKS--1.0%
Bank of Nova Scotia.........................      8,800         448,314
Royal Bank of Canada........................     12,600         647,777
                                                          -------------
                                                              1,096,091
-----------------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--0.3%
TSX Group, Inc. ............................      6,400         342,388
-----------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--0.2%
Ensign Resource Service Group...............     16,800         259,588
-----------------------------------------------------------------------


FOOD & STAPLES RETAILING--0.8%
Shoppers Drug Mart Corp. ...................     16,400         885,013
-----------------------------------------------------------------------


METALS & MINING--0.7%
Barrick Gold Corp. .........................     14,600         613,930
Teck Cominco Ltd. Class B...................      5,800         208,211
                                                          -------------
                                                                822,141
-----------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.4%
Cameco Corp. ...............................     10,600         424,988
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                                 4,964,230
-----------------------------------------------------------------------


CAYMAN ISLANDS--0.2%
INTERNET SOFTWARE & SERVICES--0.2%
Alibaba.com Ltd.(a).........................     61,500         218,082
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE CAYMAN ISLANDS                       218,082
-----------------------------------------------------------------------


UNITED STATES--38.0%
AEROSPACE & DEFENSE--0.6%
Precision Castparts Corp. ..................      4,700         651,890
-----------------------------------------------------------------------

BEVERAGES--1.7%
The Coca-Cola Co. ..........................     14,100         865,317
PepsiCo, Inc. ..............................     15,800       1,199,220
                                                          -------------
                                                              2,064,537
-----------------------------------------------------------------------

CAPITAL MARKETS--0.5%
Northern Trust Corp. .......................      8,000         612,640
-----------------------------------------------------------------------

CHEMICALS--1.6%
Monsanto Co. ...............................     16,300       1,820,547
-----------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--1.0%
FTI Consulting, Inc.(a).....................     19,600       1,208,144
-----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT--1.7%
Cisco Systems, Inc.(a)......................     71,200       1,927,384
-----------------------------------------------------------------------

COMPUTERS & PERIPHERALS--3.0%
Apple Inc.(a)...............................      6,800       1,346,944
EMC Corp.(a) ...............................     56,400       1,045,092
Hewlett-Packard Co. ........................     21,200       1,070,176
                                                          -------------
                                                              3,462,212
-----------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--1.0%
Jacobs Engineering Group, Inc.(a)...........     12,300       1,176,003
-----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--0.6%
CME Group, Inc. ............................      1,100         754,600
-----------------------------------------------------------------------

ELECTRICAL EQUIPMENT--1.6%
General Cable Corp.(a)......................     11,300         828,064
Roper Industries, Inc. .....................     17,000       1,063,180
                                                          -------------
                                                              1,891,244
-----------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--2.0%
Core Laboratories NV(a).....................      5,400         673,488
National Oilwell Varco, Inc.(a).............     10,400         763,984
Schlumberger Ltd. ..........................      8,500         836,145
                                                          -------------
                                                              2,273,617
-----------------------------------------------------------------------

FOOD & STAPLES RETAILING--1.0%
CVS/Caremark Corp. .........................     29,400       1,168,650
-----------------------------------------------------------------------

FOOD PRODUCTS--0.7%
Bunge Ltd. .................................      6,600         768,306
-----------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--1.5%
Hologic, Inc.(a)............................     13,400         919,776
Intuitive Surgical, Inc.(a).................      2,700         876,150
                                                          -------------
                                                              1,795,926
-----------------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.9%
Aetna, Inc. ................................     17,200         992,956
-----------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE--0.9%
McDonald's Corp. ...........................     16,900         995,579
-----------------------------------------------------------------------

HOUSEHOLD PRODUCTS--1.8%
The Procter & Gamble Co. ...................     29,100       2,136,522
-----------------------------------------------------------------------

IT SERVICES--0.5%
MasterCard, Inc. Class A....................      2,800         602,560
-----------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES--0.9%
General Electric Co. .......................     28,200       1,045,374
-----------------------------------------------------------------------

INTERNET & CATALOG RETAIL--0.9%
Amazon.com, Inc.(a).........................     11,400       1,056,096
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. Dollars)

--------------------------------------------------------------------------------

                                                  SHARES
COMMON STOCKS                                       HELD      VALUE
-----------------------------------------------------------------------
NORTH AMERICA (CONCLUDED)
UNITED STATES (CONCLUDED)

INTERNET SOFTWARE & SERVICES--2.4%
eBay, Inc.(a)...............................     15,700    $    521,083
Google, Inc. Class A(a).....................      3,300       2,281,884
                                                          -------------
                                                              2,802,967
-----------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES--1.4%
Thermo Fisher Scientific, Inc.(a)...........     16,700         963,256
Waters Corp.(a).............................      8,700         687,909
                                                          -------------
                                                              1,651,165
-----------------------------------------------------------------------

MACHINERY--2.4%
Deere & Co. ................................     18,800       1,750,656
Joy Global, Inc. ...........................     15,800       1,039,956
                                                          -------------
                                                              2,790,612
-----------------------------------------------------------------------

METALS & MINING--0.9%
Freeport-McMoRan Copper & Gold, Inc. Class
  B........................................      10,300       1,055,132
-----------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS--0.6%
Consol Energy, Inc. ........................      9,600         686,592
-----------------------------------------------------------------------

PHARMACEUTICALS--0.8%
Merck & Co., Inc. ..........................     16,100         935,571
-----------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--1.0%
Intel Corp. ................................     22,300         594,518
Nvidia Corp.(a).............................     16,050         546,021
                                                          -------------
                                                              1,140,539
-----------------------------------------------------------------------

SOFTWARE--2.3%
Microsoft Corp. ............................     57,200       2,036,320
Oracle Corp.(a).............................     24,100         544,178
                                                          -------------
                                                              2,580,498
-----------------------------------------------------------------------

TOBACCO--1.1%
Altria Group, Inc. .........................     16,500       1,247,070
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--0.7%
SBA Communications Corp. Class A(a).........     25,100         849,384
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES                     44,144,317
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN NORTH AMERICA--42.9%                  49,635,547
-----------------------------------------------------------------------


-----------------------------------------------------------------------



PACIFIC BASIN/ASIA
-----------------------------------------------------------------------


AUSTRALIA--12.0%
BIOTECHNOLOGY--0.8%
CSL Ltd. ...................................     30,600         969,404
-----------------------------------------------------------------------

CAPITAL MARKETS--0.7%
Australian Wealth Management Ltd. ..........     90,100         197,664
Perpetual Trustees Australia Ltd. ..........      9,200         532,407
                                                          -------------
                                                                730,071
-----------------------------------------------------------------------

CHEMICALS--1.0%
Incitec Pivot Ltd. .........................      4,400         449,239
Nufarm Ltd. ................................     22,100         273,575
Orica Ltd. .................................     16,000         442,665
                                                          -------------
                                                              1,165,479
-----------------------------------------------------------------------

COMMERCIAL BANKS--0.9%
National Australia Bank Ltd. ...............     19,000         625,851
Westpac Banking Corp. ......................     20,100         488,771
                                                          -------------
                                                              1,114,622
-----------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES--0.3%
Seek Ltd. ..................................     44,300         307,910
-----------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--1.6%
Boart Longyear Group(a).....................    196,300         400,861
Leighton Holdings Ltd. .....................     28,400       1,502,734
                                                          -------------
                                                              1,903,595
-----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--0.7%
Australian Stock Exchange Ltd. .............     14,800         779,095
-----------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES--1.0%
WorleyParsons Ltd. .........................     26,111       1,176,285
-----------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Cochlear Ltd. ..............................     12,600         823,745
-----------------------------------------------------------------------

INSURANCE--0.9%
QBE Insurance Group Ltd. ...................     35,000       1,016,147
-----------------------------------------------------------------------

METALS & MINING--1.4%
BHP Billiton Ltd. ..........................     22,900         800,539
Lihir Gold Ltd.(a)..........................    165,471         514,807
Zinifex Ltd. ...............................     32,000         343,255
                                                          -------------
                                                              1,658,601
-----------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS--1.2%
Origin Energy Ltd. .........................     55,900         431,583
Paladin Resources Ltd.(a)...................     47,500         277,554
Woodside Petroleum Ltd. ....................     15,600         683,775
                                                          -------------
                                                              1,392,912
-----------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE--0.8%
Macquarie Infrastructure Group..............    224,800         594,571
Transurban Group............................     62,300         372,014
                                                          -------------
                                                                966,585
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA                             14,004,451
-----------------------------------------------------------------------


CHINA--1.9%
ELECTRICAL EQUIPMENT--0.4%
Suntech Power Holdings Co. Ltd.(a)(b).......      6,300         518,616
-----------------------------------------------------------------------

MEDIA--0.5%
Focus Media Holding Ltd.(a)(b)(d)...........     10,200         579,462
-----------------------------------------------------------------------

METALS & MINING--0.3%
China Molybdenum Co. Ltd.(a)................    183,700         330,650
-----------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS--0.7%
China Shenhua Energy Co. Ltd. Class H.......    141,500         833,545
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN CHINA                                  2,262,273
-----------------------------------------------------------------------


HONG KONG--7.5%
CHEMICALS--0.4%
Sinofert Holdings Ltd. .....................    496,400         458,625
-----------------------------------------------------------------------

COMMERCIAL BANKS--0.5%
Hang Seng Bank Ltd. ........................     28,000         573,152
-----------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT--0.4%
ZTE Corp. ..................................     80,700         429,086
-----------------------------------------------------------------------

DISTRIBUTORS--0.6%
China Resources Enterprise, Ltd. ...........    178,000         755,918
-----------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--0.9%
Hong Kong Exchanges and Clearing Ltd. ......     38,400       1,076,497
-----------------------------------------------------------------------

ELECTRIC UTILITIES--0.5%
Cheung Kong Infrastructure Holdings Ltd. ...    147,000         545,662
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. Dollars)

--------------------------------------------------------------------------------

                                                  SHARES
COMMON STOCKS                                       HELD      VALUE
-----------------------------------------------------------------------
PACIFIC BASIN/ASIA (CONTINUED)
HONG KONG (CONCLUDED)

FOOD PRODUCTS--0.9%
Chaoda Modern Agriculture Holdings Ltd. ....    496,668    $    444,336
China Mengniu Dairy Co., Ltd. ..............    151,200         548,564
                                                          -------------
                                                                992,900
-----------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES--0.4%
NWS Holdings Ltd. ..........................    161,900         513,461
-----------------------------------------------------------------------

REAL ESTATE MANAGEMENT &
DEVELOPMENT--1.1%
Henderson Land Development Co., Ltd. .......     50,400         468,072
Midland Holdings Ltd. ......................    207,400         323,630
Sun Hung Kai Properties Ltd. ...............     20,200         424,272
                                                          -------------
                                                              1,215,974
-----------------------------------------------------------------------

SPECIALTY RETAIL--0.3%
Esprit Holdings Ltd. .......................     27,500         404,945
-----------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE--0.8%
COSCO Pacific Ltd. .........................    102,700         270,513
China Merchants Holdings International Co.,
  Ltd. ....................................      61,800         378,386
Hopewell Holdings Ltd. .....................     67,700         310,397
                                                          -------------
                                                                959,296
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--0.7%
China Mobile Ltd. ..........................     47,700         830,672
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG                              8,756,188
-----------------------------------------------------------------------


INDIA--8.2%
AUTOMOBILES--0.2%
Tata Motors Ltd. ...........................     12,300         230,400
-----------------------------------------------------------------------

COMMERCIAL BANKS--0.6%
HDFC Bank Ltd. .............................     15,700         678,364
-----------------------------------------------------------------------

CONSTRUCTION & ENGINEERING--1.6%
Jaiprakash Associates Ltd. .................     72,000         772,730
Larsen & Toubro Ltd. .......................      9,900       1,036,345
                                                          -------------
                                                              1,809,075
-----------------------------------------------------------------------

ELECTRICAL EQUIPMENT--0.8%
Bharat Heavy Electricals Ltd. ..............      8,700         566,199
Suzlon Energy Ltd. .........................      7,600         369,365
                                                          -------------
                                                                935,564
-----------------------------------------------------------------------


IT SERVICES--0.9%
Infosys Technologies Ltd. ..................      6,700         298,841
Satyam Computer Services Ltd. ..............     28,800         326,712
Tata Consultancy Services Ltd. .............     11,300         306,308
                                                          -------------
                                                                931,861
-----------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES--0.3%
Siemens India Ltd. .........................      7,000         332,022
-----------------------------------------------------------------------

MEDIA--0.2%
Zee Telefilms Ltd. .........................     34,000         279,290
-----------------------------------------------------------------------

METALS & MINING--1.2%
Hindalco Industries Ltd. ...................     85,600         461,845
Sterlite Industries India Ltd.(a) ..........     36,200         940,500
                                                          -------------
                                                              1,402,345
-----------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS--0.8%
Reliance Industries Ltd. ...................     12,400         902,177
-----------------------------------------------------------------------

PHARMACEUTICALS--0.3%
Sun Pharma Advanced Research Co., Ltd.(a)...     10,100          40,707
Sun Pharmaceuticals Industries Ltd. ........     10,100         306,092
                                                          -------------
                                                                346,799
-----------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE--0.3%
Mundra Port and Special Economic Zone
  Ltd.(a)..................................      10,400         334,784
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.0%
Bharti Tele-Ventures Ltd.(a)................     21,700         542,773
Reliance Communication Ventures Ltd. .......     28,900         542,151
                                                          -------------
                                                              1,084,924
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN INDIA                                  9,267,605
-----------------------------------------------------------------------


JAPAN--3.0%
CHEMICALS--0.3%
JSR Corp. ..................................     13,400         343,064
-----------------------------------------------------------------------

OFFICE ELECTRONICS--0.5%
Canon, Inc. ................................     14,000         640,732
-----------------------------------------------------------------------

ROAD & RAIL--0.3%
East Japan Railway Co. .....................         50         411,277
-----------------------------------------------------------------------

SOFTWARE--1.0%
Nintendo Co., Ltd. .........................      1,900       1,115,589
-----------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS--0.5%
Mitsui & Co., Ltd. .........................     26,800         559,655
-----------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--0.4%
NTT DoCoMo, Inc. ...........................        275         452,735
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                                  3,523,052
-----------------------------------------------------------------------


SINGAPORE--1.0%
FOOD PRODUCTS--0.5%
Wilmar International Ltd. ..................    168,000         624,275
-----------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES--0.5%
Keppel Corp. Ltd. ..........................     70,400         627,312
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN SINGAPORE                              1,251,587
-----------------------------------------------------------------------


SOUTH KOREA--0.5%
CONSTRUCTION & ENGINEERING--0.5%
Doosan Heavy Industries and Construction Co.
  Ltd. ....................................       2,300         305,678
GS Engineering & Construction Corp. ........      1,400         230,216
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH KOREA                              535,894
-----------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE  PACIFIC
BASIN/ASIA--34.1%                                            39,601,050
-----------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$83,737,547)--98.8%                                  114,613,232
-----------------------------------------------------------------------


-----------------------------------------------------------------------

                                              BENEFICIAL
SHORT-TERM SECURITIES                           INTEREST
-----------------------------------------------------------------------
BlackRock Liquidity Series, LLC Money Market
  Series, 4.78%(c)(e)(f)...................    $580,000         580,000
-----------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$580,000)--0.5%                                          580,000
-----------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)    (in U.S. dollars)

--------------------------------------------------------------------------------


                                               NUMBER OF
OPTIONS PURCHASED                              CONTRACTS      VALUE
-----------------------------------------------------------------------
UNITED STATES--0.2%
PUT OPTIONS PURCHASED
iShares MSCI Emerging Markets Index Fund,
  expiring January 2008 at USD 145.........         900    $    279,000
-----------------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(PREMIUMS PAID--$736,029)--0.2%                                 279,000
-----------------------------------------------------------------------

TOTAL INVESTMENTS BEFORE OPTIONS WRITTEN
(COST--$85,053,576*)--99.5%                                 115,472,232
-----------------------------------------------------------------------


                                               NUMBER OF
OPTIONS WRITTEN                                CONTRACTS      VALUE
-----------------------------------------------------------------------
UNITED STATES--0.0%
PUT OPTIONS WRITTEN
iShares MSCI Emerging Markets Index Fund,
  expiring January 2008 at USD 130.........         900   $     (47,250)
-----------------------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$224,466)--0.0%                             (47,250)
-----------------------------------------------------------------------

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
(COST--$84,829,110)--99.5%..............................    115,424,982
OTHER ASSETS LESS LIABILITIES--0.5%.....................        535,815
                                                          -------------
NET ASSETS--100.0%......................................   $115,960,797
                                                          =============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:


Aggregate cost....................    $ 85,148,110
                                      ============
Gross unrealized appreciation.....    $ 31,346,194
Gross unrealized depreciation.....     (1,022,072)
                                      ------------
Net unrealized appreciation.......    $ 30,324,122
                                      ============



(a)  Non-income producing security.

(b)  Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------
                                      NET        INTEREST
AFFILIATE                           ACTIVITY      INCOME
---------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......    $(2,782,278)    $93,740
BlackRock Liquidity Series,
  LLC Money Market Series.....    $   198,200     $ 1,985

---------------------------------------------------------


(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2007.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $568,100) (identified
  cost--$83,737,547)..........................................              $114,613,232
Investments in affiliated securities, at value (identified
  cost--$580,000).............................................                   580,000
Options purchased, at value (cost--$736,029)..................                   279,000
Foreign cash (cost--$1,467,658)...............................                 1,465,889
Receivables:
  Securities sold.............................................   $220,017
  Dividends...................................................    158,084
  Interest from affiliates....................................      3,444
  Securities lending..........................................        289        381,834
                                                                 --------
Prepaid expenses and other assets.............................                     3,877
                                                                            ------------
Total assets..................................................               117,323,832
                                                                            ------------

----------------------------------------------------------------------------------------

LIABILITIES:
Bank overdraft................................................                   468,619
Options written, at value (premiums received--$224,466).......                    47,250
Collateral on securities loaned, at value.....................                   580,000
Deferred foreign capital gain tax.............................                    70,932
Payables:
  Capital shares redeemed.....................................     76,917
  Investment adviser..........................................     73,715
  Other affiliates............................................      2,031        152,663
                                                                 --------
Accrued expenses and other liabilities........................                    43,571
                                                                            ------------
Total liabilities.............................................                 1,363,035
                                                                            ------------
----------------------------------------------------------------------------------------

NET ASSETS....................................................              $115,960,797
                                                                            ============
----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized...........................................              $    643,382
Paid-in capital in excess of par..............................               153,219,734
Accumulated distributions in excess of investment
  income--net.................................................                  (271,090)
Accumulated realized capital losses--net......................               (68,159,256)
Unrealized appreciation--net..................................                30,528,027
                                                                            ------------
NET ASSETS....................................................              $115,960,797
                                                                            ============
----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $115,960,797 and 6,433,817
  shares outstanding..........................................              $      18.02
                                                                            ============
----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $52,900 foreign withholding tax)..........                  $ 1,602,303
Interest from affiliates....................................                       93,740
Securities lending..........................................                        1,985
                                                                              -----------
Total income................................................                    1,698,028
                                                                              -----------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees....................................   $   688,005
Custodian fees..............................................        67,522
Professional fees...........................................        46,416
Accounting services.........................................        25,063
Printing and shareholder reports............................        15,343
Pricing services............................................         8,943
Directors' fees and expenses................................         8,483
Transfer agent fees--Class I................................         5,000
Distribution fees--Class III................................             4
Distribution fees--Class II.................................             3
Other.......................................................        10,730
                                                               -----------
Total expenses..............................................                      875,512
                                                                              -----------
Investment income--net......................................                      822,516
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net (including $16,423 in foreign capital
     gain tax)..............................................     9,613,932
  Foreign currency transactions--net........................        (2,833)     9,611,099
                                                               -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $9,264 deferred foreign
     capital gain tax)......................................    17,836,772
  Options written--net......................................       177,216
  Foreign currency transactions--net........................       (19,323)    17,994,665
                                                               -----------    -----------
Total realized and unrealized gain--net.....................                   27,605,764
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $28,428,280
                                                                              ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                              FOR THE YEAR ENDED DECEMBER
                                                                          31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $    822,516    $   759,003
Realized gain--net.........................................      9,611,099     10,978,837
Change in unrealized appreciation/depreciation--net........     17,994,665      1,630,076
                                                              ------------    -----------
Net increase in net assets resulting from operations.......     28,428,280     13,367,916
                                                              ------------    -----------

-----------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................     (1,099,970)      (676,423)
  Class II.................................................            (17)           (14)
  Class III................................................            (17)           (14)
                                                              ------------    -----------
Net decrease in net assets resulting from dividends to
  shareholders.............................................     (1,100,004)      (676,451)
                                                              ------------    -----------
-----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................     12,596,895       (152,106)
                                                              ------------    -----------
-----------------------------------------------------------------------------------------

NET ASSETS:
Total increase in net assets...............................     39,925,171     12,539,359
Beginning of year..........................................     76,035,626     63,496,267
                                                              ------------    -----------
End of year*...............................................   $115,960,797    $76,035,626
                                                              ============    ===========
-----------------------------------------------------------------------------------------

* Accumulated distributions in excess of investment
  income--net..............................................   $   (271,090)   $   (15,412)
                                                              ============    ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                        -----------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                         -----------------------------------------------------------
FINANCIAL STATEMENTS.                         2007         2006          2005        2004         2003
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......   $  13.29     $ 10.99       $  9.65     $   8.52     $  6.43
                                            --------     -------       -------     --------     -------
Investment income--net*..................        .14         .13           .13          .14         .09
Realized and unrealized gain--net........       4.76        2.29          1.34         1.14        2.08
                                            --------     -------       -------     --------     -------
Total from investment operations.........       4.90        2.42          1.47         1.28        2.17
                                            --------     -------       -------     --------     -------
Less dividends from investment
  income--net............................       (.17)       (.12)         (.13)        (.15)       (.08)
                                            --------     -------       -------     --------     -------
Net asset value, end of year.............   $  18.02     $ 13.29       $ 10.99     $   9.65     $  8.52
                                            ========     =======       =======     ========     =======

-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......     36.88%      22.01%        15.19%       15.10%      33.56%
                                            ========     =======       =======     ========     =======
-------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses.................................       .95%        .96%         1.00%         .92%        .88%
                                            ========     =======       =======     ========     =======
Investment income--net...................       .90%       1.08%         1.32%        1.66%       1.23%
                                            ========     =======       =======     ========     =======
-------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...   $115,961     $76,032       $63,494     $100,900     $97,736
                                            ========     =======       =======     ========     =======
Portfolio turnover.......................        64%         85%          117%          78%        132%
                                            ========     =======       =======     ========     =======
-------------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Global Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as

--------------------------------------------------------------------------------


determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a

--------------------------------------------------------------------------------


pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft which resulted from management estimates of available cash.

  (j) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (k) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $41,066 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $19,256 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses as a result of permanent differences attributable to distributions paid in excess of ordinary taxable income, characterization of expenses, and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its

--------------------------------------------------------------------------------

affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $575 in securities lending agent fees.

  In addition, MLPF&S received $22,718 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $1,606 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $73,271,753 and $58,119,701, respectively.

  Transactions in put options written for the year ended December 31, 2007 were as follows:

-------------------------------------------------------
                                 Number of     Premiums
                                 Contracts     Received
-------------------------------------------------------

Outstanding put options
  written, beginning of year..       --              --

Options written...............      900        $224,466
                                    ---        --------

Outstanding put options
  written, end of year........      900        $224,466
                                    ===        ========

-------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $12,596,895 and $(152,106) for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

---------------------------------------------------------
Class I Shares for the Year
Ended                                           Dollar
December 31, 2007               Shares          Amount
---------------------------------------------------------
Shares sold................    1,828,561     $ 29,621,451

Shares issued to
  shareholders in
  reinvestment of
  dividends................       60,706        1,099,970
                              ----------     ------------

Total issued...............    1,889,267       30,721,421

Shares redeemed............   (1,176,435)     (18,120,266)
                              ----------     ------------

Net increase...............      712,832     $ 12,601,155
                              ==========     ============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares for the Year
Ended                                           Dollar
December 31, 2006               Shares          Amount
---------------------------------------------------------
Shares sold................    1,408,523     $ 17,087,219

Shares issued to
  shareholders in
  reinvestment of
  dividends................       51,095          676,423
                              ----------     ------------

Total issued...............    1,459,618       17,763,642

Shares redeemed............   (1,514,419)     (17,915,776)
                              ----------     ------------

Net decrease...............      (54,801)    $   (152,134)
                              ==========     ============
---------------------------------------------------------



-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       1      $    17

Shares redeemed.................    (119)      (2,147)
                                    ----      -------

Net decrease....................    (118)     $(2,130)
                                    ====      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      1         $14
                                       -         ---

Net increase.....................      1         $14
                                       =         ===

-----------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Class III Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       1      $    17

Shares redeemed.................    (119)      (2,147)
                                    ----      -------

Net decrease....................    (118)     $(2,130)
                                    ====      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      1         $14
                                       -         ---

Net increase.....................      1         $14
                                       =         ===

-----------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement renewed for one year under substantially the same terms.

6.  COMMITMENTS:

At December 31, 2007, the Fund had entered into foreign exchange contracts, under which it had agreed to sell a foreign currency with an approximate value of $220,000.

7.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                               12/31/2007     12/31/2006
--------------------------------------------------------

Distributions paid from:

  Ordinary income...........   $1,100,004      $676,451
                               ----------      --------

Total taxable
  distributions.............   $1,100,004      $676,451
                               ==========      ========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:


--------------------------------------------------

Capital loss carryforward........     $(68,154,662)*
Unrealized gains--net............       30,252,343**
                                      ------------
Total accumulated losses--net....     $(37,902,319)
                                      ============
--------------------------------------------------


* On December 31, 2007, the Fund had a net capital loss carryforward of $68,154,662, of which $20,329,994 expires in 2009, $41,396,526 expires in
   2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the deferral of post-October currency and passive foreign investment company losses for tax purposes, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Global Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2008

--------------------------------------------------------------------------------

     BLACKROCK GOVERNMENT INCOME V.I. FUND


     ----------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed its benchmark for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Financial markets were highly volatile during the year as fears spread about which investments might have exposure to the troubled subprime mortgage market. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. Fundamentally, most spread product remained fairly sound, but the lack of buyers caused spreads to widen as investors fled to the safety of Treasury issues.

  - The Fund focuses its investment on high-quality spread product (mortgage-backed securities, asset-backed securities and other structured products that generally have higher yield potential and less correlation to Treasuries). These overweight positions hurt performance amid the underlying backdrop. Despite our conservative, high-quality bias, the underweight to Treasuries resulted in underperformance relative to the benchmark. As the year progressed, the markets began to acknowledge the difference in quality among mortgage assets. We expect this decoupling to continue over the coming months, and believe the portfolio is positioned to benefit from its allocations to high-quality spread product.

  - The primary driver of positive performance for the portfolio was our yield curve steepening bias, a strategy that proved advantageous as short-term rates fell more than long-term rates, causing the yield curve to steepen.


DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - The main activity in the period was a movement from generic agency mortgage-backed securities (MBS) into high-quality non-agency MBS. Given the extreme widening in credit spreads seen across mortgage assets, irrespective of quality, we were able to make purchases at attractive prices. As the market heals, we believe these securities will benefit the portfolio, even in a depressed housing market.

  - We also increased the portfolio's Treasury holdings, given our concerns about a further downturn in the economy.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At period-end, the portfolio had a long duration relative to its benchmark and a yield curve steepening bias. Given our relatively negative view on the economy, the housing market and the lowest-quality mortgage assets, we believe aggressive Federal Reserve Board interest rate cuts will be warranted in the short term. This should cause a continued fall in interest rates, led by the short end of the yield curve.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                                                                                             50% LEHMAN
                                                                                                      BROTHERS MORTGAGE-BACKED
                           BLACKROCK GOVERNMENT                                      MERRILL LYNCH        SECURITIES INDEX
                                INCOME V.I.                                              10 YR                  & 50%
                               FUND+-CLASS I       CITIGROUP GOVERNMENT/MORTGAGE      US TREASURY               ML 10
                                  SHARES*                     INDEX++               SECURITIES++++         YR TREASURY++++
                           --------------------    -----------------------------    --------------    ------------------------
12/97                              10000                       10000                     10000                  10000
12/98                              10874                       10876                     11277                  10986
12/99                              10680                       10811                     10346                  10624
12/00                              11906                       12145                     11884                  12006
12/01                              12742                       13079                     12390                  12757
12/02                              13985                       14412                     14201                  14251
12/03                              14273                       14810                     14388                  14576
12/04                              14861                       15422                     15083                  15274
12/05                              15340                       15839                     15383                  15628
12/06                              15939                       16514                     15592                  16142
12/07                              16585                       17815                     17114                  17488
                                 LEHMAN BROTHERS
                           MORTGAGE-BACKED SECURITIES
                                    INDEX++++
                           --------------------------
12/97                                 10000
12/98                                 10696
12/99                                 10894
12/00                                 12110
12/01                                 13106
12/02                                 14252
12/03                                 14690
12/04                                 15380
12/05                                 15782
12/06                                 16607
12/07                                 17753




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
+ The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.
++ This composite index is comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Fund now uses this index as its benchmark because it better reflects the Fund's investment strategies. The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue.
+++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                            RETURN
-----------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +4.06%

-----------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +3.47
-----------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                  +5.19
-----------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                         6-MONTH       12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2007                               TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
------------------------------------------------------------------------------------------------
Class I Shares*                                          + 5.24%         +4.06%         4.93%

------------------------------------------------------------------------------------------------

50% Lehman Brothers Mortgage-Backed Securities
  Index/
  50% Merrill Lynch 10--Year Treasury Index**            + 8.00          +8.34            --
------------------------------------------------------------------------------------------------

Citigroup Government/Mortgage Index***                   + 6.87          +7.87            --
------------------------------------------------------------------------------------------------

Lehman Brothers Mortgage-Backed Securities Index         + 5.79          +6.90            --
------------------------------------------------------------------------------------------------

Merrill Lynch 10--Year Treasury Index                    +10.24          +9.76            --
------------------------------------------------------------------------------------------------



* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

** This composite index is comprised of the returns of the Lehman Brothers Mortgage-Backed Securities Index (50%) and the Merrill Lynch 10-Year Treasury Index (50%). The Lehman Brothers Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation that meet certain maturity and liquidity criteria. The Merrill Lynch 10-Year Treasury Index is a widely recognized unmanaged one security index that consists of the current "on-the-run" 10-Year Treasury issue.

*** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC debentures and Treasury Securities.

     Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------

ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,052.40              $3.41
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.87              $3.36
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .66% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
ASSET MIX                                                          LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...............            55.7%
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............            16.4
U.S. Government Obligations.....................................            15.5
Non-Government Agency Mortgage-Backed Securities................             9.5
Asset-Backed Securities.........................................             2.6
Other*..........................................................             0.3

----------------------------------------------------------------------------------------



*   Includes portfolio holdings in options purchased.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Government Income V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------

                                                                    SHARES VOTED      SHARES WITHHELD
                                                                         FOR            FROM VOTING
-----------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                            James H. Bodurtha             3,554,000            76,642
                                        Bruce R. Bond                 3,554,000            76,642
                                        Donald W. Burton              3,553,637            77,005
                                        Richard S. Davis              3,555,888            74,754
                                        Stuart E. Eizenstat           3,553,491            77,151
                                        Laurence D. Fink              3,555,234            75,408
                                        Kenneth A. Froot              3,553,382            77,260
                                        Henry Gabbay                  3,555,888            74,754
                                        Robert M. Hernandez           3,552,402            78,240
                                        John F. O'Brien               3,551,785            78,857
                                        Roberta Cooper Ramo           3,554,653            75,989
                                        Jean Margo Reid               3,555,888            74,754
                                        David H. Walsh                3,555,888            74,754
                                        Fred G. Weiss                 3,555,234            75,408
                                        Richard R. West               3,551,131            79,511

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------


                                                       FACE   INTEREST    MATURITY
ISSUE                                                AMOUNT     RATE       DATE(S)         VALUE
---------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--37.1%

---------------------------------------------------------------------------------------------------

U.S. TREASURY INFLATION INDEXED                $  4,725,935      3.50%
BONDS                                                                     1/15/2011(e) $  5,082,597
---------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES                              20,000,000     3.875    10/31/2012      20,392,180
                                                 17,000,000     3.375    11/30/2012      16,942,897
                                                 23,600,000      4.75     8/15/2017      24,925,659
                                                 20,780,000      4.25    11/15/2017      21,142,029
---------------------------------------------------------------------------------------------------

                                               TOTAL U.S. GOVERNMENT OBLIGATIONS
                                               (COST--$87,307,198)--37.1%                88,485,362
---------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES+--132.9%
---------------------------------------------------------------------------------------------------

FANNIE MAE GUARANTEED PASS-THROUGH                1,600,000      4.50
CERTIFICATES                                                              1/15/2038(d)    1,514,000
                                                 12,000,000      5.00     1/15/2038(d)   11,707,500
                                                  3,958,496     5.097    11/01/2035(a)    3,975,015
                                                  1,872,313     5.271     9/01/2035(a)    1,886,418
                                                  2,309,447     5.474    12/01/2036(a)    2,340,679
                                                107,000,000      5.50     1/15/2038(d)  106,970,413
                                                 76,041,375      6.00     1/15/2023-
                                                                          1/15/2038      77,323,392
                                                 93,017,943      6.50    10/01/2022-
                                                                          1/15/2038(d)   95,615,492
                                                    411,963      7.50     5/01/2032         438,532
                                                    205,966      8.00     4/01/2008-
                                                                         11/01/2032(e)      219,443
---------------------------------------------------------------------------------------------------

FREDDIE MAC MORTGAGE PARTICIPATION                1,800,000      5.50
CERTIFICATES                                                              1/15/2038(d)    1,796,062
                                                  5,400,000      6.00     1/15/2023-
                                                                          2/15/2038(d)    5,491,126
                                                     13,675      7.50     8/01/2029-
                                                                          9/01/2031          14,617
                                                    286,649      8.00    12/01/2029-
                                                                          7/01/2030         306,951
---------------------------------------------------------------------------------------------------

GINNIE MAE MBS CERTIFICATES                       5,000,000      5.50     1/15/2038       5,026,563
                                                  2,218,927      8.00     1/15/2032       2,402,499
---------------------------------------------------------------------------------------------------

                                               TOTAL U.S. GOVERNMENT AGENCY
                                               MORTGAGE-BACKED SECURITIES
                                               (COST--$315,353,779)--132.9%             317,028,702
---------------------------------------------------------------------------------------------------



                           FACE
                         AMOUNT                      ISSUE
-------------------------------------------------------------------------------------------
ASSET-BACKED        $11,000,000   Carrington Mortgage Loan Trust Series
  SECURI-                           2006-NC1 Class A2,
  TIES+--6.1%                       5.48% due 1/25/2036(a).................      10,767,968
                      1,952,082   IXIS Real Estate Capital Trust Series
                                    2006-HE3 Class A1,
                                    4.915% due 1/25/2037(a)................       1,928,072
                      1,927,193   Soundview Home Equity Loan Trust Series
                                    2006-EQ1 Class A1,
                                    4.915% due 10/25/2036(a)...............       1,909,253
-------------------------------------------------------------------------------------------

                                  TOTAL ASSET-BACKED SECURITIES
                                  (COST--$14,879,275)--6.1%                      14,605,293
-------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+--COLLATERALIZED MORTGAGE
  OBLIGATIONS--39.2%
-------------------------------------------------------------------------------------------

                                  Fannie Mae Trust:
                      6,550,785     Series 353 Class 2, 5% due
                                    8/01/2034(c)...........................       1,634,106
                      4,116,807     Series 370 Class 2, 6% due
                                    5/25/2036(c)...........................         903,654
                        152,068     Series 2002-W11 Class AV1, 5.205% due
                                    11/25/2032(a)..........................         150,360
                      2,253,782     Series 2003-27 Class FP, 5.165% due
                                    6/25/2028(a)...........................       2,252,503
                      3,782,559     Series 2003-33 Class LF, 5.215% due
                                    7/25/2017(a)...........................       3,802,868
                      3,542,583     Series 2003-34 Class FS, 5.265% due
                                    1/25/2032(a)...........................       3,544,004
                      2,956,354     Series 2003-41 Class YF, 5.165% due           2,955,596
                                    6/25/2028(a)...........................
                      5,780,580     Series 2006-106 Class PA, 5.50% due
                                    6/25/2030..............................       5,858,426
                      3,425,000     Series 2006-M2 Class A2A, 5.271% due
                                    10/25/2032(a)..........................       3,423,816
                                  Freddie Mac Multiclass Certificates:
                      5,437,274     Series 2564 Class OF, 5.327% due
                                    2/15/2026(a)...........................       5,435,697
                      5,302,214     Series 2594 Class DF, 5.327% due
                                    12/15/2027(a)..........................       5,298,136
                      6,064,415     Series 2614 Class EF, 5.427% due
                                    12/15/2017(a)..........................       6,103,452

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                           FACE
                         AMOUNT                      ISSUE                         VALUE
-------------------------------------------------------------------------------------------
                                  Freddie Mac Multiclass Certificates
                                    (concluded):
                    $ 1,800,000     Series 2634 Class TH, 4.50% due
                                    6/15/2018..............................    $  1,731,643
                      1,670,000     Series 2743 Class HE, 4.50% due
                                    2/15/2019..............................       1,615,385
                      1,470,000     Series 2746 Class EG, 4.50% due
                                    2/15/2019..............................       1,420,139
                      1,980,000     Series 2798 Class JK, 4.50% due
                                    5/15/2019..............................       1,910,036
                      2,100,000     Series 2827 Class DG, 4.50% due
                                    7/15/2019..............................       2,019,568
                      2,030,000     Series 2882 Class UW, 4.50% due
                                    11/15/2019.............................       1,947,365
                      1,500,000     Series 2899 Class KT, 4.50% due
                                    12/15/2019.............................       1,434,036
                      1,860,000     Series 2924 Class DB, 4.50% due
                                    1/15/2020..............................       1,785,346
                      1,240,000     Series 2948 Class KT, 4.50% due
                                    3/15/2020..............................       1,182,528
                      2,850,000     Series 2971 Class GD, 5% due
                                    5/15/2020..............................       2,832,238
                      1,470,000     Series 2987 Class HE, 4.50% due
                                    6/15/2020..............................       1,412,121
                      1,140,000     Series 2995 Class JK, 4.50% due
                                    6/15/2020..............................       1,092,294
                      3,850,000     Series 3042 Class EA, 4.50% due
                                    9/15/2035..............................       3,613,844
                      4,312,287     Series 3192 Class GA, 6% due
                                    3/15/2027..............................       4,376,591
                      1,825,000     Series 3215 Class QH, 6% due
                                    9/15/2036..............................       1,841,479
                      1,825,000     Series 3218 Class BG, 6% due
                                    9/15/2036..............................       1,853,606
                      4,161,136     Series 3242 Class NC, 5.75% due
                                    12/15/2028.............................       4,221,339
                                  Ginnie Mae Trust:
                     47,977,073     Series 2002-83 Class IO, 1.573% due
                                    10/16/2042(a)(c).......................       1,214,031
                     83,354,406     Series 2003-17 Class IO, 1.239% due
                                    3/16/2043(a)(c)........................       2,505,133
                     39,134,579     Series 2003-109 Class IO, 1.097% due
                                    11/16/2043(a)(c).......................       1,220,381
                     22,933,889     Series 2004-9 Class IO, 1.383% due
                                    3/16/2034(a)(c)........................         721,383
                      3,807,788     Series 2004-43 Class Z, 4.50% due
                                    6/16/2044(a)...........................       3,016,282
                      3,977,551     Series 2004-45 Class Z, 5.722% due
                                    6/16/2045(a)...........................       4,062,296
                     51,979,741     Series 2004-77 Class IO, 1.065% due
                                    9/16/2044(a)(c)........................       1,619,200
                      1,392,235     Series 2005-71 Class AB, 5.50% due
                                    9/20/2035..............................       1,417,948
-------------------------------------------------------------------------------------------

                                  TOTAL U.S. GOVERNMENT AGENCY
                                  MORTGAGE-BACKED SECURITIES--
                                  COLLATERALIZED MORTGAGE OBLIGATIONS
                                  (COST--$91,754,088)--39.2%                     93,428,830
-------------------------------------------------------------------------------------------

NON-GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES+--22.6%
-------------------------------------------------------------------------------------------

COLLATERALIZED                    Banc of America Funding Corp.:
MORTGAGE
OBLIGATIONS--22.6%    3,741,338     Series 2006-7 Class 1A7, 6% due
                                    9/25/2036..............................       3,775,333
                      2,609,473     Series 2006-B Class 5A1, 5.813% due
                                    3/20/2036(a)...........................       2,632,638
                                  CS First Boston Mortgage Securities Corp.:
                      1,310,649     Series 2003-8 Class 2A1, 5% due
                                    4/25/2018..............................       1,300,738
                      1,680,016     Series 2003-10 Class 4A1, 5% due
                                    5/25/2018..............................       1,656,227
                                  Chase Mortgage Finance Corp.:
                        638,616     Series 2003-S3 Class A1, 5% due
                                    3/25/2018..............................         628,838
                      1,799,605     Series 2003-S4 Class 2A1, 5% due
                                    4/25/2018(e)...........................       1,785,828
                                  Citimortgage Alternative Loan Trust:
                      1,069,095     Series 2005-57CB Class 3A3, 5.50% due
                                    12/25/2035.............................       1,056,643
                      1,058,627     Series 2006-41CB Class 1A3, 6% due
                                    1/25/2037..............................       1,064,288
                      2,086,526     Series 2007-3T1 Class 1A7, 6% due
                                    4/25/2037..............................       2,079,169
                      2,779,897     Series 2007-A2 Class 1A5, 6% due
                                    2/25/2037..............................       2,759,042
                      1,539,599     Series 2007-A3 Class 1A7, 5.75% due
                                    3/25/2037..............................       1,515,960
                      4,190,000     Series 2007-16CB Class 5A3, 6.25% due
                                    8/25/2037..............................       4,093,678
                      2,159,647     Series 2007-19 Class 1A8, 6% due
                                    8/25/2037..............................       2,100,952
                                  Countrywide Home Loan Mortgage Pass-
                                    Through Trust:
                      1,916,868     Series 2003-10 Class A6, 5.215% due
                                    5/25/2033(a)...........................       1,915,269
                      5,051,565     Series 2006-20 Class 1A33, 6% due
                                    2/25/2037..............................       5,131,078
                      1,442,194   First Horizon Alternative Mortgage
                                    Securities Series 2005-FA9 Class A5,
                                    5.50% due 12/25/2035....................      1,437,583
                                  MASTR Asset Securitization Trust:
                      1,244,145     Series 2003-4 Class 2A7, 4.75% due
                                    5/25/2018..............................       1,231,178
                      1,689,958     Series 2003-5 Class 2A1, 5% due
                                    6/25/2018..............................       1,688,332
                      2,273,315     Series 2003-7 Class 2A1, 4.75% due
                                    8/25/2018..............................       2,252,665
                      2,455,536   Merrill Lynch Mortgage Investors, Inc.
                                    Series 2006-A3 Class 3A1, 5.827% due
                                    5/25/2036(a)(b).........................      2,483,135

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                           FACE
                         AMOUNT                      ISSUE                         VALUE
-------------------------------------------------------------------------------------------

COLLATERALIZED                    Residential Funding Mortgage Securities I:
  MORTGAGE
OBLIGATIONS         $ 2,107,370     Series 2003-S16 Class A3, 5% due
(CONCLUDED)                         9/25/2018..............................    $  2,094,858
                      1,240,000     Series 2007-S2 Class A3, 6% due
                                    2/25/2037..............................       1,254,729
                      4,737,128     Series 2007-S6 Class 2A12, 6% due
                                    6/25/2037..............................       4,797,607
                                  WaMu Mortgage Pass-Through Certificates:
                      1,647,669     Series 2003-S3 Class 2A1, 5% due
                                    5/25/2018..............................       1,658,031
                      1,509,728     Series 2003-S8 Class A2, 5% due
                                    9/25/2018..............................       1,508,275
-------------------------------------------------------------------------------------------

                                  TOTAL NON-GOVERNMENT AGENCY
                                  MORTGAGE-BACKED SECURITIES
                                  (COST--$53,651,416)--22.6%                     53,902,074
-------------------------------------------------------------------------------------------


                      NUMBER OF
                    CONTRACTS++                OPTIONS PURCHASED
-------------------------------------------------------------------------------------------
CALL OPTIONS                 20   Receive a fixed rate of 5.335% and pay a
PURCHASED                           floating rate based on 3-month LIBOR,
                                    expiring November 2009, Broker
                                    Citibank, NA(f)........................       1,087,164
-------------------------------------------------------------------------------------------

PUT OPTIONS                  20   Pay a fixed rate of 5.335% and receive a
PURCHASED                           floating rate based on 3-month LIBOR,
                                    expiring November 2009, Broker
                                    Citibank, NA(f)........................         589,032
-------------------------------------------------------------------------------------------

                                  TOTAL OPTIONS PURCHASED
                                  (PREMIUMS PAID--$1,414,000)--0.7%               1,676,196
-------------------------------------------------------------------------------------------

                                  TOTAL INVESTMENTS BEFORE INVESTMENTS SOLD
                                  SHORT,
                                  TBA SALE COMMITMENTS AND OPTIONS WRITTEN
                                  (COST--$564,359,756*)--238.6%                 569,126,457
-------------------------------------------------------------------------------------------



                            FACE
                          AMOUNT                     ISSUE
-------------------------------------------------------------------------------------------


INVESTMENTS SOLD
  SHORT
                    $ (4,000,000)  U.S. Treasury Bonds, 4.25% due
                                     9/30/2012..............................     (4,140,000)
-------------------------------------------------------------------------------------------

                                   TOTAL INVESTMENTS SOLD SHORT
                                   (PROCEEDS--$4,149,708)--(1.7%)                (4,140,000)
-------------------------------------------------------------------------------------------

TBA SALE COMMITMENTS
                                   Fannie Mae Guaranteed Pass-Through
                                     Certificates:
                     (41,000,000)    5.50% due 1/15/2038...................     (40,932,327)
                     (54,000,000)    6% due 1/15/2023--1/15/2038...........     (54,849,149)
                      (1,200,000)    6.50% due 10/01/2022--1/15/2038.......      (1,233,113)
-------------------------------------------------------------------------------------------

                                   TOTAL TBA SALE COMMITMENTS
                                   (PROCEEDS RECEIVED--$96,505,023)--(40.7%)    (97,014,589)
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                      NUMBER OF
                    CONTRACTS++                 OPTIONS WRITTEN                    VALUE
--------------------------------------------------------------------------------------------
CALL OPTIONS                 18   Pay a fixed rate of 4.885% and receive a
WRITTEN                             floating rate based on 3-month USD
                                    LIBOR, expiring November 2009, Broker
                                    Citibank, NA(f).........................   $    (643,749)
--------------------------------------------------------------------------------------------

PUT OPTIONS                  18   Receive a fixed rate of 4.885% and pay a
WRITTEN                             floating rate based on 3-month USD
                                    LIBOR, expiring Novemer 2009, Broker
                                    Citibank, NA(f).........................        (806,766)
--------------------------------------------------------------------------------------------

                                  TOTAL OPTIONS WRITTEN
                                  (PREMIUMS RECEIVED--$1,453,612)--(0.6%)         (1,450,515)
--------------------------------------------------------------------------------------------

                                  TOTAL INVESTMENTS, NET OF INVESTMENTS SOLD
                                  SHORT, TBA SALE COMMITMENTS AND OPTIONS
                                  WRITTEN
                                  (COST--$462,251,413)--195.6%..............     466,521,353

                                  LIABILITIES IN EXCESS OF OTHER
                                    ASSETS--(95.6%).........................    (227,964,476)
                                                                               -------------

                                  NET ASSETS--100.0%........................   $ 238,556,877
                                                                               =============
--------------------------------------------------------------------------------------------


* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $567,515,783
                                     ============
Gross unrealized appreciation....    $  4,117,981
Gross unrealized depreciation....     (2,507,307)
                                     ------------
Net unrealized appreciation......    $  1,610,674
                                     ============



+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns.
  As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.
++ One contract represents a notional amount of $1,000,000.

(a) Floating rate security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------------
                     PURCHASE      SALES    REALIZED   INTEREST
AFFILIATE              COST        COST       GAIN      INCOME
---------------------------------------------------------------
BlackRock
  Liquidity
  Series, LLC
  Cash Sweep
  Series..........     --        $25,397*     --        $91,213

Merrill Lynch
  Mortgage
  Investors, Inc.
  Series 2006-A3
  Class 3A1,
  5.827% due
  5/25/2036.......  $2,450,836     --         --        $74,658

---------------------------------------------------------------


* Represents net sales cost.

(c) Represents the interest-only portion of a mortgage-backed security and has either a nominal or notional amount of principal.

(d) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(e) All or a portion of securities held as collateral in connection with open financial futures contracts.

(f) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

   - Financial futures contracts purchased as of December 31, 2007 were as follows:

-----------------------------------------------------------------------
NUMBER OF                     EXPIRATION        FACE        UNREALIZED
CONTRACTS        ISSUE           DATE          VALUE       APPRECIATION
-----------------------------------------------------------------------
   193        2-Year U.S.
             Treasury Bond    March 2008    $40,554,550       $23,700




   - Financial futures contracts sold as of December 31, 2007 were as follows:

------------------------------------------------------------------------------
                                                                  UNREALIZED
NUMBER OF                          EXPIRATION        FACE        APPRECIATION
CONTRACTS           ISSUE             DATE          VALUE       (DEPRECIATION)
------------------------------------------------------------------------------
   544           5-Year U.S.
                Treasury Bond      March 2008    $59,820,212       $(172,788)
   124             10-Year
             U.S. Treasury Bond    March 2008    $13,963,002         (97,435)
    97             30-Year
             U.S. Treasury Bond    March 2008    $11,447,222         158,847



TOTAL UNREALIZED DEPRECIATION--NET                                 $(111,376)
                                                                   =========



--------------------------------------------------------------------------------

   - Swaps outstanding as of December 31, 2007 were as follows:

---------------------------------------------------------
                                             UNREALIZED
                               NOTIONAL     APPRECIATION
                                AMOUNT     (DEPRECIATION)
---------------------------------------------------------
Receive (pay) a variable
  return based on the
  change in the spread
  return of the Lehman
  Brothers CMBS Investment
  Grade Index and pay a
  floating rate based
  1.328%
  Broker, Citibank, NA
  Expires January 2008.....  $  3,305,000             --

Receive (pay) a variable
  return based on the
  change in the since
  inception return the
  Lehman Brothers MBS Fixed
  Rate Index and pay a
  floating rate based on 1-
  month USD LIBOR minus
  .07%
  Broker, UBS Warburg
  Expires January 2008.....  $ 44,100,000             --

Pay (receive) a variable
  return based on the
  change in the spread
  return of the Lehman
  Brothers CMBS Aaa 8.5+
  Index and receive a
  floating rate based on 1-
  month USD LIBOR.
  Broker, Deutsche Bank AG
  London Expires February
  2008.....................  $  3,305,000             --

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

   - Swaps outstanding as of December 31, 2007 were as
                     follows (continued):

---------------------------------------------------------
                                             UNREALIZED
                               NOTIONAL     APPRECIATION
                                AMOUNT     (DEPRECIATION)
---------------------------------------------------------

Receive a fixed rate of
  4.875% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires August 2009......  $ 89,900,000    $ 1,428,422

Pay a fixed rate of 4.95%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2009......  $101,000,000     (1,721,293)


Receive a fixed rate of
  5.218% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, JPMorgan Chase
  Expires January 2011.....  $ 51,575,000      1,894,341

Receive a fixed rate of
  4.17% and pay 3.50% on
  Treasury Inflation
  Protected Securities
  (TIPS) adjusted principal
  Broker, Morgan Stanley &
  Co.
  Expires January 2011.....  $  4,725,000       (282,838)

Receive a fixed rate of
  4.95% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Citibank, NA
  Expires December 2011....  $ 20,000,000        638,479

Receive a fixed rate of
  5.019% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires August 2012......  $ 30,700,000      1,120,335

Receive a fixed rate of
  5.01% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2012......  $ 37,000,000      1,332,582

Receive a fixed rate of
  4.7534% and pay a
  floating rate based on 3-
  month USD LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires September 2012...  $ 30,600,000        761,033

Receive a fixed rate of
  4.29% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Goldman Sachs &
  Co.
  Expires November 2012....  $ 10,000,000         45,085

Pay a fixed rate of 4.41%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires December 2012....  $ 13,800,000       (136,080)

Pay a fixed rate of 4.25%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires January 2013.....  $ 28,300,000        (75,278)

Pay a fixed rate of 5.29%
  and receive a floating
  rate based on 3-month
  LIBOR
  Broker, Citibank, NA
  Expires May 2017.........  $  8,200,000       (414,260)


---------------------------------------------------------
                                             UNREALIZED
                               NOTIONAL     APPRECIATION
                                AMOUNT     (DEPRECIATION)
---------------------------------------------------------
Pay a fixed rate of 5.741%
  and receive a floating
  rate based on 3--month
  USD LIBOR
  Broker, Credit Suisse
  First Boston
  International
  Expires July 2017........  $ 32,000,000     (2,727,922)

Pay a fixed rate of 5.762%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017........  $ 21,000,000     (1,824,352)

Pay a fixed rate of 5.7125%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017........  $ 58,000,000     (4,816,631)

Receive a fixed rate of
  5.354% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2017......  $ 25,000,000      1,374,168

Receive a fixed rate of
  5.362% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires August 2017......  $ 25,000,000      1,380,818

Receive a fixed rate of
  5.1725% and pay a
  floating rate based on 3-
  month USD LIBOR
  Broker, Lehman Brothers
  Special
  Financing
  Expires September 2017...  $ 20,000,000        812,150

Receive a fixed rate of
  5.23053% and pay a
  floating rate based on
  the 3-month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires September 2017...  $ 21,000,000        943,866


Pay a fixed rate of 5.1565%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2017.....  $ 32,200,000     (1,272,161)

Receive a fixed rate of
  5.00% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, JPMorgan Chase
  Expires October 2017.....  $ 14,400,000        387,728

Pay a fixed rate of 4.74%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires November 2017....  $ 14,700,000        (85,423)

Pay a fixed rate of 4.9175%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires November 2017....  $ 14,700,000       (293,117)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

   - Swaps outstanding as of December 31, 2007 were as
                     follows (concluded):

---------------------------------------------------------
                                             UNREALIZED
                               NOTIONAL     APPRECIATION
                                AMOUNT     (DEPRECIATION)
---------------------------------------------------------

Pay a fixed rate of 5.0696%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017....  $ 14,100,000    $  (455,850)

Receive a fixed rate of
  4.83984% and pay a
  floating rate based on 3-
  month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017....  $ 14,000,000        192,641

Pay a fixed rate of
  4.79362% and receive a
  floating rate based on 3-
  month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017....  $ 15,000,000       (150,083)

Receive a fixed rate of
  4.56639% and pay a
  floating rate based on 3-
  month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017....  $ 17,600,000       (141,666)

Pay a fixed rate of
  5.05633% and receive a
  floating rate based on 3-
  month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017....  $ 28,000,000       (876,831)


---------------------------------------------------------
                                             UNREALIZED
                               NOTIONAL     APPRECIATION
                                AMOUNT     (DEPRECIATION)
---------------------------------------------------------
Receive a fixed rate of
  4.86484% and pay a
  floating rate based on 3-
  month USD LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017....  $ 58,800,000        925,981

Pay a fixed rate of
  5.03514% and receive a
  floating rate based on 3-
  month USD LIBOR
  Broker, JPMorgan Chase
  Expires November 2017....  $ 30,300,000       (896,411)

Pay a fixed rate of
  5.08566% and receive a
  floating rate based on 3-
  month USD LIBOR
  Broker, Credit Suisse
  First Boston
  International
  Expires November 2017....  $ 28,500,000       (957,965)

Receive a fixed rate of
  4.585% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Lehman Brothers
  Special
  Financing
  Expires December 2017....  $ 38,000,000       (264,194)
---------------------------------------------------------

TOTAL......................                  $(4,154,726)
                                             ===========
---------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value
  (identified cost--$560,494,920)..........................                  $564,967,127
Investments in affiliated securities, at value (identified
  cost--$2,450,836)........................................                     2,483,134
Options purchased, at value  (premiums paid--$1,414,000)...                     1,676,196
Cash.......................................................                       239,737
Unrealized appreciation on swaps...........................                    13,237,629
Receivables:
  Securities sold..........................................   $102,368,642
  Swaps....................................................      5,991,826
  Interest.................................................      2,453,327
  Paydowns.................................................        316,842    111,130,637
                                                              ------------
Prepaid expenses and other assets..........................                       224,907
                                                                             ------------
Total assets...............................................                   693,959,367
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
TBA sale commitments (proceeds received--$96,505,023)......                    97,014,589
Investments sold short, at value (proceeds--$4,149,708)....                     4,140,000
Options written, at value (premiums received--$1,453,612)..                     1,450,515
Unrealized depreciation on swaps...........................                    17,392,355
Payables:
  Securities purchased.....................................    330,883,485
  Swaps....................................................      3,180,369
  Capital shares redeemed..................................        412,515
  Variation margin.........................................        244,938
  Investment adviser.......................................        104,745
  Interest expense.........................................         91,967
  Dividends to shareholders................................          8,601
  Other affiliates.........................................          3,565    334,930,185
                                                              ------------
Accrued expenses and other liabilities.....................                       474,846
                                                                             ------------
Total liabilities..........................................                   455,402,490
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS.................................................                  $238,556,877
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized........................................                  $  2,311,796
Paid-in capital in excess of par...........................                   240,104,674
Accumulated distributions in excess of investment
  income--net..............................................                        (1,980)
Accumulated realized capital losses--net...................                    (3,885,151)
Unrealized appreciation--net...............................                        27,538
                                                                             ------------
NET ASSETS.................................................                  $238,556,877
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $238,556,877 and 23,117,958
  shares outstanding.......................................                  $      10.32
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (including $165,871 from affiliates)...............                  $15,076,458

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees....................................   $ 1,345,731
Interest expense............................................       707,805
Custodian fees..............................................       106,471
Accounting services.........................................       101,225
Professional fees...........................................        44,764
Printing and shareholder reports............................        43,868
Short sale interest expense.................................        32,514
Pricing services............................................        22,387
Directors' fees and expenses................................        17,973
Transfer agent fees--Class I................................         5,000
Distribution fees--Class III................................             4
Distribution fees--Class II.................................             1
Other.......................................................        11,783
                                                               -----------
Total expenses..............................................                    2,439,526
                                                                              -----------
Investment income--net......................................                   12,636,932
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    (1,574,014)
  Financial futures contracts and swaps--net................       831,103
  Options written--net......................................     1,219,800
  Short sales--net..........................................        67,582        544,471
                                                               -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     3,621,231
  Financial futures contracts and swaps--net................    (6,814,277)
  Options written--net......................................         3,097
  Short sales--net..........................................         9,708     (3,180,241)
                                                               -----------    -----------
Total realized and unrealized loss--net.....................                   (2,635,770)
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $10,001,162
                                                                              ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $ 12,636,932    $ 13,210,624
Realized gain (loss)--net..................................        544,471      (2,847,013)
Change in unrealized appreciation/depreciation--net........     (3,180,241)      1,148,006
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     10,001,162      11,511,617
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................    (12,436,890)    (13,464,006)
  Class II.................................................            (48)            (49)
  Class III................................................            (45)            (49)
Realized gain--net:
  Class I..................................................     (1,075,715)             --
  Class II.................................................             (8)             --
  Class III................................................             (7)             --
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders............................    (13,512,713)    (13,464,104)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................    (83,794,225)     29,732,777
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets....................    (87,305,776)     27,780,290
Beginning of year..........................................    325,862,653     298,082,363
                                                              ------------    ------------
End of year*...............................................   $238,556,877    $325,862,653
                                                              ============    ============
------------------------------------------------------------------------------------------

* Accumulated distribution in excess of investment
  income--net..............................................   $     (1,980)   $ (1,121,307)
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                                 CLASS I
HAVE                                        ---------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                   FOR THE YEAR ENDED DECEMBER 31,
THE                                         ---------------------------------------------------------------
FINANCIAL STATEMENTS.                         2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......   $  10.43    $  10.50    $  10.65    $  10.59    $  11.06
                                            --------    --------    --------    --------    --------
Investment income--net*..................        .47         .46         .39         .30         .37
Realized and unrealized gain
  (loss)--net............................       (.07)       (.06)       (.05)        .14        (.15)
                                            --------    --------    --------    --------    --------
Total from investment operations.........        .40         .40         .34         .44         .22
                                            --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................       (.44)       (.47)       (.49)       (.31)       (.39)
  Realized gain--net.....................       (.07)         --          --+       (.07)       (.30)
                                            --------    --------    --------    --------    --------
Total dividends and distributions........       (.51)       (.47)       (.49)       (.38)       (.69)
                                            --------    --------    --------    --------    --------
Net asset value, end of year.............   $  10.32    $  10.43    $  10.50    $  10.65    $  10.59
                                            ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......      4.06%       3.91%       3.22%       4.13%       2.07%
                                            ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense.....       .63%        .58%        .59%        .58%        .58%
                                            ========    ========    ========    ========    ========
Expenses.................................       .91%        .58%        .59%        .62%        .59%
                                            ========    ========    ========    ========    ========
Investment income--net...................      4.70%       4.43%       3.69%       2.84%       3.39%
                                            ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...   $238,557    $325,861    $298,080    $321,209    $414,567
                                            ========    ========    ========    ========    ========
Portfolio turnover.......................     2,305%        448%         61%        145%        213%
                                            ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

+     Amount is less than $(.01) per share.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Government Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those

--------------------------------------------------------------------------------


securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

  The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option. Swap options may be used by the Fund to manage the duration of the Fund's portfolio in a manner similar to more generic options described above.

--------------------------------------------------------------------------------

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Short sales--The Fund engages in short selling of securities as a method of managing potential price declines in similar securities owned by the Fund. When the Fund engages in short selling, it may enter into a borrowed bond agreement to borrow the security sold short and deliver it to the broker-dealer with which it engaged in the short sale. A gain, limited to the price at which the Fund sold the security short or pursuant to the borrowed bond agreement, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale or borrowed bond agreement if the market price is greater or less than the proceeds originally received.

  (f) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

  (g) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (h) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (i) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (k) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

  (l) TBA commitments--The Fund may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the

--------------------------------------------------------------------------------


Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

  (m) Asset-backed securities--The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

  (n) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (o) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,514,482 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses and $2,433,860 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to the treatment of distributions in excess of earnings, accounting for swap agreements, paydowns, foreign currency contracts and inflation indexed bonds. These reclassifications have no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each

--------------------------------------------------------------------------------


month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, there were no securities lending agent fees paid to BIM.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $5,437 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales (including paydowns, payups and excluding dollar roll transactions and short-term securities) of investments for the year ended December 31, 2007 were $12,716,026,264 and $12,430,168,074, respectively.

  Transactions in options written for the year ended December 31, 2007 were as follows:

-------------------------------------------------------
                                 Number of    Premiums
Call Options Written             Contracts    Received
-------------------------------------------------------
Outstanding call options
  written, beginning of year..       --              --

Options written...............       56      $1,336,706

Options expired...............      (38)       (609,900)
                                    ---      ----------

Outstanding call options
  written, end of year........       18      $  726,806
                                    ===      ==========

-------------------------------------------------------



-------------------------------------------------------
                                 Number of    Premiums
Put Options Written              Contracts    Received
-------------------------------------------------------
Outstanding put options
  written, beginning of year..       --              --

Options written...............       56      $1,336,706

Options expired...............      (38)       (609,900)
                                    ---      ----------

Outstanding put options
  written, end of year........       18      $  726,806
                                    ===      ==========
-------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(83,794,225) and $29,732,777 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

----------------------------------------------------------
Class I Shares for the
Year Ended                                       Dollar
December 31, 2007               Shares           Amount
----------------------------------------------------------
Shares sold...............     5,776,806     $  58,205,777

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........     1,442,218        14,772,515
                             -----------     -------------

Total issued..............     7,219,024        72,978,292

Shares redeemed...........   (15,340,418)     (156,770,391)
                             -----------     -------------

Net decrease..............    (8,121,394)    $ (83,792,099)
                             ===========     =============

----------------------------------------------------------



--------------------------------------------------------
Class I Shares for the
Year Ended                                     Dollar
December 31, 2006              Shares          Amount
--------------------------------------------------------
Shares sold...............    8,790,813     $ 91,373,369

Shares issued to
  shareholders in
  reinvestment of
  dividends...............    1,245,553       12,924,104
                             ----------     ------------

Total issued..............   10,036,366      104,297,473

Shares redeemed...........   (7,188,596)     (74,564,794)
                             ----------     ------------

Net increase..............    2,847,770     $ 29,732,679
                             ==========     ============
--------------------------------------------------------



-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------

Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................       6      $    56

Shares redeemed.................    (109)      (1,119)
                                    ----      -------

Net decrease....................    (103)     $(1,063)
                                    ====      =======
-----------------------------------------------------


*  Liquidated on December 31, 2007.

-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares sold......................      10       $ 100

Shares issued to shareholders in
  reinvestment of dividends......       5          49
                                      ---       -----

Total issued.....................      15         149

Shares redeemed..................     (10)       (100)
                                      ---       -----

Net increase.....................       5       $  49
                                      ===       =====

-----------------------------------------------------



-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------

Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................       5      $    52

Shares redeemed.................    (108)      (1,115)
                                    ----      -------

Net decrease....................    (103)     $(1,063)
                                    ====      =======
-----------------------------------------------------


*  Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares sold......................      10       $ 100

Shares issued to shareholders in
  reinvestment of dividends......       5          49
                                      ---       -----

Total issued.....................      15         149

Shares redeemed..................     (10)       (100)
                                      ---       -----

Net increase.....................       5       $  49
                                      ===       =====

-----------------------------------------------------

--------------------------------------------------------------------------------

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  REVERSE REPURCHASE AGREEMENT:

For the year ended December 31, 2007, the Fund's average amount outstanding was approximately $12,873,000 and daily weighted average interest rate was 5.50%.

7.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                              12/31/2007      12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary income...........   $13,252,471     $13,464,104

Net long-term capital
  gains...................       260,242              --
                             -----------     -----------

Total taxable
  distributions...........   $13,512,713     $13,464,104
                             ===========     ===========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:


--------------------------------------------------

Unrealized losses--net............     $(3,859,593)*
                                       -----------
Total accumulated losses--net.....     $(3,859,593)
                                       ===========
--------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and the difference between book and tax treatments of TBA transactions.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Government Income V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Government Income V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Government Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 27, 2008

--------------------------------------------------------------------------------

     BLACKROCK HIGH INCOME V.I. FUND

     -----------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund's return for the fiscal year ended December 31, 2007 was competitive with its benchmark.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Financial markets were highly volatile, particularly in the second half of the year as fears spread about which investments might have exposure to the troubled subprime mortgage market. The liquidity of mortgage-backed securities began drying up, which led to a wider liquidity crisis as banks restricted their short-term lending. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut its target short-term interest rate from 5.25% to 4.25% between September and year-end in an effort to offset deteriorating credit conditions in the housing market and help prevent any negative spillover in the economy.

  - After a strong start to the year, the flight to safety that accompanied the market turmoil hurt the high yield sector, while benefiting Treasury issues. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index posted a return of +2.27% for the full year, and -0.67% for the latter six months.

  - Good security selection in the media (non-cable) sector and our underweight position in this sector toward the end of the year was a large contributor to Fund performance. Our underweight position in home construction contributed as well, and our position in Freeport-McMoRan Copper & Gold, Inc. helped us to outperform in the metals sector. Finally, an overweight position in aerospace benefited Fund results as this sector improved toward the end of the year.

  - Our timing in underweighting the health care sector near the end of the year (as its performance improved), combined with poor security-specific performance, was the largest detractor from Fund performance. In addition, security selection in consumer products, specifically a position in True Temper Sports, Inc., negatively impacted performance.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Over the year, the portfolio became slightly more defensive. We reduced certain higher-risk overweights such as health care, metals and entertainment. We also increased our underweight position in financials.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the year underweight in financials, home construction and consumer-related sectors. The Fund stands ready to take advantage of oversold sectors, while remaining positioned for the possibility of further market turbulence during 2008.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                                          LEHMAN BROTHERS
                       BLACKROCK HIGH                      U.S. CORPORATE
                         INCOME V.I.     CREDIT SUISSE       HIGH YIELD
                       FUND+--CLASS I      HIGH YIELD        2% ISSUER
                           SHARES*          INDEX+++        CAP INDEX++
                       --------------    -------------    ---------------
12/97                       10000            10000             10000
12/98                        9690            10058             10187
12/99                       10267            10388             10430
12/00                        9542             9847              9826
12/01                        9940            10418             10363
12/02                        9805            10741             10338
12/03                       12563            13742             13313
12/04                       14027            15385             14796
12/05                       14238            15733             15204
12/06                       15582            17608             16839
12/07                       15959            18074             17221




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

+ The Fund invests principally in fixed income securities with lower credit quality.

++ This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index. The Fund now uses this index as its benchmark because it better reflects the Fund's investment strategies.

+++ This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   + 2.42%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +10.23
---------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                  + 4.79
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                         6-MONTH       12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2007                               TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
------------------------------------------------------------------------------------------------
Class I Shares*                                           -1.01%         +2.42%         8.97%

------------------------------------------------------------------------------------------------

Lehman Brothers U.S. Corporate High Yield 2% Issuer
  Cap Index**                                             -0.67          +2.27            --
------------------------------------------------------------------------------------------------

Credit Suisse High Yield Index***                         -0.99          +2.65            --
------------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of issues that meet the following criteria: at lease $150 million par value outstanding; maximum credit rating of Ba1; at lease one year to maturity; and no issuer represents more than 2% of the Index. The Fund now uses this Index as its benchmark because it better reflects the Fund's investment strategies.

*** This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $  989.90              $3.31
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.87              $3.36
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .66% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------


                                                                         PERCENT OF
QUALITY RATINGS BY S&P/MOODY'S                                     LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
BBB/Baa.........................................................             3.7%
BB/Ba...........................................................            24.6
B/B.............................................................            48.1
CCC/Caa.........................................................            20.1
NR (Not Rated)..................................................             2.1
Other*..........................................................             1.4

----------------------------------------------------------------------------------------



* Includes portfolio holdings in common stocks, preferred stocks, warrants and rights.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------

                                                                    SHARES VOTED      SHARES WITHHELD
                                                                         FOR            FROM VOTING
-----------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                            James H. Bodurtha            22,341,985          1,900,317
                                        Bruce R. Bond                22,341,985          1,900,317
                                        Donald W. Burton             22,211,161          2,031,141
                                        Richard S. Davis             22,211,161          2,031,141
                                        Stuart E. Eizenstat          22,211,161          2,031,141
                                        Laurence D. Fink             22,211,161          2,031,141
                                        Kenneth A. Froot             22,341,985          1,900,317
                                        Henry Gabbay                 22,211,161          2,031,141
                                        Robert M. Hernandez          22,341,985          1,900,317
                                        John F. O'Brien              22,211,161          2,031,141
                                        Roberta Cooper Ramo          22,211,161          2,031,141
                                        Jean Margo Reid              22,341,985          1,900,317
                                        David H. Walsh               22,211,161          2,031,141
                                        Fred G. Weiss                22,341,985          1,900,317
                                        Richard R. West              22,341,985          1,900,317

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------



                                 FACE
CORPORATE BONDS                 AMOUNT        VALUE
------------------------------------------------------
AEROSPACE & DEFENSE--2.7%
DRS Technologies, Inc.:
  6.875% due 11/01/2013.....  $1,000,000  $    995,000
  6.625% due 2/01/2016......     250,000       246,875
Hawker Beechcraft
  Acquisition Co. LLC(e):
  8.50% due 4/01/2015.......      90,000        90,000
  8.875% due 4/01/2015(j)...     450,000       435,366
L-3 Communications Corp.:
  5.875% due 1/15/2015......      65,000        62,725
  Series B, 6.375% due
     10/15/2015.............   1,025,000     1,009,625
TransDigm, Inc., 7.75% due
  7/15/2014.................     260,000       263,900
Vought Aircraft Industries,
  Inc., 8% due 7/15/2011....   1,390,000     1,317,025
                                          ------------
                                             4,420,516

------------------------------------------------------


AIRLINES--0.5%
Continental Airlines,
  Inc.(i):
  Series 1998-1-C, 6.541%
     due 9/15/2009..........      20,217        20,065
  Series 2001-1-C, 7.033%
     due 12/15/2012.........     741,433       719,653
                                          ------------
                                               739,718
------------------------------------------------------


AUTO COMPONENTS--2.1%
Allison Transmission, 11.25%
  due 11/01/2015(e)(j)......     300,000       257,668
ArvinMeritor, Inc., 8.125%
  due 9/15/2015.............     365,000       315,725
The Goodyear Tire & Rubber
  Co.:
  8.663% due 12/01/2009(f)..     150,000       151,125
  7.857% due 8/15/2011......     270,000       273,375
  8.625% due 12/01/2011.....   1,054,000     1,098,795
  4% due 6/15/2034(a).......     240,000       567,600
Lear Corp., 8.75% due
  12/01/2016................     540,000       491,400
Metaldyne Corp., 10% due
  11/01/2013................     315,000       259,875
                                          ------------
                                             3,415,563
------------------------------------------------------


AUTOMOBILES--0.3%
Ford Motor Co., 8.90% due
  1/15/2032.................     700,000       542,500
------------------------------------------------------


BIOTECHNOLOGY--0.7%
Angiotech Pharmaceuticals,
  Inc., 8.874% due
  12/01/2013(f).............   1,180,000     1,121,000
------------------------------------------------------


BUILDING PRODUCTS--2.4%
CPG International I, Inc.,
  10.50% due 7/01/2013......     600,000       567,000
Goodman Global Holding Co.,
  Inc.:
  7.991% due 6/15/2012(f)...     479,000       476,605
  7.875% due 12/15/2012.....   1,000,000     1,030,000
Momentive Performance
  Materials, Inc.(e):
  9.75% due 12/01/2014......     100,000        92,000
  11.50% due 12/01/2016.....   2,000,000     1,730,000
                                          ------------
                                             3,895,605
------------------------------------------------------


CAPITAL MARKETS--0.6%
E*Trade Financial Corp.,
  12.50% due 11/30/2017.....     980,000       931,000
------------------------------------------------------


CHEMICALS--2.7%
American Pacific Corp., 9%
  due 2/01/2015.............     435,000       436,087
CII Carbon LLC,11.125% due
  11/15/2015(e).............     420,000       413,700
Hexion U.S. Finance Corp.:
  9.369% due 11/15/2014(f)..     200,000       204,000
  9.75% due 11/15/2014......     545,000       588,600
Huntsman International LLC,
  7.875% due 11/15/2014.....     350,000       371,000
Ineos Group Holdings Plc,
  8.50% due 2/15/2016(e)....     560,000       498,400
Innophos, Inc., 8.875% due
  8/15/2014.................     575,000       572,125
MacDermid, Inc., 9.50% due
  4/15/2017(e)..............     600,000       564,000
Terra Capital, Inc. Series
  B, 7% due 2/01/2017.......     425,000       415,438
Westlake Chemical Corp.,
  6.625% due 1/15/2016......     300,000       283,500
                                          ------------
                                             4,346,850
------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--5.1%
Allied Waste North America,
  Inc., 7.875% due
  4/15/2013.................     900,000       920,250
Ashtead Capital, Inc., 9%
  due 8/15/2016(e)..........     250,000       221,250
Corrections Corp. of
  America:
  7.50% due 5/01/2011.......     725,000       734,062
  6.75% due 1/31/2014.......     325,000       326,219
DI Finance Series B, 9.50%
  due 2/15/2013.............     910,000       952,088
FTI Consulting, Inc., 7.625%
  due 6/15/2013.............     425,000       435,625
The Geo Group, Inc., 8.25%
  due 7/15/2013.............   2,250,000     2,272,500
Mobile Services Group, Inc.,
  9.75% due 8/01/2014.......     450,000       414,000
PNA Intermediate Holding
  Corp., 11.869% due
  2/15/2013(e)(f)(j)........     230,000       208,150
Quebecor World Capital
  Corp., 8.75% due
  3/15/2016(e)..............     525,000       386,531
Quebecor World, Inc., 9.75%
  due 1/15/2015(e)..........     350,000       262,938
US Investigations Services,
  Inc.,10.50% due
  11/01/2015(e).............     400,000       366,000
West Corp.,11% due
  10/15/2016................     595,000       590,538
The Yankee Candle Company,
  Inc., 9.75% due
  2/15/2017.................     205,000       187,575
                                          ------------
                                             8,277,726
------------------------------------------------------


COMMUNICATIONS EQUIPMENT--1.3%
Dycom Industries, Inc.,
  8.125% due 10/15/2015.....     600,000       594,000
Nortel Networks Ltd., 9.493%
  due 7/15/2011(e)(f).......   1,565,000     1,525,875
                                          ------------
                                             2,119,875
------------------------------------------------------


COMPUTERS & PERIPHERALS--0.6%
Viasystems, Inc., 10.50% due
  1/15/2011.................     995,000       990,025
------------------------------------------------------


CONSTRUCTION MATERIALS--0.4%
Nortek, Inc., 8.50% due
  9/01/2014.................     325,000       260,000
Texas Industries, Inc.,
  7.25% due 7/15/2013.......     425,000       416,500
                                          ------------
                                               676,500
------------------------------------------------------


CONTAINERS & PACKAGING--3.4%
Berry Plastics Holding
  Corp., 8.875% due
  9/15/2014.................   1,665,000     1,581,750
Graham Packaging Co. LP,
  8.50% due 10/15/2012......     300,000       280,500
Graphic Packaging
  International Corp., 8.50%
  due 8/15/2011.............     875,000       866,250
Impress Holdings BV, 8.368%
  due 9/15/2013(e)(f).......   1,290,000     1,251,300
Packaging Dynamics Finance
  Corp., 10% due
  5/01/2016(e)..............     395,000       347,600
Pregis Corp.,12.375% due
  10/15/2013................     680,000       720,800
Smurfit-Stone Container
  Enterprises, Inc., 8% due
  3/15/2017.................     560,000       541,100
                                          ------------
                                             5,589,300
------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                                 FACE
CORPORATE BONDS                 AMOUNT        VALUE
------------------------------------------------------


DISTRIBUTORS--0.4%
Buhrmann US, Inc., 8.25% due
  7/01/2014.................  $  625,000  $    596,875
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.7%
Ford Motor Credit Co. LLC:
  5.80% due 1/12/2009.......     950,000       901,735
  5.70% due 1/15/2010.......     230,000       207,225
GMAC LLC, 6.75% due
  12/01/2014................     980,000       790,418
Leucadia National Corp.,
  8.125% due 9/15/2015......     850,000       850,000
                                          ------------
                                             2,749,378
------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--2.0%
Cincinnati Bell, Inc., 7.25%
  due 7/15/2013.............     500,000       501,250
Citizens Communications Co.,
  6.25% due 1/15/2013.......     180,000       174,375
Qwest Communications
  International, Inc., 7.50%
  due 2/15/2014.............   1,250,000     1,246,875
Qwest Corp., 8.241% due
  6/15/2013(f)..............     750,000       765,000
Wind Acquisition Finance SA,
  10.75% due 12/01/2015(e)..      75,000        81,750
Windstream Corp., 8.125% due
  8/01/2013.................     500,000       517,500
                                          ------------
                                             3,286,750
------------------------------------------------------


ELECTRIC UTILITIES--1.6%
Edison Mission Energy:
  7.50% due 6/15/2013.......     700,000       717,500
  7% due 5/15/2017..........     175,000       171,938
FPL Energy National Wind
  Portfolio, LLC, 6.125% due
  3/25/2019(e)(i)...........     419,470       426,895
NSG Holdings LLC, 7.75% due
  12/15/2025(e)(i)..........     560,000       561,400
Tenaska Alabama Partners LP,
  7% due 6/30/2021(e)(i)....     693,236       691,893
                                          ------------
                                             2,569,626
------------------------------------------------------


ELECTRICAL EQUIPMENT--1.3%
Belden, Inc., 7% due
  3/15/2017.................     130,000       126,750
Superior Essex
  Communications LLC, 9% due
  4/15/2012.................   1,410,000     1,353,600
UCAR Finance, Inc., 10.25%
  due 2/15/2012.............     556,000       573,375
                                          ------------
                                             2,053,725
------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--0.7%
AES Gener SA, 7.50% due
  3/25/2014.................     500,000       527,700
NXP BV, 9.50% due
  10/15/2015................     120,000       109,950
Sanmina-SCI Corp.:
  6.75% due 3/01/2013.......      65,000        56,550
  8.125% due 3/01/2016......     540,000       478,575
                                          ------------
                                             1,172,775
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.6%
Compagnie Generale de
  Geophysique-Veritas:
  7.50% due 5/15/2015.......     155,000       156,938
  7.75% due 5/15/2017.......     805,000       813,050
North American Energy
  Partners, Inc., 8.75% due
  12/01/2011................     500,000       493,750
SemGroup LP, 8.75% due
  11/15/2015(e).............   1,215,000     1,154,250
                                          ------------
                                             2,617,988
------------------------------------------------------


FOOD & STAPLES RETAILING--0.5%
Rite Aid Corp., 7.50% due
  3/01/2017.................     875,000       771,094
------------------------------------------------------


FOOD PRODUCTS--0.1%
Smithfield Foods, Inc.,
  7.75% due 7/01/2017.......     180,000       174,150
------------------------------------------------------


GAS UTILITIES--0.6%
Colorado Interstate Gas Co.,
  5.95% due 3/15/2015.......     400,000       395,726
Transcontinental Gas Pipe
  Line Corp.
  Series B, 8.875% due
  7/15/2012.................     450,000       508,500
                                          ------------
                                               904,226
------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
The Cooper Cos., Inc.,
  7.125% due 2/15/2015......     720,000       700,200
Hologic, Inc., 2% due
  12/15/2037(a)(b)..........     400,000       432,500
ReAble Therapeutics Finance
  LLC, 10.875% due
  11/15/2014(e).............   2,180,000     2,141,850
                                          ------------
                                             3,274,550
------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--2.7%
Accellent, Inc., 10.50% due
  12/01/2013................     800,000       672,000
Community Health Systems,
  Inc., Series WI, 8.875%
  due 7/15/2015.............     240,000       244,500
Omnicare, Inc. Series OCR,
  3.25% due 12/15/2035(a)...     250,000       182,188
Tenet Healthcare Corp.:
  6.50% due 6/01/2012.......   1,810,000     1,610,900
  9.25% due 2/01/2015.......     155,000       143,375
US Oncology, Inc., 9% due
  8/15/2012.................     500,000       493,125
United Surgical Partners
  International, Inc.,
  8.875% due 5/01/2017......     500,000       493,750
Universal Hospital Services,
  Inc.:
  8.288% due 6/01/2015(f)...     130,000       130,000
  8.50% due 6/01/2015(j)....     140,000       141,060
Viant Holdings, Inc.,
  10.125% due 7/15/2017(e)..     251,000       229,665
                                          ------------
                                             4,340,563
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--4.3%
American Real Estate
  Partners LP:
  7.125% due 2/15/2013......     630,000       592,200
  7.125% due 2/15/2013(e)...   1,140,000     1,071,600
CCM Merger, Inc., 8% due
  8/01/2013(e)..............     450,000       424,125
Great Canadian Gaming Corp.,
  7.25% due 2/15/2015(e)....     340,000       336,600
Greektown Holdings, LLC,
  10.75% due 12/01/2013(e)..     540,000       525,150
HRP Myrtle Beach Operations
  LLC, 9.894% due
  4/01/2012(e)(f)...........     750,000       714,375
Penn National Gaming, Inc.,
  6.75% due 3/01/2015.......     625,000       633,594
Pinnacle Entertainment,
  Inc., 7.50% due
  6/15/2015(e)..............     580,000       526,350
Shingle Springs Tribal
  Gaming Authority, 9.375%
  due 6/15/2015(e)..........     290,000       281,300
Snoqualmie Entertainment
  Authority, 9.062% due
  2/01/2014(e)(f)...........     170,000       160,650
Station Casinos, Inc.,
  6.625% due 3/15/2018......      64,000        43,840
Travelport LLC, 9.749% due
  9/01/2014(f)..............     260,000       251,550
Tropicana Entertainment LLC
  Series WI, 9.625% due
  12/15/2014................     370,000       234,950
Waterford Gaming LLC, 8.625%
  due 9/15/2014(e)..........     539,000       539,000
Wynn Las Vegas LLC, 6.625%
  due 12/01/2014............     650,000       638,625
                                          ------------
                                             6,973,909
------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                                 FACE
CORPORATE BONDS                 AMOUNT        VALUE
------------------------------------------------------


HOUSEHOLD DURABLES--0.9%
Ashton Woods USA LLC, 9.50%
  due 10/01/2015............  $  955,000  $    611,200
Jarden Corp., 7.50% due
  5/01/2017.................     780,000       670,800
Stanley-Martin Communities
  LLC, 9.75% due 8/15/2015..     225,000       135,000
                                          ------------
                                             1,417,000
------------------------------------------------------


IT SERVICES--1.4%
First Data Corp., 9.875% due
  9/24/2015(e)..............     800,000       744,000
SunGard Data Systems, Inc.:
  9.125% due 8/15/2013......   1,400,000     1,424,500
  10.25% due 8/15/2015......      90,000        92,025
                                          ------------
                                             2,260,525
------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--4.8%
The AES Corp.(e):
  7.75% due 10/15/2015......     605,000       614,075
  8% due 10/15/2017.........     335,000       342,537
AES Eastern Energy LP Series
  1999-A, 9% due
  1/02/2017(i)..............   1,374,875     1,488,302
Dynegy Holdings, Inc., 7.75%
  due 6/01/2019.............   1,060,000       977,850
Energy Future Holding Corp.,
  11.25% due
  11/01/2017(e)(j)..........     725,000       720,023
NRG Energy, Inc.:
  7.25% due 2/01/2014.......     750,000       731,250
  7.375% due 2/01/2016......     750,000       731,250
Texas Competitive Electric
  Holdings Co. LLC(e):
  10.25% due 11/01/2015.....   1,675,000     1,658,250
  10.50% due 11/01/2016(j)..     500,000       493,750
                                          ------------
                                             7,757,287
------------------------------------------------------


INSURANCE--0.1%
USI Holdings Corp., 8.744%
  due 11/15/2014(e)(f)......     220,000       188,100
------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--0.4%
True Temper Sports, Inc.,
  8.375% due 9/15/2011......     975,000       589,875
------------------------------------------------------


MACHINERY--2.1%
American Railcar Industries,
  Inc., 7.50% due
  3/01/2014(e)..............     115,000       108,675
Esco Corp., 8.625% due
  12/15/2013(e).............     410,000       410,000
Invensys Plc, 9.875% due
  3/15/2011(e)..............     640,000       675,963
RBS Global, Inc.:
  9.50% due 8/01/2014.......     160,000       158,400
  11.75% due 8/01/2016......     580,000       566,950
  8.875% due 9/01/2016......     220,000       209,000
Terex Corp., 8% due
  11/15/2017................   1,040,000     1,053,000
Titan International, Inc.,
  8% due 1/15/2012..........     310,000       299,150
                                          ------------
                                             3,481,138
------------------------------------------------------


MARINE--0.3%
Navios Maritime Holdings,
  Inc., 9.50% due
  12/15/2014................     531,000       542,947
------------------------------------------------------


MEDIA--9.1%
Affinion Group, Inc.:
  10.125% due 10/15/2013....     190,000       192,137
  11.50% due 10/15/2015.....     510,000       500,437
Bonten Media Acquisition
  Co., 9% due
  6/01/2015(e)(j)...........     210,000       181,048
CMP Susquehanna Corp.,
  9.875% due 5/15/2014......     750,000       562,500
Cablevision Systems Corp.
  Series B, 9.644% due
  4/01/2009(f)..............   1,180,000     1,193,275
Charter Communications
  Holdings I, LLC, 11% due
  10/01/2015................   1,575,000     1,280,400
Charter Communications
  Holdings II, LLC, 10.25%
  due 9/15/2010.............     540,000       528,550
DirecTV Holdings LLC, 8.375%
  due 3/15/2013.............     250,000       260,000
Echostar DBS Corp., 7.125%
  due 2/01/2016.............   1,350,000     1,377,000
Harland Clarke Holdings
  Corp.:
  9.50% due 5/15/2015.......     160,000       138,400
  9.619% due 5/15/2015(f)...     140,000       117,250
Idearc, Inc., 8% due
  11/15/2016................     750,000       688,125
Intelsat Bermuda Ltd.(f):
  10.829% due 6/15/2013.....     150,000       153,750
  8.886% due 1/15/2015......     870,000       872,175
Intelsat Corp., 9% due
  6/15/2016.................     820,000       826,150
Intelsat Intermediate
  Holding Co. Ltd.,
  9.23% due 2/01/2015(b)....     170,000       138,975
NTL Cable Plc:
  8.75% due 4/15/2014.......     125,000       124,062
  9.125% due 8/15/2016......     250,000       247,500
Network Communications,
  Inc., 10.75% due
  12/01/2013................     190,000       186,200
Nielsen Finance LLC, 10% due
  8/01/2014.................     650,000       664,625
ProtoStar I Ltd., 12.50% due
  10/15/2012(a)(e)(f).......     570,343       598,860
R.H. Donnelley Corp.:
  6.875% due 1/15/2013......     400,000       358,000
  8.875% due 10/15/2017(e)..     100,000        92,500
  Series A-3, 8.875% due
     1/15/2016..............     150,000       140,250
Radio One, Inc., 6.375% due
  2/15/2013.................     750,000       619,688
Sinclair Broadcast Group,
  Inc., 8% due 3/15/2012....     128,000       130,400
TL Acquisitions, Inc.,
  10.50% due 1/15/2015(e)...   2,345,000     2,254,131
Young Broadcasting, Inc.,
  10% due 3/01/2011.........     390,000       304,688
                                          ------------
                                            14,731,076
------------------------------------------------------


METALS & MINING--5.8%
AK Steel Corp., 7.75% due
  6/15/2012.................     370,000       371,850
Aleris International, Inc.,
  9% due 12/15/2014(j)......   1,290,000     1,071,440
Blaze Recycling & Metals
  LLC, 10.875% due
  7/15/2012(e)..............     130,000       119,600
FMG Finance Pty Ltd.,
  10.625% due 9/01/2016(e)..     320,000       366,400
Foundation PA Coal Co.,
  7.25% due 8/01/2014.......   1,400,000     1,382,500
Freeport-McMoRan Copper &
  Gold, Inc.:
  8.394% due 4/01/2015(f)...     950,000       964,250
  8.375% due 4/01/2017......   2,115,000     2,268,338
Novelis, Inc., 7.25% due
  2/15/2015.................   1,000,000       940,000
Ryerson, Inc.(e):
  12.574% due
     11/01/2014(f)..........     200,000       192,000
  12% due 11/01/2015........     330,000       325,875
Southern Copper Corp.,
  6.375% due 7/27/2015......     250,000       251,489
Steel Dynamics, Inc., 7.375%
  due 11/01/2012(e).........   1,100,000     1,105,500
                                          ------------
                                             9,359,242
------------------------------------------------------


MULTILINE RETAIL--0.4%
Neiman Marcus Group, Inc.,
  9% due 10/15/2015(j)......     650,000       656,942
------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                                 FACE
CORPORATE BONDS                 AMOUNT        VALUE
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--6.6%
Berry Petroleum Co., 8.25%
  due 11/01/2016............  $  525,000  $    536,812
Chaparral Energy, Inc.,
  8.50% due 12/01/2015......     600,000       540,000
Cimarex Energy Co., 7.125%
  due 5/01/2017.............     420,000       412,650
Compton Petroleum Finance
  Corp., 7.625% due
  12/01/2013................     270,000       251,100
Copano Energy LLC, 8.125%
  due 3/01/2016.............      80,000        80,600
Corral Finans AB, 6.743% due
  4/15/2010(e)(f)(j)........     559,990       560,636
Denbury Resources, Inc.,
  7.50% due 12/15/2015......     250,000       252,500
Encore Acquisition Co.,
  6.25% due 4/15/2014.......     700,000       649,250
KCS Energy, Inc., 7.125% due
  4/01/2012.................      74,000        71,225
OPTI Canada, Inc., 8.25% due
  12/15/2014(e).............     790,000       782,100
Overseas Shipholding Group,
  Inc., 8.25% due
  3/15/2013.................   1,500,000     1,522,500
Range Resources Corp.,
  6.375% due 3/15/2015......     750,000       731,250
Sabine Pass LNG LP, 7.50%
  due 11/30/2016............     755,000       721,025
Stone Energy Corp., 6.75%
  due 12/15/2014............     600,000       556,500
Swift Energy Co., 7.125% due
  6/01/2017.................     500,000       475,000
Western Oil Sands, Inc.,
  8.375% due 5/01/2012......   2,000,000     2,230,612
Whiting Petroleum Corp.,
  7.25% due 5/01/2013.......     365,000       359,525
                                          ------------
                                            10,733,285
------------------------------------------------------


PAPER & FOREST PRODUCTS--3.8%
Ainsworth Lumber Co. Ltd.:
  7.25% due 10/01/2012......     850,000       512,125
  6.75% due 3/15/2014.......     100,000        60,250
Boise Cascade LLC, 7.125%
  due 10/15/2014............     325,000       314,437
Bowater Canada Finance
  Corp., 7.95% due
  11/15/2011................     415,000       335,112
Cascades, Inc., 7.25% due
  2/15/2013.................     750,000       703,125
NewPage Corp.:
  10% due 5/01/2012.........   1,485,000     1,492,425
  10% due 5/01/2012(e)......     940,000       944,700
Norske Skog Canada Ltd.
  Series D, 8.625% due
  6/15/2011.................     305,000       253,150
Verso Paper Holdings LLC
  Series B:
  8.661% due 8/01/2014(f)...     525,000       511,875
  9.125% due 8/01/2014......   1,125,000     1,136,250
                                          ------------
                                             6,263,449
------------------------------------------------------


PHARMACEUTICALS--0.2%
PTS Acquisition Corp., 9.50%
  due 4/15/2015(e)(j).......     420,000       389,550
------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.5%
FelCor Lodging LP, 8.50% due
  6/01/2011.................     709,000       739,133
------------------------------------------------------


REAL ESTATE MANAGEMENT &
DEVELOPMENT--1.3%
Forest City Enterprises,
  Inc., 7.625% due
  6/01/2015.................     650,000       627,250
Realogy Corp.(e):
  10.50% due 4/15/2014......     760,000       568,100
  11% due 4/15/2014(j)......   1,210,000       840,950
  12.375% due 4/15/2015.....     215,000       135,450
                                          ------------
                                             2,171,750
------------------------------------------------------


ROAD & RAIL--0.5%
Avis Budget Car Rental LLC:
  7.369% due 5/15/2014(f)...     250,000       230,000
  7.625% due 5/15/2014......     450,000       429,750
Britannia Bulk Plc, 11% due
  12/01/2011................     150,000       155,062
St. Acquisition Corp.,
  12.50% due 5/15/2017(e)...     160,000        82,600
                                          ------------
                                               897,412
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--1.9%
Amkor Technology, Inc.:
  7.75% due 5/15/2013.......     235,000       221,487
  9.25% due 6/01/2016.......   1,195,000     1,197,987
Freescale Semiconductor,
  Inc.:
  8.866% due 12/15/2014(f)..      45,000        38,250
  9.125% due 12/15/2014(j)..   1,055,000       896,750
Hynix Semiconductor, Inc.,
  7.875% due 6/27/2017(e)...     350,000       315,875
Spansion, Inc., 8.249% due
  6/01/2013(e)(f)...........     480,000       432,000
                                          ------------
                                             3,102,349
------------------------------------------------------


SOFTWARE--0.3%
BMS Holdings, Inc., 12.40%
  due 2/15/2012(e)(f).......     531,172       490,287
------------------------------------------------------


SPECIALTY RETAIL--4.1%
Asbury Automotive Group,
  Inc.:
  8% due 3/15/2014..........   1,150,000     1,086,750
  7.625% due 3/15/2017......     240,000       212,400
AutoNation, Inc., 7.243% due
  4/15/2013(f)..............     250,000       230,625
Buffets, Inc., 12.50% due
  11/01/2014(m).............     260,000        98,800
General Nutrition Centers,
  Inc.:
  10.009% due
     3/15/2014(f)(j)........   1,190,000     1,124,550
  10.75% due 3/15/2015......     960,000       892,800
Group 1 Automotive, Inc.,
  2.25% due
  6/15/2036(a)(b)...........     300,000       198,750
Michaels Stores, Inc.:
  10% due 11/01/2014             930,000       883,500
  11.375% due 11/01/2016       1,270,000     1,165,225
United Auto Group, Inc.,
  7.75% due 12/15/2016......     885,000       827,475
                                          ------------
                                             6,720,875
------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--0.6%
Levi Strauss & Co., 8.875%
  due 4/01/2016.............     950,000       919,125
------------------------------------------------------


TOBACCO--0.4%
Vector Group Ltd., 11% due
  8/15/2015(e)..............     700,000       710,500
------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--4.2%
Centennial Communications
  Corp.:
  10.479% due 1/01/2013(f)..     380,000       388,550
  8.125% due 2/01/2014......     340,000       334,900
Cricket Communications,
  Inc.:
  9.375% due 11/01/2014.....     370,000       346,875
  9.375% due 11/01/2014(e)..     510,000       478,125
Digicel Group Ltd.(e):
  8.875% due 1/15/2015......     585,000       535,275
  9.125% due 1/15/2015(j)...     893,000       814,862
FiberTower Corp., 9% due
  11/15/2012(a)(e)..........     470,000       431,813
iPCS, Inc., 7.036% due
  5/01/2013(f)..............     520,000       490,100
MetroPCS Wireless, Inc.,
  9.25% due 11/01/2014......   2,140,000     2,011,600

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                                 FACE
CORPORATE BONDS                 AMOUNT        VALUE
------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (CONCLUDED)
Nordic Telephone Co.
  Holdings ApS, 8.875% due
  5/01/2016(e)..............  $  575,000  $    589,375
Orascom Telecom Finance SCA:
  7.875% due 2/08/2014......     140,000       132,300
  7.875% due 2/08/2014(e)...     395,000       373,275
                                          ------------
                                             6,927,050
------------------------------------------------------

TOTAL CORPORATE BONDS
(COST--$156,597,810)--92.0%                149,600,684
------------------------------------------------------

------------------------------------------------------

FLOATING RATE LOAN
INTERESTS(l)
------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.5%
Community Health Systems,
  Inc., Term Loan B, 7.331%
  due 6/18/2014.............     775,035       744,922
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--0.7%
Travelport, Inc. Term Loan,
  11.838% due 3/22/2012.....   1,154,947     1,077,950
------------------------------------------------------


IT SERVICES--0.8%
Alliance Data Systems Term
  Loan, 8.058% due
  12/15/2014................   1,500,000     1,395,000
------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--1.3%
TXU Corp.:
  Term Loan 3, 8.396% due
     10/10/2014.............   1,995,000     1,959,521
  Term Loan B 2, 8.396% due
     10/10/2014.............     249,375       244,699
                                          ------------
                                             2,204,220
------------------------------------------------------


MEDIA--2.2%
Education Media and
  Publishing:
  First Lien Term Loan,
     9.141% due 5/15/2009...     151,515       144,886
  First Lien Term Loan B,
     9.141% due 11/14/2014..   1,098,485     1,050,426
  Second Lien Term Loan,
     13.641% due
     11/14/2014.............   2,500,000     2,375,000
                                          ------------
                                             3,570,312
------------------------------------------------------


PAPER & FOREST PRODUCTS--0.3%
NewPage Corp., Term Loan B,
  8.688% due 12/07/2014.....     500,000       496,641
------------------------------------------------------

TOTAL FLOATING RATE LOAN INTERESTS
(COST--$9,554,202)--5.8%                     9,489,045
------------------------------------------------------

------------------------------------------------------

                                SHARES
COMMON STOCKS                    HELD
------------------------------------------------------
CAPITAL MARKETS--0.1%
E*Trade Financial Corp.(c)..      47,436       168,398

                                SHARES
COMMON STOCKS                    HELD         VALUE
------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Medis Technologies Ltd.(c)..      33,870       522,614
------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$744,580)--0.4%                         691,012
------------------------------------------------------

------------------------------------------------------


PREFERRED STOCKS
------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--0.0%
PTV, Inc. Series A, 10%.....          47            63
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--1.0%
EXCO Resources, Inc.,
  7%(a).....................          29       311,750
EXCO Resources, Inc., 11%...         118     1,268,500
                                          ------------
                                             1,580,250
------------------------------------------------------

TOTAL PREFERRED STOCKS
(COST--$1,473,617)--1.0%                     1,580,313
------------------------------------------------------


------------------------------------------------------


RIGHTS
------------------------------------------------------
ELECTRICAL EQUIPMENT--0.0%
Medis Technologies Ltd.(k)..       3,387             0
------------------------------------------------------

TOTAL RIGHTS
(COST--$0)--0.0%                                     0
------------------------------------------------------


------------------------------------------------------

WARRANTS(g)
------------------------------------------------------


MEDIA--0.0%
Virgin Media, Inc. (expires
  1/10/2011)................      22,461         6,514
------------------------------------------------------

TOTAL WARRANTS
(COST--$22,461)--0.0%                            6,514
------------------------------------------------------


------------------------------------------------------

                              BENEFICIAL
SHORT-TERM SECURITIES          INTEREST
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  5.04%(d)(h)...............  $  140,217       140,217
------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$140,217)--0.1%                         140,217
------------------------------------------------------

TOTAL INVESTMENTS
(COST--$168,532,887*)--99.3%............   161,507,785

OTHER ASSETS LESS LIABILITIES--0.7%.....     1,172,719
                                          ------------

NET ASSET--100.0%.......................  $162,680,504
                                          ============




--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $168,531,858
                                     ============
Gross unrealized appreciation....    $  1,756,020
Gross unrealized depreciation....      (8,780,093)
                                     ------------
Net unrealized depreciation......    $ (7,024,073)
                                     ============



(a)  Convertible security.

(b) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(c)  Non-income producing security.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                    NET        INTEREST
AFFILIATE                         ACTIVITY      INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.....   $(12,385,111)   $332,313

-------------------------------------------------------


(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)  Floating rate security.

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h)  Represents the current yield as of December 31, 2007.

(i)  Subject to principal paydowns.

(j) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(k)  The rights may be exercised until January 7, 2008.

(l) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

(m) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.


- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Swaps outstanding as of December 31, 2007 were as follows:

---------------------------------------------------------
                                             UNREALIZED
                                NOTIONAL    APPRECIATION
                                 AMOUNT    (DEPRECIATION)
---------------------------------------------------------
Sold credit default
  protection on Novelis Inc.
  and receive 1.4%
  Broker, JPMorgan Chase
  Expires January 2008.......  $  550,000     $     89

Sold credit default
  protection on Ford Motor
  Company and receive 3.80%
  Broker, JPMorgan Chase
  Expires March 2010.........  $1,000,000      (44,094)

---------------------------------------------------------

TOTAL........................                 $(44,005)
                                              ========
---------------------------------------------------------








See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$168,392,670).......................................                $ 161,367,568
Investments in affiliated securities, at value (identified
  cost--$140,217)...........................................                      140,217
Cash........................................................                       19,165
Unrealized appreciation on swaps............................                           89
Unfunded loan commitment....................................                          223
Receivables:
  Interest..................................................   $3,411,660
  Paydowns..................................................        5,625
  Swaps.....................................................        3,128       3,420,413
                                                               ----------
Prepaid expenses............................................                       12,682
                                                                            -------------
Total assets................................................                  164,960,357
                                                                            -------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Unrealized depreciation on swaps............................                       44,094
Deferred Income.............................................                        1,734
Payables:
  Securities purchased......................................    1,913,274
  Capital shares redeemed...................................      112,492
  Dividends to shareholders.................................       86,983
  Investment adviser........................................       74,983
  Other affiliates..........................................        2,896       2,190,628
                                                               ----------
Accrued expenses and other liabilities......................                       43,397
                                                                            -------------
Total liabilities...........................................                    2,279,853
                                                                            -------------
-----------------------------------------------------------------------------------------

NET ASSETS..................................................                $ 162,680,504
                                                                            =============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                $   2,241,992
Paid-in capital in excess of par............................                  361,647,810
Accumulated distributions in excess of investment
  income--net...............................................                       (8,108)
Accumulated realized capital losses--net....................                 (194,132,306)
Unrealized depreciation--net................................                   (7,068,884)
                                                                            -------------
NET ASSETS..................................................                $ 162,680,504
                                                                            =============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $162,680,504 and 22,419,923
  shares outstanding........................................                $        7.26
                                                                            =============
-----------------------------------------------------------------------------------------






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (including $332,313 from affiliates)..............                   $ 16,319,702
Dividends..................................................                         93,388
Other......................................................                         24,451
                                                                              ------------
Total income...............................................                     16,437,541
                                                                              ------------

------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees...................................   $  1,003,953
Accounting services........................................         72,067
Professional fees..........................................         46,625
Printing and shareholder reports...........................         47,471
Pricing services...........................................         32,862
Custodian fees.............................................         19,789
Directors' fees and expenses...............................         14,119
Transfer agent fees--Class I...............................          5,000
Distribution fees--Class III...............................              4
Distribution fees--Class II................................              2
Other......................................................         12,100
                                                              ------------
Total expenses.............................................                      1,253,992
                                                                              ------------
Investment income--net.....................................                     15,183,549
                                                                              ------------
------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain from:
  Investments--net.........................................        264,949
  Swaps--net...............................................         45,383         310,332
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................    (10,331,466)
  Swaps--net...............................................        (44,005)
  Unfunded corporate loans--net............................            223     (10,375,248)
                                                              ------------    ------------
Total realized and unrealized loss--net....................                    (10,064,916)
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                   $  5,118,633
                                                                              ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $ 15,183,549    $ 16,898,756
Realized gain (loss)--net..................................        310,332      (2,998,128)
Change in unrealized appreciation/depreciation--net........    (10,375,248)      6,592,621
                                                              ------------    ------------
Net increase in net assets resulting from operations.......      5,118,633      20,493,249
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................    (15,351,821)    (16,962,874)
  Class II.................................................            (92)            (83)
  Class III................................................            (90)            (83)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders.............................................    (15,352,003)    (16,963,040)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................    (41,025,406)    (36,076,306)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (51,258,776)    (32,546,097)
Beginning of year..........................................    213,939,280     246,485,377
                                                              ------------    ------------
End of year*...............................................   $162,680,504    $213,939,280
                                                              ============    ============
------------------------------------------------------------------------------------------

* Accumulated distributions in excess of investment
  income/undistributed investment income--net..............   $     (8,108)   $     73,519
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------

                                                                      CLASS I
                                             --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS                   FOR THE YEAR ENDED DECEMBER 31,
HAVE BEEN DERIVED FROM INFORMATION           --------------------------------------------------------
PROVIDED IN THE FINANCIAL STATEMENTS.          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $   7.67    $   7.55    $   8.12    $   7.86    $   6.69
                                             --------    --------    --------    --------    --------
Investment income--net*...................        .59         .56         .61         .62         .60
Realized and unrealized gain (loss)--net..       (.42)        .12        (.50)        .25        1.20
                                             --------    --------    --------    --------    --------
Total from investment operations..........        .17         .68         .11         .87        1.80
                                             --------    --------    --------    --------    --------
Less dividends from investment
  income--net.............................       (.58)       (.56)       (.68)       (.61)       (.63)
                                             --------    --------    --------    --------    --------
Net asset value, end of year..............   $   7.26    $   7.67    $   7.55    $   8.12    $   7.86
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share........      2.42%       9.44%       1.51%      11.68%      28.28%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       .64%        .60%        .59%        .57%        .56%
                                             ========    ========    ========    ========    ========
Investment income--net....................      7.77%       7.45%       7.78%       7.77%       8.15%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $162,681    $213,937    $246,483    $318,363    $335,627
                                             ========    ========    ========    ========    ========
Portfolio turnover........................        55%         56%         24%         55%         78%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------



*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock High Income V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined

--------------------------------------------------------------------------------


and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain investments, may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays

--------------------------------------------------------------------------------


and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations of the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $8,175,669 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses, $46,402 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income and $40,425 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to expiration of capital loss carryforwards, distributions paid in excess of taxable income and amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock Total Return V.I. Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2007, the aggregate average daily net assets of the Fund and the Company's BlackRock Total Return V.I. Fund was approximately $587,306,000. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

--------------------------------------------------------------------------------

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, there were no securities lending agent fees paid to BIM.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $3,674 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2007 were $103,210,671 and $130,202,282, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $41,025,406 and $36,076,306 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2007                Shares        Amount
--------------------------------------------------------
Shares sold.................      174,377   $  1,338,555

Shares issued to
  shareholders in
  reinvestment of
  dividends.................    2,197,614     16,639,882
                               ----------   ------------

Total issued................    2,371,991     17,978,437

Shares redeemed.............   (7,828,550)   (59,001,661)
                               ----------   ------------

Net decrease................   (5,456,559)  $(41,023,224)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2006                Shares        Amount
--------------------------------------------------------
Shares sold.................      210,493   $  1,597,498

Shares issued to
  shareholders in
  reinvestment of
  dividends.................    2,253,509     17,098,627
                               ----------   ------------

Total issued................    2,464,002     18,696,125

Shares redeemed.............   (7,213,353)   (54,772,597)
                               ----------   ------------

Net decrease................   (4,749,351)  $(36,076,472)
                               ==========   ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      12    $    92

Shares redeemed..................    (163)    (1,183)
                                     ----    -------

Net decrease.....................    (151)   $(1,091)
                                     ====    =======
----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......     11         $83
                                      --         ---

Net increase.....................     11         $83
                                      ==         ===

-----------------------------------------------------



----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      12    $    90

Shares redeemed..................    (163)    (1,181)
                                     ----    -------

Net decrease.....................    (151)   $(1,091)
                                     ====    =======
----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......     11         $83
                                      --         ---

Net increase.....................     11         $83
                                      ==         ===

-----------------------------------------------------


5.  UNFUNDED LOAN COMMITMENTS:

As of December 31, 2007, the Fund had unfunded loan commitments of approximately $37,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:

---------------------------------------------------------
                                                Value of
                                Unfunded       Underlying
Borrower                       Commitment         Loan
---------------------------------------------------------
Community Health Systems....     $37,245         $37,468

---------------------------------------------------------

--------------------------------------------------------------------------------

6.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

7.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

---------------------------------------------------------
                              12/31/2007       12/31/2006
---------------------------------------------------------
Distributions paid from:

Ordinary income...........   $15,352,003      $16,963,040
                             -----------      -----------

Total taxable
  distributions...........   $15,352,003      $16,963,040
                             ===========      ===========

---------------------------------------------------------


  As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------
Capital loss carryforward.........   $(192,852,805)*

Unrealized losses--net............      (8,356,493)**
                                     -------------

Total accumulated losses--net.....   $(201,209,298)
                                     =============

--------------------------------------------------


* On December 31, 2007, the Fund had a net capital loss carryforward of $192,852,805, of which $23,145,308 expires in 2008, $35,064,410 expires in
   2009, $63,839,053 expires in 2010, $44,871,728 expires in 2011, $8,918,857 expires in 2012, $12,665,469 expires in 2013 and $4,347,980 expires in 2014.
   This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and the accounting for swap agreements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock High Income V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Income V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Income V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2008

--------------------------------------------------------------------------------

     BLACKROCK INTERNATIONAL VALUE V.I. FUND

     ------------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund posted positive absolute returns, but lagged the MSCI EAFE Index for the fiscal year ended December 31, 2007. The Fund's value bias was a substantial headwind, as the MSCI EAFE Value Index (+5.96%) significantly underperformed the MSCI EAFE Growth Index (+16.45%).

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund benefited from its exposure to more cyclically oriented sectors such as materials and industrials. Within materials, holdings in South Korean specialty steel maker POSCO and Dutch steel giant ArcelorMittal, along with German chemical company Bayer AG, were positive contributors. Within capital goods, German construction company Hochtief AG and German industrial conglomerate Siemens AG were standouts for the Fund.

  - In the second half of the year, against a backdrop of increased market volatility, the Fund's large-cap, defensive exposure was beneficial. During this time, holdings in telecommunications (Vodafone Group Plc and Deutsche Telekom AG) and consumer staples (British American Tobacco Plc and Nestle
    SA) outperformed. In addition, Fund holdings in power utilities, such as Electricite de France SA and Fortum Oyj, delivered strong performance, benefiting not only from their defensive profile, but also from continued strength in the price of oil.

  - In terms of regional allocation, the Fund's underweight position in Japan was positive, as was its overweight in continental Europe, especially Germany.

  - Detracting from performance was stock selection in the financials sector, particularly our exposure to the more market-sensitive areas within diversified financials and banking. Stocks that underperformed included Japanese financial company ORIX Corp., investment bank UBS AG and commercial banks Societe Generale SA, HBOS Plc and Sumitomo Mitsui Financial Group, Inc. Other stocks that disappointed included Japanese house builder Sekisui House Ltd. and camera manufacturer Canon, Inc. Our avoidance of Nokia Corp. hindered the Fund's relative returns as the stock rose 94% during the period.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - We significantly reduced the Fund's exposure to the financials sector, predominantly in commercial banks but also in investment banks and re-insurers. Key transactions included the sale of Barclays Plc, ING Groep NV, Allied Irish Banks Plc, BNP Paribas and Credit Agricole SA. The proceeds from these sales were reinvested mainly in large-cap defensive areas of the market, such as food, beverage & tobacco, where we established positions in Nestle, Unilever Plc and British American Tobacco. We also added selected names in the materials sector, including Akzo Nobel NV, the world's largest coatings manufacturer, and mining company Anglo American Plc, as well as real estate in Hong Kong.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the period overweight in food, beverage & tobacco, energy and materials, and underweight in banks, pharmaceuticals and media. We maintained our underweight position in Japan in favor of continental Europe.

  - We remain optimistic on the prospects for international equities and are actively looking for opportunities among stocks we believe to be oversold. Global economic growth is moderating in response to a weaker U.S. economy and the impact of higher credit costs, but central banks are determined to ensure stability in the world financial system by applying the appropriate monetary measures. At current prices, stocks carry attractive valuations and, we believe, will begin to respond positively once markets look forward to a resumption of stronger growth.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                               BLACKROCK INTERNATIONAL
                                      VALUE V.I.              MORGAN STANLEY
                                    FUND+-CLASS I         CAPITAL INTERNATIONAL
                                       SHARES*                 EAFE INDEX++
                               -----------------------    ---------------------
6/10/98**                               10000                     10000
12/98                                    9570                     10351
12/99                                   11644                     13142
12/00                                   11979                     11280
12/01                                   10433                      8861
12/02                                    9230                      7449
12/03                                   13128                     10323
12/04                                   16086                     12413
12/05                                   17965                     14093
12/06                                   22979                     17806
12/07                                   25354                     19794




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, shares of the Fund were designated Class I Shares.

**  Commencement of operations.

+ The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.

++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars). The starting date for the Index in the graph is from 6/30/98.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +10.34%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07+                                                +22.40
---------------------------------------------------------------------------------

Inception (6/10/98) through 12/31/07+                                     +10.22
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                    -0.40%        +10.34%

------------------------------------------------------------------------------------------

MSCI EAFE Index**                                                  +0.39         +11.17
------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

+ For a portion of the period, the Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------
Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $  996.00              $4.45
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,020.84              $4.51
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .88% for Class I, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
GEOGRAPHIC ALLOCATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
United Kingdom..................................................            20.0%
Japan...........................................................            16.4
Germany.........................................................            15.9
Switzerland.....................................................            12.4
France..........................................................             8.6
Italy...........................................................             6.5
Australia.......................................................             5.3
Netherlands.....................................................             3.7
Spain...........................................................             2.7
Hong Kong.......................................................             2.5
Luxembourg......................................................             2.0
Ireland.........................................................             1.3
South Korea.....................................................             1.2
Sweden..........................................................             1.1
Finland.........................................................             0.4

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock International Value V.I. Fund of BlackRock Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:


-------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES WITHHELD
                                                                              FOR               FROM VOTING
-------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                             James H. Bodurtha                19,255,965             1,637,453

                                         Bruce R. Bond                    19,255,965             1,637,453

                                         Donald W. Burton                 19,143,410             1,750,008

                                         Richard S. Davis                 19,143,410             1,750,008

                                         Stuart E. Eizenstat              19,143,410             1,750,008

                                         Laurence D. Fink                 19,143,410             1,750,008

                                         Kenneth A. Froot                 19,255,965             1,637,453

                                         Henry Gabbay                     19,143,410             1,750,008

                                         Robert M. Hernandez              19,255,965             1,637,453

                                         John F. O'Brien                  19,143,410             1,750,008

                                         Roberta Cooper Ramo              19,143,514             1,749,904

                                         Jean Margo Reid                  19,256,069             1,637,349

                                         David H. Walsh                   19,143,410             1,750,008

                                         Fred G. Weiss                    19,255,965             1,637,453

                                         Richard R. West                  19,255,965             1,637,453

-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

--------------------------------------------------------------------------------



                                            SHARES
COMMON STOCKS                                 HELD      VALUE
----------------------------------------------------------------
AUSTRALIA--5.2%
CONSTRUCTION & ENGINEERING--1.3%
United Group Ltd. ....................     277,400  $  4,632,584

----------------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.2%
MFS Ltd. .............................   1,061,768     4,051,257
----------------------------------------------------------------


METALS & MINING--2.7%
BHP Billiton Ltd. ....................     189,973     6,641,082
Rio Tinto Ltd. .......................      24,171     2,811,891
                                                    ------------
                                                       9,452,973
----------------------------------------------------------------

TOTAL COMMON STOCKS IN AUSTRALIA                      18,136,814
----------------------------------------------------------------


FINLAND--0.5%
ELECTRIC UTILITIES--0.5%
Fortum Oyj............................      33,851     1,520,608
----------------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                         1,520,608
----------------------------------------------------------------


FRANCE--8.6%
COMMERCIAL BANKS--1.6%
Societe Generale SA...................      39,221     5,672,503
----------------------------------------------------------------


ELECTRIC UTILITIES--1.8%
Electricite de France SA..............      52,674     6,274,128
----------------------------------------------------------------


INSURANCE--1.3%
AXA SA................................     110,648     4,411,422
----------------------------------------------------------------


MACHINERY--1.2%
Vallourec SA..........................      15,372     4,157,551
----------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--2.7%
Total SA..............................     111,000     9,190,851
----------------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                         29,706,455
----------------------------------------------------------------


GERMANY--15.8%
AIR FREIGHT & LOGISTICS--1.8%
Deutsche Post AG......................     177,081     6,080,386
----------------------------------------------------------------


AUTOMOBILES--1.4%
Bayerische Motoren Werke AG...........      79,496     4,932,306
----------------------------------------------------------------


CHEMICALS--2.1%
Bayer AG..............................      79,570     7,276,727
----------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--2.1%
Deutsche Telekom AG...................     337,349     7,424,857
----------------------------------------------------------------


ELECTRIC UTILITIES--1.9%
E.ON AG...............................      30,343     6,450,714
----------------------------------------------------------------


INDUSTRIAL CONGLOMERATES--3.0%
Siemens AG............................      66,393    10,556,654
----------------------------------------------------------------


INSURANCE--1.7%
Allianz AG Registered Shares..........      27,518     5,928,470
----------------------------------------------------------------


MULTI-UTILITIES--1.8%
RWE AG................................      44,017     6,171,645
----------------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                        54,821,759
----------------------------------------------------------------


HONG KONG--2.5%
REAL ESTATE MANAGEMENT &
DEVELOPMENT--2.5%
Kerry Properties Ltd. ................     555,000     4,413,037
New World Development Ltd. ...........   1,212,000     4,243,227
----------------------------------------------------------------

TOTAL COMMON STOCKS IN HONG KONG                       8,656,264
----------------------------------------------------------------


IRELAND--1.3%
CONSTRUCTION MATERIALS--1.3%
CRH Plc...............................     130,860     4,544,684
----------------------------------------------------------------

TOTAL COMMON STOCKS IN IRELAND                         4,544,684
----------------------------------------------------------------


ITALY--6.5%
COMMERCIAL BANKS--3.6%
Banca Intesa SpA......................     798,042     6,280,251
UniCredito Italiano SpA...............     742,504     6,106,325
                                                    ------------
                                                      12,386,576
----------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--2.9%
Eni SpA...............................     276,943    10,107,420
----------------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                          22,493,996
----------------------------------------------------------------


JAPAN--16.4%
AUTO COMPONENTS--0.9%
NOK Corp. ............................     150,400     3,164,506
----------------------------------------------------------------


AUTOMOBILES--4.0%
Honda Motor Co., Ltd. ................     142,000     4,690,948
Mazda Motor Corp. ....................     300,000     1,484,815
Toyota Motor Corp. ...................     146,000     7,775,772
                                                    ------------
                                                      13,951,535
----------------------------------------------------------------


BEVERAGES--1.2%
Asahi Breweries Ltd. .................     241,000     4,065,185
----------------------------------------------------------------


BUILDING PRODUCTS--1.0%
Nippon Sheet Glass Co., Ltd. .........     671,000     3,387,237
----------------------------------------------------------------


COMMERCIAL BANKS--0.6%
Sumitomo Mitsui Financial Group,
  Inc. ..............................          270     1,998,075
----------------------------------------------------------------


CONSUMER FINANCE--1.1%
ORIX Corp. ...........................      21,900     3,683,300
----------------------------------------------------------------


HOUSEHOLD DURABLES--0.5%
Sekisui House Ltd. ...................     149,000     1,592,567
----------------------------------------------------------------


METALS & MINING--0.7%
Sumitomo Metal Industries Ltd. .......     555,000     2,537,988
----------------------------------------------------------------


OFFICE ELECTRONICS--2.3%
Canon, Inc. ..........................     110,000     5,034,325
Ricoh Co., Ltd. ......................     160,000     2,921,014
                                                    ------------
                                                       7,955,339
----------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--0.9%
Nippon Mining Holdings, Inc. .........     514,000     3,260,093
----------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--2.1%
Itochu Corp. .........................     425,000     4,101,097
Sojitz Corp. .........................     940,000     3,352,499
                                                    ------------
                                                       7,453,596
----------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--1.1%
KDDI Corp. ...........................         500     3,699,537
----------------------------------------------------------------

TOTAL COMMON STOCKS IN JAPAN                          56,748,958
----------------------------------------------------------------


LUXEMBOURG--2.0%
METALS & MINING--2.0%
ArcelorMittal.........................      91,165     7,066,930
----------------------------------------------------------------

TOTAL COMMON STOCKS IN LUXEMBOURG                      7,066,930
----------------------------------------------------------------


NETHERLANDS--3.6%
CHEMICALS--1.9%
Akzo Nobel NV.........................      82,882     6,672,180
----------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.7%
Fortis................................     227,830     5,981,598
----------------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS                12,653,778
----------------------------------------------------------------


SOUTH KOREA--1.2%
INSURANCE--1.2%
Dongbu Insurance Co., Ltd. ...........      70,477     4,056,836
----------------------------------------------------------------

TOTAL COMMON STOCKS IN SOUTH KOREA                     4,056,836
----------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                            SHARES
COMMON STOCKS                                 HELD      VALUE
----------------------------------------------------------------


SPAIN--2.6%
COMMERCIAL BANKS--2.6%
Banco Santander SA....................     423,599  $  9,148,890
----------------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                           9,148,890
----------------------------------------------------------------


SWEDEN--1.1%
DIVERSIFIED FINANCIAL SERVICES--1.1%
Investor AB...........................     170,688     3,863,623
----------------------------------------------------------------

TOTAL COMMON STOCKS IN SWEDEN                          3,863,623
----------------------------------------------------------------


SWITZERLAND--12.3%
CAPITAL MARKETS--2.6%
Credit Suisse Group...................      76,906     4,629,399
UBS AG................................      95,582     4,407,066
                                                    ------------
                                                       9,036,465
----------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.7%
Swisscom AG...........................      14,674     5,728,081
----------------------------------------------------------------


FOOD PRODUCTS--3.2%
Nestle SA Registered Shares...........      24,380    11,195,059
----------------------------------------------------------------


INSURANCE--2.3%
Swiss Reinsurance Co. Registered
  Shares.............................       58,535     4,141,021
Zurich Financial Services AG..........      13,268     3,893,979
                                                    ------------
                                                       8,035,000
----------------------------------------------------------------


PHARMACEUTICALS--2.5%
Novartis AG Registered Shares.........     160,325     8,767,747
----------------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND                    42,762,352
----------------------------------------------------------------


UNITED KINGDOM--19.8%
AEROSPACE & DEFENSE--1.9%
BAE Systems Plc.......................     660,482     6,554,563
----------------------------------------------------------------


COMMERCIAL BANKS--1.1%
HBOS Plc..............................     270,779     3,937,410


FOOD PRODUCTS--3.0%
Unilever Plc..........................     280,676    10,526,712
----------------------------------------------------------------


INSURANCE--1.3%
Prudential Plc........................     316,124     4,451,284
----------------------------------------------------------------


METALS & MINING--1.7%
Anglo American Plc....................      98,366     5,970,956
----------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--5.8%
BP Plc................................     739,833     9,040,946
Royal Dutch Shell Plc Class B.........     261,898    10,917,408
                                                    ------------
                                                      19,958,354
----------------------------------------------------------------


TOBACCO--2.1%
British American Tobacco Plc..........     189,857     7,422,102
----------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--2.9%
Vodafone Group Plc....................   2,695,583    10,119,006
----------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM             68,940,387
----------------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$279,602,260)--99.4%                          345,122,334
----------------------------------------------------------------


----------------------------------------------------------------

                                        BENEFICIAL
SHORT-TERM SECURITIES                     INTEREST
----------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash
  Sweep Series, 5.04%(a)(b)..........   $1,787,920     1,787,920
----------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,787,920)--0.5%                               1,787,920
----------------------------------------------------------------

TOTAL INVESTMENTS
(COST--$281,390,180*)--99.9%......................   346,910,254
OTHER ASSETS LESS LIABILITIES--0.1%...............       388,347
                                                    ------------
NET ASSETS--100.0%................................  $347,298,601
                                                    ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $284,322,786
                                     ============
Gross unrealized appreciation....    $ 73,935,144
Gross unrealized depreciation....     (11,347,676)
                                     ------------
Net unrealized appreciation......    $ 62,587,468
                                     ============



(a)  Represents the current yield as of December 31, 2007.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                    NET        INTEREST
AFFILIATE                        ACTIVITY       INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series....    $(1,108,591)    $216,387
BlackRock Liquidity Series,
  LLC Money Market Series..              --    $135,396

-------------------------------------------------------


- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$279,602,260).........................................              $345,122,334
Investments in affiliated securities, at value (identified
  cost--$1,787,920)...........................................                 1,787,920
Foreign cash (cost--$198).....................................                       198
Dividends receivable..........................................                   940,603
Prepaid expenses..............................................                    13,296
                                                                            ------------
Total assets..................................................               347,864,351
                                                                            ------------

----------------------------------------------------------------------------------------

LIABILITIES:
Payables:
  Capital shares redeemed.....................................   $245,845
  Investment adviser..........................................    224,132
  Other affiliates............................................      4,700        474,677
                                                                 --------
Accrued expenses..............................................                    91,073
                                                                            ------------
Total liabilities.............................................                   565,750
                                                                            ------------
----------------------------------------------------------------------------------------

NET ASSETS....................................................              $347,298,601
                                                                            ============
----------------------------------------------------------------------------------------

NET ASSETS
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized...........................................              $  2,415,928
Paid-in capital in excess of par..............................               269,595,949
Accumulated distributions in excess of investment
  income--net.................................................                (2,005,406)
Undistributed realized capital gains--net.....................                11,695,235
Unrealized appreciation--net..................................                65,596,895
                                                                            ------------

NET ASSETS....................................................              $347,298,601
                                                                            ============
----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $347,298,601 and 24,159,280
  shares outstanding..........................................              $      14.38
                                                                            ============
----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $1,086,448 foreign withholding tax)......                   $ 10,640,435
Interest (including $216,387 from affiliates)..............                        239,818
Securities lending--net....................................                        135,396
                                                                              ------------
Total income...............................................                     11,015,649
                                                                              ------------

------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees...................................   $  2,971,280
Custodian fees.............................................        176,762
Accounting services........................................        136,293
Printing and shareholder reports...........................         59,259
Professional fees..........................................         47,630
Directors' fees and expenses...............................         23,546
Pricing fees...............................................          8,632
Transfer agent fees--Class I...............................          5,000
Distribution fees--Class III...............................              4
Distribution fees--Class II................................              3
Other......................................................         18,496
                                                              ------------
Total expenses.............................................                      3,446,905
                                                                              ------------
Investment income--net.....................................                      7,568,744
                                                                              ------------
------------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net.........................................     83,322,325
  Foreign currency transactions--net.......................       (207,324)     83,115,001
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................    (50,470,887)
  Foreign currency transactions--net.......................         28,718     (50,442,169)
                                                              ------------    ------------
Total realized and unrealized gain--net....................                     32,672,832
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                   $ 40,241,576
                                                                              ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                     FOR YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $  7,568,744    $  9,511,072
Realized gain--net.........................................     83,115,001      43,134,195
Change in unrealized appreciation/depreciation--net........    (50,442,169)     41,248,419
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     40,241,576      93,893,686
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................     (8,742,357)    (12,796,099)
  Class II.................................................            (47)            (52)
  Class III................................................            (46)            (52)
Realized gain--net:
  Class I..................................................    (69,708,411)    (34,333,035)
  Class II.................................................           (365)           (141)
  Class III................................................           (365)           (141)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders............................    (78,451,591)    (47,129,520)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................    (19,980,421)      2,445,198
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets....................    (58,190,436)     49,209,364
Beginning of year..........................................    405,489,037     356,279,673
                                                              ------------    ------------
End of year*...............................................   $347,298,601    $405,489,037
                                                              ============    ============
------------------------------------------------------------------------------------------

* Accumulated distributions in excess of investment
  income--net..............................................   $ (2,005,406)   $ (3,577,018)
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                         --------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                          --------------------------------------------------------
FINANCIAL STATEMENTS.                          2007       2006        2005        2004         2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  16.80   $  14.86    $  13.67    $  11.41     $   8.26
                                             --------   --------    --------    --------     --------
Investment income--net*...................        .34        .42         .35         .20          .19
Realized and unrealized gain--net.........       1.42       3.73        1.24        2.37         3.29
                                             --------   --------    --------    --------     --------
Total from investment operations..........       1.76       4.15        1.59        2.57         3.48
                                             --------   --------    --------    --------     --------
Less dividends and distributions:
  Investment income--net..................       (.50)      (.60)       (.40)       (.31)        (.33)
  Realized gain--net......................      (3.68)     (1.61)         --          --           --
                                             --------   --------    --------    --------     --------
Total dividends and distributions.........      (4.18)     (2.21)       (.40)       (.31)        (.33)
                                             --------   --------    --------    --------     --------
Net asset value, end of year..............   $  14.38   $  16.80    $  14.86    $  13.67     $  11.41
                                             ========   ========    ========    ========     ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share........     10.34%     27.91%+     11.68%++    22.54%       42.24%+++
                                             ========   ========    ========    ========     ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and excluding
  reorganization expenses.................       .87%       .87%        .70%        .86%         .87%
                                             ========   ========    ========    ========     ========
Expenses, net of waiver...................       .87%       .87%        .70%        .86%         .89%
                                             ========   ========    ========    ========     ========
Expenses..................................       .87%       .87%        .88%        .86%         .89%
                                             ========   ========    ========    ========     ========
Investment income--net....................      1.91%      2.49%       2.30%       1.69%        2.08%
                                             ========   ========    ========    ========     ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $347,299   $405,486    $356,277    $373,950     $319,892
                                             ========   ========    ========    ========     ========
Portfolio turnover........................        79%        62%         78%         62%          54%
                                             ========   ========    ========    ========     ========
-----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

+ In 2006, approximately .13% of the Fund's total investment return consisted of a payment by Merrill Lynch Investment Managers, L.P. in order to resolve a regulatory issue relating to an investment.

++ In 2005, Merrill Lynch Investment Managers, L.P. fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

+++ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by Merrill Lynch Investment Managers, L.P. for the realized losses on foreign currency transactions.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.,
BlackRock International Value V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock International Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Fund are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be

--------------------------------------------------------------------------------


valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

--------------------------------------------------------------------------------

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,745,318 has been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income as a result of differences attributable to gains on sales of investments in passive foreign investment companies and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI"), (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

--------------------------------------------------------------------------------

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management International Limited, an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $51,488 in securities lending agent fees.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $7,310 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $305,414,059 and $396,334,767, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets derived from capital share transactions was $(19,980,421) and $2,445,198 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:



---------------------------------------------------------
Class I Shares for the
Year Ended                                      Dollar
December 31, 2007              Shares           Amount
---------------------------------------------------------
Shares sold...............      165,496     $   2,940,147

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........    5,425,364        78,450,768
                             ----------     -------------

Total issued..............    5,590,860        81,390,915

Shares redeemed...........   (5,570,204)     (101,368,484)
                             ----------     -------------

Net increase (decrease)...       20,656     $ (19,977,569)
                             ==========     =============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares for the Year
Ended                                           Dollar
December 31, 2006               Shares          Amount
---------------------------------------------------------
Shares sold................    1,550,115     $ 26,152,368

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........    2,804,156       47,129,134
                              ----------     ------------

Total issued...............    4,354,271       73,281,502

Shares redeemed............   (4,199,144)     (70,836,690)
                              ----------     ------------

Net increase...............      155,127     $  2,444,812
                              ==========     ============
---------------------------------------------------------



-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................      28      $   412

Shares redeemed.................    (127)     $(1,838)
                                    ----      -------

Net decrease....................     (99)     $(1,426)
                                    ====      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................     11        $193
                                      --        ----

Net increase.....................     11        $193
                                      ==        ====

-----------------------------------------------------



-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................      28      $   411

Shares redeemed.................    (127)     $(1,837)
                                    ----      -------

Net decrease....................     (99)     $(1,426)
                                    ====      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................     11        $193
                                      --        ----

Net increase.....................     11        $193
                                      ==        ====

-----------------------------------------------------

--------------------------------------------------------------------------------

5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                              12/31/2007      12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary Income...........   $19,836,716     $22,070,832

Net long term-capital
  gain....................    58,614,875      25,058,688
                             -----------     -----------

Total taxable
  distributions...........   $78,451,591     $47,129,520
                             ===========     ===========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------
Undistributed ordinary
  income--net.....................     $ 3,565,782

Undistributed long-term capital
  gains--net......................       9,056,653
                                       -----------

Total undistributed
  earnings--net...................      12,622,435

Unrealized gains--net.............      62,664,289*
                                       -----------

Total accumulated earnings--net...     $75,286,724
                                       ===========

--------------------------------------------------



* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock International Value V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock International Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock International Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2008

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP CORE V.I. FUND

     --------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund generated strong absolute returns and outperformed its benchmark, the Russell 1000 Index, for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Strong performance generated by asset allocation decisions was partially offset by disappointing stock selection results. The combination of allocation and stock selection in financials, materials and health care, along with stock selection in consumer discretionary, contributed to performance. The combination of allocation and stock selection in consumer staples, as well as stock selection in information technology, detracted from the Fund's returns.

  - In terms of financials, the Fund is significantly underweight the benchmark, notably among banks, thrifts & mortgage finance and real estate investment trusts (REITs). Within materials, the Fund is overweight in metals, and within health care, overweight in providers & services. These allocation decisions contributed to the Fund's strong relative performance.

  - Stock selection within health care was positive, as our longstanding preference for service providers over product companies continued to generate alpha. The biggest individual contributors to performance were Citigroup, Inc., Southern Copper Corp., Monsanto Co., The Mosaic Co., Express Scripts, Inc., Medco Health Solutions, Inc. and GameStop Corp.

  - Within industrials, our underweight position offset favorable results from stock selection. Similarly, positive results generated by overweighting energy and information technology were offset by poor stock selection, most notably in semiconductors and computers & peripherals.

  - Stock selection and an underweight position in consumer staples hindered performance. The largest individual detractors were Continental Airlines, Inc., Integrated Device Technology, Inc., Teradyne, Inc. and Intel Corp. Additionally, performance was hurt by lack of ownership of richly valued Google, Inc. and Apple Inc.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the period, we increased the Fund's exposure to the industrials, energy and health care sectors. The largest purchases included American International Group, Inc., ConocoPhillips, UnitedHealth Group, Inc., Eli Lilly & Co. and Dell, Inc.

  - We reduced exposure to financials, consumer discretionary and consumer staples. The largest sales included Citigroup, Johnson & Johnson, Schering-Plough Corp. and Prudential Financial, Inc.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the year overweight in information technology, health care, energy and materials, and underweight in financials, consumer staples, utilities, telecommunication services and consumer discretionary.

  - We believe stocks are now more susceptible to economic and earnings disappointments than during the initial stages of the Federal Reserve Board's (the "Fed") easing cycle. However, we believe more monetary relief should be in the pipeline, as economic conditions warrant further stimulus. Importantly, we do not believe inflation stands in the way of more Fed interest rate cuts. As the economic data worsens, reflation should strengthen as the dominant market force, setting the stage for higher valuations.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                 BLACKROCK LARGE
                                    CAP CORE
                                V.I. FUND+-CLASS    RUSSELL 1000(R)
                                    I SHARES*           INDEX++
                                ----------------    ---------------
12/97                                 10000              10000
12/98                                 11558              12702
12/99                                 15190              15359
12/00                                 13693              14162
12/01                                 12681              12399
12/02                                 10528               9714
12/03                                 13846              12618
12/04                                 16171              14057
12/05                                 18305              14938
12/06                                 21004              17248
12/07                                 22756              18243




[PERFORMANCE GRAPH]

                                  BLACKROCK LARGE
                                     CAP CORE
                                 V.I. FUND+-CLASS    RUSSELL 1000
                                    II SHARES*          INDEX++
                                 ----------------    ------------
9/30/04**                              10000             10000
12/04                                  11361             10980
12/05                                  12853             11668
12/06                                  14731             13472
12/07                                  15933             14250




[PERFORMANCE GRAPH]

                                  BLACKROCK LARGE
                                     CAP CORE
                                 V.I. FUND+-CLASS    RUSSELL 1000
                                    III SHARES*         INDEX++
                                 ----------------    ------------
9/30/04**                              10000             10000
12/04                                  11361             10980
12/05                                  12887             11668
12/06                                  14778             13472
12/07                                  15978             14250


* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**  Commencement of operations.

+ The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.

++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 1000 is a registered trademark of the Frank Russell Company.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------

PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   + 8.34%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +16.67
---------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                  + 8.57
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class II Shares*

--------------------------------------------------------------------------------

PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   + 8.16%

---------------------------------------------------------------------------------

Inception (9/30/04) through 12/31/07                                      +15.40
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Average Annual Total Return--Class III Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                            RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/07                                                  + 8.12%

--------------------------------------------------------------------------------

Inception (9/30/04) through 12/31/07                                     +15.50
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------

                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                    +1.73%         +8.34%

------------------------------------------------------------------------------------------

Class II Shares*                                                   +1.66          +8.16
------------------------------------------------------------------------------------------

Class III Shares*                                                  +1.59          +8.12
------------------------------------------------------------------------------------------

Russell 1000 Index**                                               -1.31          +5.77
------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,017.30              $2.91
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,016.60              $3.68
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,015.90              $3.98
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,022.41              $2.92
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,021.65              $3.69
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,021.35              $4.00
----------------------------------------------------------------------------------------------------



* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.57% for Class I, .72% for Class II and .78% for Class
    III), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................            26.3%
Health Care.....................................................            19.3
Energy..........................................................            18.3
Industrials.....................................................            11.6
Consumer Discretionary..........................................             9.5
Financials......................................................             7.4
Materials.......................................................             6.0
Consumer Staples................................................             0.8
Telecommunication Services......................................             0.8

----------------------------------------------------------------------------------------


For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:


-------------------------------------------------------------------------------------------------------------
                                                                         SHARES VOTED         SHARES WITHHELD
                                                                              FOR               FROM VOTING
-------------------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                             James H. Bodurtha                13,369,531              303,706

                                         Bruce R. Bond                    13,369,531              303,706

                                         Donald W. Burton                 13,369,531              303,706

                                         Richard S. Davis                 13,369,531              303,706

                                         Stuart E. Eizenstat              13,369,531              303,706

                                         Laurence D. Fink                 13,369,531              303,706

                                         Kenneth A. Froot                 13,369,513              303,724

                                         Henry Gabbay                     13,369,506              303,731

                                         Robert M. Hernandez              13,369,531              303,706

                                         John F. O'Brien                  13,369,531              303,706

                                         Roberta Cooper Ramo              13,369,546              303,691

                                         Jean Margo Reid                  13,369,546              303,691

                                         David H. Walsh                   13,369,531              303,706

                                         Fred G. Weiss                    13,369,531              303,706

                                         Richard R. West                  13,369,513              303,724

-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------



                                  SHARES
COMMON STOCKS                       HELD      VALUE
------------------------------------------------------
AEROSPACE & DEFENSE--2.9%
Goodrich Corp. ............       26,000  $  1,835,860
Honeywell International,
  Inc. ....................      105,000     6,464,850
Lockheed Martin Corp. .....       54,000     5,684,040
                                          ------------
                                            13,984,750

------------------------------------------------------


AIRLINES--0.7%
Continental Airlines, Inc.
  Class B(a)...............      144,000     3,204,000
------------------------------------------------------


AUTO COMPONENTS--0.1%
Gentex Corp.(d)                   34,000       604,180
------------------------------------------------------


BIOTECHNOLOGY--0.9%
Biogen Idec, Inc.(a)              72,000     4,098,240
------------------------------------------------------


CAPITAL MARKETS--2.1%
The Charles Schwab Corp. ..      223,000     5,697,650
The Goldman Sachs Group,
  Inc. ....................       21,000     4,516,050
Janus Capital Group,
  Inc. ....................        1,000        32,850
                                          ------------
                                            10,246,550
------------------------------------------------------


CHEMICALS--3.7%
E.I. du Pont de Nemours &
  Co. .....................      132,000     5,819,880
Monsanto Co. ..............       61,000     6,813,090
The Mosaic Co.(a)..........       56,000     5,283,040
                                          ------------
                                            17,916,010
------------------------------------------------------


COMMUNICATIONS EQUIPMENT--3.3%
ADC Telecommunications,
  Inc.(a)..................       43,000       668,650
Cisco Systems, Inc.(a).....      365,000     9,880,550
Juniper Networks,
  Inc.(a)(d)...............      162,000     5,378,400
                                          ------------
                                            15,927,600
------------------------------------------------------


COMPUTERS & PERIPHERALS--6.7%
Apple Inc.(a)..............        4,000       792,320
Dell, Inc.(a)..............      249,000     6,102,990
EMC Corp.(a)...............      320,000     5,929,600
Hewlett-Packard Co. .......      182,000     9,187,360
International Business
  Machines Corp. ..........       92,000     9,945,200
                                          ------------
                                            31,957,470
------------------------------------------------------


CONSTRUCTION & ENGINEERING--1.0%
Fluor Corp. ...............       34,000     4,954,480
------------------------------------------------------


CONTAINERS & PACKAGING--0.9%
Packaging Corp. of
  America(d)...............      153,000     4,314,600
------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES--1.1%
Apollo Group, Inc. Class
  A(a).....................       73,000     5,120,950
------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--1.2%
Bank of America Corp. .....       29,000     1,196,540
JPMorgan Chase & Co. ......      103,000     4,495,950
                                          ------------
                                             5,692,490
------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--0.8%
AT&T Inc. .................       87,000     3,615,720
------------------------------------------------------


ELECTRICAL EQUIPMENT--0.3%
Thomas & Betts Corp.(a)....       25,000     1,226,000
------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.1%
Agilent Technologies,
  Inc.(a)..................      140,000     5,143,600
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--2.2%
ENSCO International,
  Inc. ....................       86,000     5,127,320
National Oilwell Varco,
  Inc.(a)..................       74,000     5,436,040
                                          ------------
                                            10,563,360
------------------------------------------------------


FOOD & STAPLES RETAILING--0.2%
The Kroger Co. ............       42,000     1,121,820
------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--11.0%
Aetna, Inc. ...............      104,000     6,003,920
AmerisourceBergen Corp. ...      105,000     4,711,350
Coventry Health Care,
  Inc.(a)..................       23,000     1,362,750
Express Scripts, Inc.(a)...       75,000     5,475,000
Health Net, Inc.(a)........      102,000     4,926,600
Humana, Inc.(a)............       74,000     5,572,940
McKesson Corp. ............       80,000     5,240,800
Medco Health Solutions,
  Inc.(a)..................       58,000     5,881,200
UnitedHealth Group, Inc. ..      126,000     7,333,200
WellPoint, Inc.(a).........       74,000     6,492,020
                                          ------------
                                            52,999,780
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.5%
McDonald's Corp. ..........      121,000     7,128,110
------------------------------------------------------


HOUSEHOLD PRODUCTS--0.6%
The Procter & Gamble Co. ..       38,000     2,789,960
------------------------------------------------------


IT SERVICES--0.4%
Electronic Data Systems
  Corp. ...................      108,000     2,238,840
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--2.1%
General Electric Co. ......      205,000     7,599,350
Textron, Inc. .............       36,000     2,566,800
                                          ------------
                                            10,166,150
------------------------------------------------------


INSURANCE--4.1%
ACE Ltd. ..................       11,000       679,580
American International
  Group, Inc. .............      109,000     6,354,700
CNA Financial Corp. .......       28,000       944,160
MetLife, Inc. .............       91,000     5,607,420
The Travelers Cos., Inc. ..      111,000     5,971,800
                                          ------------
                                            19,557,660
------------------------------------------------------


INTERNET & CATALOG RETAIL--1.2%
Amazon.com, Inc.(a)........       64,000     5,928,960
------------------------------------------------------


INTERNET SOFTWARE & SERVICES--1.3%
eBay, Inc.(a)..............      181,000     6,007,390
------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--0.5%
Waters Corp.(a)............       31,000     2,451,170
------------------------------------------------------


MACHINERY--3.5%
AGCO Corp.(a)..............       73,000     4,962,540
Cummins, Inc. .............       43,000     5,476,910
Deere & Co. ...............       67,000     6,239,040
                                          ------------
                                            16,678,490
------------------------------------------------------


MEDIA--1.4%
Walt Disney Co. ...........      210,000     6,778,800
------------------------------------------------------


METALS & MINING--1.4%
Reliance Steel & Aluminum
  Co. .....................       30,000     1,626,000
Southern Copper Corp.(d)...       48,000     5,046,240
                                          ------------
                                             6,672,240
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--16.1%
Chevron Corp...............      123,000    11,479,590
ConocoPhillips.............      108,000     9,536,400
Exxon Mobil Corp. .........      239,000    22,391,910
Frontier Oil Corp. ........      111,000     4,504,380
Marathon Oil Corp. ........      101,000     6,146,860
Occidental Petroleum
  Corp. ...................       95,000     7,314,050
Sunoco, Inc. ..............       72,000     5,215,680
Tesoro Corp. ..............      102,000     4,865,400
Valero Energy Corp. .......       87,000     6,092,610
                                          ------------
                                            77,546,880
------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                                  SHARES
COMMON STOCKS                       HELD      VALUE
------------------------------------------------------


PHARMACEUTICALS--6.9%
Bristol-Myers Squibb Co. ..      226,000  $  5,993,520
Eli Lilly & Co. ...........      122,000     6,513,580
Johnson & Johnson..........       24,000     1,600,800
Merck & Co., Inc.(d).......      152,000     8,832,720
Pfizer, Inc. ..............      440,000    10,001,200
                                          ------------
                                            32,941,820
------------------------------------------------------


ROAD & RAIL--1.1%
CSX Corp. .................      124,000     5,453,520
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--6.4%
Analog Devices, Inc. ......       78,000     2,472,600
Applied Materials, Inc. ...      300,000     5,328,000
Integrated Device
  Technology, Inc.(a)(d)...      326,000     3,687,060
Intel Corp. ...............       14,000       373,240
Intersil Corp. Class A.....       60,000     1,468,800
KLA-Tencor Corp. ..........      101,000     4,864,160
Novellus Systems, Inc.(a)..       21,000       578,970
Nvidia Corp.(a)(d).........      155,000     5,273,100
Texas Instruments, Inc. ...      198,000     6,613,200
                                          ------------
                                            30,659,130
------------------------------------------------------


SOFTWARE--7.1%
Autodesk, Inc.(a)..........      107,000     5,324,320
McAfee, Inc.(a)............      129,000     4,837,500
Microsoft Corp. ...........      402,000    14,311,200
Novell, Inc.(a)............      320,000     2,198,400
Oracle Corp.(a)............      340,000     7,677,200
                                          ------------
                                            34,348,620


SPECIALTY RETAIL--3.0%
AutoZone, Inc.(a)..........       39,000     4,676,490
GameStop Corp. Class A(a)..       88,000     5,465,680
Tiffany & Co. .............       97,000     4,464,910
                                          ------------
                                            14,607,080
------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--1.1%
Nike, Inc. Class B.........       85,000     5,460,400
------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$416,850,786)--99.9%                480,106,820
------------------------------------------------------


------------------------------------------------------

                              BENEFICIAL
SHORT-TERM SECURITIES           INTEREST
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Money Market Series,
  4.78%(b)(c)(e)...........  $28,055,000    28,055,000
------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$28,055,000)--5.8%                   28,055,000
------------------------------------------------------

TOTAL INVESTMENTS
(COST--$444,905,786*)--105.7%...........   508,161,820
LIABILITIES IN EXCESS OF OTHER
ASSETS--(5.7%)..........................   (27,720,264)
                                          ------------
NET ASSETS--100.0%......................  $480,441,556
                                          ============
------------------------------------------------------


--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $ 447,297,462
                                     =============
Gross unrealized appreciation....    $  80,913,595
Gross unrealized depreciation....     (20,049,237)
                                     -------------
Net unrealized appreciation......    $  60,864,358
                                     =============



(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------
                                      NET        INTEREST
AFFILIATE                           ACTIVITY      INCOME
---------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep
  Series......................   $   (363,321)   $  5,939
BlackRock Liquidity Series,
  LLC Money Market Series.....   $(24,349,600)   $137,518

---------------------------------------------------------


(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2007.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $26,949,358) (identified
     cost--$416,850,786).....................................                $480,106,820
Investments in affiliated securities, at value (identified
  cost--$28,055,000).........................................                  28,055,000
Foreign cash (cost--$370)....................................                         369
Receivables:
  Securities sold............................................   $2,797,806
  Dividends..................................................      359,629
  Securities lending.........................................       10,183
  Capital shares sold........................................        4,587      3,172,205
                                                                ----------
Prepaid expenses and other assets............................                     206,714
                                                                             ------------
Total assets.................................................                 511,541,108
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value....................                  28,055,000
Bank overdraft...............................................                   1,059,235
Payables:
  Securities purchased.......................................    1,208,247
  Capital shares redeemed....................................      504,511
  Investment adviser.........................................      189,872
  Other affiliates...........................................        5,655
  Distributor................................................          503      1,908,788
                                                                ----------
Accrued expenses and other liabilities.......................                      76,529
                                                                             ------------
Total liabilities............................................                  31,099,552
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS...................................................                $480,441,556
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized..........................................                $  1,601,539
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized..........................................                      13,364
Paid-in capital in excess of par.............................                 411,373,648
Undistributed investment income--net.........................                      44,693
Undistributed realized capital gains--net....................                   4,152,279
Unrealized appreciation--net.................................                  63,256,033
                                                                             ------------
NET ASSETS...................................................                $480,441,556
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $476,467,104 and 16,015,386
  shares outstanding.........................................                $      29.75
                                                                             ============
Class II--Based on net assets of $3,974,452 and 133,643
  shares outstanding.........................................                $      29.74
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends..................................................                   $  7,467,481
Securities lending--net....................................                        137,518
Interest from affiliates...................................                          5,939
                                                                              ------------
Total income...............................................                      7,610,938
                                                                              ------------

------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees...................................   $  2,389,548
Accounting services........................................        184,932
Custodian fees.............................................        119,055
Printing and shareholder reports...........................         61,307
Professional fees..........................................         52,876
Directors' fees and expenses...............................         29,320
Transfer agent fees--Class I...............................          4,972
Distribution fees--Class II................................          4,113
Pricing services...........................................          1,056
Transfer agent fees--Class II..............................             28
Distribution fees--Class III...............................              4
Other......................................................         19,035
                                                              ------------
Total expenses.............................................                      2,866,246
                                                                              ------------
Investment income--net.....................................                      4,744,692
                                                                              ------------
------------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net..........................                     63,168,884
Change in unrealized appreciation/depreciation on:
  Investments--net.........................................    (25,818,043)
  Foreign currency transactions--net.......................              2     (25,818,041)
                                                              ------------    ------------
Total realized and unrealized gain--net....................                     37,350,843
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                   $ 42,095,535
                                                                              ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $  4,744,692    $  4,807,921
Realized gain--net.........................................     63,168,884      62,521,847
Change in unrealized appreciation/depreciation--net........    (25,818,041)      5,183,066
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     42,095,535      72,512,834
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................     (4,665,247)     (4,793,088)
  Class II.................................................        (34,740)        (14,820)
  Class III................................................            (12)            (13)
Realized gain--net:
  Class I..................................................    (65,725,473)    (58,124,010)
  Class II.................................................       (547,719)       (213,838)
  Class III................................................           (220)           (158)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders............................    (70,973,411)    (63,145,927)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................    (30,180,170)    (10,687,817)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (59,058,046)     (1,320,910)
Beginning of year..........................................    539,499,602     540,820,512
                                                              ------------    ------------
End of year*...............................................   $480,441,556    $539,499,602
                                                              ============    ============
------------------------------------------------------------------------------------------

* Undistributed investment income--net.....................   $     44,693              --
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                         --------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                          --------------------------------------------------------
FINANCIAL STATEMENTS.                          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  32.17    $  31.69    $  29.38    $  25.36    $  19.35
                                             --------    --------    --------    --------    --------
Investment income--net*...................        .31         .30         .19         .22         .08
Realized and unrealized gain--net.........       2.41        4.34        3.68        4.04        6.02
                                             --------    --------    --------    --------    --------
Total from investment operations..........       2.72        4.64        3.87        4.26        6.10
                                             --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................       (.34)       (.32)       (.20)       (.24)       (.09)
  Realized gain--net......................      (4.80)      (3.84)      (1.36)         --          --
                                             --------    --------    --------    --------    --------
Total dividends and distributions.........      (5.14)      (4.16)      (1.56)       (.24)       (.09)
                                             --------    --------    --------    --------    --------
Net asset value, end of year..............   $  29.75    $  32.17    $  31.69    $  29.38    $  25.36
                                             ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share........      8.34%      14.74%      13.20%      16.79%      31.52%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       .55%        .53%        .54%        .53%        .54%
                                             ========    ========    ========    ========    ========
Investment income--net....................       .91%        .91%        .62%        .84%        .39%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $476,467    $537,525    $538,794    $543,352    $517,720
                                             ========    ========    ========    ========    ========
Portfolio turnover........................        72%         72%         75%        131%        125%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**   Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                      CLASS II
                                                ----------------------------------------------------
                                                     FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            DECEMBER 31,               FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   ----------------------------     SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                            2007       2006       2005     TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $32.18    $ 31.69    $ 29.38           $ 26.07
                                                ------    -------    -------           -------
Investment income--net*......................      .24        .25        .16               .12
Realized and unrealized gain--net............     2.42       4.35       3.69              3.43
                                                ------    -------    -------           -------
Total from investment operations.............     2.66       4.60       3.85              3.55
                                                ------    -------    -------           -------
Less dividends and distributions:
  Investment income--net.....................     (.30)      (.27)      (.18)             (.24)
  Realized gain--net.........................    (4.80)     (3.84)     (1.36)               --
                                                ------    -------    -------           -------
Total dividends and distributions............    (5.10)     (4.11)     (1.54)             (.24)
                                                ------    -------    -------           -------
Net asset value, end of period...............   $29.74    $ 32.18    $ 31.69           $ 29.38
                                                ======    =======    =======           =======

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........    8.16%     14.61%     13.13%            13.61%++
                                                ======    =======    =======           =======
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................     .71%       .68%       .69%              .53%***
                                                ======    =======    =======           =======
Investment income--net.......................     .72%       .75%       .53%             1.70%***
                                                ======    =======    =======           =======
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....   $3,974    $ 1,973    $ 2,025           $     1
                                                ======    =======    =======           =======
Portfolio turnover...........................      72%        72%        75%              131%
                                                ======    =======    =======           =======
----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Commencement of operations.

++  Aggregate total investment return.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------

                                                             LARGE CAP CORE V.I. FUND
                                                                    CLASS III
                                               ----------------------------------------------------
                                                    FOR THE YEAR ENDED             FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE            DECEMBER 31,            SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE    --------------------------       TO DECEMBER 31,
FINANCIAL STATEMENTS.                            2007#      2006       2005              2004
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period ......  $32.23    $ 31.76    $ 29.38           $ 26.07
                                                ------    -------    -------           -------
   Investment income - net* ..................     .23        .28        .20               .12
   Realized and unrealized gain - net ........    2.42       4.35       3.74              3.43
                                                ------    -------    -------           -------
   Total from investment operations ..........    2.65       4.63       3.94              3.55
                                                ------    -------    -------           -------
   Less dividends and distributions:
    Investment income - net ..................    (.25)      (.32)      (.20)             (.24)
    Realized gain - net ......................   (4.80)     (3.84)     (1.36)                -
                                                ------    -------    -------           -------
   Total dividends and distributions .........   (5.05)     (4.16)     (1.56)             (.24)
                                                ------    -------    -------           -------
   Net asset value, end of period ............  $29.83    $ 32.23    $ 31.76           $ 29.38
                                                ======    =======    =======           =======

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN**
   Based on net asset value per share ........    8.12%     14.68%     13.43%            13.61%++
                                                ======    =======    =======           =======
---------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
   Expenses ..................................     .76%       .60%       .54%              .53%***
                                                ======    =======    =======           =======
   Investment income - net ...................     .68%       .85%       .67%             1.70%***
                                                ======    =======    =======           =======
---------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA
   Net assets, end of period (in thousands)...  $    0    $     1    $     1           $     1
                                                ======    =======    =======           =======
   Portfolio turnover ........................      72%        72%        75%              131%
                                                ======    =======    =======           =======

# On December 31, 2007, Class III shares were liquidated at the end of period net asset value.

*     Based on average shares outstanding.

**    Total investment returns exclude insurance-related fees and expenses.

***   Annualized.

+     Commencement of operations.

++    Aggregate total investment return.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Core V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III was liquidated on December 31, 2007 and currently is not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales prices as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities

--------------------------------------------------------------------------------


will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of an underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for

--------------------------------------------------------------------------------


any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

  (j) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2007, the Fund lent securities with a value of $4,165,140 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the

--------------------------------------------------------------------------------


Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $42,459 in securities lending agent fees.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $9,530 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $374,738,663 and $470,314,830, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $30,180,170 and $10,687,817 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

---------------------------------------------------------
Class I Shares for the
Year Ended                                      Dollar
December 31, 2007              Shares           Amount
---------------------------------------------------------
Shares sold...............       58,844     $   1,955,904

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........    2,347,922        70,390,720
                             ----------     -------------

Total issued..............    2,406,766        72,346,624

Shares redeemed...........   (3,098,853)     (104,923,813)
                             ----------     -------------

Net decrease..............     (692,087)    $ (32,577,189)
                             ==========     =============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares for the Year
Ended                                           Dollar
December 31, 2006               Shares          Amount
---------------------------------------------------------
Shares sold................      737,759     $ 25,473,386

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........    1,945,666       62,917,098
                              ----------     ------------

Total issued...............    2,683,425       88,390,484

Shares redeemed............   (2,980,333)     (98,969,388)
                              ----------     ------------

Net decrease...............     (296,908)    $(10,578,904)
                              ==========     ============
---------------------------------------------------------



------------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2007                Shares       Amount
------------------------------------------------------
Shares sold...................   61,992     $2,122,767

Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   19,434        582,459
                                 ------     ----------

Total issued..................   81,426      2,705,226

Shares redeemed...............   (9,113)      (306,841)
                                 ------     ----------

Net increase..................   72,313     $2,398,385
                                 ======     ==========
------------------------------------------------------



-------------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2006                Shares        Amount
-------------------------------------------------------
Shares sold..................    21,026     $   700,232

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............     7,068         228,658
                                -------     -----------

Total issued.................    28,094         928,890

Shares redeemed..............   (30,653)     (1,037,974)
                                -------     -----------

Net decrease.................    (2,559)    $  (109,084)
                                =======     ===========
-------------------------------------------------------



-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2007 *                Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................       8      $   232

Shares redeemed.................     (54)      (1,598)
                                     ---      -------

Net decrease....................     (46)     $(1,366)
                                     ===      =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      5        $171
                                       -        ----

Net increase.....................      5        $171
                                       =        ====

-----------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                              12/31/2007      12/31/2006
--------------------------------------------------------
Distributions paid from:

  Ordinary income.........   $ 7,850,953     $ 6,266,341

  Net long-term capital
     gains................    63,122,458      56,879,586
                             -----------     -----------

Total taxable
  distributions...........   $70,973,411     $63,145,927
                             ===========     ===========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:


--------------------------------------------------

Undistributed ordinary
  income--net.....................     $ 2,115,186
Undistributed long-term capital
  gains--net......................       4,473,462
                                       -----------
Total undistributed
  earnings--net...................       6,588,648
Capital loss carryforward.........              --
Unrealized gains--net.............      60,864,357*
                                       -----------
Total accumulated earnings--net...     $67,453,005
                                       ===========
--------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Core V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2008

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP GROWTH V.I. FUND

     ---------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund generated strong absolute returns, but underperformed its benchmark, the Russell 1000 Growth Index, for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Performance generated by asset allocation decisions was not enough to offset disappointing stock selection results. Stock selection was strongest in health care, where we favor service providers over product companies, and in consumer discretionary (especially among specialty retailers and diversified consumer services). Stock selection was most challenged in information technology, especially among semiconductor and hardware companies. Stock selection within financials, energy and consumer staples was challenged as well.

  - On the positive side, stock selection within consumer discretionary, notably specialty retailers, enhanced the Fund's returns, as did stock selection within the machinery and aerospace & defense areas in industrials. The largest contributors to performance were Express Scripts, Inc., Southern Copper Corp., Monsanto Co., The Mosaic Co., Cummins, Inc., Manitowoc Co. and GameStop Corp.

  - The performance-enhancing overweight in information technology was offset by poor stock selection as computers & peripherals, semiconductors, software and electronic equipment did not perform as anticipated. Positive attribution realized from an underweight position in financials, notably real estate investment trusts (REITs) and thrifts & mortgages, was not enough to offset disappointing results from stock selection. Stock selection and underweighting beverages in consumer staples also hampered performance.

  - The largest individual detractors included Continental Airlines, Inc., Lexmark International, Inc., Sun Microsystems, Inc., Integrated Device Technology, Inc., Electronic Data Systems Corp. and Intel Corp. Additionally, lack of ownership of richly valued Google, Inc. and Apple, Inc. at the beginning of the reporting period hindered returns. In retrospect, our valuation discipline hurt us in the back half of the year when "growth at any price" was a winning strategy.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - During the period, we increased the Fund's exposure to the energy and health care sectors. The largest purchases included UnitedHealth Group, Inc., Texas Instruments, Inc., EMC Corp. and Eli Lilly & Co.

  - We reduced exposure to the financials, consumer discretionary, consumer staples, information technology, materials and industrials sectors. The largest sales included Johnson & Johnson, The Goldman Sachs Group, Inc., Schering-Plough Corp. and Cummins.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the year overweight in information technology, health care and materials, and underweight in consumer staples, financials and utilities.

  - We believe stocks are now more susceptible to economic and earnings disappointments than during the initial stages of the Federal Reserve Board's (the "Fed") easing cycle. However, we believe more monetary relief should be in the pipeline, as economic conditions warrant further stimulus. Importantly, we do not believe inflation stands in the way of more Fed interest rate cuts. As the economic data worsens, reflation should strengthen as the dominant market force, setting the stage for higher valuations.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                 BLACKROCK LARGE
                                   CAP GROWTH
                                V.I. FUND+-CLASS    RUSSELL 1000(R)
                                    I SHARES*        GROWTH INDEX++
                                ----------------    ---------------
4/30/99**                             10000              10000
12/99                                 12094              12504
12/00                                 10166               9700
12/01                                  9218               7719
12/02                                  7062               5567
12/03                                  9463               7223
12/04                                 10202               7678
12/05                                 11287               8082
12/06                                 12101               8815
12/07                                 13116               9856




[LINE GRAPH]

                                  BLACKROCK LARGE
                                    CAP GROWTH
                                 V.I. FUND+-CLASS     RUSSELL 1000
                                    III SHARES*      GROWTH INDEX++
                                 ----------------    --------------
5/19/04**                              10000              10000
12/04                                  11168              10799
12/05                                  12337              11367
12/06                                  13186              12398
12/07                                  14250              13863




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.

**  Commencement of operations.

+ The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.

++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values. Russell 1000 is a registered trademark of the Frank Russell Company.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   + 8.39%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07+                                                +13.18
---------------------------------------------------------------------------------

Inception (4/30/99) through 12/31/07+                                     + 3.18
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Average Annual Total Return--Class III Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   + 8.07%

---------------------------------------------------------------------------------

Inception (5/19/04) through 12/31/07+                                     +10.28
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                    +1.08%        + 8.39%

------------------------------------------------------------------------------------------

Class III Shares*                                                  +0.93         + 8.07
------------------------------------------------------------------------------------------

Russell 1000 Growth Index**                                        +3.41         +11.81
------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with higher price-to-book ratios and higher forecasted growth values.

+ For a portion of the period, the Fund's Manager waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,010.80              $3.97
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,009.30              $5.24
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.35              $4.00
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,020.08              $5.27
----------------------------------------------------------------------------------------------------



* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.78% for Class I and 1.03% for Class III), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................            36.8%
Health Care.....................................................            20.4
Industrials.....................................................            13.5
Consumer Discretionary..........................................            11.7
Energy..........................................................             9.1
Materials.......................................................             5.6
Consumer Staples................................................             1.9
Financials......................................................             1.0

----------------------------------------------------------------------------------------


For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:


---------------------------------------------------------------------------------------------
                                                              SHARES VOTED    SHARES WITHHELD
                                                                   FOR          FROM VOTING
---------------------------------------------------------------------------------------------

To elect the Fund's Board of Directors:
  James H. Bodurtha, Bruce R. Bond, Donald W. Burton,
  Richard S. Davis, Stuart E. Eizenstat, Laurence D. Fink,
  Kenneth A. Froot, Henry Gabbay, Robert M. Hernandez,
  John F. O'Brien, Roberta Cooper Ramo, Jean Margo Reid,
  David H. Walsh, Fred G. Weiss, Richard R. West                1,164,904          18,761

---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------



                                  SHARES
COMMON STOCKS                       HELD      VALUE
------------------------------------------------------
AEROSPACE & DEFENSE--4.6%
Goodrich Corp. .............      19,000  $  1,341,590
Honeywell International,
  Inc. .....................      53,000     3,263,210
Lockheed Martin Corp. ......      28,000     2,947,280
Northrop Grumman Corp. .....      28,000     2,201,920
                                          ------------
                                             9,754,000

------------------------------------------------------


AIRLINES--0.6%
Continental Airlines, Inc.
  Class B(a)................      62,000     1,379,500
------------------------------------------------------


BEVERAGES--0.8%
Hansen Natural Corp.(a).....      37,000     1,638,730
------------------------------------------------------


BIOTECHNOLOGY--1.0%
Biogen Idec, Inc.(a)........      39,000     2,219,880
------------------------------------------------------


CAPITAL MARKETS--0.2%
The Charles Schwab Corp. ...      13,000       332,150
------------------------------------------------------


CHEMICALS--3.9%
E.I. du Pont de Nemours &
  Co. ......................      47,000     2,072,230
Monsanto Co. ...............      35,000     3,909,150
The Mosaic Co.(a)...........      24,000     2,264,160
                                          ------------
                                             8,245,540
------------------------------------------------------


COMMUNICATIONS EQUIPMENT--5.2%
Ciena Corp.(a)..............      57,000     1,944,270
Cisco Systems, Inc.(a)......     242,000     6,550,940
Juniper Networks, Inc.(a)...      75,000     2,490,000
                                          ------------
                                            10,985,210
------------------------------------------------------


COMPUTERS & PERIPHERALS--7.2%
Apple Inc.(a)...............       2,000       396,160
Dell, Inc.(a)...............      11,000       269,610
EMC Corp.(a)................     174,000     3,224,220
Hewlett-Packard Co. ........     116,000     5,855,680
International Business
  Machines Corp. ...........      51,000     5,513,100
Western Digital Corp.(a)....       1,000        30,210
                                          ------------
                                            15,288,980
------------------------------------------------------


CONSTRUCTION & ENGINEERING--2.1%
Fluor Corp. ................      16,000     2,331,520
Jacobs Engineering Group,
  Inc.(a)...................      23,000     2,199,030
                                          ------------
                                             4,530,550
------------------------------------------------------


CONTAINERS & PACKAGING--0.6%
Packaging Corp. of America..      45,000     1,269,000
------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES--1.9%
Apollo Group, Inc. Class
  A(a)......................      33,000     2,314,950
ITT Educational Services,
  Inc.(a)...................      19,000     1,620,130
                                          ------------
                                             3,935,080
------------------------------------------------------


ELECTRICAL EQUIPMENT--0.5%
Roper Industries, Inc. .....      16,000     1,000,640
------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
Agilent Technologies,
  Inc.(a)...................      67,000     2,461,580
Mettler Toledo
  International, Inc.(a)....      21,000     2,389,800
                                          ------------
                                             4,851,380
------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.6%
ENSCO International, Inc. ..      11,000       655,820
National Oilwell Varco,
  Inc.(a)...................      37,000     2,718,020
                                          ------------
                                             3,373,840
------------------------------------------------------


FOOD & STAPLES RETAILING--1.1%
The Kroger Co. .............      89,000     2,377,190
------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--1.1%
Intuitive Surgical,
  Inc.(a)...................       7,000     2,271,500
------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--11.2%
Aetna, Inc. ................      51,000     2,944,230
Coventry Health Care,
  Inc.(a)...................      42,000     2,488,500
Express Scripts, Inc.(a)....      36,000     2,628,000
Humana, Inc.(a).............      34,000     2,560,540
McKesson Corp. .............      41,000     2,685,910
Medco Health Solutions,
  Inc.(a)...................      30,000     3,042,000
UnitedHealth Group, Inc. ...      77,000     4,481,400
WellPoint, Inc.(a)..........      33,000     2,895,090
                                          ------------
                                            23,725,670
------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.2%
McDonald's Corp. ...........      43,000     2,533,130
------------------------------------------------------


IT SERVICES--1.4%
Electronic Data Systems
  Corp. ....................      87,000     1,803,510
Global Payments, Inc. ......      25,000     1,163,000
                                          ------------
                                             2,966,510
------------------------------------------------------


INDUSTRIAL CONGLOMERATES--1.2%
Textron, Inc. ..............      37,000     2,638,100
------------------------------------------------------


INSURANCE--0.9%
XL Capital Ltd. Class A.....      37,000     1,861,470
------------------------------------------------------


INTERNET & CATALOG RETAIL--1.4%
Amazon.com, Inc.(a).........      32,000     2,964,480
------------------------------------------------------


INTERNET SOFTWARE & SERVICES--1.5%
eBay, Inc.(a)...............      97,000     3,219,430
------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--1.1%
Waters Corp.(a).............      30,000     2,372,100
------------------------------------------------------


MACHINERY--3.4%
Cummins, Inc. ..............      20,000     2,547,400
Deere & Co. ................      25,000     2,328,000
Manitowoc Co.(d)............      47,000     2,295,010
                                          ------------
                                             7,170,410
------------------------------------------------------


MEDIA--2.5%
Omnicom Group Inc. .........      52,000     2,471,560
Walt Disney Co. ............      91,000     2,937,480
                                          ------------
                                             5,409,040
------------------------------------------------------


METALS & MINING--1.1%
Southern Copper Corp. ......      22,000     2,312,860
------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--7.5%
Exxon Mobil Corp. ..........      56,000     5,246,640
Frontier Oil Corp. .........      50,000     2,029,000
Holly Corp. ................      30,000     1,526,700
Sunoco, Inc. ...............      33,000     2,390,520
Tesoro Corp. ...............      38,000     1,812,600
Valero Energy Corp. ........      42,000     2,941,260
                                          ------------
                                            15,946,720
------------------------------------------------------


PHARMACEUTICALS--6.0%
Bristol-Myers Squibb Co. ...     126,000     3,341,520
Eli Lilly & Co. ............      53,000     2,829,670
Merck & Co., Inc. ..........      88,000     5,113,680
Pfizer, Inc. ...............      67,000     1,522,910
                                          ------------
                                            12,807,780
------------------------------------------------------


ROAD & RAIL--1.0%
CSX Corp. ..................      50,000     2,199,000
------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--8.1%
Analog Devices, Inc. .......      63,000     1,997,100
Applied Materials, Inc. ....     151,000     2,681,760
Integrated Device
  Technology, Inc.(a).......     135,000     1,526,850

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                                  SHARES
COMMON STOCKS                       HELD      VALUE
------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT (CONCLUDED)
Intel Corp. ................      76,000  $  2,026,160
KLA-Tencor Corp. ...........      48,000     2,311,680
Nvidia Corp.(a).............      76,000     2,585,520
Silicon Laboratories,
  Inc.(a)...................      13,000       486,590
Texas Instruments, Inc. ....     108,000     3,607,200
                                          ------------
                                            17,222,860
------------------------------------------------------


SOFTWARE--11.1%
CA, Inc. ...................      85,000     2,120,750
Cadence Design Systems,
  Inc.(a)...................      29,000       493,290
Compuware Corp.(a)..........     201,000     1,784,880
McAfee, Inc.(a).............      58,000     2,175,000
Microsoft Corp. ............     283,000    10,074,800
Oracle Corp.(a).............     201,000     4,538,580
Synopsys, Inc.(a)...........      88,000     2,281,840
                                          ------------
                                            23,469,140
------------------------------------------------------


SPECIALTY RETAIL--3.4%
AutoZone, Inc.(a)...........      18,000     2,158,380
Best Buy Co., Inc. .........      50,000     2,632,500
GameStop Corp. Class A(a)...      39,000     2,422,290
                                          ------------
                                             7,213,170
------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--1.3%
Nike, Inc. Class B..........      42,000     2,698,080
------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$188,745,518)--100.0%               212,183,120
------------------------------------------------------


------------------------------------------------------

                              BENEFICIAL
SHORT-TERM SECURITIES           INTEREST
------------------------------------------------------
BlackRock Liquidity Series,
  LLC Money Market Series,
  4.78%(b)(c)(e)............  $1,484,700     1,484,700
------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$1,484,700)--0.7%                     1,484,700
------------------------------------------------------

TOTAL INVESTMENTS
(COST--$190,230,218*)--100.7%...........   213,667,820
LIABILITIES IN EXCESS OF OTHER
ASSETS--(0.7%)..........................    (1,497,941)
                                          ------------
NET ASSETS--100.0%......................  $212,169,879
                                          ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $190,443,096
                                     ============
Gross unrealized appreciation....    $ 30,830,579
Gross unrealized depreciation....     (7,605,855)
                                     ------------
Net unrealized appreciation......    $ 23,224,724
                                     ============



(a)  Non-income producing security.


(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------
                                      NET        INTEREST
AFFILIATE                           ACTIVITY      INCOME
---------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.......        --          $15,342
BlackRock Liquidity Series,
  LLC Money Market Series.....   $(10,065,850)    $40,382

---------------------------------------------------------


(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2007.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.





See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $1,435,602) (identified
  cost--$188,745,518)........................................                $212,183,120
Investments in affiliated securities, at value (identified
  cost--$1,484,700)..........................................                   1,484,700
Receivables:
  Securities sold............................................   $3,823,632
  Dividends..................................................      136,645
  Capital shares sold........................................       30,420
  Securities lending.........................................          938      3,991,635
                                                                ----------
Prepaid expenses and other assets............................                      10,802
                                                                             ------------
Total assets.................................................                 217,670,257
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value....................                   1,484,700
Bank overdraft...............................................                     412,461
Payables:
  Securities purchased.......................................    3,318,167
  Capital shares redeemed....................................      127,684
  Investment adviser.........................................      118,500
  Other affiliates...........................................        3,110
  Distributor................................................          776      3,568,237
                                                                ----------
Accrued expenses and other liabilities.......................                      34,980
                                                                             ------------
Total liabilities............................................                   5,500,378
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS...................................................                $212,169,879
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized..........................................                $  1,640,447
Class III Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized..........................................                      28,357
Paid-in capital in excess of par.............................                 218,549,107
Accumulated realized capital losses--net.....................                 (31,485,634)
Unrealized appreciation--net.................................                  23,437,602
                                                                             ------------
NET ASSETS...................................................                $212,169,879
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $208,572,886 and 16,404,466
  shares outstanding.........................................                $      12.71
                                                                             ============
Class III--Based on net assets of $3,596,993 and 283,573
  shares outstanding.........................................                $      12.68
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends....................................................                 $ 2,222,264
Securities lending--net......................................                      40,382
Interest from affiliates.....................................                      15,342
                                                                              -----------
Total income.................................................                   2,277,988
                                                                              -----------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees.....................................   $1,429,092
Accounting services..........................................       82,951
Custodian fees...............................................       56,148
Professional fees............................................       37,408
Printing and shareholder reports.............................       34,176
Directors' fees and expenses.................................       15,013
Distribution fees--Class III.................................        8,292
Transfer agent fees--Class I.................................        4,923
Pricing services.............................................        1,132
Transfer agent fees--Class III...............................           77
Distribution fees--Class II..................................            2
Other........................................................       11,876
                                                                ----------
Total expenses...............................................                   1,681,090
                                                                              -----------
Investment income--net.......................................                     596,898
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net............................                  22,254,300
Change in unrealized appreciation on investments--net........                  (5,062,441)
                                                                              -----------
Total realized and unrealized gain--net......................                  17,191,859
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........                 $17,788,757
                                                                              ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $    596,898    $    608,966
Realized gain--net.........................................     22,254,300      14,819,478
Change in unrealized appreciation--net.....................     (5,062,441)     (1,871,581)
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     17,788,757      13,556,863
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................       (597,967)       (608,359)
  Class II.................................................             (2)             (4)
  Class III................................................         (2,031)         (1,647)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders.............................................       (600,000)       (610,010)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................    (23,937,251)       (823,177)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets....................     (6,748,494)     12,123,676
Beginning of year..........................................    218,918,373     206,794,697
                                                              ------------    ------------
End of year................................................   $212,169,879    $218,918,373
                                                              ============    ============
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                          -------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                           -------------------------------------------------------
FINANCIAL STATEMENTS.                           2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........   $  11.76    $  11.00    $   9.96    $   9.26    $  6.91
                                              --------    --------    --------    --------    -------
Investment income (loss)--net*.............        .03         .03         .02         .02       (.03)
Realized and unrealized gain--net..........        .96         .76        1.04         .70       2.38
                                              --------    --------    --------    --------    -------
Total from investment operations...........        .99         .79        1.06         .72       2.35
                                              --------    --------    --------    --------    -------
Less dividends from investment
  income--net..............................       (.04)       (.03)       (.02)       (.02)        --
                                              --------    --------    --------    --------    -------
Net asset value, end of year...............   $  12.71    $  11.76    $  11.00    $   9.96    $  9.26
                                              ========    ========    ========    ========    =======

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........      8.39%       7.21%      10.64%       7.80%     34.01%
                                              ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and/or
  reimbursement and excluding
  reorganization fees......................       .76%        .76%        .60%        .79%      1.02%
                                              ========    ========    ========    ========    =======
Expenses, net of waiver and/or
  reimbursement............................       .76%        .76%        .60%        .79%      1.03%
                                              ========    ========    ========    ========    =======
Expenses...................................       .76%        .76%        .77%        .79%      1.03%
                                              ========    ========    ========    ========    =======
Investment income (loss)--net..............       .28%        .30%        .20%        .23%      (.39%)
                                              ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....   $208,573    $215,808    $205,406    $181,406    $86,697
                                              ========    ========    ========    ========    =======
Portfolio turnover.........................        86%        116%        105%        155%       141%
                                              ========    ========    ========    ========    =======
-----------------------------------------------------------------------------------------------------



*  Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                       CLASS III
                                                 -----------------------------------------------------
                                                         FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                DECEMBER 31,               FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE    ---------------------------------   MAY 19, 2004++ TO
FINANCIAL STATEMENTS.                             2007        2006           2005    DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........   $11.74      $10.99        $  9.95        $  8.92
                                                 ------      ------        -------        -------
Investment income (loss)--net*................       --++        --+++          --++          .02
Realized and unrealized gain--net.............      .95         .76           1.04           1.02
                                                 ------      ------        -------        -------
Total from investment operations..............      .95         .76           1.04           1.04
                                                 ------      ------        -------        -------
Less dividends from investment income--net....     (.01)       (.01)            --++         (.01)
                                                 ------      ------        -------        -------
Net asset value, end of period................   $12.68      $11.74        $ 10.99        $  9.95
                                                 ======      ======        =======        =======

------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share............    8.07%       6.88%         10.47%         11.68%+
                                                 ======      ======        =======        =======
------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.......................    1.01%       1.01%           .84%          1.05%***
                                                 ======      ======        =======        =======
Expenses......................................    1.01%       1.01%          1.02%          1.05%***
                                                 ======      ======        =======        =======
Investment income (loss)--net.................    (.01%)       .02%          (.01%)          .28%***
                                                 ======      ======        =======        =======
------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)......   $3,597      $3,109        $ 1,387        $   431
                                                 ======      ======        =======        =======
Portfolio turnover............................      86%        116%           105%           155%
                                                 ======      ======        =======        =======
------------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

++  Amount is less than $(.01) per share.

+++  Amount is less than $.01 per share.

++  Commencement of operations.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Growth V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II was liquidated on December 31, 2007 and currently is not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those

--------------------------------------------------------------------------------


securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined

--------------------------------------------------------------------------------


at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Bank overdraft--The Fund recorded a bank overdraft due to management estimates of available cash.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,102 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to an overdistribution of taxable income. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC

--------------------------------------------------------------------------------


("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2007, the Fund lent securities with a value of $1,435,602 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $12,273 in securities lending agent fees.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $4,111 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $188,707,771 and $212,671,803 respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $23,937,251 and $823,177 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2007                Shares        Amount
--------------------------------------------------------
Shares sold.................      932,004   $ 11,793,004

Shares issued to
  shareholders in
  reinvestment of
  dividends.................       46,680        597,967
                               ----------   ------------

Total issued................      978,684     12,390,971

Shares redeemed.............   (2,924,931)   (36,560,948)
                               ----------   ------------

Net decrease................   (1,946,247)  $(24,169,977)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2006                Shares        Amount
--------------------------------------------------------
Shares sold.................    2,748,794   $ 31,787,071

Shares issued to
  shareholders in
  reinvestment of
  dividends.................       51,731        608,359
                               ----------   ------------

Total issued................    2,800,525     32,395,430

Shares redeemed.............   (3,115,106)   (34,936,204)
                               ----------   ------------

Net decrease................     (314,581)  $ (2,540,774)
                               ==========   ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2007**                 Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......       --*  $     2

Shares redeemed..................     (114)   (1,452)
                                    ------   -------

Net decrease.....................   (113.9)  $(1,450)
                                    ======   =======
----------------------------------------------------


* Amount is less than 1 share.
** Liquidated on December 31, 2007.

----------------------------------------------------
Class II Shares for the Year Ended            Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.......     --*      $4
                                       --       --

Net increase......................     --*      $4
                                       ==       ==

----------------------------------------------------


* Amount is less than 1 share.

-------------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2007                 Shares       Amount
-------------------------------------------------------
Shares sold...................    161,320   $ 1,989,376

Shares issued to shareholders
  in reinvestment of
  dividends...................        159         2,031
                                 --------   -----------

Total issued..................    161,479     1,991,407

Shares redeemed...............   (142,852)   (1,757,231)
                                 --------   -----------

Net increase..................     18,627   $   234,176
                                 ========   ===========

-------------------------------------------------------



-------------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                 Shares       Amount
-------------------------------------------------------
Shares sold...................    505,587   $ 5,575,868

Shares issued to shareholders
  in reinvestment of
  dividends...................        140         1,647
                                 --------   -----------

Total issued..................    505,727     5,577,515

Shares redeemed...............   (367,019)   (3,859,922)
                                 --------   -----------

Net increase..................    138,708   $ 1,717,593
                                 ========   ===========
-------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to

--------------------------------------------------------------------------------

the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  DISTRIBUTION TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                                 12/31/2007   12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary income...............    $600,000     $610,010
                                  --------     --------

Total taxable distributions...    $600,000     $610,010
                                  ========     ========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

-------------------------------------------------
Capital loss carryforward.........   $(31,272,756)*

Unrealized gains-net..............     23,224,724**
                                     ------------

Total accumulated losses--net.....   $ (8,048,032)
                                     ============

-------------------------------------------------


  * On December 31, 2007, the Fund had a net capital loss carryforward of $31,272,756, of which $11,016,370 expires in 2008, $19,237,460 expires in
    2009 and $1,018,926 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Growth V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Growth V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of BlackRock Large Cap Growth V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2008

--------------------------------------------------------------------------------

     BLACKROCK LARGE CAP VALUE V.I. FUND

     ---------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund delivered strong absolute performance and also outpaced its benchmark, the Russell 1000 Value Index, for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - The Fund's outperformance for the period was the result of both favorable asset allocation and stock selection decisions. The Fund benefited from its underweight positions in financials and consumer discretionary, and its overweight positions in industrials, health care and materials. Successful stock selection within these sectors was a significant contributor to performance as well.

  - Within financials, the Fund is significantly underweight the benchmark, notably within commercial banks, thrifts & mortgages and real estate investment trusts (REITs), all of which lagged during the reporting period. Stock selection among diversified financial services firms had a positive impact on performance. Stock selection and an underweight position in the consumer discretionary sector enhanced performance, particularly within the media and auto component subsectors.

  - Within health care, service providers and biotechnology contributed positively to performance. Also additive were the aerospace & defense and machinery areas within the industrials sector. The biggest individual contributors to performance included SPX Corp., AGCO Corp., Cummins, Inc., Tesoro Corp., Citigroup, Inc., Bank of America Corp., Medco Health Solutions, Inc., Merck & Co., Inc., The Mosaic Co. and The Goodyear Tire & Rubber Co.

  - The positive attribution from an overweight position in energy partially offset the negative impact of stock selection in this sector. Overweighting information technology, most notably software and semiconductors, did not produce the results we anticipated and negated positive results generated by stock selection within this sector.

  - Offsetting positive performance was the combination of stock selection and underweight positions in consumer staples, utilities and telecommunication services. The biggest individual detractors included Sun Microsystems, Inc., AT&T Inc., Teradyne, Inc., Electronic Data Systems Corp. and The Procter & Gamble Co.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Over the course of the year, we increased the Fund's exposure to energy and telecommunication services. The largest purchases included American International Group, Inc., ConocoPhillips, General Electric Co. and AT&T.

  - We reduced exposure to the financials, consumer staples and health care sectors. The largest sales included Citigroup, Exxon Mobil Corp., Morgan Stanley and Prudential Financial, Inc.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - Relative to its benchmark, the Fund ended the year overweight in information technology, energy, health care and industrials, and underweight in financials, consumer staples, utilities and telecommunication services.

  - We believe stocks are now more susceptible to economic and earnings disappointments than during the initial stages of the Federal Reserve Board's (the "Fed") easing cycle. However, we believe more monetary relief should be in the pipeline, as economic conditions warrant further stimulus. Importantly, we do not believe inflation stands in the way of more Fed interest rate cuts. As the economic data worsens, reflation should strengthen as the dominant market force, setting the stage for higher valuations.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                 BLACKROCK LARGE
                                    CAP VALUE
                                V.I. FUND+-CLASS    RUSSELL 1000(R)
                                    I SHARES*        VALUE INDEX++
                                ----------------    ---------------
4/23/01**                             10000              10000
12/01                                 10299               9776
12/02                                  8999               8259
12/03                                 12057              10739
12/04                                 14515              12510
12/05                                 17039              13393
12/06                                 19767              16372
12/07                                 20928              16343




[PERFORMANCE GRAPH]

                                  BLACKROCK LARGE
                                     CAP VALUE
                                 V.I. FUND+-CLASS     RUSSELL 1000
                                    II SHARES*       VALUE INDEX++
                                 ----------------    -------------
9/30/04**                              10000             10000
12/04                                  11280             11038
12/05                                  13242             11816
12/06                                  15362             14445
12/07                                  16238             14420



[PERFORMANCE GRAPH]

                                  BLACKROCK LARGE
                                     CAP VALUE
                                 V.I. FUND+-CLASS     RUSSELL 1000
                                    III SHARES*      VALUE INDEX++
                                 ----------------    -------------
9/30/04**                              10000             10000
12/04                                  11280             11038
12/05                                  13242             11816
12/06                                  15353             14445
12/07                                  16226             14420



 * Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

 ** Commencement of operations.

 + The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.

 ++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values. Russell 1000 is a registered trademark of the Frank Russell Company.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------

PERIOD COVERED                                                            RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/07                                                  + 5.88%

--------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                +18.39
--------------------------------------------------------------------------------

Inception (4/23/01) through 12/31/07                                     +11.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class II Shares*

--------------------------------------------------------------------------------

PERIOD COVERED                                                            RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/07                                                  + 5.70%

--------------------------------------------------------------------------------

Inception (9/30/04) through 12/31/07                                     +16.07
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Average Annual Total Return--Class III Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                            RETURN
--------------------------------------------------------------------------------
One Year Ended 12/31/07                                                  + 5.69%

--------------------------------------------------------------------------------

Inception (9/30/04) through 12/31/07                                     +16.05
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                       6-MONTH        12-MONTH
AS OF DECEMBER 31, 2007                             TOTAL RETURN    TOTAL RETURN
--------------------------------------------------------------------------------
Class I Shares*                                         -3.11%          +5.88%

--------------------------------------------------------------------------------

Class II Shares*                                        -3.09           +5.70
--------------------------------------------------------------------------------

Class III Shares*                                       -3.23%          +5.69%
--------------------------------------------------------------------------------

Russell 1000 Value Index**                              -6.03           -0.17
--------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $  968.90              $4.39
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $  969.10              $5.09
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $  967.70              $5.63
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,020.84              $4.51
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,020.13              $5.22
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,019.57              $5.78
----------------------------------------------------------------------------------------------------



* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.88% for Class I, 1.02% for Class II and 1.13% for Class III), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Energy..........................................................            23.5%
Financials......................................................            19.0
Industrials.....................................................            13.6
Health Care.....................................................            12.7
Information Technology..........................................            12.5
Materials & Processing..........................................             5.8
Consumer Discretionary..........................................             5.7
Telecommunication Services......................................             3.7
Consumer Staples................................................             2.2
Utilities.......................................................             1.3

----------------------------------------------------------------------------------------



For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:


---------------------------------------------------------------------------------------------
                                                              SHARES VOTED    SHARES WITHHELD
                                                                   FOR          FROM VOTING
---------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:
  James H. Bodurtha, Bruce R. Bond, Donald W. Burton,
  Richard S. Davis, Stuart E. Eizenstat, Laurence D. Fink,
  Kenneth A. Froot, Henry Gabbay, Robert M. Hernandez,
  John F. O'Brien, Roberta Cooper Ramo, Jean Margo Reid,
  David H. Walsh, Fred G. Weiss, Richard R. West               14,059,755         495,007

---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------



                                SHARES
COMMON STOCKS                     HELD      VALUE
----------------------------------------------------
AEROSPACE & DEFENSE--5.7%
Honeywell International,
  Inc. ......................   37,000  $  2,278,090
L-3 Communications Holdings,
  Inc. ......................   21,000     2,224,740
Lockheed Martin Corp. .......   18,000     1,894,680
Northrop Grumman Corp. ......   36,000     2,831,040
Raytheon Co. ................   39,000     2,367,300
                                        ------------
                                          11,595,850

----------------------------------------------------


BIOTECHNOLOGY--1.2%
Biogen Idec, Inc.(a).........   42,000     2,390,640
----------------------------------------------------


CAPITAL MARKETS--1.0%
The Goldman Sachs Group,
  Inc. ......................    9,000     1,935,450
----------------------------------------------------


CHEMICALS--2.8%
The Dow Chemical Co. ........   75,000     2,956,500
E.I. du Pont de Nemours &
  Co. .......................    9,000       396,810
The Mosaic Co.(a)............   24,000     2,264,160
                                        ------------
                                           5,617,470
----------------------------------------------------


COMMERCIAL BANKS--1.0%
Comerica, Inc. ..............   48,000     2,089,440
----------------------------------------------------


COMMUNICATIONS EQUIPMENT--2.1%
ADC Telecommunications,
  Inc.(a)....................  133,000     2,068,150
Juniper Networks, Inc.(a)....   66,000     2,191,200
                                        ------------
                                           4,259,350
----------------------------------------------------


COMPUTERS & PERIPHERALS--3.3%
EMC Corp.(a).................   89,000     1,649,170
Hewlett-Packard Co. .........   43,000     2,170,640
International Business
  Machines Corp. ............   27,000     2,918,700
                                        ------------
                                           6,738,510
----------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--4.8%
Bank of America Corp. .......   32,000     1,320,320
Citigroup, Inc. .............    4,000       117,760
JPMorgan Chase & Co. ........  144,000     6,285,600
The NASDAQ Stock Market,
  Inc.(a)....................   42,000     2,078,580
                                        ------------
                                           9,802,260
----------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--3.7%
AT&T Inc. ...................   83,000     3,449,480
CenturyTel, Inc. ............   49,000     2,031,540
Qwest Communications
  International Inc. ........  302,000     2,117,020
                                        ------------
                                           7,598,040
----------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--1.0%
Agilent Technologies,
  Inc.(a)....................   57,000     2,094,180
----------------------------------------------------


ENERGY EQUIPMENT & SERVICES--1.0%
ENSCO International, Inc. ...   35,000     2,086,700
----------------------------------------------------


FOOD & STAPLES RETAILING--1.2%
BJ's Wholesale Club,
  Inc.(a)....................    7,000       236,810
The Kroger Co. ..............   79,000     2,110,090
                                        ------------
                                           2,346,900
----------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--5.5%
AmerisourceBergen Corp. .....   48,000     2,153,760
Humana, Inc.(a)..............   29,000     2,183,990
McKesson Corp. ..............   31,000     2,030,810
Medco Health Solutions,
  Inc.(a)....................   20,000     2,028,000
WellPoint, Inc.(a)...........   32,000     2,807,360
                                        ------------
                                          11,203,920
----------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.8%
McDonald's Corp. ............   62,000     3,652,420
----------------------------------------------------


HOUSEHOLD PRODUCTS--1.0%
Colgate-Palmolive Co. .......    3,000       233,880
Energizer Holdings, Inc.(a)..   16,000     1,794,080
                                        ------------
                                           2,027,960
----------------------------------------------------


IT SERVICES--1.0%
Electronic Data Systems
  Corp. .....................   95,000     1,969,350
----------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--1.0%
NRG Energy, Inc.(a)..........   49,000     2,123,660
----------------------------------------------------


INDUSTRIAL CONGLOMERATES--2.8%
General Electric Co. ........  156,000     5,782,920
----------------------------------------------------


INSURANCE--12.2%
ACE Ltd. ....................   43,000     2,656,540
American Financial Group,
  Inc. ......................   40,000     1,155,200
American International Group,
  Inc. ......................   88,000     5,130,400
Chubb Corp. .................   50,000     2,729,000
The Hanover Insurance Group,
  Inc. ......................   13,000       595,400
Loews Corp. .................   54,000     2,718,360
MetLife, Inc. ...............   47,000     2,896,140
The Travelers Cos., Inc. ....   60,000     3,228,000
W.R. Berkley Corp. ..........   48,000     1,430,880
XL Capital Ltd. Class A......   46,000     2,314,260
                                        ------------
                                          24,854,180
----------------------------------------------------


MACHINERY--3.8%
AGCO Corp.(a)................   31,000     2,107,380
Deere & Co. .................   36,000     3,352,320
SPX Corp. ...................   22,000     2,262,700
                                        ------------
                                           7,722,400
----------------------------------------------------


MEDIA--1.6%
Walt Disney Co. .............   99,000     3,195,720
----------------------------------------------------


METALS & MINING--1.8%
Carpenter Technology Corp. ..   24,000     1,804,080
Reliance Steel & Aluminum
  Co. .......................   36,000     1,951,200
                                        ------------
                                           3,755,280
----------------------------------------------------


MULTI-UTILITIES--0.2%
CMS Energy Corp. ............   26,000       451,880
----------------------------------------------------


MULTILINE RETAIL--0.3%
Dollar Tree Stores, Inc.(a)..   22,000       570,240
----------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--22.5%
Chevron Corp. ...............   86,000     8,026,380
ConocoPhillips...............   70,000     6,181,000
Exxon Mobil Corp. ...........  152,000    14,240,880
Frontier Oil Corp. ..........   46,000     1,866,680
Marathon Oil Corp. ..........   54,000     3,286,440
Noble Energy, Inc. ..........   29,000     2,306,080
Occidental Petroleum Corp. ..   50,000     3,849,500
Sunoco, Inc. ................   29,000     2,100,760
Tesoro Corp. ................   35,000     1,669,500
Valero Energy Corp. .........   32,000     2,240,960
                                        ------------
                                          45,768,180
----------------------------------------------------


PAPER & FOREST PRODUCTS--1.1%
International Paper Co. .....   72,000     2,331,360
----------------------------------------------------


PHARMACEUTICALS--6.0%
Eli Lilly & Co. .............   53,000     2,829,670
Merck & Co., Inc. ...........   46,000     2,673,060
Pfizer, Inc. ................  293,000     6,659,890
                                        ------------
                                          12,162,620
----------------------------------------------------


ROAD & RAIL--1.2%
CSX Corp. ...................   57,000     2,506,860
----------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                                SHARES
COMMON STOCKS                     HELD      VALUE
----------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--2.1%
Integrated Device Technology,
  Inc.(a)....................   37,000  $    418,470
Intersil Corp. Class A.......   48,000     1,175,040
KLA-Tencor Corp. ............   39,000     1,878,240
Novellus Systems, Inc.(a)....   29,000       799,530
                                        ------------
                                           4,271,280
----------------------------------------------------


SOFTWARE--3.0%
BMC Software, Inc.(a)........   60,000     2,138,400
Cadence Design Systems,
  Inc.(a)....................   48,000       816,480
Compuware Corp.(a)...........  219,000     1,944,720
Fair Isaac Corp. ............    4,000       128,600
Novell, Inc.(a)..............   79,000       542,730
Synopsys, Inc.(a)............   20,000       518,600
                                        ------------
                                           6,089,530


SPECIALTY RETAIL--2.1%
The Gap, Inc. ...............  112,000     2,383,360
RadioShack Corp. ............  110,000     1,854,600
                                        ------------
                                           4,237,960
----------------------------------------------------

TOTAL INVESTMENTS
(COST--$171,363,869*)--99.8%..........   203,232,510
OTHER ASSETS LESS LIABILITIES--0.2%...       404,405
                                        ------------
NET ASSETS--100.0%....................  $203,636,915
                                        ============
----------------------------------------------------


--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $171,565,557
                                     ============
Gross unrealized appreciation....    $ 37,897,254
Gross unrealized depreciation....      (6,230,301)
                                     ------------
Net unrealized appreciation......    $ 31,666,953
                                     ============




(a)  Non-income producing security.


- Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------
                                      NET        INTEREST
AFFILIATE                          ACTIVITY       INCOME
---------------------------------------------------------
Black Rock Liquidity Series,
  LLC Cash
  Sweep Series...............    $  (238,957)     $1,403
Black Rock Liquidity Series,
  LLC Money Market Series....    $(8,333,355)     $9,451

---------------------------------------------------------



- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$171,363,869).......................................                 $203,232,510
Receivables:
  Securities sold...........................................   $2,631,915
  Dividends.................................................      237,735
  Interest from affiliates..................................           47       2,869,697
                                                               ----------
Prepaid expenses............................................                        7,374
                                                                             ------------
Total assets................................................                  206,109,581
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Bank overdraft..............................................                      314,185
Payables:
  Securities purchased......................................    1,967,144
  Investment adviser........................................      130,915
  Capital shares redeemed...................................       17,049
  Other affiliates..........................................        3,212       2,118,320
                                                               ----------
Accrued expenses and other liabilities......................                       40,161
                                                                             ------------
Total liabilities...........................................                    2,472,666
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS..................................................                 $203,636,915
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,528,533
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           21
Paid-in capital in excess of par............................                  167,610,850
Undistributed investment income--net........................                       27,171
Undistributed realized capital gains--net...................                    2,601,699
Unrealized appreciation--net................................                   31,868,641
                                                                             ------------
NET ASSETS..................................................                 $203,636,915
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $203,634,165 and 15,285,332
  shares outstanding........................................                 $      13.32
                                                                             ============
Class II--Based on net assets of $2,750 and 206.2 shares
  outstanding...............................................                 $      13.34
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends...................................................                 $  4,084,515
Securities lending--net.....................................                        9,451
Interest from affiliates....................................                        1,403
                                                                             ------------
Total income................................................                    4,095,369
                                                                             ------------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees....................................   $1,721,587
Accounting services.........................................       76,620
Custodian fees..............................................       69,331
Professional fees...........................................       36,862
Printing and shareholder reports............................       30,257
Directors' fees and expenses................................       15,472
Transfer agent fees--Class I................................        5,000
Pricing services............................................        1,132
Distribution fees--Class II.................................            8
Distribution fees--Class III................................            4
Other.......................................................       11,919
                                                               ----------
Total expenses..............................................                    1,968,192
                                                                             ------------
Investment income--net......................................                    2,127,177
                                                                             ------------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                   31,721,160
Change in unrealized appreciation on investments--net.......                  (20,032,262)
                                                                             ------------
Total realized and unrealized gain--net.....................                   11,688,898
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 13,816,075
                                                                             ============
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $  2,127,177    $  1,853,540
Realized gain--net.........................................     31,721,160      21,821,403
Change in unrealized appreciation--net.....................    (20,032,262)     10,177,798
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     13,816,075      33,852,741
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................     (2,099,972)     (1,853,606)
  Class II.................................................            (21)            (12)
  Class III................................................            (13)            (12)
Realized gain--net:
  Class I..................................................    (30,721,071)    (20,848,752)
  Class II.................................................           (416)           (138)
  Class III................................................           (245)           (138)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders............................    (32,821,738)    (22,702,658)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets derived from capital
  share transactions.......................................     (8,907,392)      6,364,425
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase (decrease) in net assets....................    (27,913,055)     17,514,508
Beginning of year..........................................    231,549,970     214,035,462
                                                              ------------    ------------
End of year*...............................................   $203,636,915    $231,549,970
                                                              ============    ============
------------------------------------------------------------------------------------------

* Undistributed investment income--net.....................   $     27,171              --
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                         --------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                          --------------------------------------------------------
FINANCIAL STATEMENTS.                          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  14.98    $  14.31    $  13.36    $  11.90    $   8.92
                                             --------    --------    --------    --------    --------
Investment income--net*...................        .15         .12         .09         .12         .06
Realized and unrealized gain--net.........        .75        2.16        2.19        2.31        2.97
                                             --------    --------    --------    --------    --------
Total from investment operations..........        .90        2.28        2.28        2.43        3.03
                                             --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................       (.16)       (.13)       (.08)       (.11)       (.05)
  Realized gain--net......................      (2.40)      (1.48)      (1.25)       (.86)         --
                                             --------    --------    --------    --------    --------
Total dividends and distributions.........      (2.56)      (1.61)      (1.33)       (.97)       (.05)
                                             --------    --------    --------    --------    --------
Net asset value, end of year..............   $  13.32    $  14.98    $  14.31    $  13.36    $  11.90
                                             ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share........      5.88%      16.01%      17.39%      20.38%      33.98%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       .86%        .83%        .85%        .85%        .85%
                                             ========    ========    ========    ========    ========
Investment income--net....................       .93%        .81%        .64%        .91%        .56%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $203,634    $231,547    $214,033    $148,484    $106,439
                                             ========    ========    ========    ========    ========
Portfolio turnover........................        75%         68%         74%        116%        128%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------



                                                                        CLASS II
                                                -------------------------------------------------------
                                                       FOR THE YEAR ENDED
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              DECEMBER 31,                FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   --------------------------------    SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                            2007         2006         2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $14.98      $ 14.31      $ 13.36          $ 12.70
                                                ------      -------      -------          -------
Investment income--net*......................      .17          .12          .09              .04
Realized and unrealized gain--net............      .71         2.16         2.19             1.59
                                                ------      -------      -------          -------
Total from investment operations.............      .88         2.28         2.28             1.63
                                                ------      -------      -------          -------
Less dividends and distributions:
  Investment income--net.....................     (.12)        (.13)        (.08)            (.11)
  Realized gain--net.........................    (2.40)       (1.48)       (1.25)            (.86)
                                                ------      -------      -------          -------
Total dividends and distributions............    (2.52)       (1.61)       (1.33)            (.97)
                                                ------      -------      -------          -------
Net asset value, end of period...............   $13.34      $ 14.98      $ 14.31          $ 13.36
                                                ======      =======      =======          =======

-------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........    5.70%       16.01%       17.39%           12.80%++
                                                ======      =======      =======          =======
-------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................     .99%         .86%         .85%             .85%***
                                                ======      =======      =======          =======
Investment income--net.......................     .88%         .80%         .67%            1.31%***
                                                ======      =======      =======          =======
-------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....   $    3      $     2      $     1          $     1
                                                ======      =======      =======          =======
Portfolio turnover...........................      75%          68%          74%             116%
                                                ======      =======      =======          =======
-------------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Commencement of operations.

++  Aggregate total investment return.


See Notes to Financial Statements.

--------------------------------------------------------------------------------

BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Financial Highlights (concluded)


--------------------------------------------------------------------------------

                                                             LARGE CAP VALUE V.I. FUND
                                                                    CLASS III
                                                ---------------------------------------------------
                                                     FOR THE YEAR ENDED           FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             DECEMBER 31,           SEPTEMBER 30, 2004+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   --------------------------        TO DECEMBER 31,
FINANCIAL STATEMENTS.                           2007#      2006       2005              2004
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
  Net asset value, beginning of period.......   $14.97    $ 14.31    $ 13.36           $ 12.70
                                                ------    -------    -------           -------
  Investment income - net*...................      .11        .12        .09               .04
  Realized and unrealized gain - net.........      .76       2.15       2.19              1.59
                                                ------    -------    -------           -------
  Total from investment operations...........      .87       2.27       2.28              1.63
                                                ------    -------    -------           -------
  Less dividends and distributions:
   Investment income - net...................     (.12)      (.13)      (.08)             (.11)
   Realized gain - net.......................    (2.40)     (1.48)     (1.25)             (.86)
                                                ------    -------    -------           -------
  Total dividends and distributions..........    (2.52)     (1.61)     (1.33)             (.97)
                                                ------    -------    -------           -------
  Net asset value, end of period.............   $13.32    $ 14.97    $ 14.31           $ 13.36
                                                ======    =======    =======           =======

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN**
  Based on net asset value per share.........     5.69%     15.94%     17.39%            12.80%++
                                                ======    =======    =======           =======

---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses..................................      1.06%       .88%       .85%              .85%***
                                                ======    =======    =======           =======
  Investment income - net....................      .73%       .78%       .67%             1.31%***
                                                ======    =======    =======           =======

---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
  Net assets, end of period (in thousands)...   $    0    $     2    $     1           $     1
                                                ======    =======    =======           =======
  Portfolio turnover.........................       75%        68%        74%              116%
                                                ======    =======    =======           =======

# On December 31, 2007, Class III shares were liquidated at the end of period net asset value.

*     Based on average shares outstanding.

**    Total investment returns exclude insurance-related fees and expenses.

***   Annualized.

+     Commencement of operations.

++    Aggregate total investment return.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Large Cap Value V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III was liquidated on December 31, 2007 and currently is not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those

--------------------------------------------------------------------------------


securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower

--------------------------------------------------------------------------------


default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159") was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (i) Bank overdraft--The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee generally at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $3,086 in securities lending agent fees.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $4,168 for certain accounting services.

--------------------------------------------------------------------------------

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $171,071,703 and $210,682,194, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net increase (decrease) in net assets resulting from capital share transactions was $(8,907,392) and $6,364,425 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:



--------------------------------------------------------
Class I Shares for the Year
ended                                          Dollar
December 31, 2007                Shares        Amount
--------------------------------------------------------
Shares sold.................      448,425   $  7,113,722

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    2,447,506     32,821,043
                               ----------   ------------

Total issued................    2,895,931     39,934,765

Shares redeemed.............   (3,071,971)   (48,843,103)
                               ----------   ------------

Net decrease................     (176,040)  $ (8,908,338)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2006                Shares        Amount
--------------------------------------------------------
Shares sold.................    3,591,742   $ 53,966,399

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........    1,514,009     22,702,358
                               ----------   ------------

Total issued................    5,105,751     76,668,757

Shares redeemed.............   (4,603,081)   (70,304,632)
                               ----------   ------------

Net increase................      502,670   $  6,364,125
                               ==========   ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares for the Year
ended                                        Dollar
December 31, 2007                  Shares    Amount
----------------------------------------------------
Shares sold.....................    1,965   $ 32,347

Shares issued to shareholders in
  reinvestment of dividends and
  distributions.................       33        437
                                   ------   --------

Total issued....................    1,998     32,784

Shares redeemed.................   (1,894)   (30,473)
                                   ------   --------

Net increase....................      104   $  2,311
                                   ======   ========
----------------------------------------------------



----------------------------------------------------
Class II Shares for the Year Ended            Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions...................     10      $150
                                       --      ----

Net increase......................     10      $150
                                       ==      ====
----------------------------------------------------



----------------------------------------------------
Class III Shares for the Year
ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      19    $   258

Shares redeemed..................    (122)    (1,623)
                                     ----    -------

Net decrease.....................    (103)   $(1,365)
                                     ====    =======
----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions...................     10      $150
                                       --      ----

Net increase......................     10      $150
                                       ==      ====

----------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                                12/31/2007    12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary income.............   $ 6,040,695   $ 2,651,689

Net long-term capital
  gains.....................    26,781,043    20,050,969
                               -----------   -----------

Total taxable
  distributions.............   $32,821,738   $22,702,658
                               ===========   ===========

--------------------------------------------------------

--------------------------------------------------------------------------------

  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------
Undistributed ordinary
  income--net......................   $    27,171

Undistributed long-term capital
  gains--net.......................     2,803,387
                                      -----------

Total undistributed earnings--net..     2,830,558

Unrealized gains--net..............    31,666,953*
                                      -----------

Total accumulated earnings--net....   $34,497,511
                                      ===========

-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Large Cap Value V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Value V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Value V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted by the United States of America.
Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2008

--------------------------------------------------------------------------------

     BLACKROCK MONEY MARKET V.I. FUND

     ------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,024.20              $2.89
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,022.21              $2.89
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .57% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Portfolio Information

--------------------------------------------------------------------------------


                                                                   AS OF        AS OF
PORTFOLIO COMPOSITION AS A PERCENT OF NET ASSETS*               12/31/2007   12/31/2006
---------------------------------------------------------------------------------------
Bank Notes...................................................        --          4.4%
Certificates of Deposit......................................      19.4%        11.1
Commercial Paper.............................................      67.7         59.6
Funding Agreements...........................................       3.9          7.4
Medium-Term Notes............................................       2.9          6.4
Repurchase Agreements........................................       4.3          2.9
U.S. Government, Agency and Instrumentality Obligations--Non-
Discount.....................................................        --          6.5

---------------------------------------------------------------------------------------

*Totals may not equal 100%.




----------------------------------------------------------------------------------
                                                                           AS OF
CURRENT SEVEN-DAY YIELD                                                 12/31/2007
----------------------------------------------------------------------------------
Class I..............................................................      4.46%
----------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

---------------------------------------------------------------------------------------------
                                                              SHARES VOTED    SHARES WITHHELD
                                                                   FOR          FROM VOTING
---------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors:
  James H. Bodurtha, Bruce R. Bond, Donald W. Burton,
  Richard S. Davis, Stuart E. Eizenstat, Laurence D. Fink,
  Kenneth A. Froot, Henry Gabbay, Robert M. Hernandez,
  John F. O'Brien, Roberta Cooper Ramo, Jean Margo Reid,
  David H. Walsh, Fred G. Weiss, Richard R. West               229,630,450       7,027,181

---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------


                          FACE                                    INTEREST   MATURITY
                        AMOUNT                ISSUE                 RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------
CERTIFICATES OF    $ 8,500,000
  DEPOSIT--19.4%                American Express Bank FSB ......    5.30 %   1/08/2008   $  8,500,000
                    15,000,000  Branch Banking and Trust Co. ...    4.50     1/22/2008     15,000,000
                     2,000,000  Chase Bank USA, NA..............    5.13     4/15/2008      2,000,000
                    14,000,000  Citibank, NA....................    4.95     1/16/2008     14,000,000
                    15,000,000  State Street Bank & Trust Co. ..    4.89     3/17/2008     15,000,000
                     5,000,000  Wachovia Bank, NA...............    5.32     2/06/2008      5,000,000

-----------------------------------------------------------------------------------------------------

                                TOTAL CERTIFICATES OF DEPOSIT
                                (COST--$59,500,000)                                        59,500,000
-----------------------------------------------------------------------------------------------------

COMMERCIAL           5,000,000
PAPER*--67.7%                   Amstel Funding Corp.............    5.75     1/29/2008      4,978,438
                     2,000,000  Amstel Funding Corp. ...........    5.65     3/11/2008      1,978,342
                     7,800,000  Atlantis One Funding Corp. .....    5.18     1/04/2008      7,797,755
                       500,000  Atlantis One Funding Corp. .....    5.17     1/07/2008        499,641
                     2,400,000  Bank of America Corp. ..........    5.02     1/11/2008      2,396,988
                     3,000,000  Bank of America Corp. ..........    5.32     2/08/2008      2,983,597
                     6,500,000  Bank of America Corp. ..........    4.69     5/27/2008      6,376,366
                    15,000,000  Cancara Asset Securitization
                                  LLC .........................     5.07     1/09/2008     14,985,212
                    13,250,000  CHARTA, LLC.....................    4.88     2/12/2008     13,176,360
                     2,500,000  Chariot Funding LLC.............    5.33     2/20/2008      2,481,863
                     1,000,000  Citigroup Funding, Inc..........    4.73     5/02/2008        984,102
                     1,100,000  Concord Minutemen Capital Co.,
                                  LLC, Series A................     5.30     1/11/2008      1,098,543
                     3,000,000  Concord Minutemen Capital Co.,
                                  LLC, Series A................     5.90     2/04/2008      2,983,775
                     1,000,000  CRC Funding, LLC................    4.97     1/14/2008        998,343
                     3,000,000  CRC Funding, LLC................    4.85     2/01/2008      2,987,875
                     4,000,000  Edison Asset Securitization,
                                  LLC..........................     5.125    1/30/2008      3,984,056
                    11,000,000  Edison Asset Securitization,
                                  LLC..........................     4.72     5/15/2008     10,806,742
                     2,700,000  General Electric Capital
                                  Corp. .......................     5.17     3/07/2008      2,674,796
                     5,500,000  General Electric Capital
                                  Corp. .......................     4.78     3/17/2008      5,445,229
                     7,000,000  General Electric Capital
                                  Corp. .......................     4.86     4/14/2008      6,902,665
                    10,000,000  Goldman Sachs Group, Inc. ......    4.78     2/08/2008      9,950,872
                     8,300,000  ING America Insurance Holdings,
                                  Inc. ........................     4.85     1/09/2008      8,292,173
                     6,000,000  ING America Insurance Holdings,
                                  Inc. ........................     4.85     2/05/2008      5,972,517
                    12,500,000  JPMorgan Chase & Co. ...........    4.94     4/01/2008     12,345,625
                    10,000,000  Lexington Parker Capital Co.,
                                  LLC..........................     5.00     1/14/2008      9,983,333
                     5,000,000  Liberty Street Funding LLC .....    4.86     1/25/2008      4,984,475
                     6,500,000  MetLife Funding, Inc. ..........    4.22     2/22/2008      6,461,141
                       750,000  Old Line Funding, LLC...........    5.84     2/08/2008        745,498
                    10,000,000  Prudential Funding LLC..........    4.65     2/05/2008      9,956,083
                     5,000,000  Prudential Funding LLC..........    4.47     2/19/2008      4,970,200
                     2,000,000  Ranger Funding Co. LLC..........    5.14     1/04/2008      1,999,429
                     9,791,000  Scaldis Capital LLC.............    6.00     1/07/2008      9,782,841
                     3,000,000  Scaldis Capital LLC.............    5.10     3/03/2008      2,974,075
                     8,000,000  Ticonderoga Funding LLC.........    5.12     1/25/2008      7,973,831
                     8,000,000  Yorktown Capital, LLC...........    4.85     1/24/2008      7,976,289
                     3,000,000  Yorktown Capital, LLC...........    4.72     1/25/2008      2,990,953
                     4,000,000  Yorktown Capital, LLC...........    4.88     2/14/2008      3,976,684
-----------------------------------------------------------------------------------------------------

                                TOTAL COMMERCIAL PAPER
                                (COST--$207,856,707)                                      207,856,707
-----------------------------------------------------------------------------------------------------


FUNDING              5,000,000  Metropolitan Life Insurance
AGREEMENTS--3.9%                  Co.(a)(b)....................     5.295    4/01/2008      5,000,000
                     7,000,000  New York Life Insurance
                                  Co.(a)(b)....................     5.181    4/14/2008      7,000,000
-----------------------------------------------------------------------------------------------------

                                TOTAL FUNDING AGREEMENTS
                                (COST--$12,000,000)                                        12,000,000
-----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                          FACE                                    INTEREST   MATURITY
                        AMOUNT                ISSUE                 RATE       DATE          VALUE
-----------------------------------------------------------------------------------------------------

MEDIUM-TERM        $ 1,595,000  Cullinan Finance
NOTES--2.9%                       Corp.(a)(c)(d)...............     4.845%   6/25/2008   $  1,594,924
                     4,100,000  Goldman Sachs Group,
                                  Inc.(a)(c)...................     5.077    9/12/2008      4,100,000
                     1,750,000  MetLife Global Funding I(a)(c)..    5.128    9/12/2008      1,750,000
                     1,500,000  MetLife Global Funding I(a)(c)..    5.282   10/06/2008      1,500,000
-----------------------------------------------------------------------------------------------------

                                TOTAL MEDIUM-TERM NOTES
                                (COST--$8,944,924)                                          8,944,924
-----------------------------------------------------------------------------------------------------

REPURCHASE          13,253,000  Deutsche Bank Securities Inc., purchased on 12/31/2007
AGREEMENTS--4.3%                  to
                                  yield 4.25% to 1/02/2008, repurchase price
                                  $13,256,129, collateralized by Federal Farm Credit
                                  Bank, 4.875% due 12/16/2015........................      13,253,000
-----------------------------------------------------------------------------------------------------

                                TOTAL REPURCHASE AGREEMENTS
                                (COST--$13,253,000)                                        13,253,000
-----------------------------------------------------------------------------------------------------

                                TOTAL INVESTMENTS
                                (COST--$301,554,631**)--98.2%.........................    301,554,631
                                OTHER ASSETS LESS LIABILITIES--1.8%...................      5,501,219
                                                                                         ------------
                                NET ASSETS--100.0%....................................   $307,055,850
                                                                                         ============
-----------------------------------------------------------------------------------------------------



* Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

** Cost for federal income tax purposes.

(a) Floating rate security.

(b) Restricted securities as to resale, representing 3.9% of net assets, were as follows:

--------------------------------------------------------------
                         ACQUISITION
ISSUE                       DATES         COST        VALUE
--------------------------------------------------------------
Metropolitan Life
  Insurance Co., 5.295%
  due 4/01/2008........   4/02/2007   $ 5,000,000  $ 5,000,000
New York Life Insurance
  Co., 5.181%
  4/14/2008............   5/22/2007     7,000,000    7,000,000

--------------------------------------------------------------

TOTAL..................               $12,000,000  $12,000,000
                                      ===========  ===========
--------------------------------------------------------------


(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(d) Security is illiquid.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$301,554,631)........................................                $301,554,631
Cash.........................................................                         731
Receivables:
  Capital shares sold........................................   $5,242,026
  Interest...................................................      438,010      5,680,036
                                                                ----------
Prepaid expenses.............................................                       9,841
                                                                             ------------
Total assets.................................................                 307,245,239
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Payables:
  Investment adviser.........................................      132,173
  Capital shares redeemed....................................        8,751
  Other affiliates...........................................        3,489        144,413
                                                                ----------
Accrued expenses.............................................                      44,976
                                                                             ------------
Total liabilities............................................                     189,389
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS...................................................                $307,055,850
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 3,300,000,000
  shares authorized..........................................                $ 30,705,304
Paid-in capital in excess of par.............................                 276,343,805
Undistributed investment income--net.........................                       1,841
Undistributed realized capital gains--net....................                       4,900
                                                                             ------------
NET ASSETS...................................................                $307,055,850
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $307,055,850 and 307,053,040
  shares outstanding.........................................                $       1.00
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest and discount earned.................................                 $14,267,322
                                                                              -----------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees.....................................   $1,337,856
Accounting services..........................................       96,043
Professional fees............................................       38,206
Printing and shareholder reports.............................       30,882
Directors' fees and expenses.................................       17,006
Custodian fees...............................................       12,026
Transfer agent fees--Class I.................................        5,000
Pricing services.............................................        1,348
Distribution fees--Class III.................................            3
Distribution fees--Class II..................................            1
Other........................................................       11,827
                                                                ----------
Total expenses...............................................                   1,550,198
                                                                              -----------
Investment income--net.......................................                  12,717,124
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net............................                       6,789
Change in unrealized depreciation on investments--net........                      62,500
                                                                              -----------
Total realized and unrealized gain--net......................                      69,289
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........                 $12,786,413
                                                                              ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $ 12,717,124    $ 12,067,924
Realized gain (loss)--net..................................          6,789            (106)
Change in unrealized depreciation--net.....................         62,500          91,607
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     12,786,413      12,159,425
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................    (12,717,026)    (12,018,615)
  Class II.................................................            (49)        (49,203)
  Class III................................................            (49)            (48)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders.............................................    (12,717,124)    (12,067,866)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions.............................................     31,423,178       8,419,482
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total increase in net assets...............................     31,492,467       8,511,041
Beginning of year..........................................    275,563,383     267,052,342
                                                              ------------    ------------
End of year*...............................................   $307,055,850    $275,563,383
                                                              ============    ============
------------------------------------------------------------------------------------------

 * Undistributed investment income--net....................   $      1,841    $      1,841
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                         --------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                          --------------------------------------------------------
FINANCIAL STATEMENTS.                          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             --------    --------    --------    --------    --------
Investment income--net....................      .0476       .0443       .0266       .0092       .0072
Realized and unrealized gain (loss)--net..      .0002       .0003       .0001      (.0009)     (.0004)
                                             --------    --------    --------    --------    --------
Total from investment operations..........      .0478       .0446       .0267       .0083       .0068
                                             --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................     (.0476)     (.0443)     (.0266)     (.0092)     (.0072)
  Realized gain--net......................         --          --          --          --          --+
                                             --------    --------    --------    --------    --------
Total dividends and distributions.........     (.0476)     (.0443)     (.0266)     (.0092)     (.0072)
                                             --------    --------    --------    --------    --------
Net asset value, end of year..............   $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                             ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:*
Based on net asset value per share........      4.86%       4.48%       2.66%        .92%        .73%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       .58%        .58%        .59%        .57%        .57%
                                             ========    ========    ========    ========    ========
Investment income and realized gain
  (loss)--net.............................      4.76%       4.45%       2.63%        .89%        .73%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $307,056    $275,563    $267,028    $314,351    $428,938
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------



*   Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $(.0001) per share.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Money Market V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Effective April 2, 2007, short-term investments are valued at amortized cost, which approximates market value. Prior to April 2, 2007, portfolio securities with remaining maturities of greater than sixty days, for which market quotations were readily available, were valued at market value. As securities transitioned from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value was amortized on a straight-line basis to maturity.

  (b) Repurchase agreements--The Fund may invest in U.S. government and agency securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The counterparty will be required on a daily basis to maintain the value of the securities subject to the agreement at no less than the repurchase price. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund's custodian. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends are declared from the total of net investment income. Distribution of net realized gain,if any, on investments are paid at least annually.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial

--------------------------------------------------------------------------------

fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Institutional Management Corporation, an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Fund, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007,

--------------------------------------------------------------------------------

there were no securities lending agent fees paid to BIM.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $4,644 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $31,423,178 and $8,419,482 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:



----------------------------------------------------------
Class I Shares for the
Year Ended                                       Dollar
December 31, 2007              Shares            Amount
----------------------------------------------------------
Shares sold..............    173,464,232     $ 173,464,232

Shares issued to
  shareholders in
  reinvestment of
  dividends..............     12,717,026        12,717,026
                            ------------     -------------

Total issued.............    186,181,258       186,181,258

Shares redeemed..........   (154,756,002)     (154,756,002)
                            ------------     -------------

Net increase.............     31,425,256     $  31,425,256
                            ============     =============

----------------------------------------------------------



----------------------------------------------------------
Class I Shares for the
Year Ended                                       Dollar
December 31, 2006              Shares            Amount
----------------------------------------------------------
Shares sold..............    189,936,136     $ 189,936,136

Shares issued to
  shareholders in
  reinvestment of
  dividends..............     12,055,269        12,055,269
                            ------------     -------------

Total issued.............    201,991,405       201,991,405

Shares redeemed..........   (193,549,805)     (193,549,805)
                            ------------     -------------

Net increase.............      8,441,600     $   8,441,600
                            ============     =============
----------------------------------------------------------



-----------------------------------------------------
Class II Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------

Shares issued to shareholders in
  reinvestment of dividends.....       49     $    49

Shares redeemed.................   (1,049)     (1,049)
                                   ------     -------

Net decrease....................   (1,000)    $(1,000)
                                   ======     =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

---------------------------------------------------------
Class II Shares for the Year
Ended                                            Dollar
December 31, 2006                Shares          Amount
---------------------------------------------------------
Shares sold.................    5,001,489     $ 5,001,489

Shares issued to
  shareholders in
  reinvestment of
  dividends.................       49,179          49,179
                               ----------     -----------

Total issued................    5,050,668       5,050,668

Shares redeemed.............   (5,072,865)     (5,072,865)
                               ----------     -----------

Net decrease................      (22,197)    $   (22,197)
                               ==========     ===========

---------------------------------------------------------



-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2007*                 Shares      Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.....       49     $    49

Shares redeemed.................   (1,128)     (1,128)
                                   ------     -------

Net decrease....................   (1,079)    $(1,079)
                                   ======     =======
-----------------------------------------------------


* Liquidated on December 31, 2007.

-----------------------------------------------------
Class III Shares for the Year
Ended                                          Dollar
December 31, 2006                   Shares     Amount
-----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......     79         $79
                                      --         ---

Net increase.....................     79         $79
                                      ==         ===

-----------------------------------------------------


4.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                              12/31/2007      12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary income...........   $12,717,124     $12,067,866
                             -----------     -----------

Total taxable
  distributions...........   $12,717,124     $12,067,866
                             ===========     ===========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

----------------------------------------------------
Undistributed ordinary
  income--net......................   $4,567

Undistributed long-term capital
  gains--net.......................    2,174
                                      ------

Total accumulated earnings--net....   $6,741
                                      ======

----------------------------------------------------


  As of December 31, 2007, there were no significant differences between the book and tax components of net assets.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Money Market V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Money Market V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Money Market V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2008

--------------------------------------------------------------------------------

     BLACKROCK S&P 500 INDEX V.I. FUND

     -------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund's performance generally tracked that of the Standard & Poor's (S&P) 500 Index during the past 12 months. The S&P 500 Index is a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the index collectively represent a substantial portion of all common stocks publicly traded in the United States. Returns for the portfolio's respective share classes differ from the index based on individual share-class expenses.

DESCRIBE THE MARKET ENVIRONMENT.

  - Equity markets performed quite well in 2007. It was a year of intense market volatility, but still one that resulted in decent gains for most asset classes. The annual period began much like 2006 ended, with some slowing in U.S. economic growth, a Federal Reserve Board (the "Fed") that remained on hold and a generally positive investment environment. In the first half of 2007, solid earnings growth and continued high levels of merger-and-acquisition activity allowed equities to move almost inexorably upward.

  - The following six months were vastly different, however. The benign fundamentals that dominated from 2003 to 2006--namely, strong global growth, rising profitability levels and falling risk premiums--were replaced by credit stress, pressures on the capital position of the financial system, question marks about the sustainability of the business cycle and rising food and energy prices. Reflecting these woes, U.S. government bond yields plummeted, the dollar's decline intensified, equities became volatile and trendless, and the Fed's focus shifted from inflation fighting to providing liquidity and reducing short-term interest rates. Beginning in September, the Fed lowered the target federal funds rate by 100 basis points (1.00%), from 5.25% to 4.25%.

  - For the 12 months, large-cap stocks outperformed their small-cap counterparts, as the S&P 500 Index returned +5.49% while the small cap S&P 600 Index returned -0.30%. Within the S&P 500 Index, the growth style of investing significantly outperformed the value style for the year.

  - Turning to sector performance, eight of the 10 sectors in the index recorded positive yearly returns. Energy (+34.4%), materials (+22.5%) and utilities (+19.4%) led the group, while financials (-18.6%) and consumer discretionary (-13.2%) were the laggards.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Throughout the period, as changes were made to the composition of the S&P 500 Index, the portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - In keeping with its investment objective, the portfolio remains positioned to match the risk characteristics of its benchmark, irrespective of the market's future direction.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                 BLACKROCK S&P
                                   500 INDEX        STANDARD &
                               V.I. FUND+--CLASS    POOR'S 500
                                   I SHARES*          INDEX++
                               -----------------    ----------
12/97                                10000             10000
12/98                                12828             12858
12/99                                15458             15563
12/00                                14009             14146
12/01                                12289             12465
12/02                                 9536              9710
12/03                                12219             12495
12/04                                13503             13855
12/05                                14110             14536
12/06                                16295             16832
12/07                                17173             17756




[LINE GRAPH]

                                   BLACKROCK S&P
                                     500 INDEX
                                 V.I. FUND+--CLASS    S&P 500
                                     II SHARES*       INDEX++
                                 -----------------    -------
9/30/04**                              10000           10000
12/04                                  10912           10923
12/05                                  11403           11460
12/06                                  13178           13270
12/07                                  13778           13999




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**   Commencement of operations.

+ The Fund is required to invest at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
------------------------------------------------------------------------------------
One Year Ended 12/31/07                                                    + 5.38%

------------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                  +12.49
------------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                   + 5.56
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Average Annual Total Return--Class II Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
------------------------------------------------------------------------------------
One Year Ended 12/31/07                                                    + 4.55%

------------------------------------------------------------------------------------

Inception (9/30/04) through 12/31/07                                       +10.36
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                    -1.26%         +5.38%

------------------------------------------------------------------------------------------

Class II Shares*                                                   -1.37          +4.55
------------------------------------------------------------------------------------------

S&P 500 Index**                                                    -1.37          +5.49
------------------------------------------------------------------------------------------



* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. For a portion of the period, returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II Shares. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $  987.40              $2.01
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $  986.30              $2.72
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,023.27              $2.05
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,022.56              $2.77
----------------------------------------------------------------------------------------------------



* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.40% for Class I and .54% for Class II), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Financials......................................................            17.6%
Information Technology..........................................            16.8
Energy..........................................................            12.7
Health Care.....................................................            12.0
Industrial......................................................            11.5
Consumer Staples................................................            10.2
Consumer Discretionary..........................................             8.5
Utilities.......................................................             3.7
Telecommunication Services......................................             3.6
Materials.......................................................             3.4

----------------------------------------------------------------------------------------


For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------

                                                                    SHARES VOTED      SHARES WITHHELD
                                                                         FOR            FROM VOTING
-----------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                            James H. Bodurtha              282,694             29,046
                                        Bruce R. Bond                  282,694             29,046
                                        Donald W. Burton               282,694             29,046
                                        Richard S. Davis               280,072             31,668
                                        Stuart E. Eizenstat            280,072             31,668
                                        Laurence D. Fink               280,072             31,668
                                        Kenneth A. Froot               282,694             29,046
                                        Henry Gabbay                   279,011             32,728
                                        Robert M. Hernandez            282,694             29,046
                                        John F. O'Brien                282,694             29,046
                                        Roberta Cooper Ramo            282,694             29,046
                                        Jean Margo Reid                282,694             29,046
                                        David H. Walsh                 282,694             29,046
                                        Fred G. Weiss                  280,072             31,668
                                        Richard R. West                282,694             29,046

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------

  This summary schedule of investments is presented to help investors focus on the Fund's principal holdings. It includes the Fund's 50 largest holdings, each investment of any issuer that exceeds 1% of the Fund's net assets and affiliated issuers. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's website at http://www.sec.gov.


--------------------------------------------------------------------------------

                        SHARES                                                         PERCENT OF
INDUSTRY                  HELD               COMMON STOCKS                  VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------
AEROSPACE &             17,028   Boeing Co. .........................   $  1,489,269        0.5%
  DEFENSE
                        21,764   United Technologies Corp. ..........      1,665,817        0.6
                                 Other Securities....................      4,922,628        1.7
                                                                        ------------      -----
                                                                           8,077,714        2.8

-------------------------------------------------------------------------------------------------

AIR FREIGHT &           23,100   United Parcel Service, Inc. Class         1,633,632        0.6
LOGISTICS                          B.................................
                                 Other Securities....................      1,033,306        0.3
                                                                        ------------      -----
                                                                           2,666,938        0.9
-------------------------------------------------------------------------------------------------

AIRLINES                         Other Securities....................        198,555        0.1
-------------------------------------------------------------------------------------------------

AUTO COMPONENTS                  Other Securities....................        621,979        0.2
-------------------------------------------------------------------------------------------------

AUTOMOBILES                      Other Securities....................        892,945        0.3
-------------------------------------------------------------------------------------------------

BEVERAGES               43,796   The Coca-Cola Co. ..................      2,687,761        0.9
                        35,439   PepsiCo, Inc. ......................      2,689,820        1.0
                                 Other Securities....................      1,557,726        0.5
                                                                        ------------      -----
                                                                           6,935,307        2.4
-------------------------------------------------------------------------------------------------

BIOTECHNOLOGY                    Other Securities....................      3,226,651        1.1
-------------------------------------------------------------------------------------------------

BUILDING PRODUCTS                Other Securities....................        355,104        0.1
-------------------------------------------------------------------------------------------------

CAPITAL MARKETS         25,067   The Bank of New York Mellon Corp. ..      1,222,267        0.4
                         8,800   The Goldman Sachs Group, Inc. ......      1,892,440        0.7
                        18,879   Merrill Lynch & Co., Inc.(b)........      1,013,425        0.4
                        23,563   Morgan Stanley......................      1,251,431        0.4
                                 Other Securities....................      4,136,201        1.5
                                                                        ------------      -----
                                                                           9,515,764        3.4
-------------------------------------------------------------------------------------------------

CHEMICALS               12,034   Monsanto Co. .......................      1,344,077        0.5
                                 Other Securities....................      3,866,211        1.3
                                                                        ------------      -----
                                                                           5,210,288        1.8
-------------------------------------------------------------------------------------------------

COMMERCIAL BANKS         7,664   The PNC Financial Services Group,           503,142        0.2
                                   Inc.(b)...........................
                        37,504   U.S. Bancorp........................      1,190,377        0.4
                        43,584   Wachovia Corp. .....................      1,657,500        0.6
                        74,306   Wells Fargo & Co. ..................      2,243,298        0.8
                                 Other Securities....................      2,797,567        1.0
                                                                        ------------      -----
                                                                           8,391,884        3.0
-------------------------------------------------------------------------------------------------

COMMERCIAL                       Other Securities....................      1,354,527        0.5
SERVICES &
SUPPLIES
-------------------------------------------------------------------------------------------------

COMMUNICATIONS         133,915   Cisco Systems, Inc.(a)..............      3,625,079        1.3
EQUIPMENT
                        36,068   QUALCOMM, Inc. .....................      1,419,276        0.5
                                 Other Securities....................      2,176,572        0.7
                                                                        ------------      -----
                                                                           7,220,927        2.5
-------------------------------------------------------------------------------------------------

COMPUTERS &             19,290   Apple Inc.(a).......................      3,820,963        1.4
PERIPHERALS
                        49,376   Dell, Inc.(a).......................      1,210,206        0.4
                        57,043   Hewlett-Packard Co. ................      2,879,531        1.0
                        30,334   International Business Machines           3,279,105        1.2
                                   Corp. ............................
                                 Other Securities....................      1,742,025        0.6
                                                                        ------------      -----
                                                                          12,931,830        4.6
-------------------------------------------------------------------------------------------------

CONSTRUCTION &                   Other Securities....................        521,665        0.2
ENGINEERING
-------------------------------------------------------------------------------------------------

CONSTRUCTION                     Other Securities....................        177,953        0.1
MATERIALS
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                        SHARES                                                         PERCENT OF
INDUSTRY                  HELD               COMMON STOCKS                  VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------

CONSUMER FINANCE        25,778   American Express Co. ...............   $  1,340,972        0.5%
                                 Other Securities....................        768,744        0.2
                                                                        ------------      -----
                                                                           2,109,716        0.7
-------------------------------------------------------------------------------------------------

CONTAINERS &                     Other Securities....................        348,546        0.1
PACKAGING
-------------------------------------------------------------------------------------------------

DISTRIBUTORS                     Other Securities....................        186,959        0.1
-------------------------------------------------------------------------------------------------

DIVERSIFIED                      Other Securities....................        346,749        0.1
CONSUMER SERVICES
-------------------------------------------------------------------------------------------------

DIVERSIFIED             98,069   Bank of America Corp. ..............      4,046,327        1.4
FINANCIAL
SERVICES
                       110,351   Citigroup, Inc. ....................      3,248,733        1.2
                        74,268   JPMorgan Chase & Co. ...............      3,241,798        1.1
                                 Other Securities....................      2,061,898        0.7
                                                                        ------------      -----
                                                                          12,598,756        4.4
-------------------------------------------------------------------------------------------------

DIVERSIFIED            133,902   AT&T Inc. ..........................      5,564,966        2.0
TELECOMMUNICATION
SERVICES                63,618   Verizon Communications, Inc. .......      2,779,470        1.0
                                 Other Securities....................        758,725        0.2
                                                                        ------------      -----
                                                                           9,103,161        3.2
-------------------------------------------------------------------------------------------------

ELECTRIC                         Other Securities....................      5,922,368        2.1
UTILITIES
-------------------------------------------------------------------------------------------------

ELECTRICAL                       Other Securities....................      1,458,253        0.5
EQUIPMENT
-------------------------------------------------------------------------------------------------

ELECTRONIC                       Other Securities....................        900,561        0.3
EQUIPMENT &
INSTRUMENTS
-------------------------------------------------------------------------------------------------

ENERGY EQUIPMENT        26,490   Schlumberger Ltd. ..................      2,605,821        0.9
& SERVICES
                                 Other Securities....................      4,585,780        1.6
                                                                        ------------      -----
                                                                           7,191,601        2.5
-------------------------------------------------------------------------------------------------

FOOD & STAPLES          32,466   CVS/Caremark Corp. .................      1,290,524        0.5
RETAILING
                        52,316   Wal-Mart Stores, Inc. ..............      2,486,579        0.9
                                 Other Securities....................      2,888,488        1.0
                                                                        ------------      -----
                                                                           6,665,591        2.4
-------------------------------------------------------------------------------------------------

FOOD PRODUCTS                    Other Securities....................      4,179,631        1.5
-------------------------------------------------------------------------------------------------

GAS UTILITIES                    Other Securities....................        591,619        0.2
-------------------------------------------------------------------------------------------------

HEALTH CARE             24,862   Medtronic, Inc. ....................      1,249,813        0.4
EQUIPMENT &
SUPPLIES
                                 Other Securities....................      3,658,878        1.3
                                                                        ------------      -----
                                                                           4,908,691        1.7
-------------------------------------------------------------------------------------------------

HEALTH CARE             28,458   UnitedHealth Group, Inc. ...........      1,656,256        0.6
PROVIDERS &
SERVICES
                                 Other Securities....................      5,090,360        1.8
                                                                        ------------      -----
                                                                           6,746,616        2.4
-------------------------------------------------------------------------------------------------

HEALTH CARE                      Other Securities....................        108,611        0.0
TECHNOLOGY
-------------------------------------------------------------------------------------------------

HOTELS,                 26,072   McDonald's Corp. ...................      1,535,902        0.5
RESTAURANTS &
LEISURE
                                 Other Securities....................      2,519,517        0.9
                                                                        ------------      -----
                                                                           4,055,419        1.4
-------------------------------------------------------------------------------------------------

HOUSEHOLD                        Other Securities....................      1,256,854        0.4
DURABLES
-------------------------------------------------------------------------------------------------

HOUSEHOLD               68,584   The Procter & Gamble Co. ...........      5,035,437        1.8
PRODUCTS
                                 Other Securities....................      1,675,749        0.6
                                                                        ------------      -----
                                                                           6,711,186        2.4
-------------------------------------------------------------------------------------------------

IT SERVICES                      Other Securities....................      2,551,579        0.9
-------------------------------------------------------------------------------------------------

INDEPENDENT POWER                Other Securities....................        793,617        0.3
PRODUCERS &
ENERGY TRADERS
-------------------------------------------------------------------------------------------------

INDUSTRIAL              15,746   3M Co. .............................      1,327,702        0.5
CONGLOMERATES
                       222,865   General Electric Co. ...............      8,261,606        2.9
                                 Other Securities....................        790,967        0.3
                                                                        ------------      -----
                                                                          10,380,275        3.7
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                        SHARES                                                         PERCENT OF
INDUSTRY                  HELD               COMMON STOCKS                  VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------

INSURANCE               56,107   American International Group, Inc.     $  3,271,038        1.1%
                                   (c)...............................
                                 Other Securities....................      8,995,842        3.2
                                                                        ------------      -----
                                                                          12,266,880        4.3
-------------------------------------------------------------------------------------------------

INTERNET &                       Other Securities....................        906,278        0.3
CATALOG RETAIL
-------------------------------------------------------------------------------------------------

INTERNET SOFTWARE        5,110   Google, Inc. Class A (a)............      3,533,463        1.3
& SERVICES
                                 Other Securities....................      1,806,994        0.6
                                                                        ------------      -----
                                                                           5,340,457        1.9
-------------------------------------------------------------------------------------------------

LEISURE EQUIPMENT                Other Securities....................        413,107        0.2
& PRODUCTS
-------------------------------------------------------------------------------------------------

LIFE SCIENCES                    Other Securities....................      1,052,945        0.4
TOOLS & SERVICES
-------------------------------------------------------------------------------------------------

MACHINERY                        Other Securities....................      5,344,084        1.9
-------------------------------------------------------------------------------------------------

MEDIA                   79,448   Time Warner, Inc. ..................      1,311,686        0.4
                        41,882   Walt Disney Co. ....................      1,351,951        0.5
                                 Other Securities....................      5,297,142        1.9
                                                                        ------------      -----
                                                                           7,960,779        2.8
-------------------------------------------------------------------------------------------------

METALS & MINING                  Other Securities....................      2,903,353        1.0
-------------------------------------------------------------------------------------------------

MULTI-UTILITIES                  Other Securities....................      3,246,488        1.1
-------------------------------------------------------------------------------------------------

MULTILINE RETAIL                 Other Securities....................      2,081,845        0.7
-------------------------------------------------------------------------------------------------

OFFICE                           Other Securities....................        340,362        0.1
ELECTRONICS
-------------------------------------------------------------------------------------------------

OIL, GAS &              46,607   Chevron Corp. ......................      4,349,831        1.5
CONSUMABLE FUELS
                        35,424   ConocoPhillips......................      3,127,939        1.1
                       120,446   Exxon Mobil Corp. ..................     11,284,586        4.0
                        18,258   Occidental Petroleum Corp. .........      1,405,683        0.5
                                 Other Securities....................      8,586,249        3.0
                                                                        ------------      -----
                                                                          28,754,288       10.1
-------------------------------------------------------------------------------------------------

PAPER & FOREST                   Other Securities....................        790,098        0.3
PRODUCTS
-------------------------------------------------------------------------------------------------

PERSONAL PRODUCTS                Other Securities....................        481,594        0.2
-------------------------------------------------------------------------------------------------

PHARMACEUTICALS         34,020   Abbott Laboratories.................      1,910,222        0.7
                        62,953   Johnson & Johnson...................      4,198,965        1.5
                        47,879   Merck & Co., Inc. ..................      2,782,249        1.0
                       150,960   Pfizer, Inc. .......................      3,431,321        1.2
                        29,451   Wyeth...............................      1,301,440        0.4
                                 Other Securities....................      4,260,649        1.5
                                                                        ------------      -----
                                                                          17,884,846        6.3
-------------------------------------------------------------------------------------------------

REAL ESTATE                      Other Securities....................      2,853,156        1.0
INVESTMENT TRUSTS
(REITS)
-------------------------------------------------------------------------------------------------

REAL ESTATE                      Other Securities....................         88,355        0.0
MANAGEMENT &
DEVELOPMENT
-------------------------------------------------------------------------------------------------

ROAD & RAIL                      Other Securities....................      2,151,458        0.8
-------------------------------------------------------------------------------------------------

SEMICONDUCTORS &       129,288   Intel Corp. ........................      3,446,818        1.2
SEMICONDUCTOR                    Other Securities....................      4,146,607        1.5
EQUIPMENT
                                                                        ------------      -----
                                                                           7,593,425        2.7
-------------------------------------------------------------------------------------------------

SOFTWARE               177,486   Microsoft Corp. ....................      6,318,502        2.2
                        87,385   Oracle Corp. (a)....................      1,973,153        0.7
                                 Other Securities....................      2,342,445        0.9
                                                                        ------------      -----
                                                                          10,634,100        3.8
-------------------------------------------------------------------------------------------------

SPECIALTY RETAIL                 Other Securities....................      4,204,974        1.5
-------------------------------------------------------------------------------------------------

TEXTILES, APPAREL                Other Securities....................      1,094,746        0.4
& LUXURY GOODS
-------------------------------------------------------------------------------------------------

THRIFTS &                        Other Securities....................      2,023,029        0.7
MORTGAGE FINANCE
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Summary Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                        SHARES                                                         PERCENT OF
INDUSTRY                  HELD               COMMON STOCKS                  VALUE      NET ASSETS
-------------------------------------------------------------------------------------------------

TOBACCO                 46,589   Altria Group, Inc. .................   $  3,521,197        1.2%
                                 Other Securities....................        419,357        0.2
                                                                        ------------      -----
                                                                           3,940,554        1.4
-------------------------------------------------------------------------------------------------

TRADING COMPANIES                Other Securities....................        141,870        0.1
& DISTRIBUTORS
-------------------------------------------------------------------------------------------------

WIRELESS                         Other Securities....................      1,197,371        0.4
TELECOMMUNICATION
SERVICES
-------------------------------------------------------------------------------------------------

                                 TOTAL COMMON STOCKS
                                 (COST--$149,887,029)                    283,106,832       99.7
-------------------------------------------------------------------------------------------------


                    BENEFICIAL
                      INTEREST           SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------
                   $13,271,215   BlackRock Liquidity Series, LLC Cash     13,271,215        4.7
                                   Sweep Series, 5.04%(b)(d).........
                       865,500   BlackRock Liquidity Series, LLC             865,500        0.3
                                   Money Market Series,
                                   4.78%(b)(d)(e)....................
-------------------------------------------------------------------------------------------------

                                 TOTAL SHORT-TERM SECURITIES
                                 (COST--$14,136,715)                      14,136,715        5.0
-------------------------------------------------------------------------------------------------

                                 TOTAL INVESTMENTS
                                 (COST--$164,023,744*)...............    297,243,547      104.7
                                 LIABILITIES IN EXCESS OF OTHER          (13,432,735)      (4.7)
                                   ASSETS............................
                                                                        ============      =====
                                 NET ASSETS..........................   $283,810,812      100.0%
                                                                        ============      =====



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $171,257,773
                                     ============
Gross unrealized appreciation....    $133,075,261
Gross unrealized depreciation....      (7,089,487)
                                     ------------
Net unrealized appreciation......    $125,985,774
                                     ============



(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------
                                                               INTEREST/
                       PURCHASE        SALE        REALIZED     DIVIDEND
AFFILIATE                COST          COST      GAIN (LOSS)     INCOME
------------------------------------------------------------------------
BlackRock Liquidity
  Series, LLC Cash
  Sweep Series......  $3,277,717*      --             --        $668,992
BlackRock Liquidity
  Series, LLC Money
  Market Series.....        --     $13,004,200**      --        $ 13,075
The PNC Financial
  Services Group,
  Inc. .............  $  159,652   $    95,225     $(3,466)     $ 18,520
Merrill Lynch & Co.,
  Inc. .............  $   91,944   $   184,466     $88,586      $ 28,461

------------------------------------------------------------------------


 * Represents net purchase cost.

** Represents net sale cost.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d)  Represents the current yield as of December 31, 2007.

(e)  Security was purchased with the cash proceeds from securities loans.

 - "Other Securities" represent issues that are not identified as the 50 largest holdings of the Fund, issues not exceeding 1% of net assets and are not affiliated issuers. Some securities, or a portion of, in this category are either held as collateral in connection with open financial futures contracts or are out on loan.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

 - Financial futures contracts purchased as of December 31, 2007 were as follows:

----------------------------------------------------------------------
NUMBER OF                     EXPIRATION       FACE        UNREALIZED
CONTRACTS        ISSUE           DATE          VALUE      DEPRECIATION
----------------------------------------------------------------------
    3        S&P 500 Index    March 2008    $1,113,187       $(5,287)






See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $843,580) (identified
  cost--$148,967,946).......................................                 $281,590,265
Investments in affiliated securities, at value (identified
  cost--$15,055,798)........................................                   15,653,282
Cash........................................................                        2,953
Receivables:
  Dividends.................................................   $   439,972
  Securities sold...........................................       264,352
  Securities lending........................................           728        705,052
                                                               -----------
Prepaid expenses and other assets...........................                      517,127
                                                                             ------------
Total assets................................................                  298,468,679
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value...................                      865,500
Payables:
  Capital shares redeemed...................................    13,325,910
  Securities purchased......................................       209,972
  Variation margin..........................................       109,477
  Investment adviser........................................        76,795
  Other affiliates..........................................         3,960
  Distribution fees.........................................           221     13,726,335
                                                               -----------
Accrued expenses and other liabilities......................                       66,032
                                                                             ------------
Total liabilities...........................................                   14,657,867
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS..................................................                 $283,810,812
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,516,626
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        9,201
Paid-in capital in excess of par............................                  158,976,653
Accumulated realized capital losses--net....................                   (9,906,184)
Unrealized appreciation--net................................                  133,214,516
                                                                             ------------
NET ASSETS..................................................                 $283,810,812
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $282,112,531 and 15,166,261
  shares outstanding........................................                 $      18.60
                                                                             ============
Class II--Based on net assets of $1,698,281 and 92,010
  shares outstanding........................................                 $      18.46
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (including $46,981 from affiliates)...............                  $ 5,891,376
Interest from affiliates....................................                      668,992
Securities lending--net.....................................                       13,075
                                                                              -----------
Total income................................................                    6,573,443
                                                                              -----------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees....................................   $   962,019
Accounting services.........................................       108,183
Professional fees...........................................        48,911
Printing and shareholder reports............................        45,652
Custodian fees..............................................        33,416
Licensing fees..............................................        27,599
Directors' fees and expenses................................        19,808
Transfer agent fees--Class I................................         4,991
Pricing services............................................         1,066
Distribution fees--Class II.................................           840
Transfer agent fees--Class II...............................             9
Distribution fees--Class III................................             4
Other.......................................................        14,516
                                                               -----------
Total expenses..............................................                    1,267,014
                                                                              -----------
Investment income--net......................................                    5,306,429
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments (including $85,120 from affiliates)--net......    18,439,886
  Financial futures contracts--net..........................        30,756     18,470,642
                                                               -----------
Change in unrealized appreciation on:
  Investments--net..........................................    (7,084,386)
  Financial futures contracts--net..........................       (35,482)    (7,119,868)
                                                               -----------    -----------
Total realized and unrealized gain--net.....................                   11,350,774
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $16,657,203
                                                                              ===========
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $  5,306,429    $  5,060,364
Realized gain--net.........................................     18,470,642      24,266,530
Change in unrealized appreciation--net.....................     (7,119,868)     16,360,665
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     16,657,203      45,687,559
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................     (5,296,059)     (5,060,105)
  Class II.................................................        (29,878)            (21)
  Class III................................................            (21)            (21)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders.............................................     (5,325,958)     (5,060,147)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................    (68,722,945)    (41,281,695)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (57,391,700)       (654,283)
Beginning of year..........................................    341,202,512     341,856,795
                                                              ------------    ------------
End of year*...............................................   $283,810,812    $341,202,512
                                                              ============    ============
------------------------------------------------------------------------------------------

* Undistributed (accumulated distributions in excess of)
  investment income--net...................................             --    $      1,808
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                      CLASS I
THE FOLLOWING PER SHARE DATA AND             --------------------------------------------------------
RATIOS HAVE BEEN DERIVED FROM                             FOR THE YEAR ENDED DECEMBER 31,
INFORMATION PROVIDED IN THE                  --------------------------------------------------------
FINANCIAL STATEMENTS.                          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  17.97    $  15.81    $  15.35    $  14.12    $  11.15
                                             --------    --------    --------    --------    --------
Investment income--net*...................        .31         .26         .24         .23         .18
Realized and unrealized gain--net.........        .66        2.19         .45        1.25        2.96
                                             --------    --------    --------    --------    --------
Total from investment operations..........        .97        2.45         .69        1.48        3.14
                                             --------    --------    --------    --------    --------
Less dividends from investment
  income--net.............................       (.34)       (.29)       (.23)       (.25)       (.17)
                                             --------    --------    --------    --------    --------
Net asset value, end of year..............   $  18.60    $  17.97    $  15.81    $  15.35    $  14.12
                                             ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share........      5.38%      15.49%       4.49%      10.51%      28.14%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       .39%        .40%        .39%        .39%        .38%
                                             ========    ========    ========    ========    ========
Investment income--net....................      1.66%       1.58%       1.52%       1.59%       1.41%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $282,113    $341,200    $341,855    $398,558    $448,704
                                             ========    ========    ========    ========    ========
Portfolio turnover........................        10%          4%         10%          3%          2%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------



                                                                      CLASS II
                                                ----------------------------------------------------
                                                 FOR THE YEAR ENDED DECEMBER
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                 31,                   FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   -----------------------------   SEPTEMBER 30, 2004++
FINANCIAL STATEMENTS.                            2007        2006       2005    TO DECEMBER 31, 2004
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........   $17.97     $ 15.80     $15.34          $14.29
                                                ------     -------     ------          ------
Investment income--net*......................      .28         .26        .24             .10
Realized and unrealized gain--net............      .54        2.20        .45            1.20
                                                ------     -------     ------          ------
Total from investment operations.............      .82        2.46        .69            1.30
                                                ------     -------     ------          ------
Less dividends from investment income--net...     (.33)       (.29)      (.23)           (.25)
                                                ------     -------     ------          ------
Net asset value, end of period...............   $18.46     $ 17.97     $15.80          $15.34
                                                ======     =======     ======          ======

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........    4.55%      15.56%      4.50%           9.12%+
                                                ======     =======     ======          ======
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................     .54%        .39%       .39%            .39%***
                                                ======     =======     ======          ======
Investment income--net.......................    1.42%       1.59%      1.53%           2.60%***
                                                ======     =======     ======          ======
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in thousands).....   $1,698     $     1     $    1          $    1
                                                ======     =======     ======          ======
Portfolio turnover...........................      10%          4%        10%              3%
                                                ======     =======     ======          ======
----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Aggregate total investment return.

++  Commencement of operations.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock S&P 500 Index V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class III was liquidated on December 31, 2007 and currently is not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those

--------------------------------------------------------------------------------


securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain investments, may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the

--------------------------------------------------------------------------------


collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncement--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $17,721 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to distributions paid in excess of taxable income. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .30% of the average daily value of the Fund's net assets. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the

--------------------------------------------------------------------------------


average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $3,869 in securities lending agent fees.

  In addition, MLPF&S received $1,629 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $5,964 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $29,695,241 and $66,312,042, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $68,722,945 and $41,281,695 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:



---------------------------------------------------------
Class I Shares for the
Year ended
December 31, 2007              Shares       Dollar Amount
---------------------------------------------------------
Shares sold...............    1,555,099     $  29,830,382
Shares issued to
  shareholders in
  reinvestment of
  dividends...............      282,758         5,296,059
                             ----------     -------------
Total issued..............    1,837,857        35,126,441
Shares redeemed...........   (5,663,970)     (105,545,515)
                             ----------     -------------
Net decrease..............   (3,826,113)    $ (70,419,074)
                             ==========     =============

---------------------------------------------------------




-----------------------------------------------------------
Class I Shares for the Year
Ended
December 31, 2006               Shares        Dollar Amount
-----------------------------------------------------------
Shares sold................    2,540,316       $ 44,108,921
Shares issued to
  shareholders in
  reinvestment of
  dividends................      281,594          5,060,105
                              ----------       ------------
Total issued...............    2,821,910         49,169,026
Shares redeemed............   (5,459,026)       (90,450,763)
                              ----------       ------------
Net decrease...............   (2,637,116)      $(41,281,737)
                              ==========       ============

-----------------------------------------------------------



----------------------------------------------------------
Class II Shares for the Year
Ended
December 31, 2007                Shares      Dollar Amount
----------------------------------------------------------
Shares sold..................   103,906        $1,929,120
Shares issued to shareholders
  in reinvestment of
  dividends..................     1,607            29,878
                                -------        ----------
Total issued.................   105,513         1,958,998
Shares redeemed..............   (13,576)         (261,504)
                                -------        ----------
Net increase.................    91,937        $1,697,494
                                =======        ==========
----------------------------------------------------------



------------------------------------------------------
Class II Shares for the Year
Ended                                           Dollar
December 31, 2006                   Shares      Amount
------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      1          $21
                                       -          ---

Net increase.....................      1          $21
                                       =          ===
------------------------------------------------------



------------------------------------------------------
Class III Shares for the Year
Ended                                           Dollar
December 31, 2007*                 Shares       Amount
------------------------------------------------------

Shares issued to shareholders
  in reinvestment of
  dividends....................     1.116      $    21

Shares redeemed................   (74.448)      (1,386)
                                  -------      -------

Net decrease...................   (73.332)      (1,365)
                                  =======      =======
------------------------------------------------------


* Liquidated on December 31, 2007.

------------------------------------------------------
Class III Shares for the Year
Ended                                           Dollar
December 31, 2006                   Shares      Amount
------------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......      1          $21
                                       -          ---

Net increase.....................      1          $21
                                       =          ===

------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                               12/31/2007     12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary income.............   $5,325,958     $5,060,147
                               ----------     ----------

Total taxable
  distributions.............   $5,325,958     $5,060,147
                               ==========     ==========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------
Capital loss carryforward.........   $ (2,677,443)*

Unrealized gains--net.............    125,985,775**
                                     ------------

Total accumulated earnings--net...   $123,308,332
                                     ============

-------------------------------------------------


* On December 31, 2007, the Fund had a net capital loss carryforward of $2,677,443, of which $439,937 expires in 2011 and $2,237,506 expires in 2012.
   This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock S&P 500 Index V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF BLACKROCK VARIABLE SERIES FUNDS,
INC.:

  We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of BlackRock S&P 500 Index V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock S&P 500 Index V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2008

--------------------------------------------------------------------------------

     BLACKROCK TOTAL RETURN V.I. FUND

     ------------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund underperformed the benchmark for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - One of the largest detractors from performance was our overweight to high-quality spread assets, particularly AAA-rated commercial mortgage-backed securities (CMBS), as well as agency mortgage pass-throughs, asset-backed securities (ABS) and other mortgage-related product. Despite their high quality, these assets suffered amid fallout from the subprime mortgage scare. Generalized concerns over the mortgage market, coupled with lack of liquidity and the liquidation by investors of all mortgage-related assets, caused the underperformance. Our exposure to European government bonds and below-investment-grade bonds also hindered the Fund's relative results for the year.

  - On the positive side, an underweight exposure to corporate bonds, and successful security selection within the corporate sector, benefited the Fund's relative performance. In addition, we had positioned the Fund for a steepening yield curve in the second half of the year, a move that proved advantageous as short-term rates fell more than long-term rates and the curve steepened. An underweight in agency debentures benefited the Fund as well.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - On December 10, 2007, the Fund changed its name from BlackRock Bond V.I. Fund to BlackRock Total Return V.I. Fund. As of the same date, with shareholder approval, the Fund changed its investment objective to the following: to maximize total return, consistent with income generation and prudent investment management.

  - As spread sectors underperformed across the fixed income markets, we used this as an opportunity to increase exposure to high-quality mortgage product, moving from an underweight position in mortgages at the start of 2007 to a significant overweight by year-end. In addition, during late third quarter-early fourth quarter, we started to decrease our underweight to investment-grade corporate bonds as the valuations of lower-quality assets began to appear more attractive.

  - We maintained the yield curve steepening bias, but kept duration relatively close to that of the index. We had a small allocation to below-investment-grade securities and global government bonds. Specifically, we had a roughly 2% allocation to high yield assets throughout the year, and maintained positions in European government bonds and the Japanese yen.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At year-end, the Fund was underweight in U.S. Treasury issues, U.S. agency securities and corporate securities, although we closed the gap in the corporate sector somewhat. The portfolio maintained its notable overweights in high-quality, short-duration spread product, including mortgage pass-through securities, CMBS and ABS. In general, we find high-quality spread-related assets to be an attractive investment, offering yields beyond those provided by Treasury securities alone but without the risk associated with corporate bonds. Although some areas of the corporate market are attractive, lingering concerns about the economy cause us to be less positive on corporate credit overall.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------


                              BLACKROCK TOTAL
                                RETURN V.I.      LEHMAN BROTHERS
                               FUND+--CLASS I     U.S. AGGREGATE
                                  SHARES*          BOND INDEX++
                              ---------------    ---------------
12/97                              10000              10000
12/98                              10783              10869
12/99                              10530              10779
12/00                              11583              12033
12/01                              12355              13049
12/02                              13535              14387
12/03                              14176              14977
12/04                              14814              15627
12/05                              15107              16007
12/06                              15770              16700
12/07                              16346              17864




  * Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

  + The Fund invests at least 90% of its net assets in fixed income securities.

 ++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                            RETURN
--------------------------------------------------------------------------------------
One Year Ended 12/31/07                                                    +3.65%

--------------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                  +3.85
--------------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                   +5.04
--------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                         6-MONTH       12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2007                               TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
------------------------------------------------------------------------------------------------
Class I Shares*                                           +3.75%         +3.65%         5.00%

------------------------------------------------------------------------------------------------

Lehman Brothers U.S. Aggregate Bond Index**               +5.93          +6.97            --
------------------------------------------------------------------------------------------------



* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  Each of the tables provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  Each of the tables also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

  The expenses shown in the tables are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical tables are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

--------------------------------------------------------------------------------
INCLUDING INTEREST EXPENSE

--------------------------------------------------------------------------------


                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,037.50              $3.03
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,022.23              $3.01
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .59% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
EXCLUDING INTEREST EXPENSE

--------------------------------------------------------------------------------


                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,037.50              $2.98
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,022.28              $2.96
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .58% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------


                                                                         PERCENT OF
ASSET MIX                                                          LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
U.S. Government Agency Mortgage-Backed Securities...............            42.5%
Non-U.S. Government Agency Mortgage-Backed Securities...........            23.6
Corporate Bonds.................................................            14.5
Asset-Backed Securities.........................................            11.2
U.S. Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage Obligations...............             3.6
Preferred Securities............................................             2.1
U.S. Government Obligations.....................................             2.0
Foreign Government Obligations..................................             0.5

----------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------

                                                                    SHARES VOTED      SHARES WITHHELD
                                                                         FOR            FROM VOTING
-----------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                            James H. Bodurtha             2,767,709            65,736
                                        Bruce R. Bond                 2,767,227            66,218
                                        Donald W. Burton              2,765,074            68,371
                                        Richard S. Davis              2,765,669            67,776
                                        Stuart E. Eizenstat           2,760,456            72,989
                                        Laurence D. Fink              2,762,156            71,289
                                        Kenneth A. Froot              2,766,377            67,068
                                        Henry Gabbay                  2,766,831            66,614
                                        Robert M. Hernandez           2,762,694            70,751
                                        John F. O'Brien               2,764,167            69,278
                                        Roberta Cooper Ramo           2,766,519            66,926
                                        Jean Margo Reid               2,768,729            64,716
                                        David H. Walsh                2,766,321            67,124
                                        Fred G. Weiss                 2,764,564            68,881
                                        Richard R. West               2,761,844            71,601

-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposals, which were approved at a special shareholders' meeting on December 10, 2007. A description of the proposals and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------

                                                       SHARES VOTED    SHARES VOTED    SHARES VOTED
                                                            FOR           AGAINST         ABSTAIN
---------------------------------------------------------------------------------------------------
To approve a change in the investment objective of
  BlackRock Total Return V.I. Fund..................    28,781,030        778,898         997,467

---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

--------------------------------------------------------------------------------




                                       FACE
ASSET-BACKED SECURITIES+             AMOUNT       VALUE
------------------------------------------------------------
ACE Securities Corp.(b):
  Series 2003-OP1 Class
  A2, 5.225% due
  12/25/2033..............   USD    122,036    $     116,692
  Series 2005-ASP1 Class
  M1, 5.545% due
  9/25/2035...............        2,000,000        1,343,200
  Series 2005-HE6 Class
  A2B, 5.07% due
  10/25/2035(c)...........        1,795,911        1,771,972
Ameriquest Mortgage
  Securities, Inc. Series
  2003-7 Class M1, 5.715%
  due 8/25/2033(b)........        1,800,000        1,350,000
Bear Stearns Asset Backed
  Securities Trust(b):
  Series 2005-4 Class A,
  5.20% due 1/25/2036.....          879,616          782,858
  Series 2005-HE10 Class
  A2, 5.16% due
  8/25/2035...............        3,707,886        3,487,152
  Series 2005-SD1 Class
  1A2, 5.165% due
  7/25/2027...............        2,000,000        1,927,500
  Series 2006-HE8 Class
  1A1, 4.935% due
  10/25/2036..............        1,916,513        1,874,888
Capital Auto Receivables
  Asset Trust Series 2004-
  2 Class D, 5.82% due
  5/15/2012(a)............          900,000          897,334
Countrywide Asset Backed
  Certificates(b):
  Series 2003-2 Class M1,
  5.565% due 6/26/2033....          408,750          348,953
  Series 2003-BC3 Class
  A2, 5.485% due
  9/25/2033...............          171,868          145,363
  Series 2004-5 Class A,
  5.315% due 10/25/2034...          370,261          316,573
  Series 2004-5 Class M2,
  5.535% due 7/25/2034....        1,600,000        1,328,000
  Series 2004-13 Class
  AF4, 4.923% due
  1/25/2033...............        1,750,000        1,637,540
  Series 2004-13 Class
  MF1, 5.071% due
  12/25/2034..............        1,750,000        1,500,884
  Series 2007-1 Class 2A1,
  4.915% due 7/25/2037....        2,967,366        2,910,748
Daimler Chrysler Auto
  Trust Series 2006-D
  Class A3, 4.98% due
  2/08/2011...............        3,325,000        3,336,385
Equifirst Mortgage Loan
  Trust Series 2004-2
  Class M1, 5.41% due
  7/25/2034(b)............        2,800,000        2,604,000
First Franklin Mortgage
  Loan Asset Backed
  Certificates(b):
  Series 2004-FF10 Class
  A2, 5.26% due
  12/25/2032..............           76,368           74,337
  Series 2005-FF10 Class
  A6, 5.215% due
  11/25/2035..............        2,627,812        2,481,221
Fremont Home Loan Trust
  Series 2005-E Class 2A2,
  5.035% due
  1/25/2036(b)............          987,064          982,125
Home Equity Asset
  Trust(b):
  Series 2005-1 Class A2,
  5.14% due 5/25/2035.....          229,467          200,834
  Series 2005-3 Class 1A2,
  5.115% due 8/25/2035....          160,785          141,743
Honda Auto Receivables
  Owner Trust Series 2006-
  3 Class A3, 5.12% due
  10/15/2010..............        3,500,000        3,514,183
IXIS Real Estate Capital
  Trust Series 2007-HE1
  Class A1, 4.925% due
  5/25/2037(b)............        2,881,713        2,812,034
Irwin Home Equity Corp.
  Series 2005-C Class 1A1,
  5.125% due
  4/25/2030(b)............          638,940          575,046
JPMorgan Mortgage
  Acquisition Corp. Series
  2006-HE3 Class A2,
  4.935% due
  11/25/2036(b)...........        1,519,699        1,481,736
Morgan Stanley ABS Capital
  I, Inc.(b):
  Series 2005-HE1 Class
  A2MZ, 5.165% due
  12/25/2034..............          207,996          190,722
  Series 2005-NC2 Class
  A1MZ, 5.115% due
  3/25/2035...............           27,290           27,241
  Series 2005-NC2 Class
  A2MZ, 5.115% due
  3/25/2035...............           51,370           50,537
  Series 2007-NC1 Class
  A2A, 4.915% due
  11/25/2036..............        2,099,531        2,051,221
Nationstar Home Equity
  Loan Trust Series 2006-B
  Class AV1, 4.935% due
  9/25/2036(b)............          842,039          834,803
New Century Home Equity
  Loan Trust Series 2005-2
  Class A2MZ, 5.125% due
  6/25/2035(b)............          616,755          572,984
Option One Mortgage Loan
  Trust Series 2003-4
  Class A2, 5.185% due
  7/25/2033(b)............          550,663          483,293
Park Place Securities,
  Inc., Series 2005-
  WCH1(b):
  Class A1B, 5.165% due
  1/25/2035...............          178,690          154,826
  Class A3D, 5.205% due
  1/25/2035...............          142,949          132,112
Popular ABS Mortgage Pass-
  Through Trust Series
  2005-1 Class M2, 5.507%
  due 5/25/2035...........          750,000          510,000
RAAC Series 2005-SP2 Class
  2A, 5.165% due
  6/25/2044(b)............        2,552,541        2,176,830
Residential Asset Mortgage
  Products, Inc. Series
  2005-RS3 Class AI2,
  5.035% due
  3/25/2035(b)............          808,394          765,069
Residential Asset
  Securities Corp. Series
  2003-KS5 Class AIIB,
  5.445% due
  7/25/2033(b)............          354,042          344,068
SLM Student Loan Trust
  Series 2002-1 Class A2,
  5.194% due
  4/25/2017(b)............        2,137,366        2,142,688
Soundview Home Equity Loan
  Trust Series 2005-OPT3
  Class A4, 5.165% due
  11/25/2035(b)...........        4,500,000        4,175,156
Structured Asset
  Securities Corp. Series
  2004-23XS Class 2A1,
  5.089% due
  1/25/2035(b)............          732,381          724,581
USAA Auto Owner Trust:
  Series 2005-3 Class A4,
  4.63% due 5/15/2012.....        2,850,000        2,852,178
  Series 2006-4 Class A3,
  5.01% due 6/15/2011.....        3,050,000        3,063,555
  Series 2006-4 Class A4,
  4.98% due 10/15/2012....        2,825,000        2,848,903

------------------------------------------------------------

TOTAL ASSET-BACKED SECURITIES
(COST--$68,167,965)--18.5%                        64,044,068
------------------------------------------------------------


------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS
------------------------------------------------------------
U.S. Treasury Inflation
  Indexed Bonds(i):
  1.625% due 1/15/2015....        4,376,560        4,393,996
  2.375% due 1/15/2025....          665,016          698,163
  2.375% due 1/15/2027....        1,952,841        2,065,130
U.S. Treasury Notes:
  3.875% due 10/31/2012...        2,000,000        2,039,218
  4.875% due 5/15/2037....        2,175,000        2,370,580
------------------------------------------------------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
(COST--$11,512,558)--3.3%                         11,567,087
------------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------


U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES+--
COLLATERALIZED MORTGAGE                FACE
OBLIGATIONS                          AMOUNT       VALUE
------------------------------------------------------------
Fannie Mae Trust:
  Series 360 Class 2, 5%
  due 8/01/2035(h)........   USD  3,686,863    $     902,474
  Series 378 Class 4, 5%
  due 7/01/2036(h)........        4,567,729          972,238
  Series 2003-9 Class DA,
  4.50% due 12/25/2016....        2,603,130        2,602,458
  Series 2003-87 Class TJ,
  4.50% due 9/25/2018.....        2,730,000        2,648,731
  Series 2005-47 Class PA,
  5.50% due 9/25/2024.....          826,333          829,317
  Series 2005-69 Class LE,
  5.50% due 11/25/2033....        4,448,504        4,512,357
Freddie Mac Multiclass
  Certificates:
  Series 3068 Class VA,
  5.50% due 10/15/2016....        1,286,616        1,306,149
  Series 3087 Class VA,
  5.50% due 3/15/2015.....        3,641,749        3,702,008
  Series 3137 Class XP, 6%
  due 4/15/2036...........        2,184,136        2,251,551
  Series 3138 Class PA,
  5.50% due 2/15/2027.....        1,047,363        1,059,391
------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES--
COLLATERALIZED MORTGAGE OBLIGATIONS
(COST--$20,562,067)--6.0%                         20,786,674
------------------------------------------------------------


------------------------------------------------------------

U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES+
------------------------------------------------------------
Fannie Mae Guaranteed
  Pass-Through
  Certificates:
  4.00% due
  11/01/2020--3/01/2022...          267,948          256,592
  4.50% due 1/15/2023(g)..        9,500,000        9,348,589
  5.00% due
  1/15/2023--1/15/2038(g)-
  ........................       17,461,705       17,415,940
  5.50% due 1/15/2023-
  1/15/2038(g)............       17,700,000       17,738,342
  6.00% due 2/01/2017-
  1/15/2038(g)............       34,967,787       35,578,039
  6.50% due 10/01/2022-
  1/15/2038(g)............       37,755,421       38,820,544
Freddie Mac Mortgage
  Participation
  Certificates:
  5.00% due 1/15/2038(g)..        9,300,000        9,073,313
  5.50% due 10/01/2034-
  1/15/2038(g)............        6,039,985        6,026,822
  6.00% due 1/15/2038(g)..       73,000,000       74,072,224
  7.00% due 10/01/2031-
  9/01/2032...............          568,583          596,366
  7.50% due 5/01/2032.....          162,409          172,993
Ginnie Mae MBS
  Certificates:
  5.50% due 3/20/2036(g)..       12,000,000       12,025,063
  6.00% due 1/21/2038(g)..        5,800,000        5,925,063
  6.50% due 4/15/2032-
  1/15/2038...............       16,153,297       16,651,095
------------------------------------------------------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-
BACKED SECURITIES
(COST--$242,561,485)--70.5%                      243,700,985
------------------------------------------------------------




NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED                        FACE
SECURITIES+                          AMOUNT       VALUE
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS--17.8%
Bear Stearns Adjustable
  Rate Mortgage Trust(b):
  Series 2005-4 Class 3A1,
  5.37% due 8/25/2035.....  USD  11,141,756    $  11,151,356
  Series 2006-2 Class 2A1,
  5.65% due 7/25/2036.....        3,602,817        3,602,265
Citigroup Mortgage Loan
  Trust, Inc. Series 2005-
  4 Class A, 5.345% due
  8/25/2035(b)............        6,584,154        6,391,734
Citimortgage Alternative
  Loan Trust Series 2007-
  A8 Class A1, 6% due
  10/25/2037..............        2,551,738        2,540,574
Countrywide Alternative
  Loan Trust Series 2006-
  OC10 Class 2A1, 4.955%
  due 11/25/2036(b).......        1,672,170        1,644,377
Countrywide Home Loan
  Mortgage Pass-Through
  Trust:
  Series 2007-16 Class A1,
  6.50% due 10/25/2037....        1,559,028        1,580,345
  Series 2007-J3 Class
  A10, 6% due 7/25/2037...        1,760,351        1,698,396
First Horizon Asset
  Securities, Inc. Series
  2005-AR3 Class 3A1,
  5.50% due 8/25/2035(b)..        1,494,480        1,493,968
GSR Mortgage Loan Trust
  Series 2005-AR4 Class
  6A1, 5.25% due
  7/25/2035(b)............        6,721,461        6,509,986
Impac Secured Assets CMN
  Owner Trust Series 2004-
  3(b):
  Class 1A4, 5.265% due
  11/25/2034..............          596,564          594,549
  Class M1, 5.465% due
  11/25/2034..............        2,200,000        2,166,763
RMAC Plc Series 2003-NS2A
  Class A2C, 5.533% due
  9/12/2035(b)............          145,896          144,437
Structured Adjustable Rate
  Mortgage Loan Trust
  Series 2007-3 Class 2A1,
  5.738% due
  4/25/2037(b)............        3,054,628        3,052,574
Structured Asset
  Securities Corp.(b):
  Series 2005-GEL2 Class
  A, 5.145% due
  4/25/2035...............          411,000          398,108
  Series 2005-OPT1 Class
  A4M, 5.215% due
  11/25/2035..............        1,128,151        1,064,790
WaMu Mortgage Pass-Through
  Certificates Series
  2007-HY3(b):
  Class 1A1, 5.67% due
  3/25/2037...............        8,113,107        8,147,592
  Class 4A1, 5.35% due
  3/25/2037...............        3,796,119        3,778,619
Wells Fargo Mortgage
  Backed Securities
  Trust(b):
  Series 2005-AR15 Class
  2A1, 5.115% due
  9/25/2035...............        4,370,610        4,288,244
  Series 2006-AR4 Class
  2A4, 5.773% due
  4/25/2036...............          400,000          393,822
  Series 2006-AR12 Class
  2A1, 6.10% due
  9/25/2036...............          831,048          832,221
                                               -------------
                                                  61,474,720
------------------------------------------------------------


COMMERCIAL MORTGAGE-BACKED SECURITIES--21.3%
Banc of America Commercial
  Mortgage, Inc.(b):
  Series 2003-2 Class A3,
  4.873% due 3/11/2041....        2,800,000        2,804,781
  Series 2007-2 Class A4,
  5.688% due 4/10/2049....        2,400,000        2,462,840

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED                        FACE
SECURITIES+                          AMOUNT       VALUE
------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (CONTINUED)
Bear Stearns Commercial
  Mortgage Securities:
  Series 1998-C1 Class A2,
  6.44% due 6/16/2030.....  USD   2,976,458    $   2,979,438
  Series 2005-PWR8 Class
  A4, 4.674% due
  6/11/2041...............        2,800,000        2,675,700
CS First Boston Mortgage
  Securities Corp. Series
  2002-CP5 Class A1,
  4.106% due 12/15/2035...        1,249,227        1,229,274
Capco America
  Securitization Corp.
  Series 1998-D7 Class
  A1B, 6.26% due
  10/15/2030..............        2,638,257        2,650,975
Chase Commercial Mortgage
  Securities Corp. Series
  1999-2 Class A2, 7.198%
  due 1/15/2032...........        2,382,625        2,476,211
Citigroup Commercial
  Mortgage Trust Series
  2007-C6 Class AM, 5.70%
  due 6/10/2017(b)........          975,000          977,584
Citigroup/Deutsche Bank
  Commercial Mortgage
  Trust Series 2007-CD5
  Class A4, 5.886% due
  11/15/2044(b)...........          875,000          906,885
Credit Suisse Mortgage
  Capital Certificates
  Series 2007-C3 Class A4,
  5.723% due
  6/15/2039(b)............        2,350,000        2,416,505
DLJ Commercial Mortgage
  Corp. Series 1998-CG1
  Class A1B, 6.41% due
  6/10/2031...............          927,555          927,818
First Union National Bank
  Commercial Mortgage:
  Series 1999-C4 Class E,
  7.939% due
  12/15/2031(a)(b)........        2,770,000        2,934,052
  Series 2001-C2 Class B,
  6.819% due 1/12/2043....        3,275,000        3,473,625
First Union-Lehman
  Brothers-Bank of America
  Series 1998-C2 Class A2,
  6.56% due 11/18/2035....        1,954,670        1,953,225
GS Mortgage Securities
  Corp. II(b):
  Series 2006-GG6 Class
  A2, 5.506% due
  4/10/2038...............        2,850,000        2,881,873
  Series 2007-GG10 Class
  A4, 5.799% due
  8/10/2045...............        1,965,000        2,032,342
Greenwich Capital
  Commercial Funding
  Corp.:
  Series 2004-GG1 Class
  A4, 4.755% due
  6/10/2036...............        4,180,000        4,190,694
  Series 2004-GG1 Class
  A5, 4.883% due
  6/10/2036...............        2,720,000        2,733,142
  Series 2005-GG5 Class
  AJ, 5.301% due
  4/10/2037(b)............          785,000          740,565
JPMorgan Chase Commercial
  Mortgage Securities
  Corp.:
  Series 2001-CIB2 Class
  A3, 6.429% due
  4/15/2035...............        2,735,000        2,874,140
  Series 2006-CB17 Class
  A4, 5.429% due
  12/12/2043..............          350,000          351,943
  Series 2007-LD1 Class
  A2, 5.804% due
  6/15/2049(b)............          950,000          971,002
  Series 2007-LD12 Class
  A2, 5.827% due
  8/15/2012...............          770,000          785,596
LB-UBS Commercial Mortgage
  Trust:
  Series 2000-C3 Class A2,
  7.95% due 5/15/2025(b)..        2,618,258        2,764,875
  Series 2005-C3 Class A5,
  4.739% due 7/15/2030....        2,950,000        2,828,751
  Series 2007-C2 Class A3,
  5.43% due 2/15/2040.....        1,750,000        1,757,712
NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED                        FACE
SECURITIES+                          AMOUNT       VALUE
------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
  (concluded):
  Series 2007-C6 Class A4,
  5.858% due
  7/15/2040(b)............        2,425,000    $   2,508,054
  Series 2007-C7 Class A3,
  5.866% due
  9/15/2045(b)............        1,950,000        2,000,228
Morgan Stanley Capital I:
  Series 2006-IQ12 Class
  A4, 5.332% due
  12/15/2043..............        1,080,000        1,078,390
  Series 2007-HQ12 Class
  A2, 5.633% due
  6/12/2012(b)............          345,000          350,461
  Series 2007-IQ16 Class
  A4, 5.809% due
  12/12/2049..............        1,190,000        1,216,954
Morgan Stanley Dean Witter
  Capital I Series 2000-
  LIFE Class A2, 7.57% due
  11/15/2036(b)...........        2,413,553        2,517,220
Mortgage Capital Funding,
  Inc.:
  Series 1998-MC1 Class E,
  7.06% due 3/18/2030(b)..          438,687          437,612
  Series 1998-MC2 Class B,
  6.549% due 6/18/2030....        2,780,000        2,777,148
Salomon Brothers Mortgage
  Securities VII, Inc.
  Series 2000-C1 Class A2,
  7.52% due
  12/18/2009(b)...........        2,406,182        2,502,360
Wachovia Bank Commercial
  Mortgage Trust Series
  2005-C20 Class A6A,
  5.11% due 7/15/2042(b)..        2,480,000        2,459,123
                                               -------------
                                                  73,629,098
------------------------------------------------------------

TOTAL NON-U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(COST--$134,035,520)--39.1%                      135,103,818
------------------------------------------------------------


------------------------------------------------------------


CORPORATE BONDS
------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%
Honeywell International,
  Inc., 5.70% due
  3/15/2036...............          640,000          630,230
------------------------------------------------------------


AIRLINES--0.3%
American Airlines, Inc.
  Series 2003-1, 3.857%
  due 1/09/2012(f)........          460,805          437,189
Continental Airlines, Inc.
  Series 2002-1, 6.563%
  due 8/15/2013...........          600,000          621,000
                                               -------------
                                                   1,058,189
------------------------------------------------------------


BUILDING PRODUCTS--0.1%
Momentive Performance
  Materials, Inc.,10.125%
  due 12/01/2014(a)(d)....          245,000          224,175
------------------------------------------------------------


CAPITAL MARKETS--4.7%
The Bear Stearns Cos.,
  Inc.:
  5.599% due
  7/19/2010(b)............          505,000          474,594
  6.95% due 8/10/2012.....        1,395,000        1,434,339
  6.40% due 10/02/2017....          675,000          652,158
Credit Suisse Guernsey
  Ltd., 5.86%(b)(e).......        1,530,000        1,369,653
Goldman Sachs Capital II,
  5.793%(b)(e)............          585,000          520,840
The Goldman Sachs Group,
  Inc. 5.25% due
  10/15/2013..............        2,550,000        2,550,875
Lehman Brothers Holdings,
  Inc.:
  6% due 7/19/2012........        1,130,000        1,150,604
  6.75% due 12/28/2017....        1,025,000        1,056,466
  Series I, 5.25% due
  2/06/2012...............          825,000          816,328
  Series MTN, 7% due
  9/27/2027...............          555,000          563,299

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                       FACE
CORPORATE BONDS                      AMOUNT       VALUE
------------------------------------------------------------
CAPITAL MARKETS (CONCLUDED)
Morgan Stanley:
  6.25% due 8/28/2017.....  USD   2,770,000    $   2,815,990
  Series F, 5.55% due
  4/27/2017...............        1,305,000        1,272,594
UBS AG Series DPNT, 5.875%
  due 12/20/2017..........        1,685,000        1,696,871
                                               -------------
                                                  16,374,611
------------------------------------------------------------


COMMERCIAL BANKS--1.6%
Barclays Bank
  Plc(a)(b)(e):
  7.43%...................          500,000          519,575
  8.55%...................        1,250,000        1,316,619
Corporacion Andina de
  Fomento, 6.875% due
  3/15/2012...............          810,000          864,289
Royal Bank of Scotland Plc
  Series MTN,
  7.64%(b)(e).............        1,100,000        1,130,902
Wachovia Bank NA, 6.60%
  due 1/15/2038...........        1,650,000        1,658,283
                                               -------------
                                                   5,489,668
------------------------------------------------------------


COMPUTERS & PERIPHERALS--0.2%
International Business
  Machines Corp., 5.70%
  due 9/14/2017...........          785,000          811,503
------------------------------------------------------------


CONSUMER FINANCE--0.4%
FIA Card Services NA,
  4.625% due 8/03/2009....          665,000          664,799
SLM Corp., 5.40% due
  10/25/2011..............          625,000          569,622
                                               -------------
                                                   1,234,421
------------------------------------------------------------


DIVERSIFIED FINANCIAL SERVICES--6.6%
Bank of America Corp.:
  4.875% due 9/15/2012....          780,000          781,913
  6% due 9/01/2017........          600,000          613,003
  5.75% due 12/01/2017....        2,230,000        2,235,116
Citigroup, Inc.:
  5.625% due
  8/27/2012(c)............        1,910,000        1,934,794
  5.50% due 2/15/2017.....        1,315,000        1,277,981
Citigroup Capital XXI,
  8.30% due
  12/21/2077(b)...........        1,110,000        1,159,052
General Electric Capital
  Corp.:
  5% due 11/15/2011.......        4,125,000        4,174,970
  6.15% due 8/07/2037.....        1,115,000        1,184,608
  6.375% due
  11/15/2067(b)...........          875,000          903,422
  Series A, 5% due
  12/01/2010..............        4,625,000        4,706,294
JPMorgan Chase Bank NA, 6%
  due 7/05/2017...........        1,550,000        1,566,019
JPMorgan Chase Capital
  XXV, 6.80% due
  10/01/2037..............        2,175,000        2,091,199
                                               -------------
                                                  22,628,371
------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
AT&T, Inc., 6.50% due
  9/01/2037...............        1,750,000        1,829,936
GTE Corp., 6.84% due
  4/15/2018...............        1,620,000        1,757,536
Qwest Communications
  International, Inc.,
  7.50% due 2/15/2014.....          280,000          279,300
Telecom Italia Capital SA,
  6% due 9/30/2034........          405,000          393,824
                                               -------------
                                                   4,260,596
------------------------------------------------------------


ELECTRIC UTILITIES--0.7%
Jersey Central Power &
  Light Co., 6.40% due
  5/15/2036...............          285,000          277,277
Nevada Power Co., 6.65%
  due 4/01/2036...........          575,000          582,131
Sierra Pacific Power Co.,
  6% due 5/15/2016........          780,000          773,171
Southern California Edison
  Co., 5.625% due
  2/01/2036...............          740,000          708,111
                                               -------------
                                                   2,340,690
------------------------------------------------------------

                                       FACE
CORPORATE BONDS                      AMOUNT       VALUE
------------------------------------------------------------
FOOD PRODUCTS--0.4%
Kraft Foods, Inc., 6.50%
  due 8/11/2017...........        1,185,000    $   1,225,937
------------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--0.1%
The Cooper Cos., Inc.,
  7.125% due 2/15/2015....          495,000          481,388
------------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--0.2%
UnitedHealth Group, Inc.,
  5.80% due 3/15/2036.....          540,000          493,956
------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.2%
Texas Competitive Electric
  Holdings Co. LLC Series
  B,10.25% due
  11/01/2015(a)...........          690,000          683,100
------------------------------------------------------------


INSURANCE--1.4%
American International
  Group, Inc., 6.25% due
  5/01/2036...............          805,000          809,180
Chubb Corp., 6.375% due
  3/29/2067(b)............          675,000          658,403
Lincoln National Corp., 7%
  due 5/17/2066(b)........          470,000          471,891
MetLife, Inc., 6.40% due
  12/15/2066..............          895,000          820,259
The Progressive Corp.,
  6.70% due 6/15/2037(b)..          650,000          603,440
Reinsurance Group of
  America, 6.75% due
  12/15/2065(b)...........          345,000          309,978
The Travelers Cos., Inc.,
  6.25% due 3/15/2067(b)..          830,000          778,363
ZFS Finance (USA) Trust V,
  6.50% due
  5/09/2067(a)(b).........          530,000          489,290
                                               -------------
                                                   4,940,804
------------------------------------------------------------


MEDIA--2.6%
CSC Holdings, Inc. Series
  B, 8.125% due
  7/15/2009...............           90,000           91,463
Comcast Corp.:
  6.50% due 1/15/2017.....        1,055,000        1,099,998
  6.45% due 3/15/2037.....          800,000          814,545
  6.95% due 8/15/2037.....          730,000          787,869
Cox Communications, Inc.,
  7.125% due 10/01/2012...          660,000          703,871
Idearc, Inc., 8% due
  11/15/2016..............          220,000          201,850
News America Holdings,
  9.25% due 2/01/2013.....          330,000          385,737
News America, Inc.:
  6.40% due 12/15/2035....          890,000          900,365
  6.75% due 1/09/2038.....          555,000          605,623
Rainbow National Services
  LLC,10.375% due
  9/01/2014(a)............          490,000          531,038
Time Warner Cable, Inc.,
  5.85% due 5/01/2017.....          850,000          852,098
Time Warner Cos., Inc.,
  9.125% due 1/15/2013....        1,790,000        2,033,580
                                               -------------
                                                   9,008,037
------------------------------------------------------------


METALS & MINING--0.3%
Freeport-McMoRan Copper &
  Gold, Inc.:
  8.25% due 4/01/2015.....          315,000          333,900
  8.394% due
  4/01/2015(b)............          205,000          208,075
  8.375% due 4/01/2017....          600,000          643,500
                                               -------------
                                                   1,185,475
------------------------------------------------------------


MULTI-UTILITIES--0.1%
Xcel Energy, Inc., 6.50%
  due 7/01/2036...........          365,000          362,096
------------------------------------------------------------


OFFICE ELECTRONICS--0.3%
Xerox Corp., 6.40% due
  3/15/2016...............          915,000          936,304
------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                       FACE
CORPORATE BONDS                      AMOUNT       VALUE
------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--2.0%
Anadarko Petroleum Corp.:
  5.95% due 9/15/2016.....  USD     675,000    $     687,305
  6.45% due 9/15/2036.....        1,010,000        1,028,519
Gazprom OAO, 7.288% due
  8/16/2037(a)............          680,000          686,324
Midamerican Energy
  Holdings Co.:
  5.95% due 5/15/2037.....          800,000          775,982
  6.50% due 9/15/2037.....          475,000          496,036
Motiva Enterprises LLC,
  5.20% due 9/15/2012(a)..          695,000          729,247
Northwest Pipeline Corp.,
  7% due 6/15/2016........          990,000        1,054,350
Petrobras International
  Finance Co., 5.875% due
  3/01/2018...............          295,000          293,378
Sabine Pass LNG LP, 7.50%
  due 11/30/2016..........          530,000          506,150
Tennessee Gas Pipeline
  Co., 7% due 10/15/2028..          135,000          136,280
XTO Energy, Inc., 6.75%
  due 8/01/2037...........          575,000          616,762
                                               -------------
                                                   7,010,333
------------------------------------------------------------


PHARMACEUTICALS--0.3%
Bristol-Myers Squibb Co.,
  5.875% due 11/15/2036...          270,000          268,306
Wyeth, 6% due 2/15/2036...          790,000          789,938
                                               -------------
                                                   1,058,244
------------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--0.2%
Nationwide Health
  Properties, Inc., 6.59%
  due 7/07/2038...........          775,000          827,957
------------------------------------------------------------

TOTAL CORPORATE BONDS
(COST--$82,993,320)--24.1%                        83,266,085
------------------------------------------------------------


------------------------------------------------------------

FOREIGN GOVERNMENT OBLIGATIONS
------------------------------------------------------------
Argentina Bonos, 5.374%
  due 8/03/2012(b)(f).....          887,500          782,599
Bundesrepublik Deutschland
  Series 07, 4.25% due
  7/04/2039...............   EUR    550,000          758,531
Colombia Government
  International Bond,
  7.375% due 9/18/2037....   USD    625,000          695,313
Mexico Government
  International Bond,
  6.375% due 1/16/2013....          596,000          633,846
------------------------------------------------------------

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(COST--$2,878,843)--0.8%                           2,870,289
------------------------------------------------------------


------------------------------------------------------------

PREFERRED SECURITIES
------------------------------------------------------------


CAPITAL TRUSTS
------------------------------------------------------------
CAPITAL MARKETS--0.2%
Lehman Brothers Holdings
  Capital Trust V,
  5.857%(b)(e)............          185,000          164,881
Mellon Capital IV Series
  1, 6.244%(b)(e).........          575,000          533,671
                                               -------------
                                                     698,552
------------------------------------------------------------

                                       FACE
CAPITAL TRUSTS                       AMOUNT       VALUE
------------------------------------------------------------
COMMERCIAL BANKS--0.3%
BAC Capital Trust VI,
  5.625% due 3/08/2035....          665,000    $     567,961
USB Capital IX,
  6.189%(b)(e)............          525,000          475,132
                                               -------------
                                                   1,043,093
------------------------------------------------------------

TOTAL CAPITAL TRUSTS
(COST--$1,945,550)--0.5%                           1,741,645
------------------------------------------------------------


------------------------------------------------------------

                                     SHARES
PREFERRED STOCKS                       HELD
------------------------------------------------------------
COMMERCIAL BANKS--0.9%
Wachovia Corp. Series J,
  8%......................          125,000        3,162,500
------------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--1.9%
Fannie Mae:
  8.25%...................          106,550        2,743,663
  Series O, 7%............           38,800        1,788,439
Freddie Mac Series Z,
  8.375%..................           76,100        1,990,015
                                               -------------
                                                   6,522,117
------------------------------------------------------------

TOTAL PREFERRED STOCKS
(COST--$9,849,500)--2.8%                           9,684,617
------------------------------------------------------------


------------------------------------------------------------

                                       FACE
TRUST PREFERREDS                     AMOUNT
------------------------------------------------------------
COMMERCIAL BANKS--0.1%
SunTrust Capital VIII,
  6.10% due
  12/15/2036(b)...........   USD    550,000          457,722
------------------------------------------------------------

TOTAL TRUST PREFERREDS
(COST--$541,101)--0.1%                               457,722
------------------------------------------------------------

TOTAL PREFERRED SECURITIES
(COST--$12,336,151)--3.4%                         11,883,984
------------------------------------------------------------


------------------------------------------------------------

SHORT-TERM SECURITIES
------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--1.0%
Federal Home Loan Bank,
  3.25% due 1/14/2008.....        3,400,000        3,396,317
------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$3,396,317)--1.0%                           3,396,317
------------------------------------------------------------


------------------------------------------------------------

                                   NUMBER OF
OPTIONS PURCHASED                   CONTRACTS**
------------------------------------------------------------
CALL OPTIONS PURCHASED
Receive a fixed rate of
  5.345% and pay a
  floating rate based on
  3-month USD LIBOR,
  expiring November 2009,
  Broker, Lehman Brothers
  Special Financing(j)....                8          429,310
Receive a fixed rate of
  5.525% and pay a
  floating rate based on
  3-month LIBOR, expiring
  May 2012, Broker,
  Citibank, NA(j).........               20        1,167,602
Receive a fixed rate of
  5.705% and pay a
  floating rate based on
  3-month LIBOR, expiring
  May 2012, Broker,
  Deutsche Bank AG(j).....               19        1,223,948
Receive a fixed rate of
  5.78% and pay a floating
  rate based on 3-month
  LIBOR, expiring August
  2010, Broker, Deutsche
  Bank AG(j)..............               12          925,588

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                   NUMBER OF
OPTIONS PURCHASED                  CONTRACTS**    VALUE
------------------------------------------------------------
CALL OPTIONS PURCHASED (CONCLUDED)
Receive a fixed rate of
  6.025% and pay a
  floating rate based on
  3-month LIBOR, expiring
  June 2012, Broker,
  Lehman Brothers Special
  Financing(j)............                8    $     591,081
Receive a fixed rate of
  6.075% and pay a
  floating rate based on
  3-month LIBOR, expiring
  July 2012, Broker,
  Lehman Brothers Special
  Financing(j)............               12          882,768
                                               -------------
                                                   5,220,297
------------------------------------------------------------


PUT OPTIONS PURCHASED
Pay a fixed rate of 5.345%
  and received a floating
  rate based 3-month USD
  LIBOR, expiring November
  2009, Broker, Lehman
  Brothers Special
  Financing(j)............                8          264,724
Pay a fixed rate of 5.5%
  and received a floating
  rate based on 3-month
  LIBOR, expiring January
  2008, Broker, Morgan
  Stanley Capital
  Services, Inc.(j).......                7              216
Pay a fixed rate of 5.525%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May
  2012, Broker, Citibank,
  NA(j)...................               20          920,101
Pay a fixed rate of 5.705%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring May
  2012, Broker, Deutsche
  Bank AG(j)..............               19          768,854
Pay a fixed rate of 5.78%
  and receive a floating
  rate based 3-month
  LIBOR, expiring August
  2010, Broker, Deutsche
  Bank AG(j)..............               12          331,530
Pay a fixed rate of 6.025%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring June
  2012, Broker, Lehman
  Brothers Special
  Financing(j)............                8          272,445
Pay a fixed rate of 6.075%
  and receive a floating
  rate based 3-month
  LIBOR, expiring July
  2012, Broker, Lehman
  Brothers Special
  Financing(j)............               12          387,564
                                               -------------
                                                   2,945,434
------------------------------------------------------------

TOTAL OPTIONS PURCHASED
(PREMIUMS PAID--$6,306,745)--2.4%                  8,165,731
------------------------------------------------------------

TOTAL INVESTMENTS BEFORE TBA SALE
COMMITMENTS AND OPTIONS WRITTEN
(COST--$584,750,971*)--169.1%                    584,785,038
------------------------------------------------------------


------------------------------------------------------------

                                       FACE
TBA SALE COMMITMENTS                 AMOUNT
------------------------------------------------------------
Fannie Mae Guaranteed
  Pass-Through
  Certificates:
  5% due 1/15/2023-
  1/15/2038...............   USD (1,200,000)      (1,170,824)
  5.50% due 1/15/2023-
     1/15/2038............      (13,400,000)     (13,383,746)
Freddie Mac Mortgage
  Participation
  Certificates, 6.00% due
  1/15/2038...............      (13,800,000)     (14,004,847)
Ginnie Mae MBS
  Certificates, 5.50% due
  3/20/2036...............       (9,400,000)      (9,449,914)
------------------------------------------------------------

TOTAL TBA SALE COMMITMENTS
(PROCEEDS RECEIVED--$37,655,328)--(11.0%)        (38,009,331)
------------------------------------------------------------


                                  NUMBER OF
OPTIONS WRITTEN                 CONTRACTS**       VALUE
------------------------------------------------------------
CALL OPTIONS WRITTEN
Pay a fixed rate of 5.025%
  and receive a floating
  rate based on 3-month
  USD LIBOR, expiring
  November 2010, Broker,
  Union Bank of
  Switzerland, A.G.(j)....               15    $    (622,380)
Pay a fixed rate of 5.40%
  and receive a floating
  rate based on 3-month
  USD LIBOR, expiring
  December 2010, Broker,
  Union Bank of
  Switzerland, A.G.(j)....                4         (259,838)
Pay a fixed rate of 5.74%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker, JPMorgan
  Chase(j)................                5         (325,267)
Pay a fixed rate of 5.46%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring August
  2008, Broker, JP Morgan
  Chase(j)................                3         (178,868)
Pay a fixed rate of 5.56%
  and receive a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker, Union Bank
  Of Switzerland,
  A.G.(j).................               22       (1,388,015)
                                               -------------
                                                  (2,774,368)
------------------------------------------------------------


PUT OPTIONS WRITTEN
Receive a fixed rate of
  5.56% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2010, Broker, Union Bank
  of Switzerland,
  A.G.(j).................               22         (761,975)
Receive a fixed rate of
  5.025% and pay a
  floating rate based on
  3-month USD LIBOR,
  expiring November 2010,
  Broker, Union Bank of
  Switzerland, A.G.(j)....               15         (795,210)
Receive a fixed rate of
  5.40% and pay a floating
  rate based on 3-month
  USD LIBOR, expiring
  December 2010, Broker,
  Union Bank of
  Switzerland, A.G.(j)....                4         (192,283)
Receive a fixed rate of
  5.46% and pay a floating
  rate based on 3-month
  LIBOR, expiring August
  2008, Broker, JP Morgan
  Chase(j)................                3          (38,843)
Receive a fixed rate of
  5.74% and pay a floating
  rate based on 3-month
  LIBOR, expiring October
  2012, Broker, JPMorgan
  Chase(j)................                5         (262,019)
                                               -------------
                                                  (2,050,330)
------------------------------------------------------------

TOTAL OPTIONS WRITTEN
(PREMIUMS RECEIVED--$4,323,520)--(1.4%)           (4,824,698)
------------------------------------------------------------

TOTAL INVESTMENTS, NET OF TBA SALE
COMMITMENTS AND OPTIONS WRITTEN
(COST--$542,772,123)--156.7%...............      541,951,009

LIABILITIES IN EXCESS OF OTHER
ASSETS--(56.7%)............................     (196,207,285)
                                               -------------
NET ASSETS--100.0%.........................    $ 345,743,724
                                               =============
------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $585,498,416
                                     ============
Gross unrealized appreciation....    $  7,287,367
Gross unrealized depreciation....      (8,000,745)
                                     ------------
Net unrealized depreciation......    $   (713,378)
                                     ============



**   One contract represents a notional amount of $1,000,000.

+ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of the prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate security.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(e)  The security is a perpetual bond and has no definite maturity date.

(f)  Subject to principal paydowns.

(g) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

(h) Represents the interest only portion of a mortgage-backed security and has either a nominal or a notional amount of principal.

(i) All or a portion of security held as collateral in connection with open reverse repurchase agreements.

Reverse repurchase agreement outstanding as of December 31, 2007 was as follows:

-----------------------------------------------------------------------------
                    INTEREST     TRADE    MATURITY   NET CLOSING      FACE
COUNTERPARTY          RATE       DATE       DATE        AMOUNT       AMOUNT
-----------------------------------------------------------------------------
Lehman Brothers,
  Inc.............    3.80%    12/19/07    1/17/08    $8,178,208   $8,153,250

-----------------------------------------------------------------------------


(j) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

-   Forward foreign exchange contracts as of December 31, 2007 were as follows:

------------------------------------------------------------------
FOREIGN            FOREIGN                            UNREALIZED
CURRENCY           CURRENCY           SETTLEMENT     APPRECIATION
PURCHASED          SOLD                  DATE       (DEPRECIATION)
------------------------------------------------------------------
JPY 881,352,940    USD   7,638,830      1/15/08        $264,544

JPY 182,355,000    USD   1,644,611      1/15/08          (9,376)

JPY 182,355,000    USD   1,630,919      1/15/08           4,317

USD     888,039    JPY  97,320,000      1/15/08          15,339

USD   3,406,748    JPY 367,847,000      1/15/08         108,146

EUR     665,337    USD     986,537      1/23/08         (13,354)

USD   1,020,240    EUR     720,000      1/23/08         (32,898)

------------------------------------------------------------------

TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS-NET                                          $336,718
                                                       ========
------------------------------------------------------------------


- Financial futures contracts purchased as of December 31, 2007 were as follows:

-----------------------------------------------------------------------------------
                                                                       UNREALIZED
NUMBER OF                             EXPIRATION          FACE        APPRECIATION
CONTRACTS           ISSUE                DATE            VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------
    35            Euro BOBL           March 2008      $ 5,601,737       $ (78,249)
    28             Euribor            March 2008      $ 9,779,921          (9,171)
    55            Euro-Bund           March 2008      $ 9,297,822        (202,321)
    51       Euro Dollar Futures    September 2008    $12,301,193           3,832
   341             10-Year
              U.S. Treasury Bond      March 2008      $38,542,657         123,546



TOTAL UNREALIZED DEPRECIATION--NET                                      $(162,363)
                                                                        =========




-   Financial futures contracts sold as of December 31, 2007 were as follows:

-----------------------------------------------------------------------------------
                                                                       UNREALIZED
NUMBER OF                             EXPIRATION          FACE        APPRECIATION
CONTRACTS           ISSUE                DATE            VALUE       (DEPRECIATION)
-----------------------------------------------------------------------------------
    51       Euro Dollar Futures    September 2009    $12,284,745       $     120
   127              2-Year
              U.S. Treasury Bond      March 2008      $26,669,207         (32,543)
   868              5-Year
              U.S. Treasury Bond      March 2008      $95,610,799        (113,326)
   226             30-Year
              U.S. Treasury Bond      March 2008      $26,586,577         285,827



TOTAL UNREALIZED APPRECIATION--NET                                      $ 140,078
                                                                        =========




-   Swaps outstanding as of December 31, 2007 were as follows:

------------------------------------------------------------
                                                UNREALIZED
                                 NOTIONAL      APPRECIATION
                                  AMOUNT      (DEPRECIATION)
------------------------------------------------------------
Sold credit default
  protection on Comcast
  Cable Communications, Inc.
  and receive 1.15%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2008....  USD  1,980,000    $    13,694

Receive a fixed rate of
  3.401% and pay 3.875% on
  Treasury Inflation
  Protected Securities
  (TIPS) adjusted principal
  Broker, JPMorgan Chase
  Expires January 2009......   USD 4,062,000        (81,630)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

    -   Swaps outstanding as of December 31, 2007 were as
                        follows (continued):

------------------------------------------------------------
                                                UNREALIZED
                                 NOTIONAL      APPRECIATION
                                  AMOUNT      (DEPRECIATION)
------------------------------------------------------------

Receive a fixed rate of
  4.7775% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires August 2009.......   USD17,700,000    $   247,183

Receive a fixed rate of
  5.2725% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Citibank, NA
  Expires October 2009......   USD14,000,000        343,847

Receive a fixed rate of
  4.034% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires December 2009.....   USD14,000,000         43,981

Receive a fixed rate of 4.1%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires December 2009.....   USD10,800,000         47,559

Bought credit default
  protection on Sara Lee
  Corp. and pay 0.57%
  Broker, Lehman Brothers
  Special Financing
  Expires December 2010.....   USD 1,395,000        (13,918)

Bought credit default
  protection on RadioShack
  Corp. and pay 1.16%
  Broker, UBS Warburg
  Expires December 2010.....   USD 1,355,000         11,805

Bought credit default
  protection on Limited
  Brands, Inc. and pay
  1.065%
  Broker, UBS Warburg
  Expires December 2010.....   USD 1,355,000          9,262

Receive a fixed rate of
  4.17% and pay 3.50% on
  Treasury Inflation
  Protected Securities
  (TIPS) adjusted principal
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires January 2011......   USD 3,500,000       (210,277)

Bought credit default
  protection on Sara Lee
  Corp. and pay 0.604%
  Broker, JPMorgan Chase
  Expires March 2011........   USD 1,225,000        (13,956)

Bought credit default
  protection on Limited
  Brands, Inc. and pay 0.73%
  Broker, Lehman Brothers
  Special Financing
  Expires March 2011........   USD 1,225,000         25,489

Bought credit default
  protection on Computer
  Sciences Corp. and pay
  0.88%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires June 2011.........   USD 1,185,000        (25,251)

Receive a fixed rate of
  5.035% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires November 2011.....   USD13,000,000        454,436

Sold credit default
  protection on Lehman
  Brothers Holdings, Inc.
  and receive 1.12%
  Broker, Deutsche Bank AG
  London
  Expires September 2012....   USD   950,000         (2,900)

Sold credit default
  protection on Lehman
  Brothers Holdings, Inc.
  and receive 0.95%
  Broker, Deutsche Bank AG
  London
  Expires September 2012....   USD   375,000         (3,790)


------------------------------------------------------------
                                                UNREALIZED
                                 NOTIONAL      APPRECIATION
                                  AMOUNT      (DEPRECIATION)
Receive a fixed rate of
  4.867% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, UBS Warburg
  Expires October 2012......   USD 9,200,000      262,697
Receive a fixed rate of
  4.88% and pay a floating
  rate based on 3-month USD-
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012......   USD17,000,000      490,722
Receive a fixed rate of
  4.667% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012......   USD 9,500,000      188,340
Receive a fixed rate of
  5.023% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2012......   USD12,400,000      454,911
Bought credit default
  protection on 1-week SIMFA
  Municipal Swap Index and
  Pay 3.75%
  Broker, Deutsche Bank AG
  London
  Expires December 2012.....   EUR 3,600,000     (18,760)
Receive a fixed rate of
  4.34% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires December 2012.....   USD16,600,000      104,365
Bought credit default
  protection on Eastman
  Chemical Co. and pay 0.68%
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2013....   USD 1,170,000     (10,171)
Pay a fixed rate of 5.071%
  and receive a floating
  rate based on 3-month
  LIBOR
  Broker, UBS Warburg
  Expires March 2017........   USD10,000,000     (340,670)
Receive a fixed rate of
  5.10% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires March 2017........   USD11,800,000      425,323
Pay a fixed rate of 5.6825%
  and receive a floating
  rate based on 3-month
  LIBOR
  Broker, Lehman Brothers
  Special Financing
  Expires June 2017.........   USD 4,900,000     (395,198)
Pay a fixed rate of 5.775%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017.........   USD13,700,000    (1,195,854)

Pay a fixed rate of 5.762%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires July 2017.........   USD27,300,000    (2,354,588)
Pay a fixed rate of 5.26054%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires September 2017....   USD 5,500,000     (259,848)
Pay a fixed rate of 5.305%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Citibank, NA
  Expires October 2017......   USD19,500,000     (990,124)

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)    (in U.S. dollars)

--------------------------------------------------------------------------------

    -   Swaps outstanding as of December 31, 2007 were as
                        follows (concluded):

------------------------------------------------------------
                                                UNREALIZED
                                 NOTIONAL      APPRECIATION
                                  AMOUNT      (DEPRECIATION)
------------------------------------------------------------

Pay a fixed rate of 5.2875%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires October 2017......   USD 7,000,000    $  (346,034)

Receive a fixed rate of
  5.055% and pay a floating
  rate based on 3-month USD
  LIBOR
  Broker, UBS Warburg
  Expires November 2017.....   USD 5,300,000        167,933

Pay a fixed rate of 5.01387%
  and receive a floating
  rate based on 3-month USD
  LIBOR
  Broker, Deutsche Bank AG
  London
  Expires November 2017.....   USD 8,500,000       (236,505)

Receive a fixed rate of 5%
  and pay a floating rate
  based on 3-month USD LIBOR
  Broker, Morgan Stanley
  Capital Services Inc.
  Expires November 2017.....   USD   800,000         21,560


------------------------------------------------------------
                                                UNREALIZED
                                 NOTIONAL      APPRECIATION
                                  AMOUNT      (DEPRECIATION)
Receive a fixed rate of
  5.411% and pay a floating
  rate based on 3-month
  LIBOR
  Broker, JPMorgan Chase
  Expires August 2022.......   USD 9,930,000      602,327
------------------------------------------------------------
TOTAL.......................                   $(2,584,040)


------------------------------------------------------------



-   Currency Abbreviations:

EUR  Euro
JPY  Japanese Yen
USD  U.S. Dollar




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value
  (identified cost--$578,444,226)..........................                  $576,619,307
Options purchased, at value (premiums paid--$6,306,745)....                     8,165,731
Unrealized appreciation on swaps...........................                     3,915,434
Cash.......................................................                       495,977
Unrealized appreciation on forward foreign exchange
  contracts................................................                       392,346
Foreign cash (cost--$192,017)..............................                       193,102
Receivables:
  Securities sold..........................................   $130,061,477
  Interest.................................................      2,871,858
  Capital shares sold......................................      1,465,438
  Swaps....................................................        585,314
  Paydowns.................................................        126,424    135,110,511
                                                              ------------
Prepaid expenses and other assets..........................                       217,794
                                                                             ------------
Total assets...............................................                   725,110,202
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Reverse repurchase agreements..............................                     8,153,250
Unrealized depreciation on swaps...........................                     6,499,474
Options written, at value (premiums received--$4,323,520)..                     4,824,698
Swap premiums received.....................................                        53,122
Unrealized depreciation on forward foreign exchange
  contracts................................................                        55,628
TBA sale commitments, at value (proceeds
  received--$37,655,328)...................................                    38,009,331
Payables:
  Securities purchased.....................................    317,391,804
  Dividends to shareholders................................      1,474,457
  Swaps....................................................        973,659
  Capital shares redeemed..................................        702,335
  Broker...................................................        618,125
  Variation margin.........................................        316,376
  Investment adviser.......................................        143,939
  Interest expense.........................................         12,049
  Other affiliates.........................................          4,648    321,637,392
                                                              ------------
Accrued expenses and other liabilities.....................                       133,583
                                                                             ------------
Total liabilities..........................................                   379,366,478
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS.................................................                  $345,743,724
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized........................................                  $  2,937,134
Paid-in capital in excess of par...........................                   355,205,850
Accumulated distributions in excess of investment
  income--net..............................................                      (469,334)
Accumulated realized capital losses--net...................                    (8,840,150)
Unrealized depreciation--net...............................                    (3,089,776)
                                                                             ------------
NET ASSETS.................................................                  $345,743,724
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $345,743,724 and 29,371,335
  shares outstanding.......................................                  $      11.77
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest (net of $1,806 foreign withholding tax)............                  $20,821,648
Dividends...................................................                      138,299
                                                                              -----------
Total income................................................                   20,959,947
                                                                              -----------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees....................................   $ 1,817,980
Accounting services.........................................       140,414
Printing and shareholder reports............................        71,287
Custodian fees..............................................        61,951
Professional fees...........................................        49,489
Pricing services............................................        30,795
Directors' fees and expenses................................        26,623
Interest expense............................................        18,331
Transfer agent fees--Class I................................         5,000
Distribution fees--Class III................................             4
Distribution fees--Class II.................................             1
Other.......................................................        15,657
                                                               -----------
Total expenses..............................................                    2,237,532
                                                                              -----------
Investment income--net......................................                   18,722,415
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................     5,025,184
  Financial futures contracts and swaps--net................    (5,021,106)
  Options written--net......................................        86,338
  Foreign currency transactions--net........................       (55,756)        34,660
                                                               -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................      (483,572)
  Options written--net......................................      (501,178)
  Financial futures contracts and swaps--net................    (4,084,423)
  Foreign currency transactions--net........................       464,586     (4,604,587)
                                                               -----------    -----------
Total realized and unrealized loss--net.....................                   (4,569,927)
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $14,152,488
                                                                              ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $ 18,722,415    $ 21,549,275
Realized gain (loss)--net..................................         34,660      (5,523,754)
Change in unrealized appreciation/depreciation--net........     (4,604,587)      2,291,972
                                                              ------------    ------------
Net increase in net assets resulting from operations.......     14,152,488      18,317,493
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................    (18,699,621)    (21,281,066)
  Class II.................................................            (53)            (49)
  Class III................................................            (49)            (49)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders.............................................    (18,699,723)    (21,281,164)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................    (84,582,253)    (70,412,138)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (89,129,488)    (73,375,809)
Beginning of year..........................................    434,873,212     508,249,021
                                                              ------------    ------------
End of year*...............................................   $345,743,724    $434,873,212
                                                              ============    ============
------------------------------------------------------------------------------------------

 * Accumulated distributions in excess of investment
  income--net..............................................   $   (469,334)   $   (804,644)
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                        CLASS I
                                            ---------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS                     FOR THE YEAR ENDED DECEMBER 31,
HAVE  BEEN DERIVED FROM INFORMATION         ---------------------------------------------------------------
PROVIDED IN THE  FINANCIAL STATEMENTS.        2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......   $  11.91    $  11.95    $  12.31    $  12.21    $  12.11
                                            --------    --------    --------    --------    --------
Investment income--net*..................        .56         .55         .46         .39         .44
Realized and unrealized gain
  (loss)--net............................       (.14)       (.03)       (.22)        .15         .13
                                            --------    --------    --------    --------    --------
Total from investment operations.........        .42         .52         .24         .54         .57
                                            --------    --------    --------    --------    --------
Less dividends from investment
  income--net............................       (.56)       (.56)       (.60)       (.44)       (.47)
                                            --------    --------    --------    --------    --------
Net asset value, end of year.............   $  11.77    $  11.91    $  11.95    $  12.31    $  12.21
                                            ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......      3.65%       4.39%       1.98%       4.51%       4.76%
                                            ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense.....       .57%        .55%        .53%        .51%        .50%
                                            ========    ========    ========    ========    ========
Expenses.................................       .57%        .55%        .53%        .51%        .50%
                                            ========    ========    ========    ========    ========
Investment income--net...................      4.78%       4.70%       3.71%       3.17%       3.62%
                                            ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...   $345,744    $434,871    $508,247    $613,572    $693,508
                                            ========    ========    ========    ========    ========
Portfolio turnover.......................       326%        272%        235%        194%        254%
                                            ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------



*  Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Total Return V.I. Fund (formerly, BlackRock Bond V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those

--------------------------------------------------------------------------------


securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies either to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain investments, may pledge cash or securities as collateral.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or the proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

  The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the

--------------------------------------------------------------------------------


swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option. Swap options may be used by the Fund to manage the duration of the Fund's portfolio in a manner similar to more generic options described above.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The Fund must maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

  (j) TBA commitments--The Fund may enter into to be announced ("TBA") commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund's other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under "Valuation of investments."

  (k) Asset-backed securities--The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

  (l) Reverse repurchase agreements--Under reverse repurchase agreements, the Fund sold

--------------------------------------------------------------------------------


securities to the counterparty and agreed to repurchase them at a mutually agreed upon date and price, and may have exchanged their respective commitments to pay or receive interest. If the counterparty defaulted on its obligation, the Fund's ability to receive interest would be delayed or limited. Furthermore, if the Fund did not have sufficient client income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would have been able to terminate the repurchase agreement. At the time the Fund entered into a reverse repurchase agreement, it would have established a segregated account with the custodian containing cash, or cash equivalents of liquid high grade debt securities having a value at least equal to the repurchase price.

  (m) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (n) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $312,618 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements, accounting for paydowns, gains from the sale of stock of passive foreign investment companies and differences attributable to amortization methods of premiums and discounts on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's BlackRock High Income V.I. Fund at the following annual rates: .50% of the average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended December 31, 2007, the aggregate average daily net assets of

--------------------------------------------------------------------------------


the Fund and the Company's BlackRock High Income V.I. Fund was approximately $587,306,000. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company has also retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, there were no securities lending agent fees paid to BIM.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $7,869 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales (including paydowns and mortgage dollar rolls) of investments, excluding short-term securities, for the year ended December 31, 2007 were $1,837,662,061 and $1,846,339,928, respectively.

  Transactions in call options written for the year ended December 31, 2007 were as follows:


---------------------------------------------------------------
                                  Number
                               of Contracts   Premiums Received
---------------------------------------------------------------
Outstanding call options
  written, beginning of
  year......................         --                   --

Options written.............        132           $2,209,710

Options expired.............        (71)             (41,796)

Options closed..............        (12)              (6,154)
                                    ---           ----------

Outstanding call options
  written,
  end of year...............         49           $2,161,760
                                    ===           ==========

---------------------------------------------------------------


  Transactions in put options written for the year ended December 31, 2007 were as follows:


---------------------------------------------------------------
                                  Number
                               of Contracts   Premiums Received
---------------------------------------------------------------
Outstanding put options
  written, beginning of
  year......................         --                   --

Options written.............        132           $2,208,090

Options expired.............        (71)             (38,676)

Options closed..............        (12)              (7,654)
                                    ---           ----------

Outstanding put options
  written,
  end of year...............         49           $2,161,760
                                    ===           ==========

---------------------------------------------------------------


4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $84,582,253 and $70,412,138 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:


---------------------------------------------------------
Class I Shares for the Year
Ended
December 31, 2007                Shares     Dollar Amount
---------------------------------------------------------
Shares sold................     1,736,050   $  20,214,403

Shares issued to
  shareholders in
  reinvestment of
  dividends................     1,713,850      20,232,236
                              -----------   -------------

Total issued...............     3,449,900      40,446,639

Shares redeemed............   (10,597,227)   (125,026,768)
                              -----------   -------------

Net decrease...............    (7,147,327)  $ (84,580,129)
                              ===========   =============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares for the Year
Ended
December 31, 2006                Shares     Dollar Amount
---------------------------------------------------------
Shares sold................     3,807,509   $  44,961,416

Shares issued to
  shareholders in
  reinvestment of
  dividends................     1,842,402      21,751,292
                              -----------   -------------

Total issued...............     5,649,911      66,712,708

Shares redeemed............   (11,661,276)   (137,124,944)
                              -----------   -------------

Net decrease...............    (6,011,365)  $ (70,412,236)
                              ===========   =============
---------------------------------------------------------



----------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......       5    $    52

Shares redeemed..................     (95)    (1,114)
                                      ---    -------

Net decrease.....................     (90)   $(1,062)
                                      ===    =======
----------------------------------------------------


*  Liquidated on December 31, 2007.

--------------------------------------------------------------------------------

----------------------------------------------------
Class II Shares for the Year Ended            Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.......      4       $49
                                        -       ---

Net increase......................      4       $49
                                        =       ===

----------------------------------------------------



----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends......       4    $    48

Share redeemed...................     (94)    (1,110)
                                      ===    =======

Net decrease.....................     (90)   $(1,062)
                                      ===    =======
----------------------------------------------------


*  Liquidated on December 31, 2007.

----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends.......      4       $49
                                        -       ---

Net increase......................      4       $49
                                        =       ===

----------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement renewed for one year under substantially the same terms.

6.  REVERSE REPURCHASE AGREEMENT:

For the year ended December 31, 2007, the Fund's average amount outstanding was approximately $459,000 and daily weighted average interest rate was 3.94%.


7.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                              12/31/2007      12/31/2006
--------------------------------------------------------
Distributions paid from:

Ordinary income...........   $18,699,723     $21,281,164
                             -----------     -----------

Total taxable
  distributions...........   $18,699,723     $21,281,164
                             ===========     ===========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

-------------------------------------------------------
Capital loss carryforward.......           $ (7,316,839)*

Unrealized losses--net..........             (5,082,421)**
                                           ------------

Total accumulated losses--net...           $(12,399,260)
                                           ============


-------------------------------------------------------


* On December 31, 2007, the Fund had a net capital loss carryforward of $7,316,839, of which $456,713 expires in 2008, $6,556,672 expires in 2014 and
   $303,454 expires in 2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes, accounting for swap agreements and other book/tax differences.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Total Return V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Total Return V.I. Fund (formerly BlackRock Bond V.I. Fund), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Total Return V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 26, 2008

--------------------------------------------------------------------------------

     BLACKROCK UTILITIES AND

     ---------------------
     TELECOMMUNICATIONS V.I. FUND

     ---------------------

                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed the broad-based S&P 500 Index and the S&P Utilities Index for the fiscal year ended December 31, 2007. The Fund also outperformed its composite index* for the fiscal year.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Individual stock selection was the key to the Fund's relative outperformance. The four main factors were electric utilities, multi-utilities, independent power producers and wireless telecommunication services.

  - Relative to its composite index, the Fund was underweight in electric utilities, but benefited from superior stock selection. The Fund was overweight both in the independent power subsector and wireless telecommunication services, and posted significantly better performance in these areas. This was particularly true in the wireless subsector, as the Fund's holdings had a return in excess of 31% versus -19% for the composite index.

  - There were few performance detractors. The one area that had a negative impact was diversified communications, where the Fund was underweight and posted a lower total return than the composite index.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - No major changes were made to the portfolio during the year. In the utility sector, we emphasized companies with unregulated electric generation as well as firms with nuclear assets, which we believed would do well amid the current focus on environmental concerns.

  - In the telecommunications sector, we focused on both the large-cap integrated companies and on those companies that have wireless exposure in more emerging markets. During the latter part of the fiscal year, we added to our utility holdings in the more regulated, higher-dividend-paying companies.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - At December 31, 2007, Fund holdings consisted primarily of U.S. companies. The electric utility industry represented the largest subsector weighting.

  - Our investment focus remains with companies that we believe are better positioned to deal with new and existing environmental issues within the utility sector. In terms of telecommunication services, we continue to like the large integrated carriers (such as AT&T Inc. and Verizon Communications, Inc.) as they enter into the video markets, a move that we believe should enhance their underlying core businesses.

* The Fund's composite index, which comprises 70% S&P Utilities Index and 30% S&P Telecommunications Index, returned +17.4% for the 12 months ended December 31, 2007.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                             BLACKROCK UTILITY
                          AND TELECOMMUNICATIONS
                             V.I. FUND+-CLASS       S&P 500(R)    S&P UTILITIES
                                 I SHARES*            INDEX++        INDEX+++
                          ----------------------    ----------    -------------
12/97                              10000               10000          10000
12/98                              12406               12858          11484
12/99                              13973               15563          10429
12/00                              13594               14146          16393
12/01                              11688               12465          11403
12/02                               9495                9710           7983
12/03                              11412               12495          10079
12/04                              14347               13855          12526
12/05                              16375               14536          14636
12/06                              20507               16832          17708
12/07                              25917               17756          21139




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

+ The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a registered trademark of the McGraw-Hill Companies.

+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
---------------------------------------------------------------------------------
One Year Ended 12/31/07                                                   +26.38%

---------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                 +22.24
---------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                  + 9.99
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                         6-MONTH       12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2007                               TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
------------------------------------------------------------------------------------------------
Class I Shares*                                           +9.84%        +26.38%         1.75%

------------------------------------------------------------------------------------------------

S&P 500 Index**                                           -1.37         + 5.49            --
------------------------------------------------------------------------------------------------

S&P Utilities Index***                                    +9.65         +19.38            --
------------------------------------------------------------------------------------------------


* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,098.40              $4.09
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,021.40              $3.94
----------------------------------------------------------------------------------------------------



* Expenses are equal to the Fund's annualized expense ratio of .77% for Class I, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------

                                                                         PERCENT OF
INDUSTRY REPRESENTATION                                            LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Electric Utilities..............................................            40.2%
Multi-Utilities.................................................            17.0
Diversified Telecommunication Services..........................            15.7
Independent Power Producers & Energy Traders....................            10.4
Wireless Telecommunication Services.............................             7.0
Oil, Gas & Consumable Fuels.....................................             4.4
Gas Utilities...................................................             3.1
Water Utilities.................................................             1.1
Construction & Engineering......................................             0.4
Electrical Equipment............................................             0.4
Energy Equipment & Services.....................................             0.3

----------------------------------------------------------------------------------------


For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Utilities and Telecommunications V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:


---------------------------------------------------------------------------------------------
                                                              SHARES VOTED    SHARES WITHHELD
                                                                   FOR          FROM VOTING
---------------------------------------------------------------------------------------------

To elect the Fund's Board of Directors:
  James H. Bodurtha, Bruce R. Bond, Donald W. Burton,
  Richard S. Davis, Stuart E. Eizenstat, Laurence D. Fink,
  Kenneth A. Froot, Henry Gabbay, Robert M. Hernandez,
  John F. O'Brien, Roberta Cooper Ramo, Jean Margo Reid,
  David H. Walsh, Fred G. Weiss, Richard R. West                2,012,085          50,093

---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2007                (in U.S. dollars)

--------------------------------------------------------------------------------



                                                       SHARES
COMMON STOCKS                                            HELD     VALUE
--------------------------------------------------------------------------
BRAZIL--3.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
GVT Holding SA(d)................................      8,400   $   168,708

--------------------------------------------------------------------------


ELECTRIC UTILITIES--1.6%
CPFL Energia SA(b)...............................      7,900       447,614
Cia Energetica de Minas Gerais(b)................     15,700       289,822
EDP--Energias do Brasil SA.......................     10,900       176,972
                                                               -----------
                                                                   914,408
--------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.8%
Cia Energetica de Sao Paulo (Preference
  Shares)(d)....................................      17,900       436,740
--------------------------------------------------------------------------


WATER UTILITIES--0.6%
CIA Saneamento (Preference Shares)(a)(d).........        108         7,572
Cia De Saneamento Basico Do Estado De Sao Paulo..      7,200       166,369
Companhia de Saneamento de Minas Gerais..........     10,900       189,831
                                                               -----------
                                                                   363,772
--------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.3%
Tim Participacoes SA(b)..........................      3,900       136,305
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN BRAZIL                                    2,019,933
--------------------------------------------------------------------------


CANADA--2.0%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.3%
Manitoba Telecom Services, Inc. .................     10,000       465,778
TELUS Corp. (Non-Voting Shares)..................      5,400       262,682
                                                               -----------
                                                                   728,460
--------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--0.7%
Rogers Communications, Inc. Class B..............      8,300       375,575
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN CANADA                                    1,104,035
--------------------------------------------------------------------------


CZECH REPUBLIC--0.7%
ELECTRIC UTILITIES--0.7%
CEZ..............................................      5,400       401,973
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE CZECH REPUBLIC                          401,973
--------------------------------------------------------------------------


FINLAND--1.3%
ELECTRIC UTILITIES--1.3%
Fortum Oyj.......................................     16,200       727,714
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN FINLAND                                     727,714
--------------------------------------------------------------------------


FRANCE--4.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
France Telecom SA................................      7,500       269,031
Neuf Cegetel.....................................      7,300       369,220
                                                               -----------
                                                                   638,251
--------------------------------------------------------------------------


ELECTRIC UTILITIES--1.0%
Electricite de France SA.........................      4,800       571,740
--------------------------------------------------------------------------


MULTI-UTILITIES--2.4%
Suez SA..........................................     10,700       728,307
Veolia Environnement SA..........................      6,987       636,437
                                                               -----------
                                                                 1,364,744
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN FRANCE                                    2,574,735
--------------------------------------------------------------------------


GERMANY--2.7%
ELECTRIC UTILITIES--2.3%
E.ON AG..........................................      6,100     1,296,818
--------------------------------------------------------------------------


MULTI-UTILITIES--0.4%
RWE AG...........................................      1,700       238,358
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN GERMANY                                   1,535,176
--------------------------------------------------------------------------


GREECE--0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Hellenic Telecommunications Organization SA......      7,500       274,355
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN GREECE                                      274,355
--------------------------------------------------------------------------


ITALY--0.5%
ELECTRIC UTILITIES--0.5%
Enel SpA.........................................     25,000       297,277
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN ITALY                                       297,277
--------------------------------------------------------------------------


LUXEMBOURG--0.6%
WIRELESS TELECOMMUNICATION SERVICES--0.6%
Millicom International Cellular SA(d)............      2,600       306,644
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN LUXEMBOURG                                  306,644
--------------------------------------------------------------------------


MEXICO--1.7%
WIRELESS TELECOMMUNICATION SERVICES--1.7%
America Movil, SA de CV(b).......................     15,400       945,406
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN MEXICO                                      945,406
--------------------------------------------------------------------------


NETHERLANDS--0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Koninklijke KPN NV...............................     13,700       249,595
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE NETHERLANDS                             249,595
--------------------------------------------------------------------------


NORWAY--0.7%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.7%
Telenor ASA......................................     16,300       386,782
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN NORWAY                                      386,782
--------------------------------------------------------------------------


SPAIN--3.8%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.5%
Telefonica SA....................................     26,188       848,919
--------------------------------------------------------------------------


ELECTRIC UTILITIES--1.9%
Iberdrola Renovables(d)..........................     68,200       563,373
Iberdrola SA.....................................     31,900       483,269
                                                               -----------
                                                                 1,046,642
--------------------------------------------------------------------------


ELECTRICAL EQUIPMENT--0.4%
Gamesa Corp. Tecnologica SA......................      4,800       222,099
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SPAIN                                     2,117,660
--------------------------------------------------------------------------


SWEDEN--0.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.5%
Tele2 AB.........................................     14,800       294,530
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SWEDEN                                      294,530
--------------------------------------------------------------------------


SWITZERLAND--0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.4%
Swisscom AG......................................        600       234,214
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN SWITZERLAND                                 234,214
--------------------------------------------------------------------------


UNITED KINGDOM--5.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.3%
BT Group Plc.....................................     33,700       182,049
--------------------------------------------------------------------------


ELECTRIC UTILITIES--0.5%
Scottish & Southern Energy Plc...................      8,800       286,947
--------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--1.1%
International Power Plc..........................     65,200       587,733
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)    (in U.S. dollars)

--------------------------------------------------------------------------------

                                                       SHARES
COMMON STOCKS                                            HELD     VALUE
--------------------------------------------------------------------------
UNITED KINGDOM (CONCLUDED)


MULTI-UTILITIES--1.3%
Centrica Plc.....................................     43,700   $   311,280
National Grid Plc................................     23,138       383,737
                                                               -----------
                                                                   695,017
--------------------------------------------------------------------------

WATER UTILITIES--0.4%
Northumbrian Water Group Plc.....................     33,700       226,891
--------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--1.8%
Vodafone Group Plc(b)............................     26,537       990,361
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED KINGDOM                        2,968,998
--------------------------------------------------------------------------


UNITED STATES--69.3%
CONSTRUCTION & ENGINEERING--0.4%
Quanta Services, Inc.(d).........................      9,461       248,257
--------------------------------------------------------------------------


DIVERSIFIED TELECOMMUNICATION SERVICES--8.4%
AT&T Inc. .......................................     60,747     2,524,645
Citizens Communications Co. .....................     17,200       218,956
Verizon Communications, Inc. ....................     39,700     1,734,493
Windstream Corp. ................................     13,055       169,976
                                                               -----------
                                                                 4,648,070
--------------------------------------------------------------------------


ELECTRIC UTILITIES--30.0%
Allegheny Energy, Inc. ..........................     16,200     1,030,482
American Electric Power Co., Inc. ...............     13,600       633,216
DPL, Inc. .......................................     24,700       732,355
Duke Energy Corp. ...............................     54,143     1,092,064
Edison International.............................     19,900     1,062,063
Entergy Corp. ...................................     16,000     1,912,320
Exelon Corp. ....................................     25,700     2,098,148
FPL Group, Inc. .................................     20,600     1,396,268
FirstEnergy Corp. ...............................     16,400     1,186,376
ITC Holdings Corp. ..............................     16,400       925,288
Mirant Corp.(d)..................................     19,900       775,702
Northeast Utilities Inc. ........................      6,700       209,777
PPL Corp. .......................................     32,000     1,666,880
Pepco Holdings, Inc. ............................     10,000       293,300
Pinnacle West Capital Corp. .....................      1,500        63,615
Reliant Energy, Inc.(d)..........................     12,400       325,376
Sierra Pacific Resources.........................      9,500       161,310
The Southern Co. ................................     29,000     1,123,750
                                                               -----------
                                                                16,688,290
--------------------------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--0.3%
Transocean, Inc.(d)..............................      1,049       150,164
--------------------------------------------------------------------------


GAS UTILITIES--3.1%
Energen Corp. ...................................      3,900       250,497
Equitable Resources, Inc. .......................      8,200       436,896
New Jersey Resources Corp. ......................      4,500       225,090
Questar Corp. ...................................      9,900       535,590
Spectra Energy Corp. ............................      4,321       111,568
UGI Corp. .......................................      6,300       171,675
                                                               -----------
                                                                 1,731,316
--------------------------------------------------------------------------


INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--8.0%
The AES Corp.(d).................................     22,100       472,719
Constellation Energy Group, Inc. ................     16,400     1,681,492
Dynegy, Inc. Class A(d)..........................     13,617        97,225
NRG Energy, Inc.(d)..............................     39,100     1,694,594
Ormat Technologies, Inc. ........................      8,400       462,084
                                                               -----------
                                                                 4,408,114
--------------------------------------------------------------------------


MULTI-UTILITIES--12.8%
Ameren Corp. ....................................      3,000       162,630
CMS Energy Corp. ................................     41,300       717,794
Consolidated Edison, Inc. .......................      8,000       390,800
DTE Energy Co. ..................................      6,200       272,552
Dominion Resources, Inc. ........................     23,000     1,091,350
NSTAR............................................     14,000       507,080
PG&E Corp. ......................................     19,700       848,873
Public Service Enterprise Group, Inc. ...........     20,700     2,033,568
Sempra Energy....................................      6,400       396,032
TECO Energy, Inc. ...............................     10,000       172,100
Wisconsin Energy Corp. ..........................      6,200       302,002
Xcel Energy, Inc. ...............................      9,000       203,130
                                                               -----------
                                                                 7,097,911
--------------------------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--4.3%
Devon Energy Corp. ..............................      4,300       382,313
EOG Resources, Inc. .............................      5,100       455,175
Holly Corp. .....................................      3,000       152,670
Range Resources Corp. ...........................      6,300       323,568
Southwestern Energy Co.(d).......................      7,400       412,328
Williams Cos., Inc. .............................     19,300       690,554
                                                               -----------
                                                                 2,416,608
--------------------------------------------------------------------------


WIRELESS TELECOMMUNICATION SERVICES--2.0%
American Tower Corp. Class A(d)..................     10,700       455,820
Crown Castle International Corp.(d)..............      4,725       196,560
SBA Communications Corp. Class A(d)..............     14,000       473,760
                                                               -----------
                                                                 1,126,140
--------------------------------------------------------------------------

TOTAL COMMON STOCKS IN THE UNITED STATES                        38,514,870
--------------------------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$34,475,366)--98.8%                                      54,953,897
--------------------------------------------------------------------------


--------------------------------------------------------------------------

                                                         FACE
TRUST PREFERREDS                                       AMOUNT
--------------------------------------------------------------------------
UNITED STATES--0.6%
INDEPENDENT POWER PRODUCERS & ENERGY
TRADERS--0.6%
AES Trust III, 6.75% due 10/15/2029(a)...........   $357,550       327,144
--------------------------------------------------------------------------

TOTAL TRUST PREFERREDS
(COST--$219,387)--0.6%                                             327,144
--------------------------------------------------------------------------


--------------------------------------------------------------------------

                                                   BENEFICIAL
SHORT-TERM SECURITIES                                INTEREST
--------------------------------------------------------------------------
UNITED STATES--0.2%
BlackRock Liquidity Series, LLC Cash Sweep
  Series, 5.04% (c)(e)..........................    $133,613       133,613
--------------------------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$133,613)--0.2%                                             133,613
--------------------------------------------------------------------------

TOTAL INVESTMENTS
(COST--$34,828,366*)--99.6%..................................   55,414,654
OTHER ASSETS LESS LIABILITIES--0.4%..........................      198,603
                                                               -----------
NET ASSETS--100.0%...........................................  $55,613,257
                                                               ===========
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)    (in U.S. dollars)

--------------------------------------------------------------------------------


* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost....................    $34,828,366
                                      ===========
Gross unrealized appreciation.....    $20,666,200
Gross unrealized depreciation.....        (79,912)
                                      -----------
Net unrealized appreciation.......    $20,586,288
                                      ===========



(a)  Convertible security.

(b)  Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                    NET        INTEREST
AFFILIATE                         ACTIVITY      INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series.....    $(2,387,723)    $43,294

-------------------------------------------------------


(d)  Non-income producing security.

(e)  Represents the current yield as of December 31, 2007.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$34,694,753)...........................................              $55,281,041
Investments in affiliated securities, at value (identified
  cost--$133,613)..............................................                  133,613
Foreign cash (cost--$40,449)...................................                   41,347
Receivables:
  Dividends....................................................   $101,130
  Interest.....................................................      5,377       106,507
                                                                  --------
Prepaid expenses and other assets..............................                  109,925
                                                                             -----------
Total assets...................................................               55,672,433
                                                                             -----------

----------------------------------------------------------------------------------------

LIABILITIES:
Payables:
  Investment adviser...........................................     28,492
  Capital shares redeemed......................................     11,289
  Other affiliates.............................................        492        40,273
                                                                  --------
Accrued expenses...............................................                   18,903
                                                                             -----------
Total liabilities..............................................                   59,176
                                                                             -----------
----------------------------------------------------------------------------------------

NET ASSETS.....................................................              $55,613,257
                                                                             ===========
----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized............................................              $   441,205
Paid-in capital in excess of par...............................               33,905,346
Undistributed realized capital gains--net......................                  677,351
Unrealized appreciation--net...................................               20,589,355
                                                                             -----------
NET ASSETS.....................................................              $55,613,257
                                                                             ===========
----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $55,613,257 and 4,412,050
  shares outstanding...........................................              $     12.60
                                                                             ===========
----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $38,838 foreign withholding tax)...........                 $ 1,310,780
Interest (including $43,294 from affiliates).................                      68,902
                                                                              -----------
Total income.................................................                   1,379,682
                                                                              -----------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees.....................................   $  340,178
Professional fees............................................       32,467
Accounting services..........................................       15,007
Custodian fees...............................................       14,595
Directors' fees and expenses.................................        7,035
Printing and shareholder reports.............................        6,735
Transfer agent fees--Class I.................................        5,000
Pricing services.............................................        3,371
Distribution fees--Class III.................................            4
Distribution fees--Class II..................................            3
Other........................................................        8,086
                                                                ----------
Total expenses...............................................                     432,481
                                                                              -----------
Investment income--net.......................................                     947,201
                                                                              -----------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN--NET:
Realized gain on:
  Investments--net...........................................    7,350,979
  Foreign currency transactions--net.........................          504      7,351,483
                                                                ----------
Change in unrealized appreciation on:
  Investments--net...........................................    4,695,054
  Foreign currency transactions--net.........................        2,437      4,697,491
                                                                ----------    -----------
Total realized and unrealized gain--net......................                  12,048,974
                                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........                 $12,996,175
                                                                              ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                               --------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2007           2006
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................   $   947,201    $ 1,458,741
Realized gain--net..........................................     7,351,483      8,516,009
Change in unrealized appreciation--net......................     4,697,491      1,612,821
                                                               -----------    -----------
Net increase in net assets resulting from operations........    12,996,175     11,587,571
                                                               -----------    -----------

-----------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (947,104)    (1,451,732)
  Class II..................................................           (29)           (42)
  Class III.................................................           (29)           (42)
Realized gain--net:
  Class I...................................................    (8,729,165)    (1,385,996)
  Class II..................................................          (309)           (41)
  Class III.................................................          (309)           (41)
                                                               -----------    -----------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................    (9,676,945)    (2,837,894)
                                                               -----------    -----------
-----------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (2,758,555)    (5,140,451)
                                                               -----------    -----------
-----------------------------------------------------------------------------------------

NET ASSETS:
Total increase in net assets................................       560,675      3,609,226
Beginning of year...........................................    55,052,582     51,443,356
                                                               -----------    -----------
End of year*................................................   $55,613,257    $55,052,582
                                                               ===========    ===========
-----------------------------------------------------------------------------------------

* Accumulated distributions in excess of investment
  income--net...............................................            --    $      (544)
                                                               ===========    ===========
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


                                                                      CLASS I
                                                ---------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE   ---------------------------------------------------
FINANCIAL STATEMENTS.                             2007       2006       2005       2004       2003
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........   $ 11.93    $ 10.06    $  9.03    $  7.37    $  6.32
                                                -------    -------    -------    -------    -------
Investment income--net*......................       .22        .31        .24        .20        .20
Realized and unrealized gain--net............      2.87       2.19       1.03       1.67       1.05
                                                -------    -------    -------    -------    -------
Total from investment operations.............      3.09       2.50       1.27       1.87       1.25
                                                -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net.....................      (.23)      (.32)      (.24)      (.21)      (.20)
  Realized gain--net.........................     (2.19)      (.31)        --         --         --
                                                -------    -------    -------    -------    -------
Total dividends and distributions............     (2.42)      (.63)      (.24)      (.21)      (.20)
                                                -------    -------    -------    -------    -------
Net asset value, end of year.................   $ 12.60    $ 11.93    $ 10.06    $  9.03    $  7.37
                                                =======    =======    =======    =======    =======

---------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share...........    26.38%     25.23%     14.14%     25.72%     20.19%
                                                =======    =======    =======    =======    =======
---------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................      .76%       .77%       .83%       .79%       .73%
                                                =======    =======    =======    =======    =======
Investment income--net.......................     1.67%      2.86%      2.48%      2.60%      3.02%
                                                =======    =======    =======    =======    =======
---------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).......   $55,613    $55,049    $51,441    $50,665    $47,790
                                                =======    =======    =======    =======    =======
Portfolio turnover...........................       25%        47%        29%        12%        20%
                                                =======    =======    =======    =======    =======
---------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Utilities and Telecommunications V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. Class II and Class III were liquidated on December 31, 2007 and currently are not offered. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales prices as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those

--------------------------------------------------------------------------------


securities will be valued at their fair value as determined in good faith by the Company's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain instruments, may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid

--------------------------------------------------------------------------------


quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $505 has been reclassified between undistributed net realized capital gains and accumulated distribution in excess of net investment income as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc., and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services

--------------------------------------------------------------------------------

Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, there were no securities lending agent fees paid to BIM.

  In addition, MLPF&S received $9,792 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

  For the year ended December 31, 2007, the Fund reimbursed the Manager $1,058 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $14,043,697 and $23,745,600, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $2,758,555 and $5,140,451 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2007                Shares        Amount
--------------------------------------------------------
Shares sold.................      444,856   $  5,818,817

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........      756,631      9,676,269
                               ----------   ------------

Total issued................    1,201,487     15,495,086

Shares redeemed.............   (1,402,760)   (18,250,219)
                               ----------   ------------

Net decrease................     (201,273)  $ (2,755,133)
                               ==========   ============

--------------------------------------------------------



--------------------------------------------------------
Class I Shares for the Year
Ended                                          Dollar
December 31, 2006                Shares        Amount
--------------------------------------------------------
Shares sold.................      357,878   $  4,070,091

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........      248,126      2,837,728
                               ----------   ------------

Total issued................      606,004      6,907,819

Shares redeemed.............   (1,107,405)   (12,048,436)
                               ----------   ------------

Net decrease................     (501,401)  $ (5,140,617)
                               ==========   ============
--------------------------------------------------------



----------------------------------------------------
Class II Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      27    $   338

Shares redeemed..................    (163)    (2,049)
                                     ----    -------

Net decrease.....................    (136)   $(1,711)
                                     ====    =======
----------------------------------------------------


* Liquidated on December 31, 2007.

----------------------------------------------------
Class II Shares for the Year Ended            Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions...................      7       $83
                                        -       ---

Net increase......................      7       $83
                                        =       ===

----------------------------------------------------



----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2007*                  Shares    Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions..................      27    $   338

Shares redeemed..................    (163)    (2,049)
                                     ----    -------

Net decrease.....................    (136)   $(1,711)
                                     ====    =======
----------------------------------------------------


* Liquidated on December 31, 2007.

--------------------------------------------------------------------------------

----------------------------------------------------
Class III Shares for the Year
Ended                                         Dollar
December 31, 2006                    Shares   Amount
----------------------------------------------------
Shares issued to shareholders in
  reinvestment of dividends and
  distributions...................      7       $83
                                        -       ---

Net increase......................      7       $83
                                        =       ===

----------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

-------------------------------------------------------
                                12/31/2007   12/31/2006
-------------------------------------------------------
Distributions paid from:

  Ordinary income............   $1,587,303   $1,460,808

  Net long-term capital
     gains...................    8,089,642    1,377,086
                                ----------   ----------

Total taxable distributions..   $9,676,945   $2,837,894
                                ==========   ==========

-------------------------------------------------------


  As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------
Undistributed ordinary
  income--net.....................     $    51,628

Undistributed long-term capital
  gains--net......................         625,723
                                       -----------

Total undistributed
  earnings--net...................         677,351

Capital loss carryforward.........              --

Unrealized gains--net.............      20,589,355
                                       -----------

Total accumulated earnings--net...     $21,266,706
                                       ===========

--------------------------------------------------


  As of December 31, 2007, there were no significant differences between book and tax components of net assets.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Utilities and Telecommunications V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FUND OF BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Utilities and Telecommunications V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Utilities and Telecommunications V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2008

--------------------------------------------------------------------------------

     BLACKROCK VALUE OPPORTUNITIES V.I. FUND

     ------------------------------


                                                                   Annual Report
                                                               December 31, 2007

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Portfolio Management Commentary

--------------------------------------------------------------------------------

HOW DID THE FUND PERFORM?

  - The Fund outperformed its benchmark for the fiscal year ended December 31, 2007.

WHAT FACTORS INFLUENCED PERFORMANCE?

  - Over the past 12 months, small-cap stocks lagged their large- and mid-cap counterparts. This reflects an investor flight to safety amid increased market volatility stemming from the U.S. housing recession, the subprime mortgage crisis and tightening credit conditions. The growth style of investing significantly outperformed value across the market-capitalization spectrum.

  - The Fund's outperformance of the benchmark is largely the result of successful stock selection across multiple sectors.

  - Favorable stock selection and an overweight position in energy contributed positively as crude oil prices surged toward $100/barrel. Stock selection was particularly strong among exploration & production companies. Stock selection and an overweight in energy equipment & service companies also added value. Key contributors were Denbury Resources, Inc., Cabot Oil & Gas Corp. and Dresser-Rand Group, Inc.

  - In information technology (IT), Zoran Corp. and Cree, Inc. performed well among semiconductors & semiconductor equipment manufacturers. In software, BEA Systems, Inc. rose sharply following a takeover offer from Oracle Corp. Novell, Inc. and Bottomline Technologies, Inc. also performed well.

  - In industrials, performance benefited from aerospace and defense company EDO Corp., which was acquired by ITT at a significant premium. In financial services, Crescent Real Estate Equities Co. was acquired by Morgan Stanley, and shares of Alexandria Real Estate Equities, Inc. rallied on favorable growth prospects. Other standouts included Waddell & Reed Financial, Inc., within capital markets, and Cullen/Frost Bankers, Inc., among commercial banking stocks.

  - Offsetting the positives was stock selection in health care, where Angiotech Pharmaceuticals, Inc. and Medicis Pharmaceutical Corp. both disappointed. An underweight to the consumer discretionary sector proved advantageous, but was overshadowed by negative stock selection. Poor performers included Jones Apparel Group, Inc. and Harte-Hanks, Inc. Finally, stock selection and an underweight in materials, particularly within the chemicals subsector, also detracted.

DESCRIBE RECENT PORTFOLIO ACTIVITY.

  - Over the year, we increased exposure to health care, utilities and IT. Within health care, we added to positions in pharmaceuticals (notably King Pharmaceuticals, Inc.) and biotechnology (PDL BioPharma, Inc. and ImClone Systems, Inc.). In IT, additions were most prevalent within the Internet software & services and software subsectors, notably TIBCO Software, Inc. and Parametric Technology Corp.

  - Meanwhile, we reduced exposure to financials, industrials and energy. In financials, we trimmed commercial banks (The Colonial BancGroup, Inc.), REITs (Crescent Real Estate Equities Co.) and thrift & mortgage finance stocks. In industrials, we realized gains in select aerospace & defense holdings (Triumph Group, Inc. and EDO Corp.) and also reduced exposure to commercial services.

DESCRIBE FUND POSITIONING AT PERIOD-END.

  - The Fund ended the period overweight versus the Russell 2000 Index in IT and energy, and underweight industrials, materials and consumer discretionary. The Fund's largest absolute weightings were in IT, financials and health care.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment

--------------------------------------------------------------------------------

[LINE GRAPH]

                                   BLACKROCK VALUE
                                 OPPORTUNITIES V.I.
                                    FUND+-CLASS I      RUSSELL 2000(R)
                                       SHARES*            INDEX++
                                 ------------------    -------------
12/97                                   10000              10000
12/98                                    9350               9745
12/99                                   12543              11817
12/00                                   14392              11460
12/01                                   18693              11745
12/02                                   14252               9339
12/03                                   20368              13752
12/04                                   23418              16273
12/05                                   25849              17014
12/06                                   29163              20139
12/07                                   28902              19824




[LINE GRAPH]

                                BLACKROCK VALUE
                              OPPORTUNITIES V.I.
                                FUND+-CLASS II      RUSSELL 2000
                                    SHARES*            INDEX++
                              ------------------    ------------
12/97                                10000              10000
12/98                                 9348               9745
12/99                                12526              11817
12/00                                14351              11460
12/01                                18610              11745
12/02                                14170               9339
12/03                                20210              13752
12/04                                23201              16273
12/05                                25576              17014
12/06                                28816              20139
12/07                                28519              19824




[LINE GRAPH]

                                   BLACKROCK VALUE
                                 OPPORTUNITIES V.I.
                                   FUND+-CLASS III     RUSSELL 2000
                                       SHARES*            INDEX++
                                 ------------------    ------------
11/18/03**                              10000              10000
12/03                                   10695              10692
12/04                                   12272              12652
12/05                                   13513              13228
12/06                                   15172              15658
12/07                                   14999              15413




* Assuming transaction costs, if any, and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors. Russell 2000 is a registered trademark of the Frank Russell Company.


Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class I Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
------------------------------------------------------------------------------------
One Year Ended 12/31/07                                                    - 0.89%

------------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                  +15.19
------------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                   +11.20
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class II Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
------------------------------------------------------------------------------------
One Year Ended 12/31/07                                                    - 1.03%

------------------------------------------------------------------------------------

Five Years Ended 12/31/07                                                  +15.01
------------------------------------------------------------------------------------

Ten Years Ended 12/31/07                                                   +11.05
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Average Annual Total Return--Class III Shares*

--------------------------------------------------------------------------------


PERIOD COVERED                                                             RETURN
------------------------------------------------------------------------------------
One Year Ended 12/31/07                                                    - 1.15%

------------------------------------------------------------------------------------

Inception (11/18/03) through 12/31/07                                      +10.35
------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Recent Performance Results

--------------------------------------------------------------------------------


                                                                  6-MONTH       12-MONTH
AS OF DECEMBER 31, 2007                                        TOTAL RETURN   TOTAL RETURN
------------------------------------------------------------------------------------------
Class I Shares*                                                    -9.62%         -0.89%

------------------------------------------------------------------------------------------

Class II Shares*                                                   -9.66          -1.03
------------------------------------------------------------------------------------------

Class III Shares*                                                  -9.64          -1.15
------------------------------------------------------------------------------------------

Russell 2000  Index**                                              -7.53          -1.57
------------------------------------------------------------------------------------------



* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Disclosure of Expenses

--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2007 and held through December 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled "Expenses Paid During the Period."

  The table also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                     EXPENSES PAID
                                                BEGINNING           ENDING        DURING THE PERIOD*
                                              ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2007 TO
                                               JULY 1, 2007   DECEMBER 31, 2007    DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------
ACTUAL

----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $  903.80              $4.15
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $  903.40              $4.87
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $  903.60              $5.35
----------------------------------------------------------------------------------------------------

HYPOTHETICAL (5% ANNUAL RETURN BEFORE
  EXPENSES)**
----------------------------------------------------------------------------------------------------

Class I                                           $1,000          $1,020.94              $4.40
----------------------------------------------------------------------------------------------------

Class II                                          $1,000          $1,020.18              $5.17
----------------------------------------------------------------------------------------------------

Class III                                         $1,000          $1,019.67              $5.68
----------------------------------------------------------------------------------------------------



* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.86% for Class I, 1.01% for Class II and 1.11% for Class III), multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Portfolio Information as of December 31, 2007

--------------------------------------------------------------------------------


                                                                         PERCENT OF
SECTOR REPRESENTATION                                              LONG-TERM INVESTMENTS
----------------------------------------------------------------------------------------
Information Technology..........................................            22.1%
Financials......................................................            18.4
Health Care.....................................................            15.1
Industrials.....................................................            11.8
Consumer Discretionary..........................................            11.7
Energy..........................................................            10.3
Materials.......................................................             3.0
Utilities.......................................................             2.9
Consumer Staples................................................             2.7
Other*..........................................................             2.0

----------------------------------------------------------------------------------------



*   Includes portfolio holdings in exchange-traded funds.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Proxy Results

--------------------------------------------------------------------------------

During the six-month period ended December 31, 2007, the shareholders of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. voted on the following proposal. On August 23, 2007, a special shareholders' meeting was adjourned with respect to the proposal until September 7, 2007, at which time it was approved. This proposal was a part of the reorganization of the Fund's Board of Directors that took effect on November 1, 2007. A description of the proposal and number of shares voted are as follows:

--------------------------------------------------------------------------------------------------

                                                              SHARES VOTED         SHARES WITHHELD
                                                                   FOR               FROM VOTING
--------------------------------------------------------------------------------------------------
To elect the Fund's Board of
  Directors:                      James H. Bodurtha            11,832,119              462,081
                                  Bruce R. Bond                11,832,119              462,081
                                  Donald W. Burton             11,832,119              462,081
                                  Richard S. Davis             11,832,119              462,081
                                  Stuart E. Eizenstat          11,832,119              462,081
                                  Laurence D. Fink             11,832,119              462,081
                                  Kenneth A. Froot             11,832,119              462,081
                                  Henry Gabbay                 11,832,059              462,141
                                  Robert M. Hernandez          11,832,119              462,081
                                  John F. O'Brien              11,832,119              462,081
                                  Roberta Cooper Ramo          11,832,119              462,081
                                  Jean Margo Reid              11,832,119              462,081
                                  David H. Walsh               11,832,119              462,081
                                  Fred G. Weiss                11,832,119              462,081
                                  Richard R. West              11,832,119              462,081

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2007

--------------------------------------------------------------------------------



                                   SHARES
COMMON STOCKS                        HELD      VALUE
-------------------------------------------------------
AEROSPACE & DEFENSE--1.9%
Curtiss-Wright Corp. .......       74,400  $  3,734,880
Spirit Aerosystems Holdings,
  Inc. Class A(a)...........       92,500     3,191,250
                                           ------------
                                              6,926,130

-------------------------------------------------------


AIRLINES--0.2%
Republic Airways Holdings,
  Inc.(a)...................       30,400       595,536
-------------------------------------------------------


AUTO COMPONENTS--0.9%
ArvinMeritor, Inc.(e).......      255,100     2,992,323
Drew Industries, Inc.(a)....       13,700       375,380
                                           ------------
                                              3,367,703
-------------------------------------------------------


BIOTECHNOLOGY--4.0%
Angiotech Pharmaceuticals,
  Inc.(a)(e)................      155,600       541,488
Enzon Pharmaceuticals,
  Inc.(a)(e)................      157,800     1,503,834
Human Genome Sciences,
  Inc.(a)...................      216,400     2,259,216
ImClone Systems, Inc.(a)....       49,000     2,107,000
Martek Biosciences
  Corp.(a)..................       25,400       751,332
Maxygen, Inc.(a)............      230,900     1,854,127
Neurogen Corp.(a)(e)........      344,100     1,187,145
PDL BioPharma, Inc.(a)......      159,800     2,799,696
Regeneron Pharmaceuticals,
  Inc.(a)...................       21,400       516,810
Savient Pharmaceuticals,
  Inc.(a)...................       40,500       930,285
Vical, Inc.(a)..............      137,200       583,100
                                           ------------
                                             15,034,033
-------------------------------------------------------


BUILDING PRODUCTS--0.2%
Ameron International
  Corp. ....................        8,300       764,845
-------------------------------------------------------


CAPITAL MARKETS--1.5%
Knight Capital Group, Inc.
  Class A(a)................      171,700     2,472,480
OptionsXpress Holdings,
  Inc. .....................       28,100       950,342
Thomas Weisel Partners
  Group, Inc.(a)............      116,400     1,598,172
Waddell & Reed Financial,
  Inc. Class A..............       18,700       674,883
                                           ------------
                                              5,695,877
-------------------------------------------------------


CHEMICALS--0.9%
Spartech Corp. .............      124,500     1,755,450
Valspar Corp. ..............       66,800     1,505,672
                                           ------------
                                              3,261,122
-------------------------------------------------------


COMMERCIAL BANKS--6.1%
Cullen/Frost Bankers,
  Inc. .....................      118,600     6,008,276
First Merchants Corp. ......       28,800       628,992
First Midwest Bancorp,
  Inc. .....................      247,800     7,582,680
MetroCorp Bancshares,
  Inc. .....................       50,450       655,850
Old National Bancorp.(e)....      211,860     3,169,426
Sterling Financial Corp. ...       69,050     1,159,349
Texas Capital Bancshares,
  Inc.(a)...................       34,100       622,325
Webster Financial Corp. ....       86,100     2,752,617
                                           ------------
                                             22,579,515
-------------------------------------------------------


COMMERCIAL SERVICES & SUPPLIES--2.1%
Administaff, Inc. ..........       74,100     2,095,548
Casella Waste Systems,
  Inc.(a)...................       33,700       439,448
Heidrick & Struggles
  International, Inc. ......       30,900     1,146,699
Kenexa Corp.(a).............       24,600       477,732
Layne Christensen Co.(a)....       14,500       713,545
RSC Holdings, Inc.(a).......       73,800       926,190
Tetra Tech, Inc.(a).........      102,300     2,199,450
                                           ------------
                                              7,998,612
-------------------------------------------------------


COMMUNICATIONS EQUIPMENT--2.7%
Black Box Corp. ............       46,900     1,696,373
Extreme Networks, Inc.(a)...      771,100     2,729,694
Harmonic, Inc.(a)...........       36,900       386,712
Tellabs, Inc.(a)............      671,400     4,390,956
Westell Technologies, Inc.
  Class A(a)................      606,100       872,784
                                           ------------
                                             10,076,519
-------------------------------------------------------


COMPUTERS & PERIPHERALS--0.5%
Rackable Systems,
  Inc.(a)(e)................      179,000     1,790,000
-------------------------------------------------------


CONTAINERS & PACKAGING--1.3%
Smurfit-Stone Container
  Corp.(a)..................      469,700     4,960,032
-------------------------------------------------------


DIVERSIFIED CONSUMER SERVICES--1.4%
Universal Technical
  Institute, Inc.(a)(e).....      307,900     5,234,300
-------------------------------------------------------


ELECTRICAL EQUIPMENT--0.7%
American Superconductor
  Corp.(a)(e)...............       23,200       634,288
Hubbell, Inc. Class B.......       39,200     2,022,720
                                           ------------
                                              2,657,008
-------------------------------------------------------


ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
Ingram Micro, Inc. Class
  A(a)......................      326,300     5,886,452
Tech Data Corp.(a)..........      100,500     3,790,860
                                           ------------
                                              9,677,312
-------------------------------------------------------


ENERGY EQUIPMENT & SERVICES--4.9%
CARBO Ceramics, Inc. .......       92,300     3,433,560
Dresser-Rand Group,
  Inc.(a)...................      102,900     4,018,245
Hornbeck Offshore Services,
  Inc.(a)...................       16,500       741,675
Key Energy Services,
  Inc.(a)...................      230,700     3,319,773
Rowan Cos., Inc.(e).........       95,300     3,760,538
W-H Energy Services,
  Inc.(a)...................       52,600     2,956,646
                                           ------------
                                             18,230,437
-------------------------------------------------------


FOOD & STAPLES RETAILING--0.2%
The Andersons, Inc..........       16,800       752,640
-------------------------------------------------------


HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Accuray, Inc.(a)............       47,200       718,384
Cyberonics, Inc.(a).........       62,000       815,920
DexCom, Inc.(a).............      232,200     2,050,326
Edwards Lifesciences
  Corp.(a)(e)...............      106,800     4,911,732
Micrus Endovascular
  Corp.(a)..................       54,800     1,078,464
Northstar Neuroscience,
  Inc.(a)(e)................       52,400       487,320
OraSure Technologies,
  Inc.(a)...................      401,400     3,568,446
                                           ------------
                                             13,630,592
-------------------------------------------------------


HEALTH CARE PROVIDERS & SERVICES--1.3%
Centene Corp.(a)............       94,800     2,601,312
LifePoint Hospitals,
  Inc.(a)...................       71,700     2,132,358
                                           ------------
                                              4,733,670
-------------------------------------------------------


HEALTH CARE TECHNOLOGY--1.2%
HLTH Corp.(a)...............      190,448     2,552,003
Merge Technologies,
  Inc.(a)(e)................      272,300       324,037
Omnicell, Inc.(a)...........       27,900       751,347
Phase Forward, Inc.(a)......       30,800       669,900
                                           ------------
                                              4,297,287
-------------------------------------------------------


HOTELS, RESTAURANTS & LEISURE--1.4%
Ambassadors Group, Inc......        9,011       164,991
Ambassadors International,
  Inc.(e) ..................       28,300       412,614
O'Charleys, Inc. ...........      303,800     4,550,924
                                           ------------
                                              5,128,529
-------------------------------------------------------


HOUSEHOLD DURABLES--1.2%
Champion Enterprises,
  Inc.(a)...................       52,600       495,492
Furniture Brands
  International, Inc.(e)....      295,400     2,971,724
Lennar Corp. Class A........       55,100       985,739
                                           ------------
                                              4,452,955
-------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2007 (continued)

--------------------------------------------------------------------------------

                                   SHARES
COMMON STOCKS                        HELD      VALUE
-------------------------------------------------------


IT SERVICES--1.3%
BearingPoint, Inc.(a)(e)....      352,200  $    996,726
Convergys Corp.(a)..........      242,100     3,984,966
                                           ------------
                                              4,981,692
-------------------------------------------------------


INSURANCE--5.0%
Conseco, Inc.(a)............      457,700     5,748,712
HCC Insurance Holdings,
  Inc. .....................      285,700     8,193,876
IPC Holdings, Ltd. .........      103,200     2,979,384
Presidential Life Corp. ....       93,500     1,637,185
                                           ------------
                                             18,559,157
-------------------------------------------------------


INTERNET SOFTWARE & SERVICES--4.2%
Bankrate, Inc.(a)(e)........       15,600       750,204
CNET Networks, Inc.(a)......    1,035,300     9,462,642
EarthLink, Inc.(a)..........      141,900     1,003,233
LoopNet, Inc.(a)(e).........       47,800       671,590
RealNetworks, Inc.(a).......      583,900     3,555,951
                                           ------------
                                             15,443,620
-------------------------------------------------------


LEISURE EQUIPMENT & PRODUCTS--0.1%
Nautilus, Inc.(e)...........       88,800       430,680
-------------------------------------------------------


LIFE SCIENCES TOOLS & SERVICES--0.9%
Affymetrix, Inc.(a)(e)......      141,900     3,283,566
-------------------------------------------------------


MACHINERY--3.6%
EnPro Industries, Inc.(a)...       20,800       637,520
Mueller Industries, Inc. ...      115,700     3,354,143
RBC Bearings, Inc.(a).......       20,200       877,892
Robbins & Myers, Inc. ......        9,900       748,737
Timken Co. .................      170,300     5,594,355
Wabash National Corp.(e)....      297,400     2,287,006
                                           ------------
                                             13,499,653
-------------------------------------------------------


MEDIA--2.7%
Harte-Hanks, Inc. ..........      416,000     7,196,800
Playboy Enterprises, Inc.
  Class B(a)(e).............      257,400     2,347,488
Valassis Communications,
  Inc.(a)...................       25,700       300,433
                                           ------------
                                              9,844,721
-------------------------------------------------------


METALS & MINING--0.8%
Reliance Steel & Aluminum
  Co. ......................       40,100     2,173,420
Royal Gold, Inc. ...........       23,800       726,376
                                           ------------
                                              2,899,796
-------------------------------------------------------


MULTI-UTILITIES--2.9%
OGE Energy Corp. ...........      296,200    10,749,098
-------------------------------------------------------


OIL, GAS & CONSUMABLE FUELS--5.3%
Cabot Oil & Gas Corp. Class
  A.........................       97,600     3,940,112
Denbury Resources,
  Inc.(a)(e)................      187,100     5,566,225
Plains Exploration &
  Production Co.(a).........       67,300     3,634,200
Swift Energy Co.(a).........       83,100     3,658,893
Venoco, Inc.(a).............      137,300     2,736,389
                                           ------------
                                             19,535,819
-------------------------------------------------------


PAPER & FOREST PRODUCTS--0.0%
Neenah Paper, Inc. .........          600        17,490
-------------------------------------------------------


PERSONAL PRODUCTS--2.4%
Alberto-Culver Co. .........      367,000     9,006,180
-------------------------------------------------------


PHARMACEUTICALS--3.9%
Auxilium Pharmaceuticals,
  Inc.(a)...................       23,400       701,766
King Pharmaceuticals,
  Inc.(a)...................      345,900     3,542,016
Medicis Pharmaceutical Corp.
  Class A...................      371,200     9,640,064
Sciele Pharma, Inc.(a)......       28,800       588,960
                                           ------------
                                             14,472,806
-------------------------------------------------------


REAL ESTATE INVESTMENT TRUSTS (REITS)--5.2%
Alexandria Real Estate
  Equities, Inc.(e).........       24,800     2,521,416
Brandywine Realty Trust.....       73,600     1,319,648
Capstead Mortgage Corp. ....       71,300       940,447
Cousins Properties, Inc. ...       27,100       598,910
Dupont Fabros Technology,
  Inc. .....................       99,400     1,948,240
FelCor Lodging Trust,
  Inc. .....................      402,000     6,267,180
Friedman Billings Ramsey
  Group, Inc. Class A.......      246,800       774,952
Lexington Corporate
  Properties Trust..........       43,400       631,036
MFA Mortgage Investments,
  Inc. .....................      116,300     1,075,775
Omega Healthcare Investors,
  Inc. .....................       79,700     1,279,185
UDR, Inc. ..................      103,600     2,056,460
                                           ------------
                                             19,413,249
-------------------------------------------------------


ROAD & RAIL--1.2%
Marten Transport Ltd.(a)....      134,700     1,879,065
Old Dominion Freight Line,
  Inc.(a)...................       49,100     1,134,701
Vitran Corp., Inc.(a).......      101,000     1,437,230
                                           ------------
                                              4,450,996
-------------------------------------------------------


SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--3.1%
Actel Corp.(a)..............      190,900     2,607,694
DSP Group, Inc.(a)..........      162,500     1,982,500
Genesis Microchip, Inc.(a)..      131,300     1,125,241
Mattson Technology,
  Inc.(a)...................      280,600     2,401,936
Standard Microsystems
  Corp.(a)..................       17,800       695,446
Zoran Corp.(a)..............      126,000     2,836,260
                                           ------------
                                             11,649,077
-------------------------------------------------------


SOFTWARE--7.4%
Bottomline Technologies,
  Inc.(a)...................      197,303     2,762,242
Moldflow Corp.(a)...........       55,000       886,050
Parametric Technology
  Corp.(a)..................      340,300     6,074,355
THQ, Inc.(a)................      143,900     4,056,541
TIBCO Software, Inc.(a).....    1,021,500     8,243,505
Unica Corp.(a)..............       97,800       904,650
Wind River Systems,
  Inc.(a)(e)................      514,700     4,596,271
                                           ------------
                                             27,523,614
-------------------------------------------------------


SPECIALTY RETAIL--2.8%
AnnTaylor Stores Corp.(a)...       53,100     1,357,236
The Children's Place Retail
  Stores, Inc.(a)...........       35,800       928,294
Foot Locker, Inc.(e)........      440,300     6,014,498
The Talbots, Inc.(e)........      171,400     2,025,948
                                           ------------
                                             10,325,976
-------------------------------------------------------


TEXTILES, APPAREL & LUXURY GOODS--1.1%
Jones Apparel Group,
  Inc.(e)...................      216,000     3,453,840
Volcom, Inc.(a).............       22,600       497,878
                                           ------------
                                              3,951,718
-------------------------------------------------------


THRIFTS & MORTGAGE FINANCE--0.4%
Dime Community Bancshares,
  Inc. .....................       74,900       956,473
MGIC Investment Corp.(e)....       17,000       381,310
                                           ------------
                                              1,337,783
-------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS--1.7%
Applied Industrial
  Technologies, Inc. .......       82,397     2,391,161
H&E Equipment Services,
  Inc.(a)...................       50,700       957,216
United Rentals, Inc.(a).....       82,900     1,522,044
WESCO International,
  Inc.(a)...................       38,000     1,506,320
                                           ------------
                                              6,376,741
-------------------------------------------------------

TOTAL COMMON STOCKS
(COST--$397,281,851)--96.9%                 359,598,086
-------------------------------------------------------



--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2007 (concluded)

--------------------------------------------------------------------------------

                                   SHARES
EXCHANGE-TRADED FUNDS                HELD      VALUE
-------------------------------------------------------
iShares Russell 2000 Growth
  Index Fund(e).............       33,100  $  2,760,540
iShares Russell 2000 Index
  Fund(e)...................       51,200     3,899,392
PowerShares Zacks Micro Cap
  Portfolio.................       36,600       562,542
-------------------------------------------------------

TOTAL EXCHANGE-TRADED FUNDS
(COST--$7,265,013)--1.9%                      7,222,474
-------------------------------------------------------
                               BENEFICIAL
SHORT-TERM SECURITIES            INTEREST      VALUE
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series,
  5.04%(b)(c)...............  $ 2,724,408  $  2,724,408
BlackRock Liquidity Series,
  LLC Money Market Series,
  4.78%(b)(c)(d)............   43,247,200    43,247,200
-------------------------------------------------------

TOTAL SHORT-TERM SECURITIES
(COST--$45,971,608)--12.4%                   45,971,608
-------------------------------------------------------

TOTAL INVESTMENTS
(COST--$450,518,472*)--111.2%............   412,792,168

LIABILITIES IN EXCESS OF OTHER
ASSETS--(11.2%)..........................   (41,520,780)
                                           ------------

NET ASSETS--100.0%.......................  $371,271,388
                                           ============



--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost...................    $ 454,141,686
                                     =============
Gross unrealized appreciation....    $  17,693,885
Gross unrealized depreciation....     (59,043,403)
                                     -------------
Net unrealized depreciation......    $(41,349,518)
                                     =============



(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------
                                   NET         INTEREST
AFFILIATE                        ACTIVITY       INCOME
-------------------------------------------------------
BlackRock Liquidity Series,
  LLC Cash Sweep Series....   $   1,258,507    $178,819
BlackRock Liquidity Series,
  LLC Money Market Series..   $(36,810,700)    $247,267

-------------------------------------------------------




(c)  Represents the current yield as of December 31, 2007.

(d)  Security was purchased with the cash proceeds from securities loans.

(e)  Security, or a portion of security, is on loan.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Assets and Liabilities as of December 31, 2007

--------------------------------------------------------------------------------


ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $41,398,301) (identified
  cost--$404,546,864)........................................                $366,820,560
Investments in affiliated securities, at value (identified
  cost--$45,971,608).........................................                  45,971,608
Cash.........................................................                      39,935
Receivables:
  Securities sold............................................   $4,177,920
  Dividends..................................................      519,752
  Capital shares sold........................................       39,673
  Securities lending.........................................       28,184      4,765,529
                                                                ----------
Prepaid expenses and other assets............................                      13,731
                                                                             ------------
Total assets.................................................                 417,611,363
                                                                             ------------

-----------------------------------------------------------------------------------------

LIABILITIES:
Collateral on securities loaned, at value....................                  43,247,200
Payables:
  Securities purchased.......................................    2,578,748
  Investment adviser.........................................      239,259
  Capital shares redeemed....................................      170,870
  Distributor................................................        3,147
  Other affiliates...........................................        4,928      2,996,952
                                                                ----------
Accrued expenses and other liabilities.......................                      95,823
                                                                             ------------
Total liabilities............................................                  46,339,975
                                                                             ------------
-----------------------------------------------------------------------------------------

NET ASSETS...................................................                $371,271,388
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized..........................................                $  1,841,421
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized..........................................                      59,183
Class III Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized..........................................                      50,440
Paid-in capital in excess of par.............................                 402,994,242
Undistributed realized capital gains--net....................                   4,052,406
Unrealized depreciation--net.................................                 (37,726,304)
                                                                             ------------
NET ASSETS...................................................                $371,271,388
                                                                             ============
-----------------------------------------------------------------------------------------

NET ASSET VALUE:
Class I--Based on net assets of $351,953,582 and 18,414,206
  shares outstanding.........................................                $      19.11
                                                                             ============
Class II--Based on net assets of $11,280,502 and 591,830
  shares outstanding.........................................                $      19.06
                                                                             ============
Class III--Based on net assets of $8,037,304 and 504,405
  shares outstanding.........................................                $      15.93
                                                                             ============
-----------------------------------------------------------------------------------------







See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statement of Operations for the Year Ended December 31, 2007

--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of $437 foreign withholding tax).............                 $  3,868,886
Securities lending--net.....................................                      247,267
Interest from affiliates....................................                      178,819
                                                                             ------------
Total income................................................                    4,294,972
                                                                             ------------

-----------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees....................................   $3,287,207
Accounting services.........................................      162,648
Printing and shareholder reports............................       77,975
Custodian fees..............................................       73,708
Professional fees...........................................       49,995
Directors' fees and expenses................................       25,614
Distribution fees--Class III................................       20,783
Distribution fees--Class II.................................       20,502
Transfer agent fees--Class I................................        4,749
Pricing services............................................        1,123
Transfer agent fees--Class II...............................          155
Transfer agent fees--Class III..............................           96
Other.......................................................       18,543
                                                               ----------
Total expenses..............................................                    3,743,098
                                                                             ------------
Investment income--net......................................                      551,874
                                                                             ------------
-----------------------------------------------------------------------------------------

REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net:..........................                   62,165,943
Change in unrealized appreciation/depreciation on
  investments--net..........................................                  (62,702,647)
                                                                             ------------
Total realized and unrealized loss--net.....................                     (536,704)
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $     15,170
                                                                             ============
-----------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2007            2006
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net.....................................   $    551,874    $  1,281,574
Realized gain--net.........................................     62,165,943      80,831,231
Change in unrealized appreciation/depreciation--net........    (62,702,647)    (19,994,108)
                                                              ------------    ------------
Net increase in net assets resulting from operations.......         15,170      62,118,697
                                                              ------------    ------------

------------------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I..................................................       (550,512)     (1,210,266)
  Class II.................................................             --         (17,203)
  Class III................................................             --         (59,375)
Realized gain--net:
  Class I..................................................    (61,818,391)    (76,462,800)
  Class II.................................................     (1,983,270)     (2,592,602)
  Class III................................................     (1,618,119)     (9,914,947)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders............................    (65,970,292)    (90,257,193)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions.............................................    (28,728,252)    (32,677,427)
                                                              ------------    ------------
------------------------------------------------------------------------------------------

NET ASSETS:
Total decrease in net assets...............................    (94,683,374)    (60,815,923)
Beginning of year..........................................    465,954,762     526,770,685
                                                              ------------    ------------
End of year................................................   $371,271,388    $465,954,762
                                                              ============    ============
------------------------------------------------------------------------------------------




See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights

--------------------------------------------------------------------------------


THE FOLLOWING PER SHARE DATA AND RATIOS                               CLASS I
HAVE                                         --------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN                 FOR THE YEAR ENDED DECEMBER 31,
THE                                          --------------------------------------------------------
FINANCIAL STATEMENTS.                          2007        2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year........   $  23.41    $  24.93    $  26.17    $  25.60    $  18.09
                                             --------    --------    --------    --------    --------
Investment income (loss)--net*............        .03         .07         .07          --+        .02
Realized and unrealized gain (loss)--net..       (.22)       3.12        2.58        3.83        7.67
                                             --------    --------    --------    --------    --------
Total from investment operations..........       (.19)       3.19        2.65        3.83        7.69
                                             --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net..................       (.04)       (.08)       (.07)         --        (.02)
  Realized gain--net......................      (4.07)      (4.63)      (3.82)      (3.26)       (.16)
                                             --------    --------    --------    --------    --------
Total dividends and distributions.........      (4.11)      (4.71)      (3.89)      (3.26)       (.18)
                                             --------    --------    --------    --------    --------
Net asset value, end of year..............   $  19.11    $  23.41    $  24.93    $  26.17    $  25.60
                                             ========    ========    ========    ========    ========

-----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share........      (.89%)     12.82%      10.38%      14.98%      42.91%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses..................................       .84%        .84%        .84%        .83%        .83%
                                             ========    ========    ========    ========    ========
Investment income (loss)--net.............       .14%        .27%        .28%       (.01%)       .08%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)....   $351,954    $443,153    $482,681    $583,301    $601,270
                                             ========    ========    ========    ========    ========
Portfolio turnover........................       103%         72%         80%         82%         64%
                                             ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $(.01) per share.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (continued)

--------------------------------------------------------------------------------

                                                                       CLASS II
                                                 ---------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE    ---------------------------------------------------
FINANCIAL STATEMENTS.                              2007       2006       2005       2004       2003
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............   $ 23.35    $ 24.87    $ 26.11    $ 25.55    $ 18.08
                                                 -------    -------    -------    -------    -------
Investment income (loss)--net*................        --+       .03        .04       (.04)      (.02)
Realized and unrealized gain (loss)--net......      (.23)      3.11       2.57       3.82       7.65
                                                 -------    -------    -------    -------    -------
Total from investment operations..............      (.23)      3.14       2.61       3.78       7.63
                                                 -------    -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net......................        --       (.03)      (.03)        --         --
  Realized gain--net..........................     (4.06)     (4.63)     (3.82)     (3.22)      (.16)
                                                 -------    -------    -------    -------    -------
Total dividends and distributions.............     (4.06)     (4.66)     (3.85)     (3.22)      (.16)
                                                 -------    -------    -------    -------    -------
Net asset value, end of year..................   $ 19.06    $ 23.35    $ 24.87    $ 26.11    $ 25.55
                                                 =======    =======    =======    =======    =======

----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share............    (1.03%)    12.67%     10.24%     14.80%     42.62%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses......................................      .99%       .99%       .99%       .98%       .98%
                                                 =======    =======    =======    =======    =======
Investment income (loss)--net.................     (.02%)      .12%       .14%      (.16%)     (.08%)
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)........   $11,281    $14,991    $16,489    $18,360    $18,313
                                                 =======    =======    =======    =======    =======
Portfolio turnover............................      103%        72%        80%        82%        64%
                                                 =======    =======    =======    =======    =======
----------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $(.01) per share.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Financial Highlights (concluded)

--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS                             CLASS III ++++
HAVE                                      -----------------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED          FOR THE YEAR ENDED DECEMBER 31,           FOR THE PERIOD
IN THE                                    -------------------------------------------   NOVEMBER 18, 2003++
FINANCIAL STATEMENTS.                       2007      2006         2005         2004   TO DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...   $ 20.20   $ 59.70      $ 90.00      $106.80         $100.00
                                          -------   -------      -------      -------         -------
Investment income (loss)--net*.........      (.02)       --+         .10           --+            .10
Realized and unrealized gain
  (loss)--net..........................      (.20)     7.30         8.40        15.70            6.80
                                          -------   -------      -------      -------         -------
Total from investment operations.......      (.22)     7.30         8.50        15.70            6.90
                                          -------   -------      -------      -------         -------
Less dividends and distributions:
  Investment income--net...............        --      (.50)        (.60)          --            (.10)
  Realized gain--net...................     (4.05)   (46.30)      (38.20)      (32.50)             --
                                          -------   -------      -------      -------         -------
Total dividends and distributions......     (4.05)   (46.80)      (38.80)      (32.50)           (.10)
                                          -------   -------      -------      -------         -------
Net asset value, end of period.........   $ 15.93   $ 20.20      $ 59.70      $ 90.00         $106.80
                                          =======   =======      =======      =======         =======

-----------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....    (1.15%)   12.28%       10.11%       14.75%           6.95%++
                                          =======   =======      =======      =======         =======
-----------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................     1.10%     1.08%        1.09%        1.07%           1.08%***
                                          =======   =======      =======      =======         =======
Investment income (loss)--net..........     (.12%)    (.02%)        .11%        (.18%)           .36%***
                                          =======   =======      =======      =======         =======
-----------------------------------------------------------------------------------------------------------

SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)...........................   $ 8,037   $ 7,810      $27,600      $10,489         $    61
                                          =======   =======      =======      =======         =======
Portfolio turnover.....................      103%       72%          80%          82%             64%
                                          =======   =======      =======      =======         =======
-----------------------------------------------------------------------------------------------------------



*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+   Amount is less than $(.01) per share.

++  Commencement of operations.

++  Aggregate total investment return.

++++ On December 14, 2007, the Fund declared a 1 for 10 stock split. The net asset values and other per share information listed have been restated to reflect the stock split.



See Notes to Financial Statements.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Notes to Financial Statements

--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES:

BlackRock Variable Series Funds, Inc. (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Certain funds offer three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly owned subsidiaries of Merrill Lynch & Co., Inc. ("Merrill Lynch")), and other insurance companies that are not affiliated with Merrill Lynch, for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. BlackRock Value Opportunities V.I. Fund (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales prices as of the close of options trading on applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Company's Board

--------------------------------------------------------------------------------


of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security, or index, or if the counterparty does not perform under the contract. The counterparty, for certain investments, may pledge cash or securities as collateral.

- Options--The Fund may write covered call and put options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Recent accounting pronouncements--Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for

--------------------------------------------------------------------------------


uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund's financial statements. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund's U.S. federal tax returns remains open for the years ended December 31, 2004 through December 31, 2006. The statute of limitations on the Fund's state and local tax returns may remain open for an additional year depending upon the jurisdiction.

  In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. The impact on the Fund's financial statement disclosures, if any, is currently being assessed.

  (j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,362 has been reclassified between accumulated distributions in excess of net investment income and undistributed net realized capital gains as a result of permanent differences attributable to the classification of distributions received from a trust. This reclassification has no effect on net assets or net asset values per share.

2.  INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with the Manager. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. and its affiliates ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc. Merrill Lynch and The PNC Financial Services Group, Inc. ("PNC") are the principal owners of BlackRock, Inc.

  The Manager is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of December 31, 2007, the Fund lent securities with a value of $7,462,700 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended December 31, 2007, BIM received $74,972 in securities lending agent fees.

  In addition, MLPF&S received $239,413 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2007.

--------------------------------------------------------------------------------

  For the year ended December 31, 2007, the Fund reimbursed the Manager $7,961 for certain accounting services.

  PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, is the Fund's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of BlackRock, Inc. or its affiliates.

3.  INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2007 were $441,153,573 and $536,772,397, respectively.

4.  CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $28,728,252 and $32,677,427 for the years ended December 31, 2007 and December 31, 2006, respectively.

  Transactions in capital shares for each class were as follows:

---------------------------------------------------------
Class I Shares for the Year
Ended                                           Dollar
December 31, 2007               Shares          Amount
---------------------------------------------------------
Shares sold................      230,318     $  5,561,182

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........    3,253,464       62,368,902
                              ----------     ------------

Total issued...............    3,483,782       67,930,084

Shares redeemed............   (3,996,846)     (96,833,116)
                              ----------     ------------

Net decrease...............     (513,064)    $(28,903,032)
                              ==========     ============

---------------------------------------------------------



---------------------------------------------------------
Class I Shares for the
Year Ended                                      Dollar
December 31, 2006              Shares           Amount
---------------------------------------------------------
Shares sold...............      509,548     $  13,346,070

Shares issued to
  shareholders in
  reinvestment of
  dividends and
  distributions...........    3,240,760        77,673,066
                             ----------     -------------

Total issued..............    3,750,308        91,019,136

Shares redeemed...........   (4,184,475)     (109,681,176)
                             ----------     -------------

Net decrease..............     (434,167)    $ (18,662,040)
                             ==========     =============
---------------------------------------------------------



--------------------------------------------------------
Class II Shares for the Year
Ended                                           Dollar
December 31, 2007                Shares         Amount
--------------------------------------------------------
Shares sold..................      8,380     $   199,018

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    103,728       1,983,270
                                --------     -----------

Total issued.................    112,108       2,182,288

Shares redeemed..............   (162,244)     (3,942,555)
                                --------     -----------

Net decrease.................    (50,136)    $(1,760,267)
                                ========     ===========
--------------------------------------------------------



--------------------------------------------------------
Class II Shares for the Year
Ended                                           Dollar
December 31, 2006                Shares         Amount
--------------------------------------------------------
Shares sold..................      1,315     $    35,689

Shares issued to shareholders
  in reinvestment of
  dividends and
  distributions..............    109,155       2,609,805
                                --------     -----------

Total issued.................    110,470       2,645,494

Shares redeemed..............   (131,434)     (3,461,480)
                                --------     -----------

Net decrease.................    (20,964)    $  (815,986)
                                ========     ===========
--------------------------------------------------------



---------------------------------------------------------
Class III Shares for the
Year Ended                                       Dollar
December 31, 2007                Shares          Amount
---------------------------------------------------------
Shares sold.................      919,953     $ 2,066,955

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions.........      101,259       1,618,119
                               ----------     -----------

Total issued................    1,021,212       3,685,074

Shares redeemed.............     (811,510)     (1,750,027)

Shares tendered from reverse
  stock split*..............   (3,570,803)             --
                               ----------     -----------

Net increase (decrease).....   (3,361,101)    $ 1,935,047
                               ==========     ===========
---------------------------------------------------------


* On December 14, 2007, the Fund recorded a reverse stock split to shareholders of record on December 13, 2007, which resulted in a reduction of shares.

---------------------------------------------------------
Class III Shares for the
Year Ended                                      Dollar
December 31, 2006               Shares          Amount
---------------------------------------------------------
Shares sold................    2,628,990     $ 17,072,832

Shares issued to
  shareholders in
  reinvestment of dividends
  and distributions........    3,367,429        9,974,322
                              ----------     ------------

Total issued...............    5,996,419       27,047,154

Shares redeemed............   (6,755,328)     (40,246,555)
                              ----------     ------------

Net decrease...............     (758,909)    $(13,199,401)
                              ==========     ============

---------------------------------------------------------


5.  SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2007. On November 21, 2007, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

6.  DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2007 and December 31, 2006 was as follows:

--------------------------------------------------------
                              12/31/2007      12/31/2006
--------------------------------------------------------
Distributions paid from:

  Ordinary income.........   $18,548,528     $44,698,754

  Net long-term capital
     gains................    47,421,764      45,558,439
                             -----------     -----------

Total taxable
  distributions...........   $65,970,292     $90,257,193
                             ===========     ===========

--------------------------------------------------------


  As of December 31, 2007, the components of accumulated losses on a tax basis were as follows:

-------------------------------------------------

Undistributed ordinary
  income--net.....................   $  5,117,208
Undistributed long-term capital
  gains--net......................      2,558,412
                                     ------------
Total undistributed earnings--net       7,675,620
Unrealized losses--net............    (41,349,518)*
                                     ------------
Total accumulated losses--net.....   $(33,673,898)
                                     ============

-------------------------------------------------


* The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Value Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
BLACKROCK VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Value Opportunities V.I. Fund, one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Value Opportunities V.I. Fund of BlackRock Variable Series Funds, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2008

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors

--------------------------------------------------------------------------------


NON-INTERESTED DIRECTORS*
-----------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 BLACKROCK-
                                      LENGTH                                      ADVISED
                       POSITION(S)      OF                                       FUNDS AND
 NAME, ADDRESS AND        HELD         TIME        PRINCIPAL OCCUPATION(S)       PORTFOLIOS          PUBLIC
   YEAR OF BIRTH        WITH FUND     SERVED       DURING PAST FIVE YEARS         OVERSEEN        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
James H. Bodurtha       Director     2002 to    Director, The China Business      37 Funds            None
40 East 52nd Street                  present    Group, Inc. since 1996 and     99 Portfolios
New York, NY 10022                              Executive Vice President
1944                                            thereof from 1996 to 2003;
                                                Chairman of the Board,
                                                Berkshire Holding
                                                Corporation since 1980;
                                                Partner, Squire, Sanders &
                                                Dempsey (a law firm) from
                                                1980 to 1993.

-----------------------------------------------------------------------------------------------------------------
Bruce R. Bond           Director     2007 to    Trustee and member of the         37 Funds
40 East 52nd Street                  present    Governance Committee, State    99 Portfolios
New York, NY 10022                              Street Research mutual funds
1946                                            ("SSR Funds") from 1997 to
                                                2005; Board Member of
                                                Governance, Audit and
                                                Finance Committee of Avaya
                                                Inc. (information
                                                technology) from 2003 to
                                                2007.
-----------------------------------------------------------------------------------------------------------------
Donald W. Burton        Director     2007 to    Managing General Partner of       37 Funds        Knology, Inc.
40 East 52nd Street                  present    The Burton Partnership,        99 Portfolios     (telecommunica-
New York, NY 10022                              Limited Partnership (an                              tions);
1944                                            investment partnership)                         Capital Southwest
                                                since 1979; Managing General                       (financial)
                                                Partner of The South
                                                Atlantic Venture Funds since
                                                1983; Member of the
                                                Investment Advisory Council
                                                of the Florida State Board
                                                of Administration since
                                                2001.
-----------------------------------------------------------------------------------------------------------------
Honorable Stuart E.     Director     2007 to    Partner and Head of               37 Funds       UPS Corporation
Eizenstat                            present    International Practice,        99 Portfolios
40 East 52nd Street                             Covington and Burling (law
New York, NY 10022                              firm) since 2001; Deputy
1943                                            Secretary of the Treasury
                                                from 1999 to 2001; Under
                                                Secretary of State for
                                                Economic, Business and
                                                Agricultural Affairs from
                                                1997 to 1999; Under
                                                Secretary of Commerce for
                                                International Trade from
                                                1996 to 1997; U.S.
                                                Ambassador to the European
                                                Union from 1993 to 1996.
-----------------------------------------------------------------------------------------------------------------
Kenneth A. Froot        Director     2005 to    Professor, Harvard                37 Funds            None
40 East 52nd Street                  present    University since 1992;         99 Portfolios
New York, NY 10022                              Professor, Massachusetts
1957                                            Institute of Technology from
                                                1986 to 1992.
-----------------------------------------------------------------------------------------------------------------
Robert M. Hernandez     Director,    2007 to    USX Corporation, (a               37 Funds         ACE Limited
40 East 52nd Street    Chairman of   present    diversified company            99 Portfolios       (insurance
New York, NY 10022    the Board of              principally engaged in                          company); Eastman
1944                    Directors               energy and steel                                Chemical Company;
                       and Member               businesses); Director from                      RTI International
                      of the Audit              1991 to 2001; Vice Chairman                       Metals, Inc.
                       Committee                and Chief Financial Officer                      (metals); TYCO
                                                from 1994 to 2001; Executive                       Electronics
                                                Vice President - Accounting                       (electronics)
                                                and Finance and Chief
                                                Financial Officer from 1991
                                                to 1994.
-----------------------------------------------------------------------------------------------------------------


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS* (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 BLACKROCK-
                                      LENGTH                                      ADVISED
                       POSITION(S)      OF                                       FUNDS AND
 NAME, ADDRESS AND        HELD         TIME        PRINCIPAL OCCUPATION(S)       PORTFOLIOS          PUBLIC
   YEAR OF BIRTH        WITH FUND     SERVED       DURING PAST FIVE YEARS         OVERSEEN        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
John F. O'Brien         Director     2007 to    President and Chief               37 Funds      Cabot Corporation
40 East 52nd Street                  present    Executive Officer of           99 Portfolios    (chemicals); LKQ
New York, NY 10022                              Allmerica Financial                             Corporation (auto
1943                                            Corporation (financial                                parts
                                                services holding company)                        manufacturing);
                                                from 1995 to 2002 and                            TJX Companies,
                                                Director from 1995 to 2003;                      Inc. (retailer)
                                                President of Allmerica
                                                Investment Management Co.,
                                                Inc. (investment adviser)
                                                from 1989 to 2002, Director
                                                from 1989 to 2002 and
                                                Chairman of the Board from
                                                1989 to 1990; President,
                                                Chief Executive Officer and
                                                Director of First Allmerica
                                                Financial Life Insurance
                                                Company from 1989 to 2002
                                                and Director of various
                                                other Allmerica Financial
                                                companies until 2002;
                                                Director from 1989 to 2006,
                                                Member of the Governance
                                                Nominating Committee from
                                                2004 to 2006, Member of the
                                                Compensation Committee from
                                                1989 to 2006 and Member of
                                                the Audit Committee from
                                                1990 to 2004 of ABIOMED;
                                                Director, Member of the
                                                Governance and Nomination
                                                Committee and Member of the
                                                Audit Committee of Cabot
                                                Corporation since 1990;
                                                Director and Member of the
                                                Audit Committee and
                                                Compensation Committee of
                                                LKQ Corporation since 2003;
                                                Lead Director of TJX
                                                Companies, Inc. since 1996;
                                                Trustee of the Woods Hole
                                                Oceanographic Institute
                                                since 2003. Director,
                                                Ameresco, Inc. since 2006.
                                                Director, Boston Lyric Opera
                                                since 2002.

-----------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo     Director     2002 to    Shareholder, Modrall,             37 Funds            None
40 East 52nd Street                  present    Sperling, Roehl, Harris &      99 Portfolios
New York, NY 10022                              Sisk, P.A. since 1993;
1942                                            President, American Bar
                                                Association from 1995 to
                                                1996 and Member of the Board
                                                of Governors thereof from
                                                1994 to 1997; Shareholder,
                                                Poole, Kelly and Ramo,
                                                Attorneys at Law P.C. from
                                                1977 to 1993; Director of
                                                ECMC Group (service provider
                                                to students, schools and
                                                lenders) since 2001;
                                                Director, United New Mexico
                                                Bank (now Wells Fargo) from
                                                1983 to 1988; Director,
                                                First National Bank of New
                                                Mexico (now Wells Fargo)
                                                from 1975 to 1976; Vice
                                                President, American Law
                                                Institute from 2004 to 2007
                                                and President elect thereof
                                                since 2007.
-----------------------------------------------------------------------------------------------------------------


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)

--------------------------------------------------------------------------------

NON-INTERESTED DIRECTORS* (CONCLUDED)
-----------------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF
                                                                                 BLACKROCK-
                                      LENGTH                                      ADVISED
                       POSITION(S)      OF                                       FUNDS AND
 NAME, ADDRESS AND        HELD         TIME        PRINCIPAL OCCUPATION(S)       PORTFOLIOS          PUBLIC
   YEAR OF BIRTH        WITH FUND     SERVED       DURING PAST FIVE YEARS         OVERSEEN        DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------
Jean Margo Reid         Director     2007 to    Self-employed consultant          37 Funds            None
40 East 52nd Street                  present    since 2001; Counsel of         99 Portfolios
New York, NY 10022                              Alliance Capital Management
1945                                            (investment adviser) in
                                                2000; General Counsel,
                                                Director and Secretary of
                                                Sanford C. Bernstein & Co.,
                                                Inc. (investment
                                                adviser/broker-dealer) from
                                                1997 to 2000; Secretary,
                                                Sanford C. Bernstein Fund,
                                                Inc. from 1994 to 2000;
                                                Director and Secretary of
                                                SCB, Inc. since 1998;
                                                Director and Secretary of
                                                SCB Partners, Inc. since
                                                2000; and Director of
                                                Covenant House from 2001 to
                                                2004.

-----------------------------------------------------------------------------------------------------------------
David H. Walsh          Director     2007 to    Director, Ruckleshaus             37 Funds            None
40 East 52nd Street                  present    Institute and Haub School of   99 Portfolios
New York, NY 10022                              Natural Resources at the
1941                                            University of Wyoming since
                                                2006; Consultant with Putnam
                                                Investments from 1993 to
                                                2003, and employed in
                                                various capacities therewith
                                                from 1973 to 1992; Director,
                                                Massachusetts Audubon
                                                Society from 1990 to 1997;
                                                Director, The National
                                                Audubon Society from 1998 to
                                                2005; Director, The American
                                                Museum of Fly Fishing since
                                                1997.
-----------------------------------------------------------------------------------------------------------------
Fred G. Weiss         Director and   2007 to    Managing Director of FGW          37 Funds           Watson
40 East 52nd Street   Chairman  of   present    Associates since 1997; Board   99 Portfolios     Pharmaceutical
New York, NY 10022      the Audit               member of certain BlackRock-                          Inc.
1941                    Committee               advised funds since 1998;                        (pharmaceutical
                                                Vice President, Planning,                           company).
                                                Investment and Development
                                                of Warner Lambert Co. from
                                                1979 to 1997; Director of
                                                Michael J. Fox Foundation
                                                for Parkinson's Research
                                                since 2000; Director, Watson
                                                Pharmaceutical, Inc.
                                                (pharmaceutical company)
                                                since 1999; Director of
                                                Osmotica Holdings Corp. (a
                                                drug delivery technology
                                                company) since 2003;
                                                Director of KIMC
                                                Investments, Inc. dba
                                                MedVance Institute (a chain
                                                of for-profit allied health
                                                training schools) since
                                                2003.
-----------------------------------------------------------------------------------------------------------------
Richard R. West       Director and   2007 to    Professor of Finance from         37 Funds      Bowne & Co., Inc.
40 East 52nd Street     Member of    present    1984 to 1995, Dean from 1984   99 Portfolios       (financial
New York, NY 10022      the Audit               to 1993 and since 1995 Dean                    printers); Vornado
1938                    Committee               Emeritus of New York                           Realty Trust (real
                                                University's Leonard N.                         estate company);
                                                Stern School of Business                        Alexander's, Inc.
                                                Administration.                                   (real estate
                                                                                                    company)
-----------------------------------------------------------------------------------------------------------------


* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)

--------------------------------------------------------------------------------

INTERESTED DIRECTORS*
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER OF
                                                                                                    BLACKROCK-
                                                                                                      ADVISED
                                                                                                     FUNDS AND
 NAME, ADDRESS AND    POSITION(S) HELD       LENGTH OF            PRINCIPAL OCCUPATION(S)           PORTFOLIOS          PUBLIC
   YEAR OF BIRTH          WITH FUND         TIME SERVED            DURING PAST FIVE YEARS            OVERSEEN       DIRECTORSHIPS
---------------------------------------------------------------------------------------------------------------------------------
Richard S. Davis          Director        2007 to present    Managing Director, BlackRock,           184 Funds           None
40 East 52nd                                                 Inc. since 2005; Chief Executive     289 Portfolios
Street                                                       Officer, State Street Research &
New York, NY 10022                                           Management Company from 2000 to
1945                                                         2005; Chairman of the Board of
                                                             Trustees, State Street Research
                                                             mutual funds ("SSR Funds") from
                                                             2000 to 2005; Senior Vice
                                                             President, Metropolitan Life
                                                             Insurance Company from 1999 to
                                                             2000; Chairman SSR Realty from
                                                             2000 to 2004.

---------------------------------------------------------------------------------------------------------------------------------
Laurence D. Fink          Director        2007 to present    Chairman and Chief Executive            37 Funds,           None
40 East 52nd                                                 Officer of BlackRock, Inc. since      99 Portfolios
Street                                                       its formation in 1998 and of
New York, NY 10022                                           BlackRock, Inc.'s predecessor
1952                                                         entities since 1988; Chairman of
                                                             the Executive and Management
                                                             Committees; formerly, Managing
                                                             Director of the First Boston
                                                             Corporation, Member of its
                                                             Management Committee, Co-head of
                                                             its Taxable Fixed Income Division
                                                             and Head of its Mortgage and Real
                                                             Estate Products Group; Chairman
                                                             of the Board of several of
                                                             BlackRock's alternative
                                                             investment vehicles; Director of
                                                             several of BlackRock's offshore
                                                             funds; Member of the Board of
                                                             Trustees of New York University,
                                                             Chair of the Financial Affairs
                                                             Committee and a member of the
                                                             Executive Committee, the Ad Hoc
                                                             Committee on Board Governance,
                                                             and the Committee on Trustees;
                                                             Co-Chairman of the NYU Hospitals
                                                             Center Board of Trustees,
                                                             Chairman of the
                                                             Development/Trustee Stewardship
                                                             Committee and Chairman of the
                                                             Finance Committee; Trustee of The
                                                             Boys' Club of New York.
---------------------------------------------------------------------------------------------------------------------------------
Henry Gabbay              Director        2007 to present    Consultant, BlackRock, Inc. since       183 Funds           None
40 East 52nd                                                 2007; Managing Director,             288 Portfolios
Street                                                       BlackRock, Inc. from 1989 to
New York, NY 10022                                           2007; Chief Administrative
1947                                                         Officer, BlackRock Advisors, LLC
                                                             from 1998 to 2007; President of
                                                             BlackRock Funds and BlackRock
                                                             Bond Allocation Target Shares
                                                             from 2005 to 2007; Treasurer of
                                                             certain closed-end funds in the
                                                             Fund complex from 1989 to 2006.
---------------------------------------------------------------------------------------------------------------------------------


* Messrs. Davis, Fink and Gabbay are all "interested persons," as defined in the Investment Company Act of 1940, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)

--------------------------------------------------------------------------------

ADVISORY BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                                                                  BLACKROCK-
                                                                                                   ADVISED
                                                                                                  FUNDS AND
 NAME, ADDRESS AND    POSITION(S) HELD     LENGTH OF           PRINCIPAL OCCUPATION(S)            PORTFOLIOS         PUBLIC
   YEAR OF BIRTH          WITH FUND       TIME SERVED           DURING PAST FIVE YEARS             OVERSEEN      DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Joe Grills*             Member of the         2007       Member of the Committee of                37 Funds       Kimco Realty
40 East 52nd           Advisory Board                    Investment of Employee Benefit         99 Portfolios     Corporation
Street                                                   Assets of the Association of
New York, NY 10022                                       Financial Professionals ("CIEBA")
1935                                                     since 1986; Member of CIEBA's
                                                         Executive Committee since 1988 and
                                                         its Chairman from 1991 to 1992;
                                                         Assistant Treasurer of
                                                         International Business Machines
                                                         Corporation ("IBM") and Chief
                                                         Investment Officer of IBM
                                                         Retirement Funds from 1986 to 1993;
                                                         Member of the Investment Advisory
                                                         Committee of the State of New York
                                                         Common Retirement Fund from 1989 to
                                                         2006; Member of the Investment
                                                         Advisory Committee of the Howard
                                                         Hughes Medical Institute from 1997
                                                         to 2000; Director, Duke University
                                                         Management Company from 1992 to
                                                         2004, Vice Chairman thereof from
                                                         1998 to 2004, and Director Emeritus
                                                         thereof since 2004; Director,
                                                         LaSalle Street Fund from 1995 to
                                                         2001; Director, Kimco Realty
                                                         Corporation since 1997; Member of
                                                         the Investment Advisory Committee
                                                         of the Virginia Retirement System
                                                         since 1998, Vice Chairman thereof
                                                         from 2002 to 2005, and Chairman
                                                         thereof since 2005; Director,
                                                         Montpelier Foundation since 1998,
                                                         its Vice Chairman from 2000 to
                                                         2006, and Chairman, thereof, since
                                                         2006; Member of the Investment
                                                         Committee of the Woodberry Forest
                                                         School since 2000; Member of the
                                                         Investment Committee of the
                                                         National Trust for Historic
                                                         Preservation since 2000.

------------------------------------------------------------------------------------------------------------------------------


* Joe Grills resigned from the Advisory Board of the Fund, effective December 31, 2007.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Officers and Directors (concluded)

--------------------------------------------------------------------------------

FUND OFFICERS
---------------------------------------------------------------------------------------------------------
                              POSITION(S)
   NAME, ADDRESS AND              HELD                                     PRINCIPAL OCCUPATION(S) DURING
      YEAR OF BIRTH            WITH FUND        LENGTH OF TIME SERVED*              PAST 5 YEARS
---------------------------------------------------------------------------------------------------------

Donald C. Burke             Fund President          2007 to present        Managing Director of
40 East 52nd Street         and Chief                                      BlackRock, Inc. since 2006;
New York, NY 10022          Executive                                      Formerly Managing Director of
1960                        Officer                                        Merrill Lynch Investment
                                                                           Managers, L.P. ("MLIM") and
                                                                           Fund Asset Management, L.P.
                                                                           ("FAM") in 2006; First Vice
                                                                           President thereof from 1997 to
                                                                           2005; Treasurer thereof from
                                                                           1999 to 2006 and Vice
                                                                           President thereof from 1990 to
                                                                           1997.

---------------------------------------------------------------------------------------------------------

Anne F. Ackerley            Vice President          2007 to present        Managing Director of
40 East 52nd Street                                                        BlackRock, Inc. since 2000 and
New York, NY 10022                                                         First Vice President and Chief
1962                                                                       Operating Officer of Mergers
                                                                           and Acquisitions Group from
                                                                           1997 to 2000; First Vice
                                                                           President and Chief Operating
                                                                           Officer of Public Finance
                                                                           Group thereof from 1995 to
                                                                           1997; First Vice President of
                                                                           Emerging Markets Fixed Income
                                                                           Research of Merrill Lynch &
                                                                           Co., Inc. from 1994 to 1995.
---------------------------------------------------------------------------------------------------------

Neal J. Andrews             Chief Financial         2007 to present        Managing Director of
40 East 52nd Street         Officer                                        BlackRock, Inc. since 2006;
New York, NY 10022                                                         Formerly Senior Vice President
1966                                                                       and Line of Business Head of
                                                                           Fund Accounting and
                                                                           Administration at PFPC Inc.
                                                                           from 1992 to 2006.
---------------------------------------------------------------------------------------------------------

Jay M. Fife                 Treasurer               2007 to present        Managing Director of
40 East 52nd Street                                                        BlackRock, Inc. since 2007 and
New York, NY 10022                                                         Director in 2006; Formerly
1970                                                                       Assistant Treasurer of the
                                                                           MLIM/FAM advised funds from
                                                                           2005 to 2006; Director of MLIM
                                                                           Fund Services Group from 2001
                                                                           to 2006.
---------------------------------------------------------------------------------------------------------

Brian P. Kindelan           Chief                   2007 to present        Chief Compliance Officer of
40 East 52nd Street         Compliance                                     the Funds since 2007; Managing
New York, NY 10022          Officer                                        Director and Senior Counsel
1959                                                                       thereof since 2005; Director
                                                                           and Senior Counsel of
                                                                           BlackRock Advisors, Inc. from
                                                                           2001 to 2004 and Vice
                                                                           President and Senior Counsel,
                                                                           thereof from 1998 to 2000;
                                                                           Senior Counsel of PNC Bank
                                                                           Corp. from 1995 to 1998.
---------------------------------------------------------------------------------------------------------

Howard Surloff              Secretary               2007 to present        Managing Director of
40 East 52nd Street                                                        BlackRock, Inc. and  General
New York, NY 10022                                                         Counsel of U.S. Funds at
1965                                                                       BlackRock, Inc. since 2006;
                                                                           Formerly General Counsel
                                                                           (U.S.) of Goldman Sachs Asset
                                                                           Management, L.P. from 1993 to
                                                                           2006.
---------------------------------------------------------------------------------------------------------


* Officers of the Fund serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------
Further information about the Funds' Officers and Directors is available in the Funds' Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Custodian & Transfer Agent

--------------------------------------------------------------------------------

CUSTODIAN
For all Funds except BlackRock Global Allocation
V.I. Fund, BlackRock International Value V.I. Fund and BlackRock Large Cap Growth V.I. Fund:

The Bank of New York Mellon
New York, NY 10286

For BlackRock Global Allocation V.I. Fund,
BlackRock International Value V.I. Fund and
BlackRock Large Cap Growth V.I. Fund:

Brown Brothers Harriman & Co.
Boston, MA 02109-3661


TRANSFER AGENT
PFPC Inc.
Wilmington, DE 19809

ACCOUNTING AGENT
State Street Bank and Trust Company
Princeton, NJ 08540

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Princeton, NJ 08540

LEGAL COUNSEL
Willkie, Farr & Gallagher LLP
New York, NY 10019

PRINCIPAL OFFICE OF THE FUNDS
100 Bellevue Parkway
Wilmington, DE 19809

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments

--------------------------------------------------------------------------------

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

--------------------------------------------------------------------------------
BLACKROCK VARIABLE SERIES FUNDS, INC.
BlackRock Privacy Principles

--------------------------------------------------------------------------------

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

  This report is only for distribution to shareholders of the Funds of BlackRock Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the BlackRock Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

  A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) on www.blackrock.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

                                                                    #16897-12/07

--------------------------------------------------------------------------------

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

         Robert M. Hernandez (term began, effective November 1, 2007) Joe Grills (not reappointed to the Audit Committee, effective November 1, 2007) Robert S. Salomon, Jr. (term ended, effective November 1, 2007) Fred G. Weiss (term began, effective November 1, 2007) Richard R. West (term began, effective November 1, 2007)

         Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 - Principal Accountant Fees and Services

                                                 (B) AUDIT-                                   (D) ALL
                         (A) AUDIT FEES       RELATED FEES(1)       (C) TAX FEES(2)        OTHER FEES(3)
                      -------------------   -------------------   -------------------   -------------------
                       CURRENT   PREVIOUS    CURRENT   PREVIOUS    CURRENT   PREVIOUS    CURRENT   PREVIOUS
                       FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL     FISCAL
    ENTITY NAME       YEAR END   YEAR END   YEAR END   YEAR END   YEAR END   YEAR END   YEAR END   YEAR END
-------------------   --------   --------   --------   --------   --------   --------   --------   --------
BlackRock Balanced
Capital V.I. Fund      $22,000    $22,000      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock Basic
Value V.I. Fund        $37,500    $37,500      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock
Fundamental Growth
V.I. Fund              $22,800    $22,800      $0         $0       $11,329    $ 8,796    $1,042       $0

BlackRock Global
Allocation V.I.
Fund                   $37,800    $37,800      $0         $0       $12,763    $16,803    $1,042       $0

BlackRock Global
Growth V.I. Fund       $26,000    $26,000      $0         $0       $12,592    $ 8,693    $1,042       $0

BlackRock
Government Income
V.I. Fund              $26,400    $26,400      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock High
Income V.I. Fund       $31,000    $31,000      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock
International
Value V.I. Fund        $28,300    $28,300      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock Large
Cap Core V.I. Fund     $30,500    $30,500      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock Large
Cap Growth V.I.
Fund                   $22,500    $22,500      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock Large
Cap Value V.I. Fund    $22,500    $22,500      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock Money
Market V.I. Fund       $23,400    $23,400      $0         $0       $ 8,100    $ 8,000    $  743       $0

BlackRock S&P 500
V.I. Fund              $30,400    $30,400      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock Total
Return V.I. Fund       $28,400    $28,400      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock
Utilities and
Telecommunications
V.I. Fund              $28,400    $28,400      $0         $0       $ 8,100    $ 8,000    $1,042       $0

BlackRock Value
Opportunities V.I.
Fund                   $21,300    $21,300      $0         $0       $ 8,100    $ 8,000    $1,042       $0

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

         (e)(1) Audit Committee Pre-Approval Policies and Procedures:

              The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) Not Applicable

         (g) Affiliates' Aggregate Non-Audit Fees:

         Note: the following table does not include the aggregate non-audit fees of each Series, as presented above in Item 4(b) through Item 4(d).

                            CURRENT FISCAL   PREVIOUS FISCAL
        ENTITY NAME            YEAR END          YEAR END
-------------------------   --------------   ---------------
BlackRock Variable Series
Funds, Inc.                    $284,500         $3,071,450

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - BlackRock S&P 500 V.I. Fund - Attached hereto

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
AEROSPACE & DEFENSE - 2.8%             17,028   Boeing Co.                                      $  1,489,269
                                        9,028   General Dynamics Corp.                               803,402
                                        2,963   Goodrich Corp.                                       209,217
                                       16,163   Honeywell International, Inc.                        995,156
                                        2,729   L-3 Communications Holdings, Inc.                    289,110
                                        7,533   Lockheed Martin Corp.                                792,924
                                        7,240   Northrop Grumman Corp.                               569,354
                                        3,100   Precision Castparts Corp.                            429,970
                                        9,246   Raytheon Co.                                         561,232
                                        3,783   Rockwell Collins, Inc.                               272,263
                                       21,764   United Technologies Corp.                          1,665,817
                                                                                                ------------
                                                                                                   8,077,714
                                                                                                ------------
AIR FREIGHT & LOGISTICS - 0.9%          4,000   C.H. Robinson Worldwide, Inc.                        216,480
                                        5,000   Expeditors International Washington, Inc.            223,400
                                        6,655   FedEx Corp.                                          593,426
                                       23,100   United Parcel Service, Inc. Class B                1,633,632
                                                                                                ------------
                                                                                                   2,666,938
                                                                                                ------------
AIRLINES - 0.1%                        16,275   Southwest Airlines Co.                               198,555
                                                                                                ------------
AUTO COMPONENTS - 0.2%                  5,134   The Goodyear Tire & Rubber Co. (a)                   144,881
                                       13,238   Johnson Controls, Inc.                               477,098
                                                                                                ------------
                                                                                                     621,979
                                                                                                ------------
AUTOMOBILES - 0.3%                     46,871   Ford Motor Co. (a)                                   315,442
                                       12,783   General Motors Corp.                                 318,169
                                        5,552   Harley-Davidson, Inc.                                259,334
                                                                                                ------------
                                                                                                     892,945
                                                                                                ------------
BEVERAGES - 2.4%                       15,831   Anheuser-Busch Cos., Inc.                            828,595
                                        2,118   Brown-Forman Corp. Class B                           156,965
                                       43,796   The Coca-Cola Co.                                  2,687,761
                                        6,837   Coca-Cola Enterprises, Inc.                          177,967
                                        4,700   Constellation Brands, Inc. Class A (a)               111,108
                                        2,882   Molson Coors Brewing Co. Class B                     148,769
                                        3,404   Pepsi Bottling Group, Inc.                           134,322
                                       35,439   PepsiCo, Inc.                                      2,689,820
                                                                                                ------------
                                                                                                   6,935,307
                                                                                                ------------
BIOTECHNOLOGY - 1.1%                   23,723   Amgen, Inc. (a)                                    1,101,696
                                        6,326   Biogen Idec, Inc. (a)                                360,076
                                        8,400   Celgene Corp. (a)                                    388,164
                                        5,700   Genzyme Corp. (a)                                    424,308
                                       20,700   Gilead Sciences, Inc. (a)                            952,407
                                                                                                ------------
                                                                                                   3,226,651
                                                                                                ------------
BUILDING PRODUCTS - 0.1%                8,651   Masco Corp.                                          186,948
                                        3,600   Trane, Inc.                                          168,156
                                                                                                ------------
                                                                                                     355,104
                                                                                                ------------
CAPITAL MARKETS - 3.4%                  4,200   American Capital Strategies Ltd. (d)                 138,432
                                        5,195   Ameriprise Financial, Inc.                           286,296
                                       25,067   The Bank of New York Mellon Corp.                  1,222,267
                                        2,453   The Bear Stearns Cos., Inc.                          216,477
                                       21,065   The Charles Schwab Corp.                             538,211
                                        6,600   E*Trade Financial Corp. (a) (d)                       23,430

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                        2,200   Federated Investors, Inc. Class B               $     90,552
                                        3,622   Franklin Resources, Inc.                             414,465
                                        8,800   The Goldman Sachs Group, Inc.                      1,892,440
                                        3,611   Janus Capital Group, Inc.                            118,621
                                        2,800   Legg Mason, Inc.                                     204,820
                                       11,500   Lehman Brothers Holdings, Inc.                       752,560
                                       18,879   Merrill Lynch & Co., Inc. (b)                      1,013,425
                                       23,563   Morgan Stanley                                     1,251,431
                                        4,001   Northern Trust Corp.                                 306,397
                                        8,393   State Street Corp.                                   681,512
                                        5,986   T. Rowe Price Group, Inc.                            364,428
                                                                                                ------------
                                                                                                   9,515,764
                                                                                                ------------
CHEMICALS - 1.8%                        4,589   Air Products & Chemicals, Inc.                       452,613
                                        1,291   Ashland, Inc.                                         61,232
                                       20,436   The Dow Chemical Co.                                 805,587
                                       19,496   E.I. du Pont de Nemours & Co.                        859,579
                                        1,758   Eastman Chemical Co.                                 107,396
                                        4,176   Ecolab, Inc.                                         213,853
                                        2,676   Hercules, Inc.                                        51,781
                                        2,099   International Flavors & Fragrances, Inc.             101,025
                                       12,034   Monsanto Co.                                       1,344,077
                                        3,543   PPG Industries, Inc.                                 248,825
                                        7,154   Praxair, Inc.                                        634,631
                                        2,988   Rohm & Haas Co.                                      158,573
                                        3,134   Sigma-Aldrich Corp.                                  171,116
                                                                                                ------------
                                                                                                   5,210,288
                                                                                                ------------
COMMERCIAL BANKS - 3.0%                12,296   BB&T Corp.                                           377,118
                                        2,926   Comerica, Inc.                                       127,369
                                        4,100   Commerce Bancorp, Inc.                               156,374
                                       11,119   Fifth Third Bancorp                                  279,420
                                        2,400   First Horizon National Corp. (d)                      43,560
                                        8,705   Huntington Bancshares, Inc.                          128,486
                                        9,203   KeyCorp                                              215,810
                                        1,800   M&T Bank Corp.                                       146,826
                                        5,600   Marshall & Ilsley Corp.                              148,288
                                       14,025   National City Corp.                                  230,852
                                        7,664   The PNC Financial Services Group, Inc. (b)           503,142
                                       15,893   Regions Financial Corp.                              375,869
                                        7,496   SunTrust Banks, Inc.                                 468,425
                                       37,504   U.S. Bancorp                                       1,190,377
                                       43,584   Wachovia Corp.                                     1,657,500
                                       74,306   Wells Fargo & Co.                                  2,243,298
                                        2,124   Zions Bancorporation                                  99,170
                                                                                                ------------
                                                                                                   8,391,884
                                                                                                ------------
COMMERCIAL SERVICES &                   6,294   Allied Waste Industries, Inc. (a)                     69,360
   SUPPLIES - 0.5%                      2,467   Avery Dennison Corp.                                 131,096
                                        3,236   Cintas Corp.                                         108,794
                                        3,179   Equifax, Inc.                                        115,588
                                        2,771   Monster Worldwide, Inc. (a)                           89,780
                                        5,115   Pitney Bowes, Inc.                                   194,575

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                        5,044   R.R. Donnelley & Sons Co.                       $    190,361
                                        3,886   Robert Half International, Inc.                      105,077
                                       10,710   Waste Management, Inc.                               349,896
                                                                                                ------------
                                                                                                   1,354,527
                                                                                                ------------
COMMUNICATIONS EQUIPMENT - 2.5%         1,614   Ciena Corp. (a)                                       55,054
                                      133,915   Cisco Systems, Inc. (a)                            3,625,079
                                       35,058   Corning, Inc.                                        841,041
                                        4,234   JDS Uniphase Corp. (a)                                56,312
                                       11,200   Juniper Networks, Inc. (a)                           371,840
                                       49,536   Motorola, Inc.                                       794,557
                                       36,068   QUALCOMM, Inc.                                     1,419,276
                                        8,833   Tellabs, Inc. (a)                                     57,768
                                                                                                ------------
                                                                                                   7,220,927
                                                                                                ------------
COMPUTERS & PERIPHERALS - 4.6%         19,290   Apple Inc. (a)                                     3,820,963
                                       49,376   Dell, Inc. (a)                                     1,210,206
                                       45,704   EMC Corp.                                            846,895
                                       57,043   Hewlett-Packard Co.                                2,879,531
                                       30,334   International Business Machines Corp.              3,279,105
                                        2,307   Lexmark International, Inc. Class A (a)               80,422
                                        7,265   Network Appliance, Inc. (a)                          181,334
                                        2,586   QLogic Corp. (a)                                      36,721
                                        4,800   SanDisk Corp. (a)                                    159,216
                                       17,778   Sun Microsystems, Inc. (a)                           322,315
                                        4,200   Teradata Corp. (a)                                   115,122
                                                                                                ------------
                                                                                                  12,931,830
                                                                                                ------------
CONSTRUCTION &                          1,874   Fluor Corp.                                          273,079
   ENGINEERING - 0.2%                   2,600   Jacobs Engineering Group, Inc. (a)                   248,586
                                                                                                ------------
                                                                                                     521,665
                                                                                                ------------
CONSTRUCTION MATERIALS - 0.1%           2,250   Vulcan Materials Co.                                 177,953
                                                                                                ------------
CONSUMER FINANCE - 0.7%                25,778   American Express Co.                               1,340,972
                                        8,832   Capital One Financial Corp.                          417,400
                                       10,981   Discover Financial Services                          165,593
                                        9,223   SLM Corp.                                            185,751
                                                                                                ------------
                                                                                                   2,109,716
                                                                                                ------------
CONTAINERS & PACKAGING - 0.1%           2,536   Ball Corp.                                           114,120
                                        2,156   Bemis Co.                                             59,031
                                        3,267   Pactiv Corp. (a)                                      87,000
                                        3,820   Sealed Air Corp.                                      88,395
                                                                                                ------------
                                                                                                     348,546
                                                                                                ------------
DISTRIBUTORS - 0.1%                     4,038   Genuine Parts Co.                                    186,959
                                                                                                ------------
DIVERSIFIED CONSUMER                    3,100   Apollo Group, Inc. Class A (a)                       217,465
   SERVICES - 0.1%                      6,962   H&R Block, Inc.                                      129,284
                                                                                                ------------
                                                                                                     346,749
                                                                                                ------------
DIVERSIFIED FINANCIAL                  98,069   Bank of America Corp.                              4,046,327
   SERVICES - 4.4%                      4,200   CIT Group, Inc.                                      100,926
                                        1,185   CME Group, Inc.                                      812,910
                                      110,351   Citigroup, Inc.                                    3,248,733
                                        1,600   IntercontinentalExchange, Inc. (a)                   308,000
                                       74,268   JPMorgan Chase & Co.                               3,241,798

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                        3,800   Leucadia National Corp.                         $    178,980
                                        4,504   Moody's Corp.                                        160,793
                                        5,700   NYSE Euronext                                        500,289
                                                                                                ------------
                                                                                                  12,598,756
                                                                                                ------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES - 3.2%                    133,902   AT&T Inc.                                          5,564,966
                                        2,802   CenturyTel, Inc.                                     116,171
                                        8,303   Citizens Communications Co.                          105,697
                                        3,184   Embarq Corp.                                         157,704
                                       35,696   Qwest Communications International Inc.              250,229
                                       63,618   Verizon Communications, Inc.                       2,779,470
                                        9,902   Windstream Corp.                                     128,924
                                                                                                ------------
                                                                                                   9,103,161
                                                                                                ------------
ELECTRIC UTILITIES - 2.1%               3,522   Allegheny Energy, Inc.                               224,034
                                        8,818   American Electric Power Co., Inc.                    410,566
                                       28,231   Duke Energy Corp.                                    569,419
                                        7,396   Edison International                                 394,725
                                        4,172   Entergy Corp.                                        498,638
                                       14,378   Exelon Corp.                                       1,173,820
                                        8,714   FPL Group, Inc.                                      590,635
                                        6,488   FirstEnergy Corp.                                    469,342
                                        8,458   PPL Corp.                                            440,577
                                        4,500   Pepco Holdings, Inc.                                 131,985
                                        2,224   Pinnacle West Capital Corp.                           94,320
                                        6,029   Progress Energy, Inc.                                291,984
                                       16,318   The Southern Co.                                     632,323
                                                                                                ------------
                                                                                                   5,922,368
                                                                                                ------------
ELECTRICAL EQUIPMENT - 0.5%             4,230   Cooper Industries Ltd. Class A                       223,682
                                       17,550   Emerson Electric Co.                                 994,383
                                        3,483   Rockwell Automation, Inc.                            240,188
                                                                                                ------------
                                                                                                   1,458,253
                                                                                                ------------
ELECTRONIC EQUIPMENT &
   INSTRUMENTS - 0.3%                   8,762   Agilent Technologies, Inc. (a)                       321,916
                                        4,315   Jabil Circuit, Inc.                                   65,890
                                        3,563   Molex, Inc.                                           97,270
                                       11,190   Tyco Electronics Ltd.                                415,485
                                                                                                ------------
                                                                                                     900,561
                                                                                                ------------
ENERGY EQUIPMENT &
   SERVICES - 2.5%                      6,700   BJ Services Co.                                      162,542
                                        6,808   Baker Hughes, Inc.                                   552,129
                                        3,000   ENSCO International, Inc.                            178,860
                                       19,004   Halliburton Co.                                      720,442
                                        5,792   Nabors Industries Ltd. (a)                           158,643
                                        8,002   National Oilwell Varco, Inc. (a)                     587,827
                                        5,674   Noble Corp.                                          320,638
                                        2,735   Rowan Cos., Inc.                                     107,923
                                       26,490   Schlumberger Ltd.                                  2,605,821
                                        4,300   Smith International, Inc.                            317,555
                                        6,883   Transocean, Inc. (a)                                 985,301
                                        7,200   Weatherford International Ltd. (a)                   493,920
                                                                                                ------------
                                                                                                   7,191,601
                                                                                                ------------
FOOD & STAPLES RETAILING - 2.4%        32,466   CVS/Caremark Corp.                                 1,290,524
                                        9,405   Costco Wholesale Corp.                               656,093

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                       14,526   The Kroger Co.                                  $    387,989
                                        4,538   SUPERVALU INC.                                       170,266
                                       13,571   SYSCO Corp.                                          423,551
                                        9,347   Safeway, Inc.                                        319,761
                                       52,316   Wal-Mart Stores, Inc.                              2,486,579
                                       21,444   Walgreen Co.                                         816,588
                                        2,800   Whole Foods Market, Inc.                             114,240
                                                                                                ------------
                                                                                                   6,665,591
                                                                                                ------------
FOOD PRODUCTS - 1.5%                   13,882   Archer-Daniels-Midland Co.                           644,541
                                        4,793   Campbell Soup Co.                                    171,254
                                       10,632   ConAgra Foods, Inc.                                  252,935
                                        3,000   Dean Foods Co.                                        77,580
                                        7,208   General Mills, Inc.                                  410,856
                                        6,649   H.J. Heinz Co.                                       310,375
                                        3,548   The Hershey Co.                                      139,791
                                        5,789   Kellogg Co.                                          303,517
                                       33,571   Kraft Foods, Inc.                                  1,095,422
                                        3,200   McCormick & Co., Inc.                                121,312
                                       15,817   Sara Lee Corp.                                       254,021
                                        6,600   Tyson Foods, Inc. Class A                            101,178
                                        5,070   Wm. Wrigley Jr. Co.                                  296,849
                                                                                                ------------
                                                                                                   4,179,631
                                                                                                ------------
GAS UTILITIES - 0.2%                      729   Nicor, Inc.                                           30,873
                                        3,700   Questar Corp.                                        200,170
                                       13,965   Spectra Energy Corp.                                 360,576
                                                                                                ------------
                                                                                                     591,619
                                                                                                ------------
HEALTH CARE EQUIPMENT &
   SUPPLIES - 1.7%                     14,058   Baxter International, Inc.                           816,067
                                        5,188   Becton Dickinson & Co.                               433,613
                                       30,025   Boston Scientific Corp. (a)                          349,191
                                        2,154   C.R. Bard, Inc.                                      204,199
                                       11,290   Covidien Ltd.                                        500,034
                                        3,752   Hospira, Inc. (a)                                    159,985
                                       24,862   Medtronic, Inc.                                    1,249,813
                                        7,488   St. Jude Medical, Inc. (a)                           304,312
                                        5,396   Stryker Corp.                                        403,189
                                        3,000   Varian Medical Systems, Inc. (a)                     156,480
                                        5,016   Zimmer Holdings, Inc. (a)                            331,808
                                                                                                ------------
                                                                                                   4,908,691
                                                                                                ------------
HEALTH CARE PROVIDERS &
   SERVICES - 2.4%                     10,772   Aetna, Inc. (c)                                      621,868
                                        3,970   AmerisourceBergen Corp.                              178,134
                                        7,737   Cardinal Health, Inc.                                446,812
                                        5,889   Cigna Corp.                                          316,416
                                        3,350   Coventry Health Care, Inc. (a)                       198,488
                                        5,400   Express Scripts, Inc. (a)                            394,200
                                        3,757   Humana, Inc. (a)                                     282,940
                                        2,400   Laboratory Corp. of America Holdings (a)             181,272
                                        6,607   McKesson Corp.                                       432,825
                                        5,883   Medco Health Solutions, Inc. (a)                     596,536
                                        2,900   Patterson Cos., Inc. (a)                              98,455
                                        3,700   Quest Diagnostics, Inc.                              195,730

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                       11,512   Tenet Healthcare Corp. (a)                      $     58,481
                                       28,458   UnitedHealth Group, Inc.                           1,656,256
                                       12,404   WellPoint, Inc. (a)                                1,088,203
                                                                                                ------------
                                                                                                   6,746,616
                                                                                                ------------
HEALTH CARE TECHNOLOGY - 0.0%           4,714   IMS Health, Inc.                                     108,611
                                                                                                ------------
HOTELS, RESTAURANTS &                   9,273   Carnival Corp.                                       412,556
   LEISURE - 1.4%                       2,861   Darden Restaurants, Inc.                              79,278
                                        4,255   Harrah's Entertainment, Inc.                         377,631
                                        7,208   International Game Technology                        316,647
                                        6,966   Marriott International, Inc. Class A                 238,098
                                       26,072   McDonald's Corp.                                   1,535,902
                                       15,544   Starbucks Corp. (a)                                  318,186
                                        4,109   Starwood Hotels & Resorts Worldwide, Inc.            180,919
                                        2,119   Wendy's International, Inc.                           54,755
                                        4,165   Wyndham Worldwide Corp.                               98,127
                                       11,584   Yum! Brands, Inc.                                    443,320
                                                                                                ------------
                                                                                                   4,055,419
                                                                                                ------------
HOUSEHOLD DURABLES - 0.4%               1,485   Black & Decker Corp.                                 103,430
                                        2,372   Centex Corp.                                          59,917
                                        6,300   D.R. Horton, Inc.                                     82,971
                                        3,299   Fortune Brands, Inc.                                 238,716
                                        1,400   Harman International Industries, Inc.                103,194
                                        1,478   KB Home                                               31,925
                                        4,455   Leggett & Platt, Inc.                                 77,695
                                        2,550   Lennar Corp. Class A                                  45,620
                                        6,585   Newell Rubbermaid, Inc.                              170,420
                                        4,984   Pulte Homes, Inc.                                     52,531
                                        1,441   Snap-On, Inc.                                         69,514
                                        1,841   The Stanley Works                                     89,252
                                        1,613   Whirlpool Corp.                                      131,669
                                                                                                ------------
                                                                                                   1,256,854
                                                                                                ------------
HOUSEHOLD PRODUCTS - 2.4%               2,868   Clorox Co.                                           186,908
                                       10,985   Colgate-Palmolive Co.                                856,391
                                        9,121   Kimberly-Clark Corp.                                 632,450
                                       68,584   The Procter & Gamble Co.                           5,035,437
                                                                                                ------------
                                                                                                   6,711,186
                                                                                                ------------
IT SERVICES - 0.9%                      2,300   Affiliated Computer Services, Inc. Class A
                                                (a)                                                  103,730
                                       11,955   Automatic Data Processing, Inc.                      532,356
                                        6,600   Cognizant Technology Solutions Corp. (a)             224,004
                                        4,108   Computer Sciences Corp. (a)                          203,223
                                        3,334   Convergys Corp. (a)                                   54,878
                                       11,838   Electronic Data Systems Corp.                        245,402
                                        3,600   Fidelity National Information Services, Inc.         149,724
                                        3,655   Fiserv, Inc. (a)                                     202,816
                                        7,160   Paychex, Inc.                                        259,335
                                        4,500   Total System Services, Inc.                          126,000
                                        8,369   Unisys Corp. (a)                                      39,585
                                       16,908   The Western Union Co.                                410,526
                                                                                                ------------
                                                                                                   2,551,579

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                      VALUE
--------                             --------   -------------                                   ------------
INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS - 0.3%               15,122   The AES Corp. (a)                               $    323,458
                                        3,852   Constellation Energy Group, Inc.                     394,946
                                       10,534   Dynegy, Inc. Class A (a)                              75,213
                                                                                                ------------
                                                                                                     793,617
                                                                                                ------------
INDUSTRIAL CONGLOMERATES - 3.7%        15,746   3M Co.                                             1,327,702
                                      222,865   General Electric Co.                               8,261,606
                                        5,260   Textron, Inc.                                        375,038
                                       10,490   Tyco International Ltd.                              415,929
                                                                                                ------------
                                                                                                  10,380,275
                                                                                                ------------
INSURANCE - 4.3%                        7,300   ACE Ltd.                                             450,995
                                        1,932   AMBAC Financial Group, Inc.                           49,788
                                        6,775   AON Corp. (d)                                        323,100
                                       10,942   Aflac, Inc.                                          685,297
                                       12,245   The Allstate Corp.                                   639,556
                                       56,107   American International Group, Inc. (c)             3,271,038
                                        1,900   Assurant, Inc.                                       127,110
                                        8,196   Chubb Corp.                                          447,338
                                        4,066   Cincinnati Financial Corp.                           160,770
                                        9,600   Genworth Financial, Inc. Class A                     244,320
                                        7,077   Hartford Financial Services Group, Inc.              617,044
                                        6,152   Lincoln National Corp.                               358,169
                                        9,828   Loews Corp.                                          494,742
                                        2,288   MBIA, Inc. (d)                                        42,625
                                       11,860   Marsh & McLennan Cos., Inc.                          313,934
                                       16,053   MetLife, Inc.                                        989,186
                                        6,000   Principal Financial Group, Inc.                      413,040
                                       16,000   The Progressive Corp.                                306,560
                                        9,800   Prudential Financial, Inc.                           911,792
                                        2,344   Safeco Corp.                                         130,514
                                        2,297   Torchmark Corp.                                      139,037
                                       14,437   The Travelers Cos., Inc.                             776,711
                                        7,789   UnumProvident Corp.                                  185,300
                                        3,755   XL Capital Ltd. Class A                              188,914
                                                                                                ------------
                                                                                                  12,266,880
                                                                                                ------------
INTERNET & CATALOG RETAIL - 0.3%        6,900   Amazon.com, Inc. (a)                                 639,216
                                        4,700   Expedia, Inc. (a)                                    148,614
                                        4,400   IAC/InterActiveCorp (a)                              118,448
                                                                                                ------------
                                                                                                     906,278
                                                                                                ------------
INTERNET SOFTWARE &                     3,900   Akamai Technologies, Inc. (a)                        134,940
   SERVICES - 1.9%                     24,800   eBay, Inc. (a)                                       823,112
                                        5,110   Google, Inc. Class A (a)                           3,533,463
                                        4,600   VeriSign, Inc. (a)                                   173,006
                                       29,060   Yahoo! Inc. (a)                                      675,936
                                                                                                ------------
                                                                                                   5,340,457
                                                                                                ------------
LEISURE EQUIPMENT &                     1,576   Brunswick Corp.                                       26,871
   PRODUCTS - 0.2%                      6,711   Eastman Kodak Co.                                    146,770
                                        3,645   Hasbro, Inc.                                          93,239
                                        7,680   Mattel, Inc.                                         146,227
                                                                                                ------------
                                                                                                     413,107

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
LIFE SCIENCES TOOLS &                   4,052   Applera Corp. - Applied Biosystems Group        $    137,444
   SERVICES - 0.4%                      1,331   Millipore Corp. (a)                                   97,403
                                        3,009   PerkinElmer, Inc.                                     78,294
                                        9,536   Thermo Fisher Scientific, Inc. (a)                   550,036
                                        2,400   Waters Corp. (a)                                     189,768
                                                                                                ------------
                                                                                                   1,052,945
                                                                                                ------------
MACHINERY - 1.9%                       13,784   Caterpillar, Inc.                                  1,000,167
                                        2,190   Cummins, Inc.                                        278,940
                                        5,466   Danaher Corp.                                        479,587
                                        9,676   Deere & Co.                                          901,029
                                        4,734   Dover Corp.                                          218,190
                                        3,078   Eaton Corp.                                          298,412
                                        3,856   ITT Corp.                                            254,650
                                        9,332   Illinois Tool Works, Inc.                            499,635
                                        5,758   Ingersoll-Rand Co. Class A                           267,574
                                        2,900   Manitowoc Co.                                        141,607
                                        8,303   PACCAR, Inc.                                         452,347
                                        3,010   Pall Corp.                                           121,363
                                        3,802   Parker Hannifin Corp.                                286,329
                                        2,200   Terex Corp. (a)                                      144,254
                                                                                                ------------
                                                                                                   5,344,084
                                                                                                ------------
MEDIA - 2.8%                           15,103   CBS Corp. Class B                                    411,557
                                       10,945   Clear Channel Communications, Inc.                   377,821
                                       64,186   Comcast Corp. Class A (a)                          1,172,036
                                        3,466   Comcast Corp. Special Class A (a)                     62,804
                                       16,300   The DIRECTV Group, Inc. (a)                          376,856
                                        1,700   The E.W. Scripps Co. Class A                          76,517
                                        4,747   Gannett Co., Inc.                                    185,133
                                        9,692   Interpublic Group of Cos., Inc. (a)                   78,602
                                        7,504   The McGraw-Hill Cos., Inc.                           328,750
                                        1,132   Meredith Corp.                                        62,237
                                        2,777   The New York Times Co. Class A (d)                    48,681
                                       51,600   News Corp. Class A                                 1,057,284
                                        6,934   Omnicom Group Inc.                                   329,573
                                       79,448   Time Warner, Inc.                                  1,311,686
                                       14,803   Viacom, Inc. Class B (a)                             650,148
                                       41,882   Walt Disney Co.                                    1,351,951
                                          100   The Washington Post Co. Class B                       79,143
                                                                                                ------------
                                                                                                   7,960,779
                                                                                                ------------
METALS & MINING - 1.0%                 18,324   Alcoa, Inc. (c)                                      669,742
                                        2,261   Allegheny Technologies, Inc.                         195,350
                                        8,316   Freeport-McMoRan Copper & Gold, Inc. Class B         851,891
                                        9,603   Newmont Mining Corp.                                 468,914
                                        6,140   Nucor Corp.                                          363,611
                                        2,000   Titanium Metals Corp.                                 52,900
                                        2,489   United States Steel Corp.                            300,945
                                                                                                ------------
                                                                                                   2,903,353
                                                                                                ------------
MULTI-UTILITIES - 1.1%                  4,497   Ameren Corp.                                         243,782
                                        4,354   CMS Energy Corp.                                      75,673
                                        7,883   CenterPoint Energy, Inc.                             135,036

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                        5,658   Consolidated Edison, Inc.                       $   276,393
                                        3,923   DTE Energy Co.                                      172,455
                                       12,522   Dominion Resources, Inc.                            594,169
                                        1,452   Integrys Energy Group, Inc.                          75,054
                                        6,711   NiSource, Inc.                                      126,771
                                        7,781   PG&E Corp.                                          335,283
                                        5,414   Public Service Enterprise Group, Inc.               531,871
                                        6,017   Sempra Energy                                       372,332
                                        4,915   TECO Energy, Inc.                                    84,587
                                        9,884   Xcel Energy, Inc.                                   223,082
                                                                                                ------------
                                                                                                  3,246,488
                                                                                                ------------
MULTILINE RETAIL - 0.7%                 2,445   Big Lots, Inc. (a)                                   39,096
                                        1,726   Dillard's, Inc. Class A                              32,414
                                        2,927   Family Dollar Stores, Inc.                           56,286
                                        4,635   J.C. Penney Co., Inc.                               203,894
                                        6,725   Kohl's Corp. (a)                                    308,005
                                        9,206   Macy's, Inc.                                        238,159
                                        3,868   Nordstrom, Inc.                                     142,072
                                        1,570   Sears Holdings Corp. (a)                            160,219
                                       18,034   Target Corp.                                        901,700
                                                                                                ------------
                                                                                                  2,081,845
                                                                                                ------------
OFFICE ELECTRONICS - 0.1%              21,023   Xerox Corp.                                         340,362
                                                                                                ------------
OIL, GAS &                             10,036   Anadarko Petroleum Corp.                            659,265
   CONSUMABLE FUELS - 10.1%             7,166   Apache Corp.                                        770,632
                                        9,600   Chesapeake Energy Corp.                             376,320
                                       46,607   Chevron Corp.                                     4,349,831
                                       35,424   ConocoPhillips                                    3,127,939
                                        3,900   Consol Energy, Inc.                                 278,928
                                        9,602   Devon Energy Corp.                                  853,714
                                        5,232   EOG Resources, Inc.                                 466,956
                                       16,112   El Paso Corp.                                       277,771
                                      120,446   Exxon Mobil Corp.                                11,284,586
                                        6,015   Hess Corp.                                          606,673
                                       15,680   Marathon Oil Corp.                                  954,285
                                        4,100   Murphy Oil Corp.                                    347,844
                                        4,000   Noble Energy, Inc.                                  318,080
                                       18,258   Occidental Petroleum Corp.                        1,405,683
                                        5,700   Peabody Energy Corp.                                351,348
                                        3,000   Range Resources Corp.                               154,080
                                        2,456   Sunoco, Inc.                                        177,913
                                        2,800   Tesoro Corp.                                        133,560
                                       12,000   Valero Energy Corp.                                 840,360
                                       13,407   Williams Cos., Inc.                                 479,702
                                       10,491   XTO Energy, Inc.                                    538,818
                                                                                                ------------
                                                                                                 28,754,288
                                                                                                ------------
PAPER & FOREST PRODUCTS - 0.3%          9,924   International Paper Co.                             321,339
                                        4,542   MeadWestvaco Corp.                                  142,165
                                        4,429   Weyerhaeuser Co.                                    326,594
                                                                                                ------------
                                                                                                    790,098

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
PERSONAL PRODUCTS - 0.2%                9,094   Avon Products, Inc.                             $    359,486
                                        2,800   The Estee Lauder Cos., Inc. Class A                  122,108
                                                                                                ------------
                                                                                                     481,594
                                                                                                ------------
PHARMACEUTICALS - 6.3%                 34,020   Abbott Laboratories                                1,910,222
                                        6,854   Allergan, Inc.                                       440,301
                                        2,300   Barr Pharmaceuticals, Inc. (a)                       122,130
                                       43,563   Bristol-Myers Squibb Co.                           1,155,291
                                       21,448   Eli Lilly & Co.                                    1,145,109
                                        7,118   Forest Laboratories, Inc. (a)                        259,451
                                       62,953   Johnson & Johnson                                  4,198,965
                                        6,016   King Pharmaceuticals, Inc. (a)                        61,604
                                       47,879   Merck & Co., Inc.                                  2,782,249
                                        5,930   Mylan, Inc.                                           83,376
                                      150,960   Pfizer, Inc.                                       3,431,321
                                       35,211   Schering-Plough Corp.                                938,021
                                        2,040   Watson Pharmaceuticals, Inc. (a)                      55,366
                                       29,451   Wyeth                                              1,301,440
                                                                                                ------------
                                                                                                  17,884,846
                                                                                                ------------
REAL ESTATE INVESTMENT TRUSTS           1,900   Apartment Investment & Management Co. Class A         65,987
   (REITS) - 1.0%                       1,600   AvalonBay Communities, Inc.                          150,624
                                        2,500   Boston Properties, Inc.                              229,525
                                        2,800   Developers Diversified Realty Corp.                  107,212
                                        6,400   Equity Residential                                   233,408
                                        5,500   General Growth Properties, Inc.                      226,490
                                       12,200   Host Marriott Corp. (d)                              207,888
                                        5,400   Kimco Realty Corp.                                   196,560
                                        4,100   Plum Creek Timber Co., Inc.                          188,764
                                        5,800   ProLogis                                             367,604
                                        2,700   Public Storage                                       198,207
                                        4,700   Simon Property Group, Inc.                           408,242
                                        3,100   Vornado Realty Trust                                 272,645
                                                                                                ------------
                                                                                                   2,853,156
                                                                                                ------------
REAL ESTATE MANAGEMENT &
   DEVELOPMENT - 0.0%                   4,100   CB Richard Ellis Group, Inc. (a)                      88,355
                                                                                                ------------
ROAD & RAIL - 0.8%                      6,366   Burlington Northern Santa Fe Corp.                   529,842
                                        8,908   CSX Corp.                                            391,774
                                        8,786   Norfolk Southern Corp.                               443,166
                                        1,484   Ryder System, Inc.                                    69,763
                                        5,707   Union Pacific Corp.                                  716,913
                                                                                                ------------
                                                                                                   2,151,458
                                                                                                ------------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT - 2.7%                    12,872   Advanced Micro Devices, Inc. (a) (d)                  96,540
                                        6,847   Altera Corp.                                         132,284
                                        7,073   Analog Devices, Inc.                                 224,214
                                       29,662   Applied Materials, Inc.                              526,797
                                       10,397   Broadcom Corp. Class A (a)                           271,778
                                      129,288   Intel Corp.                                        3,446,818
                                        3,700   KLA-Tencor Corp.                                     178,192
                                       17,096   LSI Logic Corp. (a)                                   90,780
                                        4,464   Linear Technology Corp.                              142,089
                                        5,000   MEMC Electronic Materials, Inc. (a)                  442,450

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                        4,400   Microchip Technology, Inc.                      $    138,248
                                       17,726   Micron Technology, Inc. (a)                          128,514
                                        4,708   National Semiconductor Corp.                         106,589
                                        2,142   Novellus Systems, Inc. (a)                            59,055
                                       12,300   Nvidia Corp. (a)                                     418,446
                                        4,538   Teradyne, Inc. (a)                                    46,923
                                       30,371   Texas Instruments, Inc.                            1,014,391
                                        5,913   Xilinx, Inc.                                         129,317
                                                                                                ------------
                                                                                                   7,593,425
                                                                                                ------------
SOFTWARE - 3.8%                        12,360   Adobe Systems, Inc. (a)                              528,143
                                        4,852   Autodesk, Inc. (a)                                   241,436
                                        4,601   BMC Software, Inc. (a)                               163,980
                                        9,146   CA, Inc.                                             228,193
                                        3,929   Citrix Systems, Inc. (a)                             149,341
                                        7,218   Compuware Corp. (a)                                   64,096
                                        6,700   Electronic Arts, Inc. (a)                            391,347
                                        7,386   Intuit, Inc. (a)                                     233,471
                                      177,486   Microsoft Corp.                                    6,318,502
                                        6,782   Novell, Inc. (a)                                      46,592
                                       87,385   Oracle Corp. (a)                                   1,973,153
                                       18,330   Symantec Corp. (a)                                   295,846
                                                                                                ------------
                                                                                                  10,634,100
                                                                                                ------------
SPECIALTY RETAIL - 1.5%                 1,800   Abercrombie & Fitch Co. Class A                      143,945
                                        3,583   AutoNation, Inc. (a)                                  56,110
                                          908   AutoZone, Inc. (a)                                   108,878
                                        6,048   Bed Bath & Beyond, Inc. (a)                          177,751
                                        7,518   Best Buy Co., Inc.                                   395,823
                                        2,265   Circuit City Stores, Inc.                              9,513
                                        3,400   GameStop Corp. Class A (a)                           211,174
                                        9,803   The Gap, Inc.                                        208,608
                                       36,759   Home Depot, Inc.                                     990,287
                                        6,379   Limited Brands, Inc.                                 120,754
                                       31,722   Lowe's Cos., Inc.                                    717,552
                                        6,440   Office Depot, Inc. (a)                                89,580
                                        1,379   OfficeMax, Inc.                                       28,490
                                        3,383   RadioShack Corp.                                      57,037
                                        2,566   The Sherwin-Williams Co.                             148,931
                                       15,092   Staples, Inc.                                        348,172
                                        9,256   TJX Cos., Inc.                                       265,925
                                        2,747   Tiffany & Co.                                        126,444
                                                                                                ------------
                                                                                                   4,204,974
                                                                                                ------------
TEXTILES, APPAREL &                     7,800   Coach, Inc. (a)                                      238,524
   LUXURY GOODS - 0.4%                  2,300   Jones Apparel Group, Inc.                             36,777
                                        2,608   Liz Claiborne, Inc.                                   53,073
                                        8,234   Nike, Inc. Class B                                   528,952
                                        1,500   Polo Ralph Lauren Corp.                               92,685
                                        2,108   VF Corp.                                             144,735
                                                                                                ------------
                                                                                                   1,094,746
                                                                                                ------------
THRIFTS &                              11,658   Countrywide Financial Corp. (d)                      104,223
   MORTGAGE FINANCE - 0.7%             21,734   Fannie Mae                                           868,925

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

                                      SHARES
INDUSTRY                               HELD     COMMON STOCKS                                       VALUE
--------                             --------   -------------                                   ------------
                                       14,450   Freddie Mac                                     $    492,312
                                       11,700   Hudson City Bancorp, Inc.                            175,734
                                        1,467   MGIC Investment Corp.                                 32,905
                                        8,580   Sovereign Bancorp, Inc.                               97,812
                                       18,451   Washington Mutual, Inc.                              251,118
                                                                                                ------------
                                                                                                   2,023,029
                                                                                                ------------
TOBACCO - 1.4%                         46,589   Altria Group, Inc.                                 3,521,197
                                        3,700   Reynolds American, Inc.                              244,052
                                        3,199   UST, Inc.                                            175,305
                                                                                                ------------
                                                                                                   3,940,554
                                                                                                ------------
TRADING COMPANIES &                     1,621   W.W. Grainger, Inc.                                  141,870
   DISTRIBUTORS - 0.1%
WIRELESS TELECOMMUNICATION              8,600   American Tower Corp. Class A (a)                     366,360
   SERVICES - 0.4%                     63,291   Sprint Nextel Corp.                                  831,011
                                                                                                ------------
                                                                                                   1,197,371
                                                                                                ------------
                                                TOTAL COMMON STOCKS
                                                (COST - $149,887,029) - 99.7%                    283,106,832
                                                                                                ------------

                                   BENEFICIAL
                                    INTEREST    SHORT-TERM SECURITIES
                                  -----------   ---------------------
                                  $13,271,215   BlackRock Liquidity Series, LLC
                                                Cash Sweep Series, 5.04% (b)(e)                 $ 13,271,215
                                      865,500   BlackRock Liquidity Series, LLC
                                                Money Market Series 4.78% (b)(e)(f)                  865,500
                                                                                                ------------
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST - $14,136,715) - 5.0%                       14,136,715
                                                                                                ------------
                                                TOTAL INVESTMENTS
                                                (COST - $164,023,744*)  - 104.7%                 297,243,547
                                                LIABILITIES IN EXCESS OF OTHER ASSETS -
                                                (4.7%)                                           (13,432,735)
                                                                                                ------------
                                                NET ASSETS - 100.0%                             $283,810,812
                                                                                                ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2007, as computed for federal income tax purposes, were as follows:

     Aggregate cost                  $ 171,257,773
                                     =============
     Gross unrealized appreciation   $ 133,075,261
     Gross unrealized depreciation      (7,089,487)
                                     -------------
     Net unrealized appreciation     $ 125,985,774
                                     =============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                          PURCHASE        SALE        REALIZED    INTEREST/DIVIDEND
AFFILIATE                                   COST          COST      GAIN (LOSS)         INCOME
---------                                ----------   -----------   -----------   -----------------
BlackRock Liquidity Series, LLC                                --          --
Cash Sweep Series                        $3,277,717*                                   $668,992
BlackRock Liquidity Series , LLC                 --                        --
Money Market Series                                   $13,004,200**                    $13,075
The PNC Financial Services Group, Inc.   $  159,652   $    95,225     $(3,466)         $18,520
Merrill Lynch & Co., Inc.                $   91,944   $   184,466     $88,586          $28,461

*    Represents net purchase cost.

**   Represents net sale cost.

BLACKROCK VARIABLE SERIES FUNDS, INC. - BLACKROCK S&P 500 INDEX V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2007                (IN U.S. DOLLARS)

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d)  Security, or a portion of security, is on loan.

(e)  Represents the current yield as of December 31, 2007.

(f)  Security was purchased with the cash proceeds from securities loans.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2007 were as follows:

NUMBER OF                   EXPIRATION       FACE       UNREALIZED
CONTRACTS       ISSUE          DATE         VALUE     DEPRECIATION
---------   -------------   ----------   ----------   ------------
    3       S&P 500 Index   March 2008   $1,113,187      $(5,287)

                                         PERCENT OF
VS  SP 500 INDEX SECTOR REPRESENTATION   NET ASSETS
--------------------------------------   ----------
Financials                                  17.6%
Information Technology                      16.8
Energy                                      12.7
Health Care                                 12.0
Industrial                                  11.5
Consumer  Staples                           10.2
Consumer Discretionary                       8.5
Utilities                                    3.7
Telecommunication Services                   3.6
Materials                                    3.4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of BlackRock Variable Series Funds, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of BlackRock S&P 500 Index V.I. Fund (the "Fund"), one of the series constituting BlackRock Variable Series Funds, Inc. (the "Company") as of December 31, 2007, and for the year then ended and have issued our report thereon dated February 26, 2008 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of December 31, 2007 appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

February 26, 2008

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Variable Series Funds, Inc.


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal
    executive officer) of BlackRock
    Variable Series Funds, Inc.


    Date: December 24, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    ----------------------------------
    Donald C. Burke
    Chief Executive Officer (principal
    executive officer) of BlackRock
    Variable Series Funds, Inc.


Date: December 24, 2008



By: /s/ Neal J. Andrews
    ----------------------------------
    Neal J. Andrews
    Chief Financial Officer (principal
    financial officer) of BlackRock
    Variable Series Funds, Inc.


Date: December 24, 2008